UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LIBERTY OILFIELD SERVICES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Class A Common Stock, par value $0.01 per share of Liberty Oilfield Services Inc.
	(2)	Aggregate number of securities to which transaction applies: 66,326,134 shares of Class A Common Stock (1)
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$7.07 (the average of the high and low prices per share on September 25, 2020, as quoted on the New York Stock Exchange)

	(4)	Proposed maximum aggregate value of transaction: $468,925,767.38 (which is the product of $7.07 per share multiplied by 66,326,134)
	(5)	Total fee paid: $51,159.80

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

(1)	Equals the total number of shares of Class A Common Stock that will be issued if the Canadian Buyer Note (as defined in this proxy statement) is paid in shares.

LIBERTY OILFIELD SERVICES INC.

950 17th Street, Suite 2400

Denver, Colorado 80202

Dear Liberty Oilfield Services Inc. Stockholder:

We cordially invite you to attend a special meeting of the stockholders of Liberty Oilfield Services Inc., a Delaware corporation (either individually or together with its subsidiaries, as the context requires, “we,” “us,” “our” or the “Company”), which will be held on [●], 2020 at 9:00 a.m. Mountain Standard Time (the “Special Meeting”). In light of public health concerns regarding the coronavirus outbreak and in consideration of medical and governmental recommendations and orders limiting the number of persons that may gather at public events, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting physically in person.

On August 31, 2020, the Company entered into that certain Master Transaction Agreement (as it may be amended from time to time in accordance with the terms thereof, the “Transaction Agreement”), by and among Schlumberger Technology Corporation, a Texas corporation (“Schlumberger US”), Schlumberger Canada Limited, a corporation organized pursuant to the laws of the Province of Alberta (“Schlumberger Canada” and, together with Schlumberger US, the “Schlumberger Parties”), Liberty Oilfield Services New HoldCo LLC, a Delaware limited liability company (“US Buyer”), the managing member of which is the Company, LOS Canada Operations Inc., a British Columbia corporation and indirect, wholly-owned subsidiary of US Buyer (“Canadian Buyer”), and the Company, pursuant to which the Company will acquire certain assets and liabilities of the Schlumberger Parties’ OneStim® business, which provides hydraulic fracturing pressure pumping services in onshore United States and Canada (such entire business of the Schlumberger Parties’ to be referred to herein as “OneStim” and the portion of OneStim to be acquired pursuant to the Transaction Agreement the “Transferred Business,” in each case, as such terms are more fully described in this proxy statement) through a transaction structured as an equity sale, whereby (a) US Buyer will acquire from Schlumberger US 100% of the issued and outstanding membership interests of each of Solar US Target A, LLC, a Delaware limited liability company, Solar US Target B, LLC, a Delaware limited liability company, and Solar US Target C, LLC, a Delaware limited liability company, in exchange for a fixed number of shares of Class A Common Stock, par value $0.01 per share, of the Company (“Class A Common Stock”), and (b) Canadian Buyer will acquire from Schlumberger Canada 100% of the issued and outstanding membership interests of 1263651 B.C. Unlimited Liability Company, an unlimited liability company organized under the laws of the Province of British Columbia, in exchange for a non-interest bearing demand promissory note (the “Canadian Buyer Note”), which will be payable, in the sole discretion of Canadian Buyer, in either cash or additional shares of Class A Common Stock, in each case, upon the terms and subject to the conditions set forth in the Transaction Agreement (collectively, the “Acquisition”).

The Class A Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “LBRT.” As a result, the Company is subject to Rule 312.03 of the NYSE Listed Company Manual (“NYSE Listing Rule 312.03”), pursuant to which stockholder approval is required prior to the issuance of securities representing 20% or more of the voting power of our outstanding shares of common stock before such issuance. If the Canadian Buyer Note is satisfied in shares of Class A Common Stock, 66,326,134 shares of Class A Common Stock will be issued in connection with the Acquisition, which would represent 37% of the voting power of our outstanding shares of common stock as of August 31, 2020 on a pro forma basis, the applicable date for applying NYSE Listing Rule 312.03.

Accordingly, at the Special Meeting, Company stockholders will be asked to consider and vote upon: (a) a proposal to approve, for purposes of complying with NYSE Listing Rule 312.03, the issuance of up to

66,326,134 shares of Class A Common Stock in connection with the Acquisition and pursuant to the Transaction Agreement (the “Stock Issuance Proposal”), and (b) a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal (the “Adjournment Proposal”).

Each of these proposals is more fully described in this proxy statement, which each stockholder is encouraged to carefully read.

We are providing the accompanying proxy statement and proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Special Meeting (including following any adjournments or postponements of the Special Meeting). Information about the Special Meeting, the Acquisition and other related business to be considered by the Company’s stockholders at the Special Meeting is included in this proxy statement. Whether or not you plan to attend the Special Meeting virtually, we urge all Company stockholders to read this proxy statement, including the Annexes and the accompanying financial statements of OneStim, carefully and in their entirety. In particular, we urge you to carefully read the section entitled “Risk Factors” beginning on page 44 of this proxy statement.

After careful consideration, our Board of Directors (the “Board”) has unanimously (a) approved and adopted the Transaction Agreement and the transactions contemplated thereby, including the Acquisition, (b) declared advisable the Transaction Agreement and the transactions contemplated thereby, including the Acquisition, and (c) recommends that our stockholders, voting together as a single class, vote “FOR” the approval of the Stock Issuance Proposal. When you consider the Board’s recommendation, you should keep in mind that certain executive officers of the Company have interests in the Acquisition that may conflict with your interests as a stockholder. Please see the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Acquisition—Interests of Certain Persons in the Acquisition” for additional information.

For purposes of this Special Meeting, all references in this proxy statement to “present in person” or “in person” mean virtually present at the Special Meeting. Approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the shares of Class A Common Stock and Class B Common Stock, par value $0.01 per share (the “Class B Common Stock” and, together with Class A Common Stock, the “Common Stock”), voting together as a single class, present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present.

Your vote is very important. Whether or not you plan to attend the Special Meeting virtually, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. The transactions contemplated by the Transaction Agreement and the closing of the Acquisition will be consummated only if the Stock Issuance Proposal is approved at the Special Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting virtually, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record and you attend the Special Meeting virtually and wish to vote, you may withdraw your proxy and vote at the Special Meeting.

On behalf of our Board, I would like to thank you for your support of the Company and look forward to a successful completion of the Acquisition.

Sincerely,

[●], 2020

Christopher A. Wright

Chairman of the Board of Directors and

Chief Executive Officer

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE ACQUISITION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

This proxy statement is dated [●], 2020 and is expected to be first mailed to Company stockholders on or about [●], 2020.

NOTICE OF SPECIAL MEETING OF

STOCKHOLDERS OF LIBERTY OILFIELD SERVICES INC.

TO BE HELD [●], 2020

To the Stockholders of Liberty Oilfield Services Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Liberty Oilfield Services Inc., a Delaware corporation (either individually or together with its subsidiaries, as the context requires, “we,” “our” or the “Company”), will be held on [●], 2020 at 9:00 a.m. Mountain Standard Time virtually at [●] (the “Special Meeting”). You are cordially invited to virtually attend the Special Meeting to conduct the following items of business:

1.

Stock Issuance Proposal—To consider and vote upon a proposal to approve, for purposes of complying with NYSE Listing Rule 312.03, the issuance of up to 66,326,134 shares of Class A Common Stock, par value $0.01 per share, of the Company (the “Class A Common Stock”) in connection with the acquisition of the Transferred Business (as defined below) and pursuant to that certain Master Transaction Agreement, dated as of August 31, 2020 (as it may be amended from time to time in accordance with the terms thereof, the “Transaction Agreement”), by and among Schlumberger Technology Corporation, a Texas corporation (“Schlumberger US”), Schlumberger Canada Limited, a corporation organized pursuant to the laws of the Province of Alberta (“Schlumberger Canada” and, together with Schlumberger US, the “Schlumberger Parties”), Liberty Oilfield Services New HoldCo LLC, a Delaware limited liability company (“US Buyer”), the managing member of which is the Company, LOS Canada Operations Inc., a British Columbia corporation and indirect, wholly-owned subsidiary of US Buyer, and the Company, a copy of which is attached to this proxy statement as Annex A (“Stock Issuance Proposal”); and

2.

Adjournment Proposal—To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Stock Issuance Proposal (“Adjournment Proposal”).

The above matters are more fully described in this proxy statement, which also includes, as Annex A, a copy of the Transaction Agreement. We urge you to carefully read this proxy statement in its entirety, including the Annexes and accompanying financial statements of OneStim.

In light of public health concerns regarding the coronavirus outbreak and in consideration of medical and governmental recommendations and orders limiting the number of persons that may gather at public events, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting physically in person.

The record date for the Special Meeting is [●], 2020. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment thereof. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting. If you would like to inspect the list of Company stockholders of record, please contact the Investor Relations department at IR@libertyfrac.com to schedule an appointment or request access.

The acquisition of certain assets and liabilities of the Schlumberger Parties’ OneStim business, which provides hydraulic fracturing pressure pumping services in onshore United States and Canada (such entire business of the Schlumberger Parties to be referred to herein as “OneStim” and the portion of OneStim to be acquired pursuant to the Transaction Agreement, the “Transferred Business,” in each case, as such terms are more fully described in this proxy statement) contemplated by the Transaction Agreement is conditioned on, among other things, the approval of the Stock Issuance Proposal at the Special Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.

For purposes of this Special Meeting, all references in this proxy statement to “present in person” or “in person” mean virtually present at the Special Meeting. The holders of a majority of the shares entitled to vote as of the close of business on the record date must be present in person or represented by proxy at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. The approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the shares of Class A Common Stock and the Class B Common Stock, par value $0.01 per share, of the Company (the “Class B Common Stock” and, together with Class A Common Stock, the “Common Stock”), voting together as a single class, present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present. The Board unanimously recommends that you vote “FOR” each of these proposals.

By Order of the Board of Directors

R. Sean Elliott

Vice President, General Counsel and Corporate Secretary

Denver, Colorado

[●], 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2020: A COPY OF THE NOTICE OF SPECIAL MEETING OF THE STOCKHOLDERS, THIS PROXY STATEMENT AND PROXY VOTING CARD ARE AVAILABLE AT HTTP://WWW.ASTPROXYPORTAL.COM/AST/21952/SPECIAL.

Page
SUMMARY TERM SHEET	1
FREQUENTLY USED TERMS	4
QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS	10
SUMMARY OF THE PROXY STATEMENT	22
SELECTED HISTORICAL FINANCIAL DATA OF THE COMPANY	37
SELECTED HISTORICAL COMBINED FINANCIAL DATA OF ONESTIM	38
SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION	39
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	42
RISK FACTORS	44
COMPARATIVE SHARE INFORMATION	53
SPECIAL MEETING OF COMPANY STOCKHOLDERS	54
PROPOSAL NO. 1—APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IN CONNECTION WITH THE ACQUISITION	59
PROPOSAL NO. 2—THE ADJOURNMENT PROPOSAL	118
INFORMATION ABOUT THE COMPANY	119
INFORMATION ABOUT ONESTIM	120
ONESTIM’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	130
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION	135
BENEFICIAL OWNERSHIP OF SECURITIES	145
PRICE RANGE OF SECURITIES AND DIVIDENDS	147
INDEPENDENT REGISTERED ACCOUNTING FIRM	148
APPRAISAL RIGHTS	148
VOTING RIGHTS	148
DIVIDEND RIGHTS	148
LIQUIDATION RIGHTS	148
OTHER MATTERS	148
HOUSEHOLDING INFORMATION	149
TRANSFER AGENT AND REGISTRAR	149
SUBMISSION OF STOCKHOLDER PROPOSALS	149
FUTURE STOCKHOLDER PROPOSALS	149
WHERE YOU CAN FIND ADDITIONAL INFORMATION; INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	150
INDEX TO ONESTIM FINANCIAL INFORMATION	F-1
ANNEX A TRANSACTION AGREEMENT	A-1
ANNEX B OPINION OF TPH	B-1
ANNEX C FORM OF A&R STOCKHOLDERS AGREEMENT	C-1
ANNEX D FORM OF A&R REGISTRATION RIGHTS AGREEMENT	D-1

i

SUMMARY TERM SHEET

This summary term sheet, together with the sections entitled “Questions and Answers About the Proposals for Stockholders” and “Summary of the Proxy Statement,” summarizes certain information contained in this proxy statement, but does not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the attached Annexes, for a more complete understanding of the matters to be considered at the Special Meeting. In addition, for defined terms used commonly throughout this proxy statement, including this summary term sheet, please see the section entitled “Frequently Used Terms.”

•

Liberty Oilfield Services Inc., a Delaware corporation, which we refer to, either individually or together with its subsidiaries, as the context requires, as “we,” “us,” “our” or the “Company” is an independent provider of hydraulic fracturing services and goods to onshore oil and natural gas exploration and production (“E&P”) companies in North America. We provide our services primarily in the Permian Basin, the Eagle Ford Shale, the Denver-Julesburg Basin, the Williston Basin, the San Juan Basin, and the Powder River Basin. For more information about the Company, please see the section entitled “Information About the Company.”

•

As of [●], 2020, the record date for the Special Meeting, there were [●] shares of Class A Common Stock issued and outstanding, [●] shares of Class B Common Stock issued and outstanding, and there were no shares of Company preferred stock issued and outstanding.

•

Schlumberger Limited, incorporated in Curaçao, is the world’s leading provider of technology for reservoir characterization, drilling, production and processing to the oil and gas industry and has executive offices in Paris, Houston, London and The Hague. Schlumberger US and Schlumberger Canada, wholly-owned subsidiaries of Schlumberger Limited, deliver integrated oil and gas solutions to optimize hydrocarbon recovery through many technologies, including OneStim, its onshore hydraulic fracturing business. For more information about OneStim in the United States and Canada, including the Transferred Business, please see the sections entitled “Information About OneStim” and “OneStim’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•

On August 31, 2020, the Company entered into that certain Transaction Agreement by and among Schlumberger US, Schlumberger Canada, US Buyer, Canadian Buyer and the Company to acquire the Transferred Business in exchange for a fixed number of shares of Class A Common Stock and the Canadian Buyer Note. For more information about the Transaction Agreement, please see the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement.”

•

Immediately prior to the Closing and as a part of the Pre-Closing Restructuring, (a) Schlumberger US will convey (or will cause its applicable subsidiaries to convey) to Schlumberger US Target A, Schlumberger US Target B and Schlumberger US Target C, each of their respective portions of all of the US Transferred Assets, and Schlumberger US Target A, Schlumberger US Target B and Schlumberger US Target C will assume their respective portions of all of the US Assumed Liabilities, and (b) Schlumberger Canada will convey to Schlumberger Canada Target all of the Canadian Transferred Assets, and Schlumberger Canada Target will assume the Canadian Assumed Liabilities, in each case, upon the terms and subject to the conditions set forth in the Transaction Agreement and the Restructuring Agreements. The Restructuring Agreements also provide for the treatment of net working capital of the Transferred Business. To the extent the combined working capital of the Transferred Business as of a specified measurement time on the Closing Date is less than a target working capital amount, the Company will be entitled to a cash payment of such difference. The Pre-Closing Restructuring will result in the Target Companies collectively owning and operating the Transferred Business, with (i) the Schlumberger US Targets collectively owning and operating the US Business and the US Transferred Assets and assuming the US Assumed Liabilities and (ii) Schlumberger Canada Target owning and operating the Canadian Business and the Canadian Transferred Assets and assuming the Canadian Assumed Liabilities.

•

Following the completion of the Pre-Closing Restructuring and at the Closing, (a) in connection with the US Equity Sale, US Buyer will acquire the Target US Interests from Schlumberger US in exchange for a fixed number of shares of Class A Common Stock, and (b) in connection with the Canadian Equity Sale, Canadian Buyer will acquire the Target Canadian Interests from Schlumberger Canada in exchange for the Canadian Buyer Note, which will be payable in either cash or additional shares of Class A Common Stock, in each case, upon the terms and subject to the conditions set forth in the Transaction Agreement.

•

If the Canadian Buyer Note is satisfied in shares of Class A Common Stock, an aggregate amount of 66,326,134 shares of Class A Common Stock will be issued in connection with the Acquisition, which would represent 37% of the issued and outstanding shares of Common Stock as of August 31, 2020 on a pro forma basis.

•

Our management and Board considered various factors in determining whether to approve and adopt the Transaction Agreement and the transactions contemplated thereby, including the Acquisition. The Board’s reasons for approving the Acquisition are described in the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Acquisition—The Company’s Board of Directors’ Reasons for the Approval of the Acquisition and the Related Stock Issuance.”

•

At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon a proposal to approve, for purposes of complying with NYSE Listing Rule 312.03, the issuance of up to 66,326,134 shares of Class A Common Stock in connection with the Acquisition. In addition to voting on the Stock Issuance Proposal at the Special Meeting, the stockholders of the Company will be asked to vote on a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal. For more information about the Stock Issuance Proposal and the Adjournment Proposal, please see the sections entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition,” and “Proposal No. 2—The Adjournment Proposal.” The Acquisition is conditioned on, among other things, the approval of the Stock Issuance Proposal at the Special Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.

•

Unless waived by the parties to the Transaction Agreement, and subject to applicable law, the closing of the Acquisition is subject to a number of conditions set forth in the Transaction Agreement, including, among others, expiration or termination of the waiting periods under the HSR Act (which termination was granted on September 25, 2020), the issuance of an advance ruling certificate, or in the alternative, expiration or termination of the waiting period or the waiver of the notification obligation and the issuance of a no action letter under the Competition Act (an advance ruling certificate was issued on September 30, 2020), receipt of stockholder approval contemplated by this proxy statement and receipt of the consent of the required lenders and administrative agent under the Company’s credit facilities as to certain matters contemplated by the Transaction Agreement. For more information about the closing conditions to the Acquisition, please see the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—Conditions to Closing of the Acquisition.”

•

The Transaction Agreement may be terminated at any time prior to the consummation of the Acquisition upon agreement of the parties thereto, or by the Company or Schlumberger US, on behalf of itself or Schlumberger Canada, in specified circumstances. For more information about the termination rights under the Transaction Agreement, please see the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—Termination.”

•	The proposed Acquisition involves numerous risks. For more information about these risks, please see the section entitled “Risk Factors.”

•

In considering the recommendation of our Board to vote for the proposals presented at the Special Meeting, including the Stock Issuance Proposal, you should be aware that certain members of our management have interests in the Acquisition that are different from, or in addition to, the interests of our stockholders generally. Our Board was aware of and considered these interests, among other matters, in evaluating the Acquisition and Transaction Documents and before recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting, including the Stock Issuance Proposal. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including the Stock Issuance Proposal. These interests include, among other things, that, unless waived by the applicable members of our management, the issuance of more than 30% of our Common Stock in connection with the completion of the Acquisition would constitute a “change-in-control” under the Company’s change-in-control agreements between the Company and certain members of our management team. As a result, in the event such members of our management are terminated pursuant to a qualifying termination within 18 months following the issuance of the shares of Class A Common Stock in connection with the completion of the Acquisition, such management members would receive benefits (including cash payments, benefits and accelerated vesting of such person’s performance-based and time-based RSUs) that exceed what they would have otherwise been entitled to receive absent such issuance. In addition, one member of our executive management team holds an award of restricted Class A Common Stock that will become 100% vested upon the earlier of the completion of the Acquisition or October 31, 2020, provided such management member remains continuously employed by the Company through such earlier date.

FREQUENTLY USED TERMS

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” the “Company” and “LBRT” refer to Liberty Oilfield Services Inc. (either individually or together with its subsidiaries and before or after consummation of the Acquisition, in each case, as the context requires), and the term “post-acquisition company” refers to the Company only following the consummation of the Acquisition. In this proxy statement:

“Acquisition” means the US Equity Sale and Canadian Equity Sale, collectively.

“Adjournment Proposal” means the proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal.

“Assumed Liabilities” means the US Assumed Liabilities and the Canadian Assumed Liabilities.

“AST” means American Stock Transfer & Trust Company LLC.

“A&R Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, by and among the Company, the Schlumberger Parties and each of the other holders identified therein, to be entered into at the Closing, substantially in the form attached hereto as Annex D.

“A&R Stockholders Agreement” means the Amended and Restated Stockholders’ Agreement, by and among the Company, Riverstone and the Schlumberger Parties, to be entered into at the Closing, substantially in the form attached hereto as Annex C.

“Board” or “Board of Directors” means the board of directors of the Company.

“Canadian Assumed Liabilities” is defined in “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—Acquisition—Transfer of the Transferred Assets and Assumption of Assumed Liabilities.”

“Canadian Business” means the portion of OneStim conducted in Canada through the ownership and operation of the Canadian Transferred Assets, other than any Retained Assets.

“Canadian Buyer” means LOS Canada Operations Inc., a British Columbia corporation and indirect, wholly-owned subsidiary of US Buyer.

“Canadian Buyer Note” means a non-interest bearing demand promissory note payable in either cash or shares of Class A Common Stock.

“Canadian Equity Sale” means the sale by Schlumberger Canada of the Target Canadian Interests to Canadian Buyer, on the terms and subject to the conditions set forth in the Transaction Agreement.

“Canadian Restructuring Contribution Agreement” means the Contribution Agreement to be entered into immediately prior to Closing by and between Schlumberger Canada and Schlumberger Canada Target, in substantially the form attached as Exhibit B to the Transaction Agreement.

“Canadian Transferred Assets” is defined in “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—Acquisition—Transfer of the Transferred Assets and Assumption of Assumed Liabilities.”

“Change of Recommendation” is defined in “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—Change of Recommendation.”

“Class A Common Stock” means the shares of Class A Common Stock, par value $0.01 per share, of the Company.

“Class B Common Stock” means the shares of Class B Common Stock, par value $0.01 per share, of the Company.

“Closing” means the closing of the transactions contemplated by the Transaction Agreement.

“Closing Date” means the date on which the Closing actually occurs.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the shares of Class A Common Stock together with the shares of Class B Common Stock.

“Company Indemnified Persons” has the meaning given to the term “Liberty Parent Indemnified Persons” in the Transaction Agreement and generally means each of the Liberty Parties and its respective affiliates, and their respective representatives, successors and assigns.

“Competing Proposal” is defined in “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—No Solicitation by the Company.”

“Competition Act” means the Competition Act (Canada) and the regulations promulgated thereunder.

“Corporate Documents” means, with respect to any entity, such entity’s articles or certificate of incorporation, bylaws, memorandum and articles of association, limited liability company agreement or partnership agreement, as applicable, and any other organizational documents of such entity.

“D.F. King” means D.F. King & Co., Inc., proxy solicitor to the Company.

“Deloitte” means Deloitte & Touche LLP, independent registered public accounting firm to the Company.

“DGCL” means the General Corporation Law of the State of Delaware.

“Employee Matters Agreement” means the Employee Matters Agreement to be entered into by and among Schlumberger US, Schlumberger Canada and the Company at the Closing as more particularly described in the Transaction Agreement and the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition— Transaction Documents—Employee Matters Agreement.”

“Equity Assignment Agreement” means the Equity Assignment Agreement to be entered into by and among Schlumberger US, US Buyer, Schlumberger Canada and Canadian Buyer at the Closing, evidencing (a) Schlumberger US’ assignment and transfer to US Buyer of the Target US Interests in connection with the US Equity Sale, and (b) Schlumberger Canada’s assignment and transfer to Canadian Buyer of the Target Canadian Interests in connection with the Canadian Equity Sale.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Stockholders Agreement” means that certain Stockholders Agreement, dated as of January 17, 2018, by and among the Company, R/C IV Liberty Oilfield Services Holdings, L.P., R/C Energy IV Direct Partnership, L.P., Laurel Road, LLC, Laurel Road II, LLC, Concentric Equity Partners II, L.P., BRP Liberty, LLC, Bay Resource Partners, L.P., Bay II Resource Partners, L.P., Thomas E. Claugus, GMT Exploration, LLC and SH Ventures LOS, LLC, as amended, restated, modified, waived or otherwise supplemented from time to time.

“E&P” means exploration and production.

“GAAP” means generally accepted accounting principles in the United States of America.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Intervening Event” means any material development, event, effect, fact, change, circumstance, condition or occurrence that (a) occurs or arises after the date of the Transaction Agreement, and (b) was not known to or reasonably foreseeable by the Board as of the date of the Transaction Agreement (or if known, the magnitude or material consequences of which were not known by the Board as of the date of the Transaction Agreement); provided, that, in no event will a Competing Proposal or a Superior Proposal be an Intervening Event.

“Intellectual Property License Agreement” means the Intellectual Property License Agreement to be entered into by and among Schlumberger US, Schlumberger Canada and the Company at the Closing as more particularly described in the Transaction Agreement and the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—Transaction Documents—Intellectual Property License Agreement.”

“Kermit Mine Assets” means the Transferred Assets relating to that certain sand plant facility held by High Roller Asset Co, LLC, a Delaware limited liability company, in Winkler County, Texas located approximately four miles North of FM 874 on FM 1218.

“Liberty Parties” means the Company, US Buyer and Canadian Buyer.

“LTIP” means the Liberty Oilfield Services Inc. Long Term Incentive Plan.

“Management Voting Agreements” means (a) that certain Voting and Support Agreement, dated as of August 31, 2020, by and among the Company, Schlumberger US, Schlumberger Canada and Christopher A. Wright, (b) that certain Voting and Support Agreement, dated as of August 31, 2020, by and among the Company, Schlumberger US, Schlumberger Canada and Michael Stock and (c) that certain Voting and Support Agreement, dated as of August 31, 2020, by and among the Company, Schlumberger US, Schlumberger Canada and Ron Gusek, which agreements collectively cover approximately 5.56% of the issued and outstanding shares of Common Stock as of August 31, 2020.

“Material Adverse Effect” is defined in “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—Material Adverse Effect.”

“Monahans Mine Assets” means the Transferred Assets relating to that certain sand plant facility held by Wisconsin Proppants LLC, a Wisconsin limited liability company, in Monahans, Ward County, Texas, located approximately 5.5 miles East of Monahans, Texas on the IH 20 frontage road.

“NYSE” means the New York Stock Exchange.

“NYSE Listing Rule 312.03” means Rule 312.03 of the NYSE Listed Company Manual.

“OneStim” means the assets and liabilities that constitute the Schlumberger Parties’ entire business of providing hydraulic fracturing pressure pumping services in onshore United States and Canada, a portion of which constitutes the Transferred Business. For the avoidance of doubt, in no event will the definition of “OneStim” as used herein include cementing; acidizing; sand control; gravel packing; manufacturing and sale of chemicals (including individual chemical compounds, polymers, compositions or mixtures of a plurality of compounds and/or polymers, or formulated treatment fluids or its components) used in hydraulic fracturing, and equipment and parts used in or necessary for such manufacturing; frac plugs; perforating guns; charges; toe initiation valves and other multistage completion products; engineering, advisory and consulting services on hydraulic services design; reservoir studies; full field reviews; and related types of miscellaneous pressure pumping services, and coiled-tubing related services.

“Pre-Closing Restructuring” means the transactions contemplated by the Restructuring Agreements, pursuant to which, immediately prior to Closing, (a) Schlumberger US will convey (or will cause its applicable subsidiaries to convey) to Schlumberger US Target A, Schlumberger US Target B and Schlumberger US Target C each of their respective portions of all of the US Transferred Assets, and Schlumberger US Target A, Schlumberger US Target B and Schlumberger US Target C will assume their respective portions of all of the US Assumed Liabilities, and (b) Schlumberger Canada will convey to Schlumberger Canada Target all of the Canadian Transferred Assets, and Schlumberger Canada Target will assume the Canadian Assumed Liabilities, in each case, upon the terms and subject to the conditions set forth in the Transaction Agreement and the Restructuring Agreements. The Pre-Closing Restructuring will result in the Target Companies collectively owning and operating the Transferred Business, with (i) the Schlumberger US Targets collectively owning and operating the US Business and the US Transferred Assets and assuming the US Assumed Liabilities, and (ii) Schlumberger Canada Target owning and operating the Canadian Business and the Canadian Transferred Assets and assuming the Canadian Assumed Liabilities.

“Restructuring Agreements” means the Canadian Restructuring Contribution Agreement and the US Restructuring Contribution Agreement.

“Retained Assets” is defined in “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—Acquisition—Transfer of the Transferred Assets and Assumption of Assumed Liabilities.”

“Retained Liabilities” is defined in “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—Acquisition—Transfer of the Transferred Assets and Assumption of Assumed Liabilities.”

“Riverstone” means, collectively, R/C IV Liberty Holdings, L.P., a Delaware limited partnership, and R/C Energy IV Direct Partnership, L.P., a Delaware limited partnership.

“Riverstone Voting Agreement” means that certain Voting and Support Agreement, dated as of August 31, 2020, by and among the Company, Schlumberger US, Schlumberger Canada and Riverstone, which collectively covers approximately 30.15% of the issued and outstanding shares of Common Stock as of August 31, 2020.

“RSUs” means restricted stock units.

“Schlumberger Canada” means Schlumberger Canada Limited, a corporation organized under the laws of the Province of Alberta.

“Schlumberger Canadian Share Consideration” means a number of shares of Class A Common Stock equal to the Share Consideration less the Schlumberger US Consideration.

“Schlumberger Canada Target” means 1263651 B.C. Unlimited Liability Company, an unlimited liability company organized under the laws of the Province of British Columbia and a direct, wholly-owned subsidiary of Schlumberger Canada.

“Schlumberger Indemnified Persons” has the meaning given to such term in the Transaction Agreement and generally means each of Schlumberger US, Schlumberger Canada and their respective affiliates, and each of their respective representatives, successors and assigns.

“Schlumberger Limited” means Schlumberger Limited, a Curaçao corporation.

“Schlumberger Parties” means Schlumberger US together with Schlumberger Canada.

“Schlumberger US” means Schlumberger Technology Corporation, a Texas corporation.

“Schlumberger US Consideration” means a number of shares of Class A Common Stock to be determined by Schlumberger US, and consented to by the Company (such consent not to be unreasonably withheld) no less than five business days prior to Closing (which number will not exceed the Share Consideration).

“Schlumberger US Target A” means Solar US Target A, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Schlumberger US.

“Schlumberger US Target B” means Solar US Target B, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Schlumberger US.

“Schlumberger US Target C” means Solar US Target C, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Schlumberger US.

“Schlumberger US Targets” means Schlumberger US Target A, Schlumberger US Target B and Schlumberger US Target C.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Share Consideration” means 66,326,134 shares of Class A Common Stock.

“Special Meeting” means the special meeting of the stockholders of the Company that is the subject of this proxy statement.

“Stock Issuance Proposal” means the proposal to approve, for purposes of complying with NYSE Listing Rule 312.03, the issuance of up to 66,326,134 shares of Class A Common Stock in connection with the Acquisition and pursuant to the Transaction Agreement.

“Stockholder Approval” means the approval of the Company’s stockholders of the Stock Issuance Proposal.

“Superior Proposal” is defined in “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—No Solicitation by the Company.”

“Target Canadian Interests” means 100% of the issued and outstanding shares of Schlumberger Canada Target all of which are owned beneficially and of record by Schlumberger Canada.

“Target Companies” means the Schlumberger US Targets and Schlumberger Canada Target.

“Target US Interests” means 100% of the issued and outstanding membership interests of each of the Schlumberger US Targets, all of which are owned beneficially and of record by Schlumberger US.

“TPH” means Tudor Pickering Holt & Co Advisors LP, financial advisor to the Company.

“Transaction Agreement” means that certain Master Transaction Agreement (as it may be amended from time to time in accordance with the terms thereof), dated as of August 31, 2020, by and among Schlumberger US, Schlumberger Canada, US Buyer, Canadian Buyer and the Company.

“Transferred Assets” means the US Transferred Assets and the Canadian Transferred Assets.

“Transferred Business” means the US Business and Canadian Business, collectively, which, for the avoidance of doubt, includes all Transferred Assets and Assumed Liabilities.

“US Assumed Liabilities” is defined in “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—Acquisition—Transfer of the Transferred Assets and Assumption of Assumed Liabilities.”

“US Business” means the portion of OneStim conducted in the United States of America through the ownership and operation of the US Transferred Assets, other than any Retained Assets.

“US Buyer” means Liberty Oilfield Services New HoldCo LLC, a Delaware limited liability company, the managing member of which is the Company.

“US Equity Sale” means the sale by Schlumberger US of the Target US Interests to US Buyer, on the terms and subject to the conditions set forth in the Transaction Agreement.

“US Restructuring Contribution Agreement” means the Contribution Agreement to be entered into immediately prior to Closing by and between Schlumberger US and each of the Schlumberger US Targets, in substantially the form attached as Exhibit G to the Transaction Agreement.

“US Transferred Assets” is defined in “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—Acquisition—Transfer of the Transferred Assets and Assumption of Assumed Liabilities.”

“Voting Agreements” means the Management Voting Agreements and the Riverstone Voting Agreement.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The questions and answers below highlight only selected information from this document and only briefly address some commonly asked questions about the proposals to be presented at the Special Meeting, including with respect to the proposed Acquisition. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to carefully read this entire proxy statement, including the Annexes and the other documents referred to herein, to fully understand the proposed Acquisition and the voting procedures for the Special Meeting, which will be held on [●], 2020 at 9:00 a.m. Mountain Standard Time virtually at [●].

Q:	Why am I receiving this proxy statement?

A:

We have entered into that certain Transaction Agreement to acquire the Transferred Business on the terms set forth in the Transaction Agreement in exchange for a fixed number of shares of Class A Common Stock and the Canadian Buyer Note, which is payable in either cash or additional shares of Class A Common Stock. Our stockholders are being asked to consider and vote upon a proposal to approve the issuance of up to 66,326,134 shares of Class A Common Stock in connection with the Acquisition and pursuant to the Transaction Agreement and to approve the Adjournment Proposal. A copy of the Transaction Agreement is attached to this proxy statement as Annex A.

The issuance of shares of Class A Common Stock in connection with the Acquisition must be approved by the Company’s stockholders in accordance with NYSE Listing Rule 312.03 in order for the Acquisition to be consummated. This proxy statement and its Annexes contain important information about the proposed Acquisition and the other matters to be acted upon at the Special Meeting. You should read this proxy statement and its Annexes carefully and in their entirety.

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its Annexes.

Q:	What is a proxy?

A:

It is your legal designation of another person to vote the stock you own in the manner you direct. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Christopher A. Wright, Michael Stock and R. Sean Elliott to serve as proxies for the Special Meeting. The Board will use the proxies at the Special Meeting. The proxies may also be voted at any adjournments or postponements of the meeting.

Q:	What is a proxy statement?

A:	It is a document that we give you when we are soliciting your vote pursuant to SEC regulations.

Q:	When and where is the Special Meeting?

A:

The Special Meeting will be held on [●], 2020 at 9:00 a.m. Mountain Standard Time virtually at [●]. Online access will begin at 8:45 a.m., Mountain Standard Time, and the Company encourages its stockholders to access the Special Meeting prior to the start time. To be admitted to the Special Meeting, stockholders must enter the password “liberty2020”.

The Company has chosen to hold the Special Meeting solely via the Internet and not in a physical location given the public health impact of coronavirus (“COVID-19”) and the desire to promote the health and safety of their respective stockholders, directors, officers, employees and other constituents. You will not be able to attend the Special Meeting physically in person.

For purposes of this Special Meeting, all references in this proxy statement to “present in person” or “in person” mean virtually present at the Special Meeting. Even if you plan to attend the Special Meeting virtually, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the Special Meeting.

Q:	What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:

Stockholders of Record. If your shares are registered in your name with our transfer agent, AST, you are a stockholder of record with respect to those shares and the proxy materials were sent directly to you.

Street Name Holders. If you hold your shares in an account at a bank or broker, then you are the beneficial owner of shares held in “street name.” The proxy materials were forwarded to you by your bank or broker, who is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your bank or broker on how to vote the shares held in your account.

Q:	How can I access the proxy materials for the Special Meeting?

A:

Stockholders may access the proxy materials, which include the Notice of Special Meeting of Stockholders and the Proxy Statement on the Internet at http://www.astproxyportal.com/ast/21952/special. We will also provide a hard copy of any of these documents free of charge upon request as set forth in the Notice of Special Meeting of Stockholders or by writing us at: Liberty Oilfield Services Inc., 950 17th Street, Suite 2400, Denver, Colorado, Attention: Corporate Secretary.

Instead of receiving future copies of our proxy materials by mail, you can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save the cost of producing and mailing documents to your home or business, will give you an electronic link to the proxy voting site and will also help preserve environmental resources.

Stockholders of Record. If you are a stockholder of record, simply follow the prompts for enrolling in the e-Consent electronic proxy delivery service set forth on your proxy card. You also may enroll in the electronic proxy delivery service at any time by going directly to www.astfinancial.com and following the enrollment instructions.

Street Name Holders. If you hold your shares in a bank or brokerage account, you may also have the opportunity to receive the proxy materials electronically. Please check the information provided in the proxy materials you receive from your bank or broker regarding the availability of this service.

Q:	How do I attend the Special Meeting? What do I need to bring?

A:

All stockholders as of the record date may attend, vote and submit questions virtually at the Special Meeting by logging in at [●]. To be admitted to the Special meeting at [●], stockholders must enter the password “liberty2020”. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or notice. If you are not a stockholder or do not have a control number, you may still access the Special Meeting as a guest, but you will not be able to participate.

Attendees will also be required to comply with rules of order and procedure that will be available at the Special Meeting.

Q:	How can I vote at the Special Meeting if I own shares in street name?

A:

If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. Street name holders may vote by Internet or telephone if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials.

To vote in person at the Special Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Special Meeting. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Special Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to AST. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on [●], 2020. You will receive a confirmation of your registration by email after we receive your registration materials.

Q:	What shares are included on the proxy card or voting instruction form?

A:

If you are a stockholder of record, you will receive only one proxy card for all the shares of Common Stock you hold in book-entry form. If you hold shares in our 401(k) plan or the Company’s legacy restricted stock plan, you will receive a separate proxy card applicable to those shares. If you hold your shares in street name, you will receive one voting instruction form for each account you have with a bank or broker. If you hold shares in multiple accounts, you may need to provide voting instructions for each account.

Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:	The Company’s stockholders are being asked to approve the following proposals:

1.

Stock Issuance Proposal—To approve, for purposes of complying with NYSE Listing Rule 312.03, the issuance of up to 66,326,134 shares of Class A Common Stock in connection with the Acquisition and pursuant to the Transaction Agreement (as further described in “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement”); and

2.

Adjournment Proposal—To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Stock Issuance Proposal.

Q:	What will happen in the Pre-Closing Restructuring?

A:

Immediately prior to the Closing, (a) Schlumberger US will convey (or will cause its applicable subsidiaries to convey) to Schlumberger US Target A, Schlumberger US Target B and Schlumberger US Target C each of their respective portions of all of the US Transferred Assets, and Schlumberger US Target A, Schlumberger US Target B and Schlumberger US Target C will assume their respective portions of all of the US Assumed Liabilities, and (b) Schlumberger Canada will convey to Schlumberger Canada Target all of the Canadian Transferred Assets, and Schlumberger Canada Target will assume the Canadian Assumed Liabilities, in each case, upon the terms and subject to the conditions set forth in the Transaction Agreement and the Restructuring Agreements. The Restructuring Agreements also provide for the treatment of net working capital of the Transferred Business. To the extent the combined working capital of the Transferred Business as of a specified measurement time on the Closing Date is less than a target working capital amount, the Company will be entitled to a cash payment of such difference. The Pre-Closing Restructuring will result in the Target Companies collectively owning and operating the Transferred Business, with (i) the

Schlumberger US Targets collectively owning and operating the US Business and the US Transferred Assets and assuming the US Assumed Liabilities, and (ii) Schlumberger Canada Target owning and operating the Canadian Business and the Canadian Transferred Assets and assuming the Canadian Assumed Liabilities.

Q:	What will happen in the Acquisition?

A:

Following the completion of the Pre-Closing Restructuring and at the Closing, (a) in connection with the US Equity Sale, US Buyer will acquire from Schlumberger US the Target US Interests in exchange for a fixed number of shares of Class A Common Stock, and (b) in connection with the Canadian Equity Sale, Canadian Buyer will acquire from Schlumberger Canada the Target Canadian Interests in exchange for the Canadian Buyer Note, which will be payable, in the sole discretion of Canadian Buyer, in either cash or additional shares of Class A Common Stock, in each case, upon the terms and subject to the conditions set forth in the Transaction Agreement.

Q:	What is the value of the Schlumberger US Consideration and the Canadian Buyer Note?

A:

Because the Company will issue shares of Class A Common Stock in exchange for the US Business and the principal amount of the Canadian Buyer Note is calculated by reference to the Schlumberger Canadian Share Consideration, the value of the consideration that the Schlumberger Parties will receive will depend on the price per share of Class A Common Stock at the Closing. That price will not be known at the time of the Special Meeting and may be greater or less than the current price or the price at the time of the Special Meeting. We urge you to obtain current market quotations of our Class A Common Stock. Please see the section entitled “Risk Factors” beginning on page 44.

Q:	How has the announcement of the Acquisition affected the trading price of the Class A Common Stock?

A:

On August 31, 2020, the trading date immediately prior to the public announcement of the Acquisition, the Class A Common Stock closed at $6.45. On [●], 2020, the trading date immediately prior to the date of this proxy statement, the Class A Common Stock closed at $[●].

Q:	How will the Acquisition impact the shares of the Company outstanding after the Acquisition?

A:

If the Canadian Buyer Note is satisfied in shares of Class A Common Stock, as a result of the Acquisition and the consummation of the transactions contemplated thereby, the shares of Common Stock outstanding will increase by 66,326,134 shares. As of August 31, 2020, 112,933,687 shares of Common Stock were outstanding.

Q:	Will the management of the Transferred Business change in the Acquisition?

A:	Yes. Following the Closing of the Acquisition, our management team will manage the Transferred Business.

Q:	What conditions must be satisfied to complete the Acquisition?

A:

There are a number of closing conditions in the Transaction Agreement. Mutual conditions to Closing include Stockholder Approval, the absence of legal restraints, any waiting period or clearance applicable to the transactions under the HSR Act having been terminated, expired or been obtained (which termination was granted on September 25, 2020), the issuance of an advance ruling certificate or, in the alternative, expiration or termination of the waiting period or the waiver of the notification obligation and the issuance of a no action letter under the Competition Act (an advance ruling certificate was issued on September 30, 2020), receipt of certain required Company lender consents, the value of the required repairs covering certain Transferred Assets being finalized and NYSE listing approval, in each case, as more particularly set forth in the Transaction Agreement. Each of the Schlumberger Parties and Liberty Parties are subject to additional conditions to Closing which include, among others, the accuracy of representations and warranties, and the performance of its obligations under the Transaction Agreement, subject, in each case to various materiality and Material Adverse Effect qualifiers, the delivery of customary closing deliverables, the absence of a Material Adverse Effect and with respect to the Schlumberger Parties only, the completion of the Pre-Closing Restructuring, in each case, as more particularly set forth in the Transaction Agreement. For a summary of the conditions that must be satisfied or waived prior to completion of the Acquisition, please see the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—Conditions to Closing of the Acquisition.”

Q:	Why is the Company proposing the Stock Issuance Proposal?

A:

In connection with the Acquisition, the Company may issue up to 66,326,134 shares of Class A Common Stock. Because this number represents more than 20% of our outstanding shares of Common Stock, we are required to obtain stockholder approval of such issuance pursuant to NYSE Listing Rule 312.03. For more information, please see the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition.”

Q:	Why is the Company proposing the Adjournment Proposal?

A:

We are proposing the Adjournment Proposal to allow adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal. Please see the section entitled “Proposal No. 2—The Adjournment Proposal” for additional information.

Q:	What happens if I sell or transfer my shares of Common Stock before the Special Meeting?

A:

The record date for the Special Meeting is earlier than the date that the Acquisition is expected to be completed. If you transfer your shares of Common Stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your shares of Common Stock prior to the record date, you will have no right to vote those shares at the Special Meeting.

Q:	What constitutes a quorum at the Special Meeting?

A:

The holders of a majority of the shares entitled to vote as of the close of business on the record date must be present in person or represented by proxy at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions will be counted as present for the purpose of determining a quorum, but broker non-votes will not be counted for such purpose. In the absence of a quorum, the presiding person at the Special Meeting or the affirmative vote of a majority of the shares having voting power present in person or represented by proxy at the Special Meeting may adjourn the Special Meeting. As of the record date for the Special Meeting, [●] shares of Common Stock would be required to achieve a quorum.

Q:	What vote is required to approve the proposals presented at the Special Meeting?

A:

The approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the Company’s outstanding shares of Common Stock, voting together as a single class, present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting, as well as a broker non-vote with regard to the Stock Issuance Proposal will have no effect on the Stock Issuance Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote “AGAINST” the Stock Issuance Proposal.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting, as well as a broker non-vote with regard to the Adjournment Proposal, will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote “AGAINST” the Adjournment Proposal.

Q:	What is the record date and what does it mean?

A:

The record date for the Special Meeting is [●], 2020. Only owners of record of shares of Common Stock of the Company at the close of business on the record date are entitled to notice of and to vote at the Special Meeting, or at any adjournments or postponements of the Special Meeting. On [●], 2020, there were [●] shares of Common Stock issued, outstanding and entitled to vote. Each owner of record on the record date is entitled to one vote on each proposal presented at the Special Meeting for each share of Common Stock held.

The record date was established by our Board of Directors as required by the DGCL. Owners of record of Common Stock at the close of business on the record date are entitled to:

•	receive notice of the Special Meeting; and

•	vote at the Special Meeting and any adjournments or postponements of the Special Meeting.

Q:	How do I vote?

A:

If you were a holder of record of our Common Stock on [●], 2020, the record date for the Special Meeting, you may vote with respect to the proposals in person at the Special Meeting, by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided, by telephone using the toll-free number on your proxy card or through the Internet using the procedures described on the proxy card.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting virtually so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 9:00 a.m. Mountain Standard Time on [●], 2020. If you are a street name holder, you will receive instructions on how you may vote from your bank or broker, unless you previously enrolled in electronic delivery.

Voting Virtually at the Special Meeting. If you attend the Special Meeting virtually, you may also cast your vote virtually by following the instructions at [●]. To be admitted to the Special Meeting at [●], stockholders must enter the password “liberty2020”. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote virtually at the Special Meeting. If you decide to attend the Special Meeting virtually and vote at the Special Meeting, your vote will revoke any proxy previously submitted. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares. If you wish to attend the Special Meeting and vote virtually, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Special Meeting. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Special Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to AST. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on [●], 2020. You will receive a confirmation of your registration by email after we receive your registration materials. Your vote at the Special Meeting will revoke any proxy previously submitted on your behalf by your broker, bank or other nominee.

Voting By Telephone or Internet. All stockholders of record can vote by telephone from the United States and Canada, using the toll-free telephone number on the proxy card, or through the Internet using the procedures and instructions described on the proxy card. Street name holders may vote by Internet or telephone if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

For additional information, please see the section entitled “Special Meeting of Company Stockholders.”

Q:	What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:

At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention will have the same effect as a vote “AGAINST” the Stock Issuance Proposal and the Adjournment Proposal. For purposes of approval, a failure to vote will have no effect on the Stock Issuance Proposal or the Adjournment Proposal.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:

Stockholders should specify their choice for each matter in the manner described on their proxy card. Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal presented to the stockholders. The proxyholders may use their discretion to vote on any other matters which properly come before the Special Meeting.

Q:	If I am not going to attend the Special Meeting virtually, should I return my proxy card instead?

A:

Yes. Whether you plan to attend the Special Meeting virtually or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	Are my shares voted if I do not provide a proxy?

A:

If you are a stockholder of record and do not provide a proxy, you must attend the Special Meeting virtually in order to vote. If you hold shares through an account with a bank or broker, your shares will not be voted by the bank or broker on some matters if you do not provide voting instructions. Banks and brokers have the authority under NYSE rules to vote shares for which their customers do not provide voting instructions on routine matters. The votes on the matters described in this proxy statement are not considered routine and banks and brokers cannot vote shares without instruction on those matters. Shares that banks and brokers are not authorized to vote are counted as “broker non-votes.”

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-routine matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the proposals presented to the stockholders at this Special Meeting will be considered non-routine and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting. If you do not provide instructions with your proxy, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the Special Meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:	How will a broker non-vote impact the results of each proposal?

A:	Broker non-votes will not have any effect on the outcome of any of the proposals.

Q:	If I submit a proxy, may I later revoke it and/or change my vote?

A:	Yes. Stockholders may revoke a proxy and/or change their vote prior to the completion of voting at the Special Meeting by:

•	signing another proxy card or voting instruction form with a later date and delivering it to the Corporate Secretary before the applicable deadline;

•	voting again over the Internet or by telephone prior to 11:59 p.m. Eastern Time on [●], 2020 (or, if you are a street name holder, such earlier time as your bank or broker may direct);

•	voting virtually at the Special Meeting; or

•	notifying the Corporate Secretary of the Company in writing before the Special Meeting.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Are votes confidential? Who counts the votes?

A:	We hold the votes of all stockholders in confidence from directors, officers and employees except:

•	as necessary to meet applicable legal requirements and to assert or defend claims or potential claims for or against the Company;

•	in case of a contested or potentially contested proxy solicitation;

•	if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or

•	to allow the independent inspector of the election to certify the results of the vote.

We have retained AST to tabulate the votes and act as independent inspector of the election.

Q:	What are my choices when voting on each of the proposals considered at the Special Meeting?

A:	For each of the proposals stockholders may:

•	vote for the proposal;

•	vote against the proposal; or

•	abstain from voting on the proposal.

Q:	What is the Board’s recommendation with regard to each proposal?

A:	The Board of Directors makes the following recommendation (the “Liberty Board Recommendation”) with regard to each proposal:

•	The Board of Directors recommends a vote FOR the Stock Issuance Proposal.

•	The Board of Directors recommends a vote FOR the Adjournment Proposal.

Q:	What happens if I vote against the Stock Issuance Proposal?

A:

If you vote against the Stock Issuance Proposal, but the Stock Issuance Proposal still obtains the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present, then the Stock Issuance Proposal will be approved and, assuming the satisfaction or waiver of the other conditions to closing, the Acquisition will be consummated in accordance with the terms of the Transaction Agreement.

If you vote against the Stock Issuance Proposal and the Stock Issuance Proposal does not obtain the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present, then the Stock Issuance Proposal will fail and we will not consummate the Acquisition.

Q:	What interests do the Company’s current officers and directors have in the Acquisition?

A:

Certain members of our management team have interests in the Acquisition that are different from, or in addition to, the interests of our stockholders generally. Our Board was aware of and considered these interests, among other matters, in evaluating the Acquisition and Transaction Documents and before recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting, including the Stock Issuance Proposal. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including the Stock Issuance Proposal. These interests include, among other things, that, unless waived by the applicable members of our management, the issuance of more than 30% of our Common Stock in connection with the completion of the Acquisition would constitute a “change-in-control” under the Company’s change-in-control agreements between the Company and certain members of our management team. As a result, in the event such members of our management are terminated pursuant to a qualifying termination within 18 months following the issuance of the shares of Class A Common Stock in connection with the completion of the Acquisition, such management members would receive benefits (including cash payments, benefits and accelerated vesting of such person’s performance-based and time-based RSUs) that exceed what they would have otherwise been entitled to receive absent such issuance. In addition, one member of our executive management team holds an award of restricted Class A Common Stock that will become 100% vested upon the earlier of the completion of the Acquisition or October 31, 2020, provided such management member remains continuously employed by the Company through such earlier date.

Q:	Did the Company’s Board obtain a third-party valuation or opinion in determining whether or not to proceed with the Acquisition?

A:

Yes. Although our current certificate of incorporation does not require our Board to seek a third-party valuation or opinion in connection with an acquisition, the Board received an opinion from TPH as to the fairness, from a financial point of view, to the Company of the Consideration (for purposes of TPH’s opinion and the summaries of such opinion included in this proxy statement, the term “Consideration” is defined as the aggregate consideration of (a) in exchange for the Target US Interests, such number of shares of Class A Common Stock as determined by Schlumberger US and approved by the Company, but not to exceed 66,326,134, and (b) in exchange for the Target Canadian Interests, the Canadian Buyer Note, which will be payable, in the sole discretion of Canadian Buyer, in cash or additional shares of Class A Common Stock) to be paid by the Company or its subsidiaries pursuant to the Transaction Agreement. Please see the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Acquisition—Opinion of the Company’s Financial Advisor” and the opinion of TPH attached hereto as Annex B for additional information.

Q:	Do I have appraisal rights if I object to the proposed Acquisition?

A:	No. Appraisal rights are not available to holders of our Common Stock in connection with the Acquisition.

Q:	What happens if the Acquisition is not consummated?

A:

There are certain circumstances under which the Transaction Agreement may be terminated, and in certain of these circumstances, a termination fee may be payable by the Company. The Transaction Agreement provides that if Schlumberger US terminates, on behalf of itself or Schlumberger Canada, the Transaction Agreement upon a Change of Recommendation, a termination fee of $21,852,000 is payable in cash to Schlumberger US by the Company (the “Schlumberger Termination Fee”).

Please see the sections entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—Termination” and “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—Termination Fee” for information regarding the parties’ specific termination rights and the Schlumberger Termination Fee.

Q:	Are there risks associated with the Acquisition?

A:

Yes. The Company may not realize the expected benefits of the Acquisition because of the risks and uncertainties discussed in “Risk Factors” beginning on page 44 and “Cautionary Note Regarding Forward-Looking Statements” on page 42. These risks include, among others, risks relating to the uncertainty that the Acquisition will close, the uncertainty that the Company will be able to integrate the Transferred Business successfully and the uncertainties relating to the performance of the Transferred Business after the Acquisition.

Q:	When is the Acquisition expected to be completed?

A:

The closing of the Acquisition is expected to take place on the third business day following the satisfaction or waiver of the conditions described in the subsection entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—Conditions to Closing of the Acquisition” except in certain circumstances described in the subsection entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction

Agreement—Closing of the Acquisition.” The closing is expected to occur in the fourth quarter of 2020. The Transaction Agreement may be terminated by the Company or Schlumberger US, on behalf of itself or Schlumberger Canada, if the closing of the Acquisition has not occurred by March 31, 2021; provided, that if all of the conditions to Closing, other than the condition that any waiting period or clearance applicable to the Acquisition under the HSR Act will have been terminated, expired or been obtained, will have been satisfied or are capable of being satisfied at such time, the Termination Date (as defined below) will automatically be extended to August 31, 2021. Such HSR termination was granted on September 25, 2020.

Please see the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—Closing of the Acquisition.” For a description of the conditions to the completion of the Acquisition, see the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—Conditions to Closing of the Acquisition.”

Q:	Where can I find the voting results of the Special Meeting?

A:	Within four business days following certification of the final voting results, the Company will file the final voting results of the Special Meeting with the SEC in a Current Report on Form 8-K.

Q:	What do I need to do now?

A:

You are urged to carefully read and consider the information contained in this proxy statement, including the Annexes. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:

The Company is soliciting proxies on behalf of its Board. The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged D.F. King to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay D.F. King a fee of $9,500, plus reasonable out-of-pocket expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Common Stock for their expenses in forwarding soliciting materials to beneficial owners of the Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Liberty Oilfield Services Inc.

950 17th Street, Suite 2400

Denver, Colorado 80202

(303) 515-2800

Attention: Corporate Secretary

You may also contact our proxy solicitor at:

D.F. King

lbrt@dfking.com

Individuals, banks and brokers please call toll-free: (866) 796-1290

To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the Special Meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference.”

The SEC has an informational website that provides stockholders with general information about how to cast their vote and why voting should be an important consideration for stockholders. You may access that information at www.sec.gov/spotlight/proxymatters.shtml or at www.investor.gov.

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information contained in this proxy statement and does not contain all of the information that may be important to you. You should carefully read this entire proxy statement, including the Annexes and accompanying financial statements of OneStim, to fully understand the proposed Acquisition (as described below) before voting on the proposals to be considered at the Special Meeting (as described below). For additional information, please see the section entitled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference” beginning on page 150 of this proxy statement.

Parties to the Acquisition

The Liberty Parties

The Company and US Buyer

The Company is an independent provider of hydraulic fracturing services and goods to onshore oil and natural gas E&P companies in North America. We currently provide our services primarily in the Permian Basin, the Eagle Ford Shale, the Denver-Julesburg Basin, the Williston Basin, the San Juan Basin and the Powder River Basin.

Our founders and existing management were pioneers in the development of data-driven hydraulic fracturing technologies for application in shale plays. Prior to founding Liberty Oilfield Services Holdings LLC, our predecessor prior to our reorganization in connection with our initial public offering in 2018, the majority of our management team founded and built Pinnacle Technologies, Inc. (“Pinnacle Technologies”) into a leading fracturing technology company. In 1992, Pinnacle Technologies developed the first commercial hydraulic fracture mapping technologies, analytical tools that played a major role in launching the shale revolution. Our extensive experience with fracture technologies and customized fracture design has enabled us to develop new technologies and processes that provide our customers with real time solutions that significantly enhance their completions. These technologies include hydraulic fracture propagation models, reservoir engineering tools, large, proprietary shale production databases and multi-variate statistical analysis techniques. Taken together, these technologies have enabled us to be a leader in hydraulic fracture design innovation and application.

We believe the following characteristics distinguish us from our competitors and are the foundations of our business: forming ongoing partnerships of trust and innovation with our customers; developing and utilizing technology to maximize well performance; and promoting a people-centered culture focused on our employees, customers and suppliers. We have developed strong relationships with our customers by investing significant time in fracture design collaboration, which substantially enhances their production economics. Our technological innovations have become even more critical as E&P companies have increased the completion complexity and fracture intensity of horizontal wells. We are proactive in developing innovative solutions to industry challenges, including developing: (a) our proprietary databases of U.S. unconventional wells to which we apply our proprietary multi-variate statistical analysis technologies to provide differential insight into fracture design optimization; (b) our Liberty Quiet Fleet® design which significantly reduces noise levels compared to conventional hydraulic fracturing fleets; and (c) hydraulic fracturing fluid systems tailored to the specific reservoir properties in the basins in which we operate. We foster a people-centered culture built around honoring our commitments to customers, partnering with our suppliers and hiring, training and retaining people that we believe to be the best talent in our field, enabling us to be one of the safest and most efficient hydraulic fracturing companies in the United States.

Liberty Oilfield Services Inc. was incorporated as a Delaware corporation on December 21, 2016, to become a holding corporation for US Buyer and its subsidiaries upon completion of a corporate reorganization and subsequent initial public offering of the Company. The Company has no material assets other than its ownership in US Buyer. US Buyer was formed as a Delaware limited liability company on December 21, 2016 and owns the outstanding equity interests in the subsidiaries through which we operate our assets.

The mailing address of the Company’s principal executive office is 950 17th Street, Suite 2400, Denver, Colorado 80202 and its telephone number is (303) 515-2800.

Canadian Buyer

Canadian Buyer is an indirect, wholly-owned subsidiary of US Buyer that was formed on August 28, 2020 for the purpose of consummating the transactions contemplated by the Transaction Agreement. Canadian Buyer has not carried on any activities other than in connection with the Transaction Agreement.

The Schlumberger Parties

Schlumberger US

Schlumberger US is a wholly-owned subsidiary of Schlumberger Limited and facilitates the world’s leading provider of technology for reservoir characterization, drilling and production in the United States. Schlumberger US delivers integrated oil and gas solutions to optimize hydrocarbon recovery through many technologies, including its onshore hydraulic fracturing business, OneStim.

Schlumberger Canada

Schlumberger Canada is a wholly-owned subsidiary of Schlumberger Limited and facilitates Schlumberger Limited’s provision of technology for reservoir characterization, drilling and production in Canada. Schlumberger Canada delivers integrated oil and gas solutions to optimize hydrocarbon recovery through many technologies, including OneStim.

Schlumberger US Targets

Each of Schlumberger US Target A, Schlumberger US Target B and Schlumberger US Target C is a direct, wholly-owned subsidiary of Schlumberger US that was formed on August 27, 2020 for the purpose of consummating the transactions contemplated by the Restructuring Agreements and the Transaction Agreement. None of Schlumberger US Target A, Schlumberger US Target B or Schlumberger US Target C has carried on any activities other than in connection with the Restructuring Agreements and the Transaction Agreement.

Schlumberger Canada Target

Schlumberger Canada Target is a direct, wholly-owned subsidiary of Schlumberger Canada that was formed on August 31, 2020 for the purpose of consummating the transactions contemplated by the Restructuring Agreements and the Transaction Agreement. Schlumberger Canada Target has not carried on any activities other than in connection with the Restructuring Agreements and the Transaction Agreement.

OneStim

OneStim is the portion of Schlumberger Limited’s portfolio that provides a low cost-to-serve and highly competitive service delivery platform in North America’s unconventional plays. OneStim’s services include the provision of pressure pumping and pumpdown perforating services and its Permian sand mining business. For more information about Schlumberger US, Schlumberger Canada and OneStim, please see the sections entitled “Information About OneStim” and “OneStim’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Transaction Agreement

On August 31, 2020, the Company entered into that certain Transaction Agreement by and among Schlumberger US, Schlumberger Canada, US Buyer, Canadian Buyer and the Company to acquire the Transferred Business in exchange for a fixed number of shares of Class A Common Stock and the Canadian Buyer Note, which will be payable in either cash or additional shares of Class A Common Stock. For purposes of this section only, “Liberty Parties” means Liberty Parent, US Buyer, Canadian Buyer and, after the Closing, the Schlumberger US Targets and Schlumberger Canada Target and “Schlumberger Parties” means each of Schlumberger US, Schlumberger Canada and, prior to the Closing, the Schlumberger US Targets and Schlumberger Canada Target.

Pre-Closing Restructuring

Immediately prior to the Closing, (a) Schlumberger US will convey (or will cause its applicable subsidiaries to convey) to Schlumberger US Target A, Schlumberger US Target B and Schlumberger US Target C each of their respective portions of all of the US Transferred Assets, and Schlumberger US Target A, Schlumberger US Target B and Schlumberger US Target C will assume their respective portions of all of the US Assumed Liabilities, and (b) Schlumberger Canada will convey to Schlumberger Canada Target all of the Canadian Transferred Assets, and Schlumberger Canada Target will assume the Canadian Assumed Liabilities, in each case, upon the terms and subject to the conditions set forth in the Transaction Agreement and the Restructuring Agreements. The Restructuring Agreements also provide for the treatment of net working capital of the Transferred Business. To the extent the combined working capital of the Transferred Business as of a specified measurement time on the Closing Date is less than a target working capital amount, the Company will be entitled to a cash payment of such difference. The Pre-Closing Restructuring will result in the Target Companies collectively owning and operating the Transferred Business, with (i) the Schlumberger US Targets collectively owning and operating the US Business and the US Transferred Assets and assuming the US Assumed Liabilities and (ii) Schlumberger Canada Target owning and operating the Canadian Business and the Canadian Transferred Assets and assuming the Canadian Assumed Liabilities.

Acquisition

Following the completion of the Pre-Closing Restructuring and at the Closing, (a) US Buyer will consummate the US Equity Sale in exchange for the Schlumberger US Consideration, and (b) Canadian Buyer will consummate the Canadian Equity Sale in exchange for the Canadian Buyer Note, in each case, upon the terms and subject to the conditions set forth in the Transaction Agreement.

Transaction Documents

This section describes the material provisions of certain additional agreements to be entered into pursuant to the Transaction Agreement, which we refer to collectively as the “Transaction Documents,” but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Transaction Documents included in the Annexes hereto. Forms of the A&R Stockholders Agreement and A&R Registration Rights Agreement are attached hereto as Annexes C and D, respectively. Stockholders and other interested parties are urged to read such Transaction Documents in their entirety prior to voting on the proposals presented at the Special Meeting.

Voting Agreements

On August 31, 2020, concurrently with the execution of the Transaction Agreement, the Company, Schlumberger US, Schlumberger Canada and Riverstone entered into the Riverstone Voting Agreement, which collectively covers approximately 30.15% of the issued and outstanding shares of Common Stock as of August 31, 2020, in connection with the Transaction Agreement. Also on August 31, 2020, the Company, Schlumberger US, Schlumberger Canada and certain members of the Company’s executive management team party thereto (the “Management Holders” and, together with Riverstone, the “Voting Agreement Stockholders”) entered into the Management Voting Agreements, which collectively cover approximately 5.56% of the issued and outstanding shares of Common Stock as of August 31, 2020.

Among other things, each Voting Agreement requires that each Voting Agreement Stockholder that is party to such Voting Agreement vote or cause to be voted all Common Stock beneficially owned by such Voting Agreement Stockholder in favor of the issuance of up to the number of shares of Class A Common Stock that comprise the Share Consideration and against alternative transactions.

Subject to certain exceptions, the Riverstone Voting Agreement also contains prohibitions applicable to Riverstone that are consistent with the non-solicitation provisions of the Transaction Agreement. Pursuant to each Voting Agreement, each Voting Agreement Stockholder is restricted from selling or transferring Common Stock owned by such Voting Agreement Stockholder, subject to certain exceptions.

The Riverstone Voting Agreement will terminate upon the earliest to occur of (a) the Stockholder Approval being obtained, (b) the termination of the Transaction Agreement and (c) March 31, 2021. Each Management Voting Agreement will terminate upon the earliest to occur of (i) the consummation of transactions contemplated by the Transaction Agreement, (ii) the termination of the Transaction Agreement and (iii) March 31, 2021.

A&R Stockholders Agreement

At the Closing, the Company, Riverstone and the Schlumberger Parties will enter into the A&R Stockholders Agreement. Pursuant to the A&R Stockholders Agreement, the Company, Riverstone and the Schlumberger Parties are obligated to use reasonable best efforts to cause the following nominees to be elected to serve as directors on the Board:

(a)

if Riverstone and its affiliates collectively beneficially own at least the number of shares of Common Stock as such persons owned immediately prior to the Closing, up to two nominees designated by Riverstone who are reasonably acceptable to the Company’s Nominating and Governance Committee of the Board (the “Governance Committee”) and each of whom qualifies as an independent director;

(b)

if Riverstone and its affiliates collectively beneficially own at least 10% of the outstanding shares of Common Stock, up to one nominee designated by Riverstone who is reasonably acceptable to the Company’s Governance Committee and who qualifies as an independent director;

(c)

if the Schlumberger Parties and their affiliates collectively beneficially own at least 20% of the outstanding shares of Common Stock, up to two nominees designated by Schlumberger Limited who are reasonably acceptable to the Company’s Governance Committee and each of whom qualifies as an independent director; and

(d)

if the Schlumberger Parties and their affiliates collectively beneficially own at least 10% of the outstanding shares of Common Stock, up to one nominee designated by Schlumberger Limited who is reasonably acceptable to the Company’s Governance Committee and who qualifies as an independent director.

Pursuant to the A&R Stockholders Agreement, the Schlumberger Parties will not, (a) for a period of nine months from the Closing, transfer or dispose of (or take other analogous actions in accordance with the terms of the A&R Stockholders Agreement) any economic, voting or other rights in or to their issued shares, other than certain permitted transfers, and (b) for a period of four years from the Closing, make any transfer of Common Stock to any direct competitor of the Company or to any person that is subject to, or by virtue of such transfer would become subject to, the reporting obligations under Schedule 13D under the Exchange Act, with respect to Common Stock (the “Lock-Up and Transfer Restrictions”).

Pursuant to the A&R Stockholders Agreement, the Schlumberger Parties and their affiliates will be subject to customary standstill restrictions in accordance with which such parties will agree not to, among other things, acquire beneficial ownership of any equity securities of the Company or publicly seek or encourage any offer or proposal for a merger or similar transaction involving the Company during the period commencing on the date of the A&R Stockholders Agreement and continuing until the fourth anniversary of the Closing (the “Standstill”).

The A&R Stockholders Agreement will terminate with respect to the Schlumberger Parties at the earliest of (a) such time as the Schlumberger Parties no longer beneficially own at least 10% of the outstanding shares of Common Stock and are no longer subject to the Standstill and the Lock-Up and Transfer Restrictions under the A&R Stockholders Agreement, (b) such time as the Schlumberger Parties do not beneficially own any shares of Common Stock and (c) the written agreement of the Schlumberger Parties and the Company terminating the A&R Stockholders Agreement. The A&R Stockholders Agreement will terminate with respect to Riverstone at the earliest of (i) such time as Riverstone and its affiliates no longer beneficially own at least 10% of the outstanding shares of Common Stock and (ii) the delivery of written notice to the Company by Riverstone of the termination of the A&R Stockholders Agreement with respect to Riverstone.

Following the Closing, it is anticipated that the Riverstone nominees will be Ken Babcock and Brett Staffieri and the Schlumberger Parties’ nominees will be two individuals to be designated by Schlumberger Limited.

A&R Registration Rights Agreement

At the Closing, the Company will enter into the A&R Registration Rights Agreement with the Schlumberger Parties and each of the other holders identified therein (the “Holders”) pursuant to which, among other things, and subject to certain limitations set forth therein, certain Holders, including Riverstone and the Schlumberger Parties (the “Sponsoring Holders”), will have customary demand registration rights and the Company will be obligated to prepare and file a registration statement registering the offer and sale of all of the Schlumberger Parties’ shares of Class A Common Stock.

In addition, pursuant to the A&R Registration Rights Agreement, the Sponsoring Holders have the right to require the Company, subject to certain limitations set forth therein, to effect a distribution of any or all of their shares of Class A Common Stock by means of an underwritten offering. The Company is not obligated to effect any underwritten offering unless the dollar amount of the registrable securities of the Sponsoring Holder(s) demanding such underwritten offering to be included therein is reasonably likely to result in gross sale proceeds of at least $25 million.

The A&R Stockholders Agreement also provides Holders with certain customary piggyback registration rights.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration or offering and the Company’s right to delay or withdraw a registration statement under certain circumstances.

Intellectual Property License Agreement

At the Closing, the Company and the Schlumberger Parties will enter into the Intellectual Property License Agreement, whereby the Schlumberger Parties grant to US Buyer and the Company exclusive and non-exclusive licenses to certain intellectual property, and US Buyer grants to the Schlumberger Parties a non-exclusive license to certain patents acquired by US Buyer under the Transaction Agreement.

Employee Matters Agreement

At the Closing, the Company and the applicable Schlumberger Parties will enter into the Employee Matters Agreement, pursuant to which the applicable Schlumberger Party will lease employees to the Company or a subsidiary of the Company. The term of the Employee Matters Agreement will begin on the Closing Date and continue until December 31, 2020. However, the Company may elect, upon 30 days’ advance written notice to the Schlumberger Parties, to (a) extend the term one time for up to an additional one month and/or (b) reduce the term to any date that occurs at the end of the month selected by the Company that is prior to the then scheduled last day of the term. For more information on the Employee Matters Agreement, please see the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—Employee Matters.”

Certain Commercial Agreements

It is further contemplated that at the Closing, the Company and the Schlumberger Parties will enter into a number of commercial agreements, the material terms of which have been previously agreed upon and memorialized by the parties at the execution of the Transaction Agreement and included as a schedule thereto. These commercial agreements consist of the following: (a) an alliance agreement whereby the parties will agree to collaborate to advance each of their product portfolios and technology offerings, (b) a transition services agreement whereby Schlumberger US or its designee will provide certain back-office and administrative services for an agreed upon term post-Closing to the Company and (c) a strategic supply agreement, completions supply agreement, fluid end manufacturing agreement and wireline support agreement, in each case, intended to provide the Company with an opportunity to purchase from the various business lines of Schlumberger US, products and services relating to completions products and services, fluid ends and fluid end manufacturing and wireline products and services, in each case, with competitive pricing terms for a term not to exceed the term of the non-compete covenant under the Transaction Agreement.

Board of Directors of the Company Following the Acquisition

If the Acquisition is consummated, pursuant to the A&R Stockholders Agreement, the Company, Riverstone, and the Schlumberger Parties are obligated to use reasonable best efforts to cause certain nominees who are reasonably acceptable to the Company’s Governance Committee to be elected to serve as directors on the Board, as more particularly described above in the section entitled “—Transaction Documents—A&R Stockholders Agreement.”

Schlumberger Limited’s right to designate directors to the post-acquisition company’s board of directors is subject to the Schlumberger Parties’ ownership percentage of the total outstanding shares of Common Stock. If the Schlumberger Parties and their affiliates collectively beneficially own: (a) 20% or greater of the outstanding shares of Common Stock, they will have the right to appoint two directors or (b) greater than 10% but less than 20% of the outstanding shares of Common Stock, they will have the right to appoint one director.

Following the Closing, it is anticipated that the Riverstone nominees will be Ken Babcock and Brett Staffieri and Schlumberger Limited’s nominees will be two individuals to be designated by Schlumberger Limited.

The Stock Issuance Proposal

Pursuant to the Transaction Agreement, the stockholders of the Company will be asked to consider and vote upon a proposal to approve, for purposes of complying with NYSE Listing Rule 312.03, the issuance of up to 66,326,134 shares of Class A Common Stock in connection with the Acquisition. For more information about the issuance contemplated by the Transaction Agreement, please see the section entitled “Proposal No. 1—Approval of the Issuance of More Than 20% of the Company’s Issued and Outstanding Shares of Common Stock In Connection with Acquisition—The Transaction Agreement.”

Other Proposals

In addition, the stockholders of the Company will be asked to vote on a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal. Please see the section entitled “Proposal No. 2—The Adjournment Proposal” for more information.

Date, Time and Place of Special Meeting

The Special Meeting will be held at 9:00 a.m. Mountain Standard Time on [●], 2020 virtually at [●]. Online access will begin at 8:45 a.m. Mountain Standard Time, and the Company encourages its stockholders to access the Special Meeting prior to the start time. To be admitted to the Special Meeting, stockholders must enter the password “liberty2020”.

The Company has chosen to hold the Special Meeting solely via the Internet and not in a physical location given the public health impact of COVID-19 and the desire to promote the health and safety of their respective stockholders, directors, officers, employees and other constituents.

Voting Power; Record Date

Only Company stockholders of record at the close of business on [●], 2020, which is the record date for the Special Meeting, will be entitled to vote at the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were [●] shares of Common Stock outstanding and entitled to vote.

Accounting Treatment

The Acquisition will be accounted for using the acquisition method of accounting for business combinations. The allocation of the preliminary estimated purchase price is based upon management’s estimates of and assumptions related to the fair value of assets to be acquired and liabilities to be assumed. The Company expects to finalize its allocation of the purchase consideration as soon as practicable and within one year from the Closing Date of the Acquisition.

Proxy Solicitation

The Company is soliciting proxies on behalf of its Board. Proxies may be solicited by mail, but also may be made by telephone or in person. The Company has also engaged D.F. King to assist in the solicitation of proxies.

If a stockholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the Special Meeting. A stockholder may also change its vote by submitting a later-dated proxy prior to the deadline for the Special Meeting, as described in the section entitled “Special Meeting of Company Stockholders—Revoking Your Proxy.”

Interests of Certain Persons in the Acquisition

In considering the recommendation of our Board to vote for the proposals presented at the Special Meeting, including the Stock Issuance Proposal, you should be aware that certain executive officers of the Company have interests in the Acquisition that are different from, or in addition to, the interests of our stockholders generally. The Board was aware of and considered these interests, among other matters, in evaluating the Acquisition and Transaction Documents and before recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting, including the Stock Issuance Proposal. Please see the section entitled “Proposal No. 1—Approval of the Issuance of More Than 20% of the Company’s Issued and Outstanding Shares of Common Stock In Connection with Acquisition—The Acquisition—Interests of Certain Persons in the Acquisition” for more information.

Reasons for the Approval of the Acquisition and the Related Stock Issuance

Our Board considered the following positive factors, although not weighted or in any order of significance, in approving the Acquisition and the related issuance of up to the number of shares of Class A Common Stock that comprise the Share Consideration:

•	Strategic Considerations.

○

Substantial increase in the Company’s scale with the addition of, among other items, at least 500 green tagged hydraulic fracturing pumps that are fully assembled, operational and ready to deploy or are actually deployed and that meet certain mutually agreed standards, 20 district facilities, 60 pumpdown perforating wireline units, two state-of-the-art sand mines in the Permian Basin and a highly experienced team of employees.

○

Expansion of the Company’s geographical presence in the Williston Basin, Permian Basin and Eagle Ford Shale, and the Company’s entry into a number of new geographical territories, including the Haynesville Shale, the Midcontinent, the Marcellus Shale, Utica Shale and Western Canadian Sedimentary Basin.

○

Substantial increase in the depth and breadth to the Company’s technological capabilities, with the addition of access to over 400 new owned and licensed patents and a strategic alliance agreement between affiliates of Schlumberger Limited and the Company in furtherance of technological collaborations and access to technology portfolios, which, taken together, are expected to offer both immediate and long term benefits to our customers and form the foundation for continued advancements of operational efficiency, reduction of emissions and further optimization of completions designs.

○	An expected increase in vertical integration and a resulting decrease in supply chain costs, including through the acquisition of the sand mines in the Permian Basin.

○	A belief that the Acquisition will be accretive to the Company on all key financial metrics, including EBITDA, free cash flow and earnings per share.

○	The Acquisition would not require the Company to incur any additional indebtedness and the combined business is expected to have no net debt and significant available liquidity.

•

Impact on Customers. The increased geographical diversification will allow the Company to serve a broader range of customers, including customers valuing technological expertise, and the increase in scale, vertical integration and technological know-how will enable the Company to better serve existing and new customers more efficiently.

•

Management Experience; Recommendation. The experience and prior success of our management in integrating acquired businesses with the Company’s existing business and our management team’s recommendation of the Acquisition.

•

Opinion of TPH. The opinion of TPH delivered to the Board on August 31, 2020, to the effect that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by TPH as set forth in its opinion, the Consideration to be paid by the Company or its subsidiaries pursuant to the Transaction Agreement is fair, from a financial point of view, to the Company, as more fully described in “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Acquisition—Opinion of the Company’s Financial Advisor” on page 100 of this proxy statement and Annex B to this proxy statement.

•

Terms of the Transaction Agreement. The terms and conditions of the Transaction Agreement (including all exhibits and disclosure letters thereto) and including, among other things, the representations, warranties, covenants and agreements of the parties (including Schlumberger Limited’s agreement not to compete in certain geographical areas for the agreed upon term), the conditions to Closing and the form and structure of the transaction consideration and the termination rights, in each case, are reasonable.

•

Ancillary Documents. The terms and conditions of the Transaction Documents to be entered into in connection with the Acquisition, in each case, including the exhibits and disclosure letters thereto and the Board’s belief that the terms of such agreements, including the Voting Agreements entered into at signing, the A&R Registration Rights Agreement, the A&R Stockholders Agreement (including the lock-up and standstill provisions contained therein), Intellectual Property License Agreement and the Employee Matters Agreement, in addition to the guiding principles negotiated with respect to various commercial agreements to be entered into at the Closing, in each case, are reasonable.

•

Stockholder Approval. The fact that the Acquisition is subject to the affirmative vote of a majority of the shares of Common Stock, voting together as a single class, present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present.

•

Ability to Consider, Receive and Respond to Unsolicited Proposals. The terms of the Transaction Agreement that permit the Company, prior to the time that the Company’s stockholders approve the Stock Issuance Proposal, under specified circumstances, to discuss and negotiate an unsolicited acquisition proposal that the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, constitutes, or would reasonably be expected to lead to, a Superior Proposal and that the failure to engage in such activities would be inconsistent with the Board’s fiduciary duties under applicable law.

•

Ability to Change Recommendation. The Transaction Agreement allows the Board, under specified circumstances, to change or withdraw the Liberty Board Recommendation with respect to the Stock Issuance Proposal, in response to a Superior Proposal or Intervening Event, subject to the potential payment of the Schlumberger Termination Fee in certain circumstances.

•

Board Composition. The expectation that the addition of the two Schlumberger Parties-nominated directors to the Board in connection with the Acquisition will add valuable expertise, experience and in-depth familiarity with OneStim to the Board, which is expected to aid in the integration of the Transferred Business following Closing and enhance the likelihood of realizing the strategic benefits the Company expects to derive from the Acquisition.

•

Likelihood of Closing: The likelihood, considering the terms of the Transaction Agreement, that the Acquisition will be completed based on, among other things, the conditions to Closing as set forth in the Transaction Agreement and that the outside date of March 31, 2021 under the Transaction Agreement allows for sufficient time to complete the Acquisition.

For more information about our decision-making process, please see the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock

in Connection with the Acquisition—The Acquisition—The Company’s Board of Directors’ Reasons for the Approval of the Acquisition and the Related Stock Issuance.”

Conditions to Closing of the Acquisition

Conditions to Each Party’s Obligations

The respective obligations of the parties to the Transaction Agreement to consummate the Acquisition are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived in whole or in part by all of the parties to the extent permitted by applicable law):

•	receipt of the Stockholder Approval;

•

no court or other governmental authority of competent jurisdiction will have enacted, issued, promulgated, enforced or entered any applicable law (whether temporary, preliminary or permanent) or order, injunction, judgment, settlement, award, decree, ruling, writ, assessment or arbitration award (in each case, whether temporary, preliminary or permanent) handed down, adopted or imposed by, including any consent decree, settlement agreement or similar written agreement with, any governmental authority or any arbitration or mediation tribunal that is in effect and restrains, enjoins or otherwise prohibits consummation of the Pre-Closing Restructuring, the Acquisition or any other transactions contemplated by the Transaction Agreement;

•

the waiting periods or clearance applicable to the transactions contemplated by the Transaction Agreement under the HSR Act must have been terminated, expired or obtained, as applicable (which termination was granted on September 25, 2020);

•

the receipt of an advance ruling certificate or, in the alternative, expiration or termination of the waiting period or waiver of the notification obligation and the issuance of a no action letter, under the Competition Act (an advance ruling certificate was issued on September 30, 2020);

•

receipt of the consent of the required lenders and administrative agent to the acquisition by Schlumberger US and/or one or more of its wholly-owned subsidiaries of a number of shares of Class A Common Stock up to the number of shares of Class A Common Stock that comprise the Share Consideration and Canadian Buyer’s entry into, and performance of, the Canadian Buyer Note under the Company’s credit facilities;

•	the Company and Schlumberger US will have agreed to the required repairs for certain Transferred Assets in accordance with the terms of the Transaction Agreement; and

•

the NYSE will have approved the listing of all Class A Common Stock to be transferred to Schlumberger US (a) pursuant to the transactions contemplated by the Transaction Agreement, and (b) to the extent applicable, in satisfaction of the Canadian Buyer Note, subject to official notice of issuance.

Conditions to the Schlumberger Parties’ Obligations

The obligations of the Schlumberger Parties to consummate the Acquisition are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived in whole or in part by the Schlumberger Parties to the extent permitted by applicable law):

•

(a) each of the representations and warranties of the Liberty Parties set forth in the Transaction Agreement (other than the fundamental representations and warranties relating to organization and good standing, authority, enforceability, capital structure, tax classification, brokers and opinion of financial advisors) were true and correct (without regard to “materiality”, “Material Adverse Effect” and similar qualifiers contained in such representations and warranties) as of August 31, 2020 and will be true and correct as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), other than for failures of such representations and warranties of the Liberty Parties to be so true and correct that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (b) the representations and warranties relating to capitalization were true and correct in all respects as of the close of business on August 28, 2020 (the “Measurement Date”) (except for any inaccuracies as of the Measurement Date of 1% or less of the total issued and outstanding shares of Common Stock or units issued under the Second Amended and Restated Limited Liability Company Agreement of US Buyer, dated as of January 17, 2018, as amended, supplemented, waived or otherwise modified from time to time (the “US Buyer LLC Agreement” and such units the “US Buyer Units”), as applicable), (c) the representations and warranties relating to brokers were true and correct in all respects as of August 31, 2020 and will be true and correct as of the Closing Date as though made on and as of such date and time, other than immaterial inaccuracies and (d) the Company’s fundamental representations and warranties relating to organization and good standing, authority, enforceability, tax classification and opinion of financial advisors were true and correct in all respects as of August 31, 2020 and will be true and correct as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all respects as of such earlier date);

•	each of the Liberty Parties will have performed in all material respects all obligations required to be performed by it under the Transaction Agreement at or prior to the Closing Date;

•	Schlumberger US and Schlumberger Canada, as applicable, will have received each of the following deliveries:

○

to Schlumberger US, evidence of the issuance of all of the shares of Class A Common Stock comprising the Schlumberger US Consideration to a book-entry account in favor of Schlumberger US maintained by the transfer agent of the Company, free and clear of any liens, other than permitted equity liens;

○

to Schlumberger US and Schlumberger Canada, a certificate duly executed on behalf of the Liberty Parties by an executive officer of the Company certifying on behalf of the Company that the conditions relating to representations and warranties, as described in this section above, and performance of obligations under the Transaction Agreement prior to the Closing Date have been satisfied;

○	to Schlumberger US and Schlumberger Canada, counterparts of each Transaction Document to which a Liberty Party is party, in each case duly executed by the applicable Liberty Party;

○	to Schlumberger US and Schlumberger Canada, evidence reasonably satisfactory to Schlumberger US of the termination of the Existing Stockholders Agreement;

○	to Schlumberger US, evidence that the shares of Class A Common Stock comprising the Schlumberger US Consideration have been authorized for listing on the NYSE, upon official notice of issuance; and

○

to Schlumberger US and Schlumberger Canada, such other agreements, instruments and documents that are required by other terms of the Transaction Agreement to be executed or delivered at or prior to the Closing or as Schlumberger US or Schlumberger Canada may reasonably request to effect the transactions contemplated by the Transaction Agreement and the other Transaction Documents; and

•

since the date of the Transaction Agreement, there will not have occurred any event, change, occurrence, condition, or effect that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

Conditions to the Liberty Parties’ Obligations

The obligations of the Liberty Parties to consummate the Acquisition, are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by the Liberty Parties in whole or in part to the extent permitted by applicable law):

•

(a) each of the representations and warranties of the Schlumberger Parties set forth in the Transaction Agreement (other than the fundamental representations and warranties relating to organization and good standing, authority, enforceability, capital structure, tax classification, brokers and ownership of Company securities) being true and correct (without regard to “materiality”, “Material Adverse Effect” and similar qualifiers contained in such representations and warranties) as of August 31, 2020 and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will have been true and correct as of such earlier date), other than for failures of such representations and warranties of the Schlumberger Parties to be so true and correct that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (b) the representations and warranties of the Schlumberger Parties relating to brokers being true and correct in all respects as of August 31, 2020 and as of the Closing Date as though made on and as of such date and time, other than immaterial inaccuracies, and (c) the Schlumberger Parties’ fundamental representations and warranties relating to organization and good standing, authority, enforceability, capital structure, tax classification and ownership of Company securities being true and correct in all respects as of August 31, 2020 and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will have been true and correct in all respects as of such earlier date);

•	each of the Schlumberger Parties will have performed in all material respects all obligations required to be performed by it under the Transaction Agreement at or prior to the Closing Date;

•	the Liberty Parties will have received the following deliveries, as applicable:

○	to US Buyer and Canadian Buyer, a copy of the Equity Assignment Agreement, duly executed by each of Schlumberger US and Schlumberger Canada;

○

to US Buyer and Canadian Buyer, a certificate duly executed on behalf of Schlumberger US and Schlumberger Canada by an executive officer of Schlumberger US certifying on behalf of Schlumberger US and Schlumberger Canada that the conditions relating to representations and warranties, as described in this section above, and performance of obligations under the Transaction Agreement prior to the Closing Date have been satisfied;

○	to US Buyer, a certificate from Schlumberger US to the effect that it is not a “foreign person” within the meaning of Section 1445 of the Code;

○

to US Buyer and Canadian Buyer, written evidence in form and substance satisfactory to US Buyer and Canadian Buyer of the filing with the applicable tax authority of the Form 8832 (Entity Classification Election) pursuant to which Schlumberger Canada Target elected, as of the date of its formation, to be disregarded as separate from Schlumberger Canada for U.S. federal income tax purposes;

○

to US Buyer and Canadian Buyer, counterparts of each Transaction Document to which each Schlumberger Party or its applicable subsidiaries is a party, in each case duly executed by the applicable Schlumberger Party or such subsidiary;

○	a wire transfer of immediately available funds of the true-up closing payment in relation to the final repair statement of the Transferred Assets, if any; and

○

to US Buyer and Canadian Buyer, such other agreements, instruments and documents that are required by other terms of the Transaction Agreement to be executed or delivered at or prior to the Closing or as

US Buyer and Canadian Buyer may reasonably request to effect the transactions contemplated by Transaction Agreement and the other transaction documents.

•

since the date of the Transaction Agreement, there will not have occurred any event, change, occurrence, condition, or effect that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Schlumberger Parties, taken as a whole; and

•	the Pre-Closing Restructuring will have been completed in accordance with the Transaction Agreement.

Regulatory Matters

HSR Act

Under the HSR Act and the rules that have been promulgated thereunder by the U.S. Federal Trade Commission (“FTC”), certain transactions may not be consummated unless information has been furnished to the Antitrust Division of the Department of Justice (“Antitrust Division”) and the FTC and certain waiting period requirements have been satisfied. The Acquisition is subject to these requirements and may not be completed until the expiration of a 30-day waiting period following the filing of the required Notification and Report Forms with the Antitrust Division and the FTC or until early termination is granted. If the FTC or the Antitrust Division makes a request for additional information or documentary material related to the Acquisition (known as a “Second Request”), the waiting period with respect to the Acquisition will be extended for an additional period of 30 days, which will begin on the date on which the Company and Schlumberger US each certify compliance with the Second Request. Complying with a Second Request can take a significant period of time. On September 16, 2020, the Company and Schlumberger US filed the required forms under the HSR Act with the Antitrust Division and the FTC. The FTC and Antitrust Division granted early termination of the 30-day waiting period with respect to the Acquisition effective September 25, 2020.

At any time before or after consummation of the Acquisition, notwithstanding termination of the waiting period under the HSR Act, the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Acquisition. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot assure you that the Antitrust Division, the FTC, any state attorney general, or any other government authority will not attempt to challenge the Acquisition on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.

Competition Act

Part IX of the Competition Act requires that parties to certain prescribed classes of transactions provide notifications to the Commissioner of Competition (the “Commissioner”) where the applicable thresholds set out in sections 109 and 110 of the Competition Act are exceeded and no exemption applies (“Notifiable Transactions”). Subject to certain limited exceptions, a Notifiable Transaction cannot be completed until the parties to the transaction have each submitted the information prescribed pursuant to subsection 114(1) of the Competition Act (a “Notification”) to the Commissioner and the applicable waiting period has expired, has been terminated early or the appropriate waiver has been provided by the Commissioner.

The Acquisition constitutes a Notifiable Transaction, and as such, the Company must comply with the merger notification provisions of Part IX of the Competition Act.

The waiting period is 30 days after the day on which the parties to the Notifiable Transaction have submitted their respective notifications. The parties are entitled to complete their Notifiable Transaction at the end of the 30-day period, unless the Commissioner notifies the parties, pursuant to subsection 114(2) of the

Competition Act, that the Commissioner requires additional information that is relevant to the Commissioner’s assessment of the Notifiable Transaction (“Supplementary Information Request”). In the event that the Commissioner provides the parties with a Supplementary Information Request, the Notifiable Transaction cannot be completed until 30 days after compliance with such Supplementary Information Request, provided that there is no order issued by the Competition Tribunal in effect prohibiting completion at the relevant time. The Commissioner’s substantive assessment of a Notifiable Transaction may extend beyond the statutory waiting period.

In addition, or as an alternative to filing a Notification, a party to a Notifiable Transaction may apply to the Commissioner for an advance ruling certificate (an “ARC”) or, in the event that the Commissioner is not prepared to issue an ARC, a No-Action Letter. If the Commissioner issues an ARC, the parties are exempt from having to file a Notification; if the Commissioner issues a No-Action Letter, upon the request of the parties, the Commissioner can waive the parties’ requirement to submit a Notification where the parties have supplied substantially similar information as would have been supplied with their Notification (a “Waiver”).

The Commissioner may challenge a merger before the Competition Tribunal (the “Tribunal”) at any time before, or within one year following, its completion where the merger prevents or lessens, or is likely to prevent or lessen, competition substantially (a “Competition Challenge”). If the Tribunal agrees with the Commissioner, it can issue an order prohibiting the transaction, provided that the transaction has not been completed by such time, or it can order the divestiture of shares or assets where the transaction already has been completed; the Tribunal cannot issue an order, however, where the Parties have been able to establish the elements of the statutory efficiencies defence. The Commissioner is precluded from bringing a Competition Challenge on substantially the same information that an ARC was issued, provided that the Notifiable Transaction was completed within one year after the ARC was issued. No such prohibition on bringing a Competition Challenge applies to the issuance of a No-Action Letter.

An ARC was issued by the Commissioner with respect to the Acquisition on September 30, 2020.

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of Company stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if the holders of a majority of the shares entitled to vote as of the close of business on the record date are present in person or represented by proxy. Abstentions will count as present for the purposes of establishing a quorum.

The approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting, as well as a broker non-vote will have no effect on the Stock Issuance Proposal or the Adjournment Proposal. A Company stockholder’s abstention from voting will have the same effect as a vote “AGAINST” the Stock Issuance Proposal and the Adjournment Proposal.

The Acquisition is conditioned on, among other things, the approval of the Stock Issuance Proposal at the Special Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.

It is important for you to note that in the event that the Stock Issuance Proposal does not receive the requisite vote for approval, we will not consummate the Acquisition.

Opinion of the Company’s Financial Advisor

The Company retained TPH as its financial advisor in connection with the proposed Acquisition. On August 31, 2020, TPH delivered an opinion to the Board to the effect that, as of such date and subject to the limitations, qualifications and assumptions set forth in TPH’s opinion, the Consideration to be paid by the Company or its subsidiaries pursuant to the Transaction Agreement was fair, from a financial point of view, to the Company.

The full text of the opinion, dated August 31, 2020, which sets forth, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by TPH in rendering its opinion, is incorporated by reference into this proxy statement and attached as Annex B hereto. The summary of TPH’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Company stockholders are urged to read the TPH opinion carefully and in its entirety. TPH’s advisory services and its opinion were provided for the information and assistance of the Board in connection with its consideration of the proposed Acquisition contemplated by the Transaction Agreement, and TPH’s opinion does not constitute a recommendation as to how any holder of Common Stock should vote with respect to the Stock Issuance Proposal or any other matter.

For more information, please see the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Acquisition—Opinion of the Company’s Financial Advisor” on page 100 of this proxy statement and Annex B to this proxy statement.

Recommendation to Company Stockholders

Our Board believes that each of the Stock Issuance Proposal and the Adjournment Proposal to be presented at the Special Meeting is in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals.

When you consider the recommendation of our Board in favor of approval of the Stock Issuance Proposal, you should keep in mind that certain executive officers of the Company have interests in the Acquisition that are different from or in addition to (or which may conflict with) your interests as a stockholder. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including the Stock Issuance Proposal. Please see the section entitled “Special Meeting of Company Stockholders—Recommendation to Company Stockholders.”

Risk Factors

In evaluating the Acquisition and the proposals to be considered and voted on at the Special Meeting, you should carefully review and consider the risk factors set forth under the section entitled “Risk Factors” beginning on page 44 of this proxy statement. The occurrence of one or more of the events or circumstances described in that section, alone or in combination with other events or circumstances, may have a material adverse effect on (a) the ability of the Company and the Schlumberger Parties to complete the Acquisition, and (b) the business, cash flows, financial condition and results of operations of OneStim prior to the consummation of the Acquisition and the post-acquisition company.

SELECTED HISTORICAL FINANCIAL DATA OF THE COMPANY

Please see the Company’s selected consolidated financial data contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2020 and June 30, 2020. Please see the section entitled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference.”

SELECTED HISTORICAL COMBINED FINANCIAL DATA OF ONESTIM

The following information has been derived from OneStim’s unaudited combined statement of operations, combined statement of comprehensive loss, combined statement of cash flows and combined statement of Schlumberger Limited’s net investment as of and for the six-month periods ended June 30, 2020 and 2019 and combined balance sheet as of June 30, 2020 and OneStim’s audited combined statement of operations, combined statement of comprehensive income (loss), combined statement of cash flows and combined statement of Schlumberger Limited’s net investment as of and for each of the years in the three-year period ended December 31, 2019 and combined balance sheet as of December 31, 2019 and 2018. The following information is only a summary and does not provide all of the information contained in the financial statements.

The unaudited combined financial statements have been prepared by OneStim’s management, and include all adjustments necessary for a fair presentation of the information set forth therein. The results of interim periods are not necessarily indicative of results that may be expected for the full year or any future periods.

The following information should be read in conjunction with “OneStim’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the combined financial statements of OneStim, including the related notes, contained elsewhere in this proxy statement.

	Year ended December 31,			Six months ended June 30,
	2019	2018	2017	2020	2019
	(in millions)
Statement of Operations Data
Revenue	$3,212	$4,320	$3,059	$741	$1,738
Expenses
Cost of revenue	3,020	3,903	2,771	770	1,638
Research and engineering	20	22	23	4	10
General and administrative	176	177	151	68	88
Impairments and other	1,588	94	21	936	—
Interest	13	2	—	6	6

(Loss) income before taxes	(1,605)	122	93	(1,043)	(4)
Tax (benefit) expense	(353)	29	(26)	(235)	—

Net (loss) income	$(1,252)	$93	$119	$(808)	$(4)

Cash Flows Data
Net cash provided by operating activities	$468	$491	$154	$1	$79
Net cash used in investing activities	(154)	(691)	(997)	—	(94)
Net cash (used in) provided by financing activities	(314)	200	843	(1)	15
Balance Sheet Data
Total assets	$1,666	$3,281		$773
Total liabilities	994	1,069		916
Equity
Schlumberger Limited’s net investment	672	2,212		(143)

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following selected unaudited pro forma condensed combined financial information combines the historical financial statements of the Company and OneStim, after giving effect to (a) the Pre-Closing Restructuring and certain related matters, and (b) the Acquisition using the acquisition method of accounting for business combinations and incorporating preliminary estimates, assumptions and pro forma adjustments as described in the accompanying notes under “Unaudited Pro Forma Condensed Combined Financial Information” (the “unaudited pro forma statements”), which are included elsewhere in this proxy statement.

The unaudited pro forma statements were prepared using: (a) the Company’s consolidated financial statements as of and for the year ended December 31, 2019, which have been incorporated by reference into this proxy statement; (b) the historical combined financial statements of OneStim as of and for the year ended December 31, 2019, which are included elsewhere in this proxy statement; (c) the Company’s unaudited consolidated financial statements as of and for the six months ended June 30, 2020, which have been incorporated by reference into this proxy statement; and (d) the unaudited historical combined financial statements of OneStim as of and for the six months ended June 30, 2020, which are included elsewhere in this proxy statement.

The unaudited pro forma condensed combined balance sheet gives effect to the Acquisition as if it had occurred on June 30, 2020. The unaudited pro forma condensed combined statements of operations give effect to the Acquisition as if it had occurred on January 1, 2019.

The unaudited pro forma statements are not intended to represent or be indicative of the consolidated results of operations or financial condition of the post-acquisition company that would have been reported had the Acquisition been completed as of the dates presented, and further should not be taken as representative of the future consolidated results of operations or financial condition of the post-acquisition company. The selected unaudited pro forma condensed combined financial information should be read in conjunction with the separate historical financial statements of the Company and accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company that are incorporated by reference in this proxy statement, the separate historical financial statements and accompanying notes of OneStim that are included elsewhere in this proxy statement, the information under “OneStim’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the information under “Unaudited Pro Forma Condensed Combined Financial Information.”

As of and For the Six Months Ended June 30, 2020 (in millions except per share data)

	Historical		Pro Forma
	Company	OneStim Combined	Transferred Business Adjustments	Transaction Accounting Adjustments	Pro Forma
Balance Sheet Data
Total assets	$1,051	$773	$(71)	$(82)	$1,671
Long-term debt (including current portion)	106	—	—	—	106
Total liabilities	331	916	(779)	—	468
Total equity	720	(143)	708	(82)	1,203
Statement of Operations Data
Revenue	$561	$741	$(6)	$—	$1,296
Operating costs and expenses	628	1,778	(8)	(26)	2,372
Net loss before income taxes	(75)	(1,043)	8	26	(1,084)
Income tax benefit	(11)	(235)	—	37	(209)

Net loss	(64)	(808)	8	(11)	(875)
Less: Net loss attributable to non-controlling interests	(19)	—	—	(161)	(180)

Net loss attributable to Liberty Oilfield Services Inc. stockholders	$(45)	$(808)	$8	$150	$(695)

Per Share Data
Net loss attributable to Liberty Oilfield Services Inc. stockholders per common share
Basic	$(0.53)	$—	$—	$—	$(4.67)
Diluted	$(0.53)	$—	$—	$—	$(4.67)

Year Ended December 31, 2019 (in millions except per share data)

	Historical		Pro Forma
	Company	OneStim Combined	Transferred Business Adjustments	Transaction Accounting Adjustments	Pro Forma
Statement of Operations Data
Revenue	$1,990	$3,212	$(28)	$—	$5,174
Operating costs and expenses	1,887	4,804	(27)	(224)	6,440
Net income (loss) before income taxes	89	(1,605)	12	224	(1,280)
Income tax expense (benefit)	14	(353)	—	107	(232)

Net income (loss)	75	(1,252)	12	117	(1,048)
Less: Net income (loss) attributable to non-controlling interests	36	—	—	(314)	(278)

Net income (loss) attributable to Liberty Oilfield Services Inc. stockholders	$39	$(1,252)	$12	$431	$(770)

Per Share Data
Net income attributable to Liberty Oilfield Services Inc. stockholders per common share
Basic	$0.54	$—	$—	$—	$(5.55)
Diluted	$0.53	$—	$—	$—	$(5.55)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements about our growth, future operating results, estimates, beliefs, and expected performance. For this purpose, any statement that is not a statement of historical fact should be considered a forward-looking statement. We may use the words “expect,” “estimate,” “outlook,” “project,” “plan,” “position,” “may,” “believe,” “intend,” “anticipate,” “will,” “continue,” “potential,” “likely,” “should,” “could” and similar expressions to help identify forward-looking statements. We cannot assure you that our assumptions and expectations as of the date of this proxy statement will prove to be correct. Important factors could cause our actual results to differ materially from those indicated or implied by forward-looking statements. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise and readers should not rely on the forward-looking statements as representing the Company’s views as of any date subsequent to the date of the filing of this proxy statement. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for our business, the Transferred Business, the business of the post-acquisition company and the timing and ability for us to complete the Acquisition and are based on management’s beliefs and assumptions and on information currently available to management.

Forward-looking statements may include statements about:

•	our ability to consummate the Acquisition;

•	the benefits of the Acquisition;

•	the future operational financial performance of the post-acquisition company;

•	our business strategy;

•	demand for services in our industry;

•

the severity and duration relating to the impacts of the novel strain of the COVID-19 pandemic and related economic repercussions on our business, operations and personnel and the resulting severe disruption in the oil and gas industry and negative impact on demand for oil and gas, which is negatively impacting our business;

•

operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees, remote work arrangements, performance of contracts and supply chain disruptions;

•	our operating cash flows, the availability of capital, and our liquidity;

•	our future revenue, income, and operating performance;

•	our ability to sustain and improve our utilization, revenue, and margins;

•	our ability to maintain acceptable pricing for our services;

•	our future capital expenditures;

•

the level of capital spending by oil and gas companies, including significant recent reductions in capital expenditures by oil and gas producers in response to commodity prices and dramatically reduced demand;

•	our ability to finance equipment, working capital, and capital expenditures;

•	competition and government regulations;

•	our ability to obtain permits and governmental approvals;

•	pending legal or environmental matters;

•	trends and volatility in oil and natural gas prices, and our ability to manage through such volatility;

•	acquisitions, including the consummation of the Acquisition and its effects on us;

•	general economic conditions;

•	credit markets;

•	our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements;

•	our ability to retain key personnel;

•	uncertainty regarding our future operating results;

•	return of capital to stockholders;

•

other factors described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and our most recent Quarterly Reports on Form 10-Q; and

•	additional risks described in our filings with the SEC.

We caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, decline in demand for our services, the cyclical nature and volatility of the oil and natural gas industry, a decline in, or substantial volatility of, oil and natural gas commodity prices, environmental risks, regulatory changes, the inability to comply with the financial and other covenants and metrics in our credit facilities, cash flow and access to capital, the timing of development expenditures, and the other risks described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and subsequent Quarterly Reports on Form 10-Q, contained in our other filings with the SEC and in this proxy statement under the heading “Risk Factors,” beginning on page 44.

All forward-looking statements, expressed or implied, included in this proxy statement are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue.

RISK FACTORS

You should carefully review and consider the following risk factors and the other information contained in this proxy statement, including the financial statements and notes to the financial statements included or incorporated by reference herein, in evaluating the Acquisition and the proposals to be voted on at the Special Meeting. The following risk factors also apply to the business and operations of the Transferred Business and will also apply to the business and operations of the post-acquisition company. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Acquisition, and may have an adverse effect on the business, cash flows, financial condition and results of operations of the post-acquisition company. You should also carefully consider the following risk factors in addition to the other information included in this proxy statement, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements.” We or the Schlumberger Parties may face additional risks and uncertainties that are not presently known to us, or that we or the Schlumberger Parties currently deem immaterial, which may also impair our or the Transferred Business’ business or financial condition. The following discussion should be read in conjunction with the financial statements and notes to the financial statements included or incorporated by reference herein.

We have grouped the risks into four categories for ease of reading, and without any reflection on the importance of, or likelihood of, any particular category.

Risk Factors Relating to the Acquisition

The Company may not be successful in completing the Acquisition.

The consummation of the Acquisition is subject to certain conditions, including the receipt of stockholder and regulatory approval which may or may not be obtained. If the conditions to the consummation of the transactions contemplated by the Transaction Agreement are not satisfied, or if the Transaction Agreement is terminated prior to closing, the Acquisition will not be consummated.

The Company will incur significant transaction and acquisition-related costs in connection with the Acquisition.

The Company expects to incur significant costs associated with the Acquisition and combining the existing operations of the Company with the Transferred Business. The substantial majority of the expenses resulting from the Acquisition will be composed of transaction costs related to the Acquisition and business integration costs. Additional unanticipated costs may be incurred in the integration of the two businesses. Although the Company expects that the elimination of duplicative costs, as well as the realization of other efficiencies related to the integration of the businesses, should allow the Company to offset incremental transaction and acquisition-related costs over time, this net benefit may not be achieved in the near term, or at all.

Completion of the Acquisition could trigger the change of control restriction in the Company’s credit facilities. The failure to obtain the requisite consent or waiver may have an adverse impact on the Company’s ongoing business and results of operations.

The Company’s existing credit facilities prohibit certain acquisition transactions, including those resulting in a change of control, as such term is defined in the credit facilities. The Acquisition could trigger the change of control restriction in the credit facilities because the Schlumberger Parties are expected to own over 35% of the outstanding shares of Common Stock after Closing of the Acquisition if the Canadian Buyer Note is satisfied with shares of Class A Common Stock. If the Company is unable to negotiate a waiver of this provision, the lenders thereto may exercise their rights and remedies under the credit facilities, potentially terminating the agreements or seeking monetary damages. The waiver from the lenders is a condition that must occur prior to

Closing, but such closing condition may be waived by the Company, allowing such lenders to terminate the agreements or seek monetary damages. The foregoing or similar developments may have an adverse impact on the post-acquisition company’s business and results of operations.

The Company may be the target of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the Acquisition from being completed.

Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into acquisition agreements. Defending against these claims can result in substantial costs and divert management time and resources, even if the lawsuits are without merit. An adverse judgment could result in monetary damages, which could have a negative impact on the Company’s business, results of operations and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting completion of the Acquisition, the injunction may delay or prevent the Acquisition from being completed, which may adversely affect the Company’s business, results of operations and financial condition.

Risk Factors Relating to the Company Following the Acquisition

The integration of the Transferred Business may not be as successful as anticipated, and the Company may not achieve the intended benefits or do so within the intended timeframe.

The Acquisition involves numerous operational, strategic, financial, accounting, legal, tax and other risks. Difficulties in integrating the Transferred Business, particularly during the COVID-19 pandemic, and the Company’s ability to manage the Transferred Business after the Closing, may result in the Company performing differently than expected, in operational challenges or in the delay or failure to realize anticipated expense-related efficiencies, and could have an adverse effect on the Company’s financial condition, results of operations or cash flows. Potential difficulties that may be encountered in the integration process include, among other factors:

•	the inability to successfully integrate the Transferred Business, operationally and culturally, in a manner that permits the Company to achieve the full revenue anticipated from the Acquisition;

•	performance shortfalls due to COVID-19 pandemic and related decline in demand for the post-acquisition company’s services;

•	complexities associated with managing a larger, more complex, integrated business, including the potential diversion of the Company’s management’s attention;

•	not realizing anticipated operating synergies;

•	potential unknown liabilities and unforeseen expenses, delays or regulatory conditions associated with the Acquisition;

•	integrating relationships with customers, vendors and business partners;

•	performance shortfalls as a result of the diversion of management’s attention caused by completing the Acquisition and integrating the Transferred Business operations; and

•	the disruption of, or the loss of momentum in, each company’s ongoing business or inconsistencies in standards, controls, procedures and policies.

Additionally, the success of the Acquisition will depend, in part, on the Company’s ability to realize the anticipated benefits from combining the Transferred Business and the Company’s business, including operational and other synergies that the Company believes the post-acquisition company will achieve. The anticipated benefits of the Acquisition may not be realized fully or at all, may take longer to realize than expected or could have other adverse effects that the Company does not currently foresee. Some of the assumptions that the Company has made, such as the achievement of operating synergies, may not be realized.

The Acquisition and the post-acquisition company may be materially and adversely affected by the recent COVID-19 outbreak.

The effects of the COVID-19 outbreak have included, and may continue to include, adverse revenue and net income effects, financial health of customers and therefore their ability to drill and complete wells or pay for services provided, financial health of suppliers and therefore their ability to deliver necessary goods and services, disruptions to operations, and ultimately the financial health and results of the post-acquisition company. As we cannot predict the duration or scope of the COVID-19 pandemic, the anticipated negative financial impact to the post-acquisition company’s operating results cannot be reasonably estimated, but it may last for an extended period of time. We anticipate that 2020 will continue to be a challenging year for the industry, as our customers continue to reduce their capital budgets, and, as a result, we expect a significant decline in activity and a corresponding reduction in revenue.

The extent to which the post-acquisition company’s operating and financial results will be affected by COVID-19 will depend on various factors and consequences beyond our control, such as the duration and scope of the pandemic, additional actions by businesses and governments in response to the pandemic, and the speed and effectiveness of responses to combat the virus. COVID-19, and the volatile regional and global economic conditions stemming from the pandemic, could also aggravate the other risk factors that we identify or incorporate by reference herein. COVID-19 may also materially adversely affect the post-acquisition company’s operating and financial results in a manner that is not currently known to us or that we do not currently consider to present significant risks to the post-acquisition company’s operations.

The Company’s results may suffer if it does not effectively manage its expanded operations following the Acquisition.

Following completion of the Acquisition, the size of the Company’s business will increase significantly beyond its current size. The Company’s future success will depend, in part, on the Company’s ability to manage this expanded business, which poses numerous risks and uncertainties, including the need to integrate the Transferred Business and their operations into the Company’s existing business in an efficient and timely manner, to combine systems and management controls and to integrate relationships with customers, vendors and business partners. Failure to successfully manage the Transferred Business may have an adverse effect on the Company’s financial condition, results of operations or cash flows.

The Company’s current stockholders will have a reduced ownership and voting interest after the Acquisition compared to their current ownership and will exercise less influence over management.

Based on the number of issued and outstanding shares of Common Stock as of August 31, 2020, immediately after the Acquisition is completed and assuming the Canadian Buyer Note is satisfied in shares of Class A Common Stock, it is expected that the Schlumberger Parties will own approximately 37% of the outstanding shares of Common Stock on a pro forma basis. As a result of the Acquisition, the Company’s current stockholders will own a smaller percentage of the outstanding shares of Common Stock than they currently own, and, as a result, will have less influence on the Company’s management and policies. In addition, the Company may issue additional equity from time to time.

The Schlumberger Parties will have significant influence over us after completion of the Acquisition.

Upon completion of the Acquisition and assuming the Canadian Buyer Note is satisfied in shares of Class A Common Stock, it is expected that the Schlumberger Parties will own approximately 37% of the outstanding shares of Common Stock as of August 31, 2020 on a pro forma basis. As long as the Schlumberger Parties own or control a significant percentage of the Company’s outstanding voting power, they will have the ability to significantly influence corporate actions requiring stockholder approval, including the election and removal of directors and the size of the Board, any amendment to the Company’s certificate of incorporation or bylaws, or the approval of any merger or other significant corporate transaction, including a sale of substantially all of the Company’s assets. The Schlumberger Parties’ influence over the post-acquisition company management could have the effect of delaying or preventing a change in control or otherwise discouraging a potential acquirer from attempting to obtain control of the post-acquisition company, which could cause the market price of the shares of Class A Common Stock to decline or prevent stockholders from realizing a premium over the market price for the shares of Class A Common Stock.

Pursuant to the A&R Stockholders Agreement, Schlumberger Limited will have the right to nominate up to two directors to the post-acquisition company’s board of directors. Schlumberger Limited’s right to designate directors to the post-acquisition company’s board of directors is subject to the Schlumberger Parties’ ownership percentage of the total outstanding shares of Common Stock. If the Schlumberger Parties and their affiliates collectively beneficially own: (a) 20% or greater of the outstanding shares of Common Stock, they will have the right to appoint two directors or (b) at least 10% but less than 20% of the outstanding shares of Common Stock, they will have the right to appoint one director.

The Schlumberger Parties’ interests may not align with the Company’s interests or the interests of the Company’s other stockholders.

Sales of substantial amounts of shares of Class A Common Stock in the open market by the Schlumberger Parties could depress the Company’s stock price.

Shares of Class A Common Stock that are issued to the Schlumberger Parties in the Acquisition will become freely tradable once registered pursuant to the A&R Registration Rights Agreement, which will become effective upon the consummation of the Acquisition. Once registered, shares of Class A Common Stock held by the Schlumberger Parties will have no restrictions other than described below or require further registration under the Securities Act, provided, however, that any stockholders, including Schlumberger US and Schlumberger Canada, as applicable, who are deemed the Company’s affiliates will be subject to the resale restrictions of Rule 144 under the Securities Act.

Pursuant to the A&R Stockholders Agreement, the Schlumberger Parties are subject to the Lock-Up and Transfer Restrictions. The Schlumberger Parties will not, (a) for a period of nine months from the Closing, transfer or dispose of (or take other analogous actions in accordance with the terms of the A&R Stockholders Agreement) any economic, voting or other rights in or to their shares of Class A Common Stock, other than certain permitted transfers, and (b) for a period of four years from the Closing, make any transfer of shares of Class A Common Stock to any direct competitor of the Company or to any person that is subject to, or by virtue of such transfer would become subject to, the reporting obligations under Schedule 13D under the Exchange Act, with respect to shares of Common Stock.

Following the Lock-Up and Transfer Restrictions period, the Schlumberger Parties may wish to dispose of some or all of their interests in the Company, and as a result may seek to sell their shares of Class A Common Stock. These sales (or the perception that these sales may occur), coupled with the increase in the outstanding number of shares of Class A Common Stock, may affect the market for, and the market price of, shares of Class A Common Stock in an adverse manner.

If the Acquisition is completed and the Company’s stockholders, including the Schlumberger Parties, sell substantial amounts of Class A Common Stock in the public market following the closing of the Acquisition, the market price of the Class A Common Stock may decrease. These sales might also make it more difficult for the Company to raise capital by selling equity or equity-related securities at a time and price that it otherwise would deem appropriate.

If the perceived benefits of the Acquisition are not realized, the Acquisition may not be accretive to certain Company metrics, which may negatively affect the market price of the Class A Common Stock.

If certain assumptions and benefits are not realized in the Acquisition, it is possible that the Acquisition may be detrimental to the Company’s metrics, including earnings per share, which could negatively affect the market price of the Class A Common Stock.

In connection with the completion of the Acquisition, the Company may issue up to 66,326,134 shares of Class A Common Stock. The issuance of these new shares of Class A Common Stock could have the effect of depressing the market price of shares of the Class A Common Stock. Any dilution of, or delay of any accretion to, the Company’s earnings per share could cause the price of shares of the Class A Common Stock to decline or increase at a reduced rate.

Risks Relating to the Company’s Business

You should read and consider risk factors specific to the Company’s businesses, which will also affect the post-acquisition company. These risks are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and subsequent Quarterly Reports on Form 10-Q, which are incorporated by reference herein. For the location of information incorporated by reference in this proxy statement, see the section entitled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference.”

Risks Relating to the Transferred Business

The Transferred Business and the Company are subject to many substantially similar risks and uncertainties. In addition to the risks relating to the Transferred Business described below, the Transferred Business is and will be subject to the risks described above. In addition, the Transferred Business is, and will continue to be, subject to the business risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and subsequent Quarterly Reports on Form 10-Q, which are incorporated by reference herein. For the location of information incorporated by reference in this proxy statement, see the section entitled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference.”

The sand mining operations are subject to a number of risks relating to the proppant industry.

In connection with the Acquisition, we will acquire two state-of-the-art sand mines in the Permian Basin. Sand mining operations are subject to risks normally encountered in the proppant industry. These risks include, among others:

•	inability to obtain necessary production equipment or replacement parts;

•	natural disasters or inclement or hazardous weather conditions, including, but not limited to, cold weather, flooding, tornadoes and the physical impacts of climate change;

•	unanticipated ground, grade or water conditions;

•	inability to acquire or maintain, or public or nongovernmental organization opposition to, necessary permits for mining, access or water rights;

•

our ability to timely obtain necessary authorizations, approvals and permits from regulatory agencies (including environmental agencies, such as the U.S. Fish and Wildlife Service agency (“USFWS”), where our operations in West Texas may be slowed, limited or halted due to conservation efforts targeted at the habitat of the dunes sagebrush lizard) on terms acceptable to us;

•	labor disputes;

•	technical difficulties or failures;

•	pit wall or pond failures, and sluffing events;

•	environmental hazards and costs associated with environmental compliance or as a result of unauthorized releases into the environment;

•	restrictions imposed on our operations related to the protection of natural resources, including plant and animal species;

•	industrial accidents;

•	reduction in the amount of water available for processing;

•	changes in the price and availability of natural gas, diesel fuel or electricity that we use as fuel sources at our frac sand facilities;

•	fires, explosions, chemical mishandling or other accidents;

•	facility suspensions or shutdowns in response to environmental regulatory actions; and

•	on-site or off-site trucking accidents or other disruption to trucking service.

Any of these risks could result in damage to, or destruction of, the mining properties or frac sand facilities, personal injury, loss of life, environmental contamination or damage, delays, limitations or cancellations in mining or processing activities, losses or possible legal liability. Any prolonged downtime or shutdowns at the mining properties or frac sand facilities could have a material adverse effect on the Company’s business, financial condition and results of operations.

Silica-related legislation, health issues and litigation could have a material adverse effect on the Company’s business, reputation or results of operations.

We and the Transferred Business are subject to laws and regulations relating to human exposure to crystalline silica. For example, in 2016, OSHA published a final rule that established a more stringent permissible exposure limit for exposure to respirable crystalline silica and provided other provisions to protect employees, such as requirements for exposure assessments, methods for controlling exposure, respiratory protection, medical surveillance, hazard communication, and recording. Compliance with most aspects of the 2016 rule relating to hydraulic fracturing was required by June 2018, and the 2016 rule further requires compliance with engineering control obligations to limit exposures to respirable crystalline silica in connection with hydraulic fracturing activities by June 2021. Historically, our environmental compliance costs with respect to existing crystalline silica requirements have not had a material adverse effect on our results of operations; however, they may increase in connection with the Acquisition. Additionally, federal regulatory authorities, including OSHA, and analogous state agencies may continue to propose changes in their regulations regarding workplace exposure to crystalline silica, such as permissible exposure limits and required controls and personal protective equipment. Any new laws and regulations could have a material adverse effect on our and the Transferred Business’ operating results by requiring the modification or cessation of operations.

In addition, the inhalation of respirable crystalline silica is associated with the lung disease silicosis. There is evidence of an association between crystalline silica exposure or silicosis and lung cancer and a possible association with other diseases, including immune system disorders such as scleroderma. These health risks have been, and may continue to be, a significant issue confronting the hydraulic fracturing industry. Concerns over silicosis and other potential adverse health effects, as well as concerns regarding potential liability from the use of hydraulic fracture sand, may have the effect of discouraging our customers’ use of our hydraulic fracture sand. The actual or perceived health risks of handling hydraulic fracture sand could materially and adversely affect hydraulic fracturing service providers, including the Company, through reduced use of hydraulic fracture sand, the threat of product liability or employee lawsuits, increased scrutiny by federal, state and local regulatory authorities of the Company and each of our customers or reduced financing sources available to the hydraulic fracturing industry. Furthermore, the Company may incur additional costs with respect to purchasing specialized equipment designed to reduce exposure to crystalline silica in connection with operations or investing capital in new equipment.

The occurrence of explosive incidents could disrupt the post-acquisition company’s operations and could adversely affect our business, financial condition and results of operations.

The wireline service operations the Transferred Business provides to oil and natural gas E&P customers involve the storage and handling of explosive materials. Despite the use of specialized facilities to store explosive materials and intensive employee training programs, the handling of explosive materials could result in incidents that temporarily shut down or otherwise disrupt the post-acquisition company’s or E&P customers’ operations or could cause restrictions, delays or cancellations in the delivery of services. It is possible that an explosion could result in death or significant injuries to employees and other persons. Material property damage to the post-acquisition company, E&P customers and third parties could also occur. Any explosive incident could expose the post-acquisition company to adverse publicity or liability for damages or cause production restrictions, delays or cancellations, any of which developments could have a material adverse effect on the post-acquisition company’s ability to compete, business, financial condition and results of operations.

The post-acquisition company will be subject to the Federal Mine Safety and Health Act of 1977, which imposes stringent health and safety standards on numerous aspects of its operations.

The Transferred Business’ operations are subject to the Federal Mine Safety and Health Act of 1977, as amended by the Mine Improvement and New Emergency Response Act of 2006, which imposes stringent health and safety standards on numerous aspects of mineral extraction and processing operations, including the training of personnel, operating procedures, operating equipment, and other matters. The post-acquisition company’s failure to comply with such standards, or changes in such standards or the re-interpretation or more stringent enforcement thereof, could have a material adverse effect on the post-acquisition company’s business and financial condition or otherwise impose significant restrictions on its ability to conduct mineral extraction and processing operations.

The federal Endangered Species Act (“ESA”) and Migratory Bird Treaty Act (“MBTA”) and other restrictions intended to protect certain species of wildlife will govern the post-acquisition company’s and its customers’ operations and additional restrictions may be imposed in the future, which constraints could have an adverse impact on operations.

The Transferred Business’ mining operations and the oil and natural gas operations of its customers could be adversely affected by seasonal or permanent restrictions on drilling activities designed to protect various wildlife and their habitats, which may limit the post-acquisition company’s ability to operate in protected areas or areas that may become protected in the future. Permanent restrictions imposed to protect endangered species could prohibit drilling in certain areas or require the implementation of expensive mitigation measures.

The ESA restricts activities that may affect endangered or threatened species or their habitats and provides for substantial penalties in cases where covered species are killed or injured. Similar protections are offered to migratory birds under the MBTA. One example, is the dunes sagebrush lizard, which is found in the active and semi-stable shinnery oak dunes of southeastern New Mexico and adjacent portions of Texas, including areas where our customers operate and the post-acquisition company’s frac sand facilities are located. In 2017, the Texas Comptroller’s (“Comptroller’s”) office, the state agency in Texas responsible for implementing and overseeing compliance monitoring of a prior dunes sagebrush lizard mitigation plan in effect in Texas between 2012 and 2018 and known as the Texas Conservation Plan (“TCP”), whereby parties voluntarily agreed to implement mitigation measures in an attempt not to adversely impact the dunes sagebrush lizard habitat, determined that a new conservation plan was warranted in replacement of the TCP. During 2018, the Comptroller’s office submitted a proposed conservation agreement to the USFWS for approval. The USFWS has not yet made a decision on the proposed conservation agreement but in July 2020, released a press release seeking public input to identify issues and concerns in order to develop an Environmental Assessment under the National Environmental Policy Act (“NEPA”). If the USFWS approves the Comptroller’s office proposed conservation agreement and such agreement is issued by the Comptroller’s office in Texas, the post-acquisition company as well as any of its customers that enter into the agreement could be subject to new or more stringent conservation measures or land, water, or resource use restrictions beyond the measures and restrictions that the post-acquisition company or its customers are currently required to comply with, which measures or restrictions could result in operational delays and decreased production and revenue for the post-acquisition company as well as its customers.

Additionally, the USFWS is currently reviewing a petition from the Center for Biological Diversity and the Defenders of Wildlife to have the dunes sagebrush lizard under the ESA, and in July 2020, issued a press release indicating that the agency has completed an initial review of the petition and is now prepared to conduct a more thorough review of the matter. If the dunes sagebrush lizard is classified as an endangered or threatened species, the post-acquisition company operations and the operations of its customers in any area that is designated as the dunes sagebrush lizard’s habitat may be limited, delayed or, in some circumstances, prohibited, and the post-acquisition company and its customers could be required to comply with expensive mitigation measures intended to protect the dunes sagebrush lizard and its habitat.

Furthermore, to the extent species that are listed under the ESA or similar state laws, or are protected under the MBTA, or the designation of previously unprotected species as threatened or endangered in areas where the post-acquisition company or its customers operate could cause increased costs arising from species protection measures and could result in delays or limitations in the post-acquisition company’s or its customers’ performance of operations, which could adversely affect or reduce demand for the post-acquisition company’s frac sand.

Post-Closing, we will be expanding our operations to Canada and may be subject to increased business and economic risks that could harm our business.

The Company has historically owned and operated its assets exclusively within the United States. In connection with the Acquisition, the Company will acquire the Canadian Transferred Assets and assume the Canadian Assumed Liabilities, which will not only mark the Company’s entry into Canada as a new geographical territory, but an international market where we have limited or no experience in owning and operating assets and providing our services. If we fail to manage our operations in Canada successfully after the Closing, our business may suffer. Upon Closing, the Company will be subject to a variety of risks inherent in doing business internationally, including:

•	political, social and economic instability;

•	risks related to the legal and regulatory environment in foreign jurisdictions and unexpected changes in laws, regulatory requirements and enforcement;

•	fluctuations in currency exchange rates;

•	complying with multiple tax jurisdictions;

•	difficulties in staffing and managing international operations and the increased travel, infrastructure and compliance costs associated with international locations and employees;

•	regulations that might add difficulties in repatriating cash earned outside the United States and otherwise preventing us from freely moving cash;

•	complying with statutory equity requirements; and

•	complying with the U.S. Foreign Corrupt Practices Act and similar laws in Canada.

If we are unable to manage the complexity of our international operations successfully, our business could be seriously harmed.

The Company’s post-Closing operations in Canada could subject it to currency translation risk, which could cause the Company’s results of operations and financial condition to fluctuate significantly from period to period.

After the Closing, a portion of the Company’s revenue may be derived from its activities and operations in Canada. Because the Company would translate the results of operations and financial condition of its Canadian operations into U.S. dollars, the Company’s reported results of operations and financial condition after the Closing will be subject to changes in the exchange rate between the two currencies. Fluctuations in foreign currency exchange rates could affect the Company’s revenue, expenses and operating margins, and if the Company decides to further expand its international operations, it will become more exposed to the effects of fluctuations in currency exchange rates. Currently, the Company does not hedge its exposure to changes in foreign exchange rates.

COMPARATIVE SHARE INFORMATION

The following tables set forth:

•	historical per share information of the Company for the year ended December 31, 2019 and for the six months ended June 30, 2020;

•	historical per share information of OneStim for the year ended December 31, 2019 and the six months ended June 30, 2020; and

•	unaudited pro forma per share information of the post-acquisition company for the fiscal year ended December 31, 2019 and the six months ended June 30, 2020, after giving effect to the Acquisition.

The pro forma book value, net income (loss) and cash dividends per share information gives effect to the Acquisition as if it had occurred on January 1, 2019 and assumes the satisfaction of the Canadian Buyer Note in shares of Class A Common Stock.

The unaudited pro forma information is not intended to represent or be indicative of the consolidated results of operations or financial condition of the post-acquisition company that would have been reported had the Acquisition been completed as of the dates presented, and further should not be taken as representative of the future results of the post-acquisition company. The unaudited pro forma information should be read in conjunction with the separate historical financial statements of the Company and accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company that are incorporated by reference in this proxy statement, the separate historical financial statements of OneStim that are included elsewhere in this proxy statement, the information under “OneStim’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the information under “Unaudited Pro Forma Condensed Combined Financial Information.” Uncertainties that could impact our financial condition include risks that effect OneStim’s operations and outlook such as economic recessions, inflation, fluctuations in interest and currency exchange rates, and changes in the fiscal or monetary policies of the United States government. For more information on the risks, please see the section entitled “Risk Factors.”

	Historical
	Company Year Ended December 31, 2019	Company	OneStim Year Ended December 31, 2019(2)	OneStim
		Six Months Ended June 30, 2020		Six Months Ended June 30, 2020(2)
Book value per share (at end of period)(1)	$6.95	$6.38	N/A	N/A
Basic net income (loss) per common share	$0.54	$(0.53)	N/A	N/A
Diluted net income (loss) per common share	$0.53	$(0.53)	N/A	N/A
Cash dividends per share	$0.20	$0.05	N/A	N/A

(1)	Book value per share is calculated as total equity divided by total shares of Common Stock outstanding.
(2)	Historically, as a product line, OneStim has not calculated these amounts.

	Unaudited Pro Forma
	Year Ended December 31, 2019		Six Months Ended June 30, 2020
Book value per share (at end of period)(1)	$	N/A	$6.71
Basic net loss per common share		$(5.55)	$(4.67)
Diluted net loss per common share		$(5.55)	$(4.67)
Cash dividends per share		$0.20	$0.05

(1)

Book value per share equals the total pro forma book value divided by pro forma shares outstanding of 179.2 million. The pro forma shares outstanding is based on approximately 112.9 million shares outstanding as of June 30, 2020 plus approximately 66.3 million shares assumed to be issued at the Closing (subject to certain closing adjustments).

SPECIAL MEETING OF COMPANY STOCKHOLDERS

This proxy statement is being provided to Company stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting of Stockholders to be held on [●], 2020, and at any adjournment or postponement thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [●], 2020 to all stockholders of record of the Company as of [●], 2020, the record date for the Special Meeting. Stockholders of record who owned Common Stock at the close of business on the record date are entitled to receive notice of, attend and vote at the Special Meeting virtually. On the record date, there were [●] shares of Common Stock outstanding.

Date, Time and Place of Special Meeting

The Special Meeting will be held at 9:00 a.m. Mountain Standard Time on [●], 2020 virtually at [●]. Online access will begin at 8:45 a.m., Mountain Standard Time, and the Company encourages its stockholders to access the Special Meeting prior to the start time. To be admitted to the Special Meeting, stockholders must enter the password “liberty2020”.

The Company has chosen to hold the Special Meeting solely via the Internet and not in a physical location given the public health impact of COVID-19 and the desire to promote the health and safety of their respective stockholders, directors, officers, employees and other constituents.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized below and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Common Stock at the close of business on [●], 2020, which is the record date for the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were [●] shares of Common Stock outstanding and entitled to vote.

Proposals at the Special Meeting

At the Special Meeting, Company stockholders will vote on the following proposals:

•

Stock Issuance Proposal—To consider and vote upon a proposal to approve, for purposes of complying with NYSE Listing Rule 312.03, the issuance of up to 66,326,134 shares of Class A Common Stock in connection with the Acquisition and pursuant to the Transaction Agreement; and

•

Adjournment Proposal—To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Stock Issuance Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of Company stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if the holders of a majority of the shares entitled to vote as of the close of business on the record date are present in person or represented by proxy. Abstentions will count as present for the purposes of establishing a quorum.

The approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting, as well as a broker non-vote will have no effect on the Stock Issuance Proposal or the Adjournment Proposal. A Company’s stockholder’s abstention from voting will have the same effect as a vote “AGAINST” the Stock Issuance Proposal and the Adjournment Proposal.

The Acquisition is conditioned on, among other things, the approval of the Stock Issuance Proposal at the Special Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.

It is important for you to note that in the event that the Stock Issuance Proposal does not receive the requisite vote for approval, we will not consummate the Acquisition.

Recommendation to Company Stockholders

Our Board believes that each of the Stock Issuance Proposal and the Adjournment Proposal to be presented at the Special Meeting is in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals.

Abstentions and Broker Non-Votes

Abstentions are considered present for the purposes of establishing a quorum. Abstentions will have the same effect as votes “AGAINST” the Stock Issuance Proposal and the Adjournment Proposal.

In general, if your shares are held in “street” name and you do not instruct your broker, bank or other nominee on a timely basis on how to vote your shares, your broker, bank or other nominee, in its sole discretion, may either leave your shares unvoted or vote your shares on routine matters, but not on any non-routine matters. None of the proposals at the Special Meeting are routine matters. As such, without your voting instructions, your brokerage firm cannot vote your shares on any proposal to be voted on at the Special Meeting.

Voting Your Shares—Stockholders of Record

If you are a Company stockholder of record, you may vote by mail, in person at the Special Meeting, by telephone using the toll-free telephone number on your proxy card or through the Internet using the instructions described on the proxy card. Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of Common Stock that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting virtually so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of Common Stock will be voted as recommended by our Board. Our Board recommends voting “FOR” the Stock Issuance Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 9:00 a.m. Mountain Standard Time on [●], 2020.

Voting Virtually at the Special Meeting. If you attend the Special Meeting virtually, you may also cast your vote virtually by following the instructions at [●]. To be admitted to the Special Meeting at [●], stockholders must enter the password “liberty2020”. As a stockholder of record, you have the right to vote virtually at the Special Meeting. If you decide to attend the Special Meeting virtually and vote at the Special Meeting, your vote will revoke any proxy previously submitted.

Voting By Telephone or Internet. All stockholders of record can vote by telephone from the United States and Canada, using the toll-free telephone number on the proxy card, or through the Internet using the procedures and instructions described on the proxy card.

Voting Your Shares—Street Name Holders

If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and this proxy statement is being sent to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the instructions that the broker, bank or other nominee provides you along with this proxy statement.

Voting by Mail. If you are a street name holder, you will receive instructions on how you may vote from your bank or broker, unless you previously enrolled in electronic delivery.

Voting Virtually at the Special Meeting. As a beneficial owner, if you wish to attend the Special Meeting and vote virtually, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Special Meeting. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Special Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to AST. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on [●], 2020. You will receive a confirmation of your registration by email after we receive your registration materials. Your vote at the Special Meeting will revoke any proxy previously submitted on your behalf by your broker, bank or other nominee.

Voting By Telephone or Internet. Street name holders may vote by Internet or telephone if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

Attending the Special Meeting

All stockholders as of the record date may attend, vote and submit questions virtually at the Special Meeting by logging in at [●]. To be admitted to the Special Meeting at [●], stockholders must enter the password “liberty2020”. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or notice. If you are not a stockholder or do not have a control number, you may still access the Special Meeting as a guest, but you will not be able to participate.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

•	signing another proxy card or voting instruction form with a later date and delivering it to the Corporate Secretary before the Special Meeting;

•	voting again over the Internet or by telephone prior to 11:59 p.m. Eastern Time on [●], 2020 (or, if you are a street name holder, such earlier time as your bank or broker may direct);

•	voting virtually at the Special Meeting; or

•

notifying the Corporate Secretary of the Company in writing to Liberty Oilfield Services Inc., 950 17th Street, Suite 2400, Denver, Colorado 80202, before the Special Meeting that you have revoked your proxy before the Special Meeting.

No Additional Matters

The Special Meeting has been called only to consider the approval of the Stock Issuance Proposal and the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call D.F. King, our proxy solicitor, at (866) 796-1290 (toll free).

Appraisal Rights

Appraisal rights are not available to holders of shares of Common Stock in connection with the Acquisition.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of its Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has also engaged D.F. King to assist in the solicitation of proxies for the Special Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will pay the cost of soliciting proxies, including the preparation, assembly, printing, mailing and distribution of the proxy materials for the Special Meeting. The Company has engaged D.F. King to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay D.F. King a fee of $9,500, plus reasonable out-of-pocket expenses. Upon request, the Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Common Stock for their reasonable, out-of-pocket expenses in forwarding soliciting materials to beneficial owners of the Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

PROPOSAL NO. 1—APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IN CONNECTION WITH THE ACQUISITION

Overview

At the Closing, the Company will acquire the Transferred Business (including, for the avoidance of doubt, the Transferred Assets and the Assumed Liabilities) in exchange for a fixed number of shares of Class A Common Stock and the Canadian Buyer Note, which will be payable, in the sole discretion of Canadian Buyer, in either cash or additional shares of Class A Common Stock. The terms of the Transaction Agreement and the Transaction Documents are complex and only briefly summarized below. For further information, please see the full text of the Transaction Agreement, which is attached as Annex A hereto, and the Transaction Documents, some of which are attached as Annexes C and D hereto. The discussion herein is qualified in its entirety by reference to such documents.

We are asking our stockholders, for purposes of complying with NYSE Listing Rule 312.03, to approve the issuance of up to 66,326,134 shares of Class A Common Stock in connection with the Acquisition and pursuant to the Transaction Agreement. Our stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the Transaction Agreement, which is attached as Annex A to this proxy statement. Please see the subsection entitled “—The Transaction Agreement” below, for additional information and a summary of certain terms of the Transaction Agreement. You are urged to carefully read the Transaction Agreement in its entirety before voting on this proposal.

We may consummate the Acquisition only if the Stock Issuance Proposal is approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present.

The Transaction Agreement

This subsection of the proxy statement describes the material provisions of the Transaction Agreement, but does not purport to describe all of the terms of the Transaction Agreement. The following summary is qualified in its entirety by reference to the complete text of the Transaction Agreement, which is attached as Annex A hereto. You are urged to read the Transaction Agreement in its entirety because it is the primary legal document that governs the Acquisition.

The Transaction Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Transaction Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Transaction Agreement. The representations, warranties and covenants in the Transaction Agreement are also modified in important part by the underlying disclosure letters, which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts.

For purposes of this section only, “Liberty Parties” means Liberty Parent, US Buyer, Canadian Buyer and, after the Closing, the Schlumberger US Targets and Schlumberger Canada Target and “Schlumberger Parties” means each of Schlumberger US, Schlumberger Canada and, prior to the Closing, the Schlumberger US Targets and Schlumberger Canada Target.

General Description of the Transaction Agreement

On August 31, 2020, the Company entered into that certain Transaction Agreement by and among Schlumberger US, Schlumberger Canada, US Buyer, Canadian Buyer and the Company to acquire the

Transferred Business in exchange for a fixed number of shares of Class A Common Stock and the Canadian Buyer Note, which will be payable, in the sole discretion of Canadian Buyer, in either cash or additional shares of Class A Common Stock.

Pre-Closing Restructuring

Immediately prior to the Closing, (a) Schlumberger US will convey (or will cause its applicable subsidiaries to convey) to Schlumberger US Target A, Schlumberger US Target B and Schlumberger US Target C each of their respective portions of all of the US Transferred Assets, and Schlumberger US Target A, Schlumberger US Target B and Schlumberger US Target C will assume their respective portions of all of the US Assumed Liabilities, and (b) Schlumberger Canada will convey to Schlumberger Canada Target all of the Canadian Transferred Assets, and Schlumberger Canada Target will assume the Canadian Assumed Liabilities, in each case, upon the terms and subject to the conditions set forth in the Transaction Agreement and the Restructuring Agreements. The Restructuring Agreements also provide for the treatment of net working capital of the Transferred Business. To the extent the combined working capital of the Transferred Business as of a specified measurement time on the Closing Date is less than a target working capital amount, the Company will be entitled to a cash payment of such difference. The Pre-Closing Restructuring will result in the Target Companies collectively owning and operating the Transferred Business, with (i) the Schlumberger US Targets collectively owning and operating the US Business and the US Transferred Assets and assuming the US Assumed Liabilities and (ii) Schlumberger Canada Target owning and operating the Canadian Business and the Canadian Transferred Assets and assuming the Canadian Assumed Liabilities.

Acquisition

Following the completion of the Pre-Closing Restructuring and at the Closing, (a) US Buyer will consummate the US Equity Sale in exchange for the Schlumberger US Consideration, and (b) Canadian Buyer will consummate the Canadian Equity Sale in exchange for the Canadian Buyer Note, in each case, upon the terms and subject to the conditions set forth in the Transaction Agreement.

Transfer of the Transferred Assets and Assumption of Assumed Liabilities

The Transferred Assets are comprised of (a) the “US Transferred Assets,” which consist of each of the assets (excluding certain intellectual property) of Schlumberger US or its affiliates that are primarily used in the operation or conduct of the US Business, as owned, operated and conducted by Schlumberger US immediately prior to Closing, and (b) the “Canadian Transferred Assets,” which consist of each of the assets (excluding certain intellectual property) of Schlumberger Canada that are primarily used in the operation or conduct of the Canadian Business, as owned, operated and conducted by Schlumberger Canada immediately prior to Closing, which, for the avoidance of doubt, include:

(i)	all inventory, raw materials, work-in-process, finished goods, purchased goods, materials and supplies, including in-transit inventories and spare parts;

(ii)

all deposits (including customer deposits and security deposits for rent, electricity, telephone or otherwise) and prepaid charges and expenses that are included in the working capital calculations finalized pursuant to the Restructuring Agreements;

(iii)

all rights to the owned sites, leased sites and other real property rights, together with all improvements, fixtures and other appurtenances thereto and rights in respect thereof, including facilities in Texas, Louisiana and Canada;

(iv)	all furniture and equipment;

(v)

all business contracts, other than contracts (the “Excluded Business Contracts”) that are (1) specified excluded, (2) shared contracts or (3) material contracts not previously disclosed as of Closing (and that exceed a specified dollar threshold in the aggregate) (the “Transferred Business Contracts”);

(vi)

all documents, but excluding documents and personnel files for employees of Schlumberger US, Schlumberger Canada or their respective affiliates who are not Transferred Employees (as defined below); provided, that Schlumberger US, Schlumberger Canada or any such affiliate will be entitled to retain a copy of all documents that are not used exclusively in the Transferred Business for continued use outside of the Transferred Business;

(vii)	all permits, other than certain excluded permits;

(viii)

all rights under non-disclosure or confidentiality, non-competition or non-solicitation agreements with Transferred Employees and agents or with third parties to the extent relating to OneStim or the Transferred Assets (or any portion thereof);

(ix)

all rights under or pursuant to all warranties, representations and guarantees made by suppliers, manufacturers and contractors to the extent relating to products sold or services provided in connection with OneStim or to the extent affecting any Transferred Assets;

(x)

all claims, counterclaims, causes of action, and rights of recourse against third parties to the extent relating to the Transferred Assets or Assumed Liabilities, whether choate or inchoate, known or unknown, contingent or non-contingent; and

(xi)	all goodwill, other than any goodwill connected with the use of and symbolized by any Schlumberger Marks (as defined in the Transaction Agreement).

The US Transferred Assets and the Canadian Transferred Assets will also include the (1) items of transferred intellectual property, (2) accounts receivable held by the Schlumberger US Targets or Schlumberger Canada Target at the Closing that are included in the working capital calculations finalized pursuant to the Restructuring Agreements and (3) certain specified assets that are used in connection with the US Business or the Canadian Business, as applicable. Additionally, Schlumberger US, and Schlumberger Canada will, pursuant to the Intellectual Property License Agreement, grant certain licenses as specified therein.

The Transaction Agreement provides that the assets to be transferred or assigned to US Buyer or Canadian Buyer, as applicable, in connection with the Acquisition at the Closing will, in no event include the following, which will remain the exclusive property of Schlumberger US, Schlumberger Canada or their respective affiliates, as applicable, on and after the Closing (the “Retained Assets”): (1) intellectual property that is not specifically identified as transferred intellectual property, (2) specifically identified retained intellectual property, (3) Excluded Business Contracts, (4) specifically identified permits and (5) all other assets of Schlumberger US, Schlumberger Canada or their respective affiliates that are not Transferred Assets. The Retained Assets will expressly include any and all (x) accounts receivables held by Schlumberger US or Schlumberger Canada and (y) refunds of taxes to which Schlumberger US or Schlumberger Canada, as applicable, are entitled pursuant to the terms of the Transaction Agreement.

The Assumed Liabilities are comprised of (a) the “US Assumed Liabilities,” which consist of (without duplication) any and all liabilities, (i) to the extent relating to, arising out of or resulting from the Schlumberger US Targets or the US Transferred Assets or (ii) that are otherwise specified in the disclosure letter, and (b) the “Canadian Assumed Liabilities,” which consist of (without duplication) any and all liabilities, (i) to the extent relating to, arising out of or resulting from Schlumberger Canada Target or the Canadian Transferred Assets or (ii) that are otherwise specified in the disclosure letter, and in the cases of both clause (a)(i) and clause (b)(i) above, unless otherwise specified below, only to the extent such liabilities are related to, arise out of or result from events, facts or circumstances that first occur from and after the Closing Date. The US Assumed Liabilities and Canadian Assumed Liabilities include the following:

(a)

liabilities relating to the Schlumberger Parties’ ownership or operation of the US Transferred Assets and the Canadian Transferred Assets, in each case, to the extent relating to, arising out of or resulting from events, facts or circumstances that first occur from and after the Closing Date; provided, that all liabilities (excluding (i) environmental liabilities (addressed below) and (ii) taxes (addressed below)), in each case, to the extent relating to owned sites, leased sites or other real property rights that are US Transferred Assets or Canadian Transferred Assets, will be Assumed Liabilities whether or not such events, facts or circumstances first occurred from and after the Closing Date;

(b)

current liabilities of the US Business or the Canadian Business, as applicable, to the extent included in the calculation of the working capital calculations finalized pursuant to the Restructuring Agreements;

(c)

environmental liabilities to the extent relating to, arising out of or resulting from the US Business or the Canadian Business, as applicable, or the US Transferred Assets or Canadian Transferred Assets, as applicable, and (i) if such environmental liabilities do not relate to owned sites, leased sites or other real property rights, then that are related to events, occurrences, facts or conditions that first occur from and after the Closing Date and (ii) if such environmental liabilities relate to owned sites, leased sites or other real property rights, then regardless of whether or not such events, facts or circumstances first occurred from and after the Closing Date;

(d)

liabilities under Transferred Business Contracts and permits, other than certain excluded permits, but only to the extent such contracts and permits, as applicable, are assigned to either US Buyer or Canadian Buyer, or either US Buyer or Canadian Buyer otherwise receives the rights and benefits of such Transferred Business Contracts and Transferred Permits in accordance with the Transaction Agreement, and specifically excluding any liability relating to, arising out of or resulting from such contract or permit, as applicable, as a result of any (i) breach of such contract or permit, as applicable to the extent such breach first occurs prior to the Closing Date or (ii) action to the extent the events, facts or circumstances giving rise to such action first occur prior to the Closing Date;

(e)	liabilities for taxes relating to OneStim or the Transferred Assets for any tax period (or portion thereof) beginning after the Closing Date;

(f)

liabilities relating to the employment or termination of any Transferred Employee or engagement or termination of any individual independent contractor of OneStim, in each case, to the extent arising or resulting from the actions of a Liberty Party on or after such Transferred Employee’s or individual independent contractor’s Hire Date (as defined below) or as specifically provided for in the Transaction Agreement; and

(g)	the liabilities expressly identified on the disclosure letter.

Notwithstanding the foregoing or elsewhere in the Transaction Agreement, the Assumed Liabilities will not in any event include any and all liabilities (other than Assumed Liabilities) relating to, arising out of or resulting from the Target Companies or the Transferred Assets (the “Retained Liabilities”), which include the following:

(a)

except as otherwise provided in the Transaction Agreement, liabilities relating to, arising out of or resulting from Schlumberger US’ or Schlumberger Canada’s ownership or operation of the US Transferred Assets or the Canadian Transferred Assets (other than liabilities related to owned sites, leased sites or other real property rights), as applicable, in each case to the extent relating to, arising out of or resulting from events, facts or circumstances that first occur prior to the Closing Date;

(b)

except as otherwise provided in the Transaction Agreement, liabilities of Schlumberger US or Schlumberger Canada relating to, arising out of, resulting from or incurred in connection with the negotiation, preparation, investigation and performance of the Transaction Agreement, the other Transaction Documents and the transactions contemplated thereby, including fees and expenses of counsel, accountants, consultants, advisers and others;

(c)

environmental liabilities that are not related to owned sites, leased sites or other real property rights and to the extent relating to, arising out of or resulting from the US Business or the Canadian Business, as applicable, or the US Transferred Assets or Canadian Transferred Assets, as applicable, in each case to the extent relating to events, occurrences, facts or conditions that first occurred prior to the Closing Date;

(d)	accounts payable that are included in the working capital calculations finalized pursuant to the Restructuring Agreements;

(e)

except to the extent specifically provided the Transaction Agreement, liabilities related to the employment or engagement or termination of employment or engagement of (i) any Transferred Employee or individual independent contractor of OneStim prior to the individual’s Hire Date, or (ii) any individual currently or formerly employed or engaged by Schlumberger Limited, a Schlumberger Party, or any of their respective affiliates who is not (or does not become) a Transferred Employee, including all severance payments, damages for wrongful dismissal and all related costs in respect of a termination of employment or services;

(f)

liabilities relating to the benefit plans of the Schlumberger Parties, Schlumberger Limited or any ERISA Affiliate of Schlumberger Limited or a Schlumberger Party (in each case, except as otherwise provided in the Employee Matters Agreement or in the Transaction Agreement);

(g)	liabilities to the extent resulting from a breach of, or default under, any Transferred Business Contract that occurs prior to the Closing Date;

(h)	certain taxes of the Schlumberger Parties and their respective affiliates, including taxes attributable to the Transferred Business and Transferred Assets arising on or prior to the Closing Date; and

(i)	liabilities to the extent relating to, arising out of or resulting from any Retained Assets.

Required Equipment

The Transaction Agreement provides that the Transferred Assets will consist of at least 500 pumps and pump ancillary equipment that are “green tagged,” which is defined as pumps and pump ancillary equipment that are fully assembled, operational and ready to deploy or actually deployed for customer field work at the standards consistent with the Schlumberger Parties’ and their subsidiaries’ past practices from January 1, 2019 until February 29, 2020. Each pump or item of pump ancillary equipment that is operational at a customer site as of the Closing will also be deemed to be “green tagged.” The Transaction Agreement provides for an inspection process to ensure delivery of both the green tagged pumps and ancillary pump equipment with a true-up mechanism to the extent such specifications are not met as well as a cure period for the Schlumberger Parties following Closing if maintenance or repairs are necessary to meet such specifications.

Material Adverse Effect

Under the Transaction Agreement, certain representations and warranties of the Parties are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. Pursuant to the Transaction Agreement, a “Material Adverse Effect” means any fact, event, change, occurrence, condition or effect that (a) is materially adverse to the business, financial condition, assets, properties or results of operations of (i) with respect to the Schlumberger Parties, the Transferred Business, taken as a whole and (ii) with respect to the Company, and its subsidiaries taken as a whole or (b) would prevent, materially delay or materially impair the consummation of, (i) with respect to the Schlumberger Parties, the Pre-Closing Restructuring, the Acquisition or any other transactions contemplated by the Transaction Agreement or by the other Transaction Documents and (ii) with respect to the Company, the Acquisition, the issuance by the Company of (A) the portion of the Share Consideration comprising the Schlumberger US Consideration, to be used as the consideration for the US Equity Sale, and (B) to the extent applicable, the remainder of the Share Consideration, to be used as consideration for the repayment of the Canadian Buyer Note or any other transactions contemplated the Transaction Agreement or by the other Transaction Documents, except, in the case of clause (a), any such event, change, occurrence, condition or effect to the extent relating to, arising out of or resulting from: (i) general changes or developments in any of the industries in which Schlumberger Limited and its subsidiaries or the Company and its subsidiaries, as applicable, operate; (ii) changes in global, national or regional political conditions (including the outbreak or escalation of war (whether or not declared) or acts of terrorism), or other pandemic, epidemic or human health crisis (such as COVID-19) or in general economic, business, regulatory, political or market conditions or in national or global financial markets, or governmental shutdown or slowdown, including any worsening thereof; (iii) any failure by Schlumberger Limited or by the Company, as applicable, to meet any published analyst estimates or expectations of its overall or segment or other subgroup revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by Schlumberger Limited or by the Company, as applicable, to meet its overall or segment or other subgroup internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, for any period ending on or after the date of the Transaction Agreement, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Material Adverse Effect” will not be excluded in determining whether there has been a Material Adverse Effect); (iv) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing currency exchange or interest rates, and any change to monetary policy or fiscal policy; (v) any decline in the market price or trading volume of the common stock of Schlumberger Limited or the Common Stock, as applicable (provided, that the facts or occurrences giving rise to or contributing to such decline that are not otherwise excluded from the definition of “Material Adverse Effect” will not be excluded in determining whether there has been a Material Adverse Effect); (vi) any change or announcement of a potential change in the credit rating of Schlumberger Limited or any of its subsidiaries or of the Company or any of its subsidiaries (provided, that the facts or occurrences giving rise to or contributing to such change or potential change that are not otherwise excluded from the definition of “Material Adverse Effect” will not be excluded in determining whether there has been a Material Adverse Effect); (vii) any action required or permitted by the Transaction Agreement or any other Transaction Document; (viii) any changes in applicable laws or accounting rules (including GAAP) or the enforcement, implementation or interpretation thereof; (ix) the announcement, pendency or completion of the transactions contemplated by the Transaction Agreement, any other Transaction Document or in connection with the Pre-Closing Restructuring, including losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with OneStim or with Schlumberger US, Schlumberger Canada or their respective affiliates; or (x) any natural or man-made disaster or acts of God; provided, further, however that, with respect to clauses (i), (ii) and (x) such change, event, circumstance or development does not disproportionately adversely affect Schlumberger Limited and its subsidiaries or the Company and its subsidiaries, as applicable, compared to other companies operating in the industries in which Schlumberger Limited and its subsidiaries or the Company and its subsidiaries, as applicable, operate.

Closing of the Acquisition

The Closing is expected to take place at the offices of Kirkland & Ellis LLP (“K&E”), 609 Main Street, Houston, Texas 77002 at 10:00 a.m. local time (or at such other place or at such other time as the Parties may designate in writing), on the date that is three business days after the satisfaction or waiver of the last of the conditions described below under the subsection “—Conditions to Closing of the Acquisition” (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time), unless another time, date or place is agreed to in writing by the Parties.

Representations and Warranties

Under the Transaction Agreement, Schlumberger US and Schlumberger Canada, severally and not jointly, made customary representations and warranties regarding the Schlumberger Parties, relating to: organization and good standing; authority; enforceability; non-contravention; consents; capital structure; reports and financial statements; absence of certain changes; taxes; real property; tangible personal property; material contracts; employee benefits; labor; litigation; compliance with laws and permits; environmental matters; brokers; intellectual property; bankruptcy; investment intent; ownership of Company securities; and disclaimer of other representations.

Under the Transaction Agreement, the Company made customary representations and warranties relating to: organization and good standing; authority; enforceability; non-contravention; consents; capital structure; reports and financial statements; absence of certain changes; taxes; real property; material contracts; employee benefits; labor; litigation; compliance with laws and permits; environmental matters; brokers; private placement;

intellectual property; opinion of financial advisor; the Investment Company Act; bankruptcy; and disclaimer of other representations.

Covenants of the Parties

Covenants of Schlumberger Parties

The Schlumberger Parties made certain covenants under the Transaction Agreement, including, among others, the covenants set forth below.

•

Except as (a) permitted in the disclosure letter, (b) required by applicable law, (c) otherwise expressly required or expressly permitted by the Transaction Agreement or the other Transaction Documents or (d) with the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed), Schlumberger US and Schlumberger Canada will, and will cause its subsidiaries to use commercially reasonable efforts to conduct the business of OneStim only in the ordinary course of business; provided that Schlumberger US and Schlumberger Canada may take actions outside of the ordinary course of business in response to changes or developments that would reasonably be expected to cause a reasonably prudent company similar to it to take actions outside of the ordinary course of business.

•

Without limiting the foregoing, except as (a) permitted in the disclosure letter, (b) otherwise expressly required or permitted by the Transaction Agreement or other Transaction Documents, (c) with the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed), or (d) required by applicable law, each of Schlumberger US and Schlumberger Canada will not, and will cause its respective subsidiaries not to:

○

change any method of accounting or accounting practice, in each case, which materially affects or relates to OneStim, as applicable, except for any such changes required by applicable law or under applicable accounting standards;

○	merge, consolidate, combine or amalgamate a Target Company with any person or cause any Target Company to purchase any equity interests in any other person;

○

authorize, recommend, propose, enter into, adopt a plan or announce an intention to adopt a plan of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of a Target Company;

○	amend or propose any change to the Corporate Documents of Schlumberger US, Schlumberger Canada or a Target Company (other than ministerial changes);

○

except for divestitures and sales of parts and inventory and the disposition of worn-out equipment, in each case, in the ordinary course of business, license, convey, lease, let lapse, abandon or otherwise dispose of any assets that would otherwise constitute Transferred Assets with a value or purchase price in the aggregate in excess of $5,000,000; provided that no sale of owned sites or lease or sublease of leased sites will be permitted;

○

take any action or fail to take any action, which would result in the material degradation or diminution of value at the Closing of any pumps or pump ancillary equipment that constitute a Transferred Asset;

○

(a) terminate or modify, in any material respect, a Schlumberger Material Contract that is, or would be if entered into after the date hereof, a Schlumberger Material Contract and a Transferred Business Contract, or (b) enter into any contract that would require capital expenditures of greater than $10,000,000 or result in any “take or pay” Liability and, in each case, would be a Transferred Business Contract;

○	solely with respect to the Target Companies, employ or offer employment to, or engage or offer engagement as an individual independent contractor to, any individual;

○	solely with respect to the Target Companies, adopt, sponsor, maintain or contribute to (or be required to contributed to) any benefit plan;

○

except pursuant to the terms of any Schlumberger benefit plans as in effect on the date hereof, or for changes that are in the ordinary course of business, materially increase, accelerate or provide additional rights to compensation or material benefits with respect to any Potential Liberty Employee (as defined in the Transaction Agreement) or individual independent contractor who provides services primarily in connection with the US Business or Canadian Business;

○

(a) enter into any collective bargaining agreement or other Contract or understanding with any labor union, works council, trade union, or similar organization or representative with respect to any Potential Liberty Employee or any Target Company; (b) transfer the employment of any Potential Liberty Employee out of OneStim; or (c) terminate the employment or engagement of any Potential Liberty Employee or individual independent contractor who provides services primarily in connection with the US Business or Canadian Business, other than for cause;

○

waive, release, assign, settle or compromise or offer or propose to waive, release, assign, settle or compromise, any legal proceeding (excluding any audit, claim or other legal proceeding in respect of taxes) related to OneStim (other than to the extent related to the Retained Assets) other than the settlement of such legal proceedings involving only the payment of money (not covered by insurance) by Schlumberger US, Schlumberger Canada or any Target Company of any amount not exceeding $5,000,000 in the aggregate; provided, that Schlumberger US and Schlumberger Canada will be permitted to settle any transaction litigation in accordance with the terms of the Transaction Agreement;

○	take certain tax-related actions; or

○	agree, authorize or consent to do any of the foregoing.

Covenants of the Liberty Parties

The Liberty Parties made certain covenants under the Transaction Agreement, including, among others, the covenants set forth below.

•

Prior to the Closing, the Company will provide Schlumberger US at least five business days’ notice prior to taking any action, or causing any action to be taken, with respect to the conduct of the respective businesses of the Company and its subsidiaries outside of the ordinary course of business. The Company will provide Schlumberger US the reasonable opportunity to consult with the Company prior to taking, or causing any of its subsidiaries to take, any such action; provided that for the avoidance of doubt, in no event will the Company be required to obtain Schlumberger US’ consent to take any such action.

•

Except as (a) permitted in the disclosure letter, (b) otherwise expressly required or expressly permitted by the Transaction Agreement or other Transaction Documents, (c) with the prior written consent of Schlumberger US (not to be unreasonably withheld, conditioned or delayed), (d) needed to adopt, approve or implement any “poison pill” or similar rights plan or related agreement or (e) may be required by applicable law, each Liberty Party will not, and will cause each of their subsidiaries not to:

○

except (a) as permitted or required pursuant to the terms of the LTIP, or any individual award agreements thereunder or (b) for the redemption of US Buyer Units (and corresponding shares of Class B Common Stock) in accordance with the Corporate Documents of the Company, (i) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding equity interests of any Liberty Party, except for dividends and distributions by a direct or indirect wholly-owned subsidiary to another direct or indirect wholly-owned subsidiary of such Liberty Party or any regular quarterly dividend made by the Company in amounts not in excess of $0.05 per share of Common Stock per quarter; (ii) split, combine or reclassify any equity interests of, or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for any equity interests of any Liberty Party; or (iii) purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any equity interests of any Liberty Party or its subsidiaries;

○

authorize, recommend, propose, enter into, adopt a plan or announce an intention to adopt a plan of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries (including US Buyer and Canadian Buyer) other than such transactions among wholly-owned subsidiaries of such Liberty Party;

○

amend or propose any change to the Corporate Documents of a Liberty Party (other than (a) in connection with the adoption of a “poison pill” in accordance with the Transaction Agreement, (b) ministerial changes or (c) the proposal and adoption of a Certificate of Designations with respect to the creation and authorization of one or more classes or series of preferred stock of the Company);

○

offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any equity interests of a subsidiary of the Company (other than issuances of US Buyer Units) or any securities convertible into, or any rights, warrants or options to acquire, any such equity interests, other than (a) issuances by a direct or indirect wholly-owned subsidiary of US Buyer of its equity interests to US Buyer or any other wholly-owned subsidiary of US Buyer, and (b) issuances in the ordinary course of business under the LTIP or the award agreements thereunder;

○	take certain tax-related actions; or

○	agree, authorize or consent to do any of the foregoing.

Non-Competition

From the Closing through the date that is four years thereafter (or, through the date that is two years after Closing with respect to certain Competitive Activities in Louisiana), without the prior written consent of the Company, and except as otherwise provided in the Transaction Agreement, each of Schlumberger US and Schlumberger Canada will not, directly or indirectly engage in Competitive Activities within onshore United States and Canada. “Competitive Activities” are defined as engaging in any business or enterprise that is competitive with the Transferred Business as it was conducted immediately prior to the date of the Transaction Agreement. Any action by an affiliate of Schlumberger US or Schlumberger Canada that, if performed by Schlumberger US or Schlumberger Canada, would be prohibited by these non-competition restrictions, is deemed a breach of these provisions by Schlumberger US and Schlumberger Canada.

No Solicitation by the Company

From and after the date of the Transaction Agreement, the Company and its officers and directors will, and the Company will cause its subsidiaries and their respective officers and directors to, and the Company will use its reasonable best efforts to cause the other representatives of the Company and its subsidiaries to immediately cease, and cause to be terminated, any discussions or negotiations with any person conducted prior to the date of the Transaction Agreement by or on behalf of the Company or any of its subsidiaries or representatives with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a Competing Proposal (as defined below).

A “Competing Proposal” means any bona fide Contract, proposal, offer, or indication of interest (whether or not in writing) relating to any transaction or series of related transactions (other than transactions with any of the Schlumberger Parties) involving:

(a)

any direct or indirect acquisition (by asset purchase, stock purchase, merger, or otherwise) by any person or “group” (as defined in Section 13(d) of the Exchange Act) of any business or assets of the Company or any of its subsidiaries (including capital stock of or ownership interest in any Subsidiary) where the fair market value of the assets so acquired would represent more than 25% of the fair market value of all the assets of the Company and its subsidiaries, taken as a whole, immediately prior to such transaction, or any license, exchange, transfer, disposition, lease or long-term supply agreement having a similar economic effect;

(b)

any direct or indirect acquisition of beneficial ownership by any person or group of 25% or more of the outstanding shares of Common Stock or any tender or exchange offer that if consummated would result in any person or group beneficially owning 25% or more of the outstanding shares of Common Stock;

(c)

any merger, consolidation, share exchange, share issuance, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company that is structured to permit any person or group to acquire beneficial ownership of 25% or more of the Company’s and its subsidiaries’ assets or equity interests, including 25% or more of the outstanding equity interests of any surviving entity or resulting direct or indirect parent of the Company; or

(d)	any combination of the foregoing.

From and after the date of the Transaction Agreement, the Company and its officers and directors will not, and the Company will cause its subsidiaries and their respective officers and directors not to, and the Company will use its reasonable best efforts to cause the other representatives of the Company and its subsidiaries not to, directly or indirectly:

(a)

initiate, solicit, propose, knowingly encourage, or knowingly facilitate any inquiry or the making of any proposal or offer that constitutes, or would reasonably be expected to result in, a Competing Proposal;

(b)

engage in, continue or otherwise participate in any discussions with any person with respect to or negotiations with any person with respect to, relating to, or in furtherance of a Competing Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to a Competing Proposal;

(c)

furnish any non-public information regarding the Company or its subsidiaries, or access to the properties, assets or employees of the Company or its subsidiaries, to any person in connection with or in response to any Competing Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to a Competing Proposal;

(d)

enter into any letter of intent or agreement in principle, or other agreement providing for a Competing Proposal (other than a confidentiality agreement entered into in compliance with the Transaction Agreement); or

(e)	submit any Competing Proposal to the approval of the stockholders of the Company;

provided, that notwithstanding anything to the contrary in the Transaction Agreement, the Company or any of its representatives may, (i) in response to an unsolicited inquiry or proposal, seek to clarify the terms and conditions of such inquiry or proposal to determine whether such inquiry or proposal constitutes a Superior Proposal and (ii) in response to an inquiry or proposal from a third party, inform a third party or its representative of the restrictions imposed by the provisions of the Transaction Agreement (without conveying, requesting or attempting to gather any other information except as otherwise specifically permitted under the Transaction Agreement).

“Superior Proposal” means a bona fide written Competing Proposal that (a) did not result from any breach of the no solicitation provisions of the Transaction Agreement by the Company or any of its subsidiaries or its or their representatives, and (b) in the good faith determination of the Board, after consultation with its outside financial advisors and outside legal counsel and after taking into account relevant legal, financial, regulatory, estimated timing of consummation and other aspects of such proposal and the person or group making such proposal, (i) would, if consummated in accordance with its terms, result in a transaction more favorable to the Company’s stockholders from a financial perspective than the transactions contemplated by the Transaction Agreement and (ii) is reasonably likely to be completed on the terms proposed; provided, that for purposes of the definition of “Superior Proposal,” the references to “25%” in the definition of “Competing Proposal” will be references to “50%”.

From and after August 31, 2020, the Company will promptly (and in any event within the shorter of one business day and 48 hours thereof) advise the Schlumberger Parties of the receipt by the Company of any

Competing Proposal made on or after the date of the Transaction Agreement or any request for non-public information or data relating to the Company or any of its subsidiaries made by any person in connection with a Competing Proposal or any request for discussions or negotiations with the Company or a representative of the Company relating to a Competing Proposal, and, in respect of each such Competing Proposal, the Company will provide to the Schlumberger Parties (within the shorter of one business day and 48 hours) (a) a copy of any such Competing Proposal made in writing provided to the Company or any of its subsidiaries or (to the knowledge of Liberty) their respective representatives as well as copies of all written materials sent or provided to or from the Company or any of its subsidiaries relating to such Competing Proposal, and (b) a written summary of any material oral communications addressing such matters. The Company will keep the Schlumberger Parties reasonably informed of the status and material terms and conditions of any such Competing Proposal and reasonably informed on a prompt basis (and in any event within the shorter of one business day and 48 hours thereof) of any material modification or proposed modification thereto, and will promptly (and in no event later than the shorter of one business day and 48 hours after transmittal or receipt), provide the Schlumberger Parties with copies of any material correspondence and written materials and, with respect to material oral communications, a written summary of such communications, between: (i) on the one hand, the Company or any of its representatives; and (ii) on the other hand, the person that made or submitted such Competing Proposal or any representative of such person. From the date of the Transaction Agreement until the earlier of the Closing and termination of the Transaction Agreement in accordance with the terms thereof, in connection with any Competing Proposal, the Company will (A) not release or permit the release of any person from, or amend, waive or permit the amendment or waiver of any provision of, any “standstill,” nondisclosure or similar agreement or provision to which the Company or any of its subsidiaries is or becomes a party or under which any of the Company or its subsidiaries has any rights, and (B) use its reasonable best efforts to enforce each such agreement or provision; provided, however, that notwithstanding clauses (A) and (B), the Company will be permitted to release or permit the release of any person from, or amend, waive or permit the amendment or waiver of any provision of any such agreement solely to the extent necessary to permit any person to communicate privately with the Board if the Board determines in good faith, after consultation with its outside legal counsel, that the failure to do so would be inconsistent with the Board’s fiduciary duties under applicable law.

Change of Recommendation

Except as permitted by the Transaction Agreement, the Company and its officers and directors will not, and the Company will cause its subsidiaries and their respective officers and directors not to, and the Company will use its reasonable best efforts to cause the other representatives of the Company and its subsidiaries, not to, directly or indirectly:

(a)

withhold, withdraw, qualify or modify, or publicly propose or announce any intention to withhold, withdraw, qualify or modify, in a manner adverse to the Schlumberger Parties, the Liberty Board Recommendation;

(b)	fail to include the Liberty Board Recommendation in this proxy statement;

(c)	approve, endorse or recommend, or publicly propose or announce any intention to approve, endorse or recommend, any Competing Proposal;

(d)

publicly declare advisable or publicly propose to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement (other than a confidentiality agreement entered into in compliance with the Transaction Agreement) relating to a Competing Proposal (an “Alternative Acquisition Agreement”);

(e)

in the case of a Competing Proposal that is structured as a tender offer or exchange offer pursuant to Rule 14d-2 under the Exchange Act for outstanding shares of Common Stock (other than by a Schlumberger Party or an affiliate of a Schlumberger Party), fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against acceptance of such tender offer or exchange offer by its stockholders on or prior to the earlier of (i) three business days prior to the date of the Special Meeting (or promptly after commencement of such tender offer or exchange offer if commenced on or after the third business day prior to the date of the Special Meeting) or (ii) 10 business days (as such term is used in Rule 14d-9 of the Exchange Act) after commencement of such tender offer or exchange offer;

(f)

if a Competing Proposal is publicly announced or disclosed (other than pursuant to the foregoing clause (e)), fail to publicly reaffirm the Liberty Board Recommendation on or prior to the earlier of (i) five business days after the Company so requests in writing or (ii) three business days prior to the date of the Special Meeting (or promptly after commencement of such tender offer or exchange offer if commenced on or after the third business day prior to the date of the Special Meeting); or

(g)

cause or permit the Company to enter into an Alternative Acquisition Agreement (together with any of the actions set forth in the foregoing clauses (a), (b), (c), (d), (e), and (f), a “Change of Recommendation”).

Exceptions to Company No Solicitation, Change of Recommendation Restrictions

Notwithstanding anything in the Transaction Agreement to the contrary, the Company or the Board, may:

(a)

directly or indirectly through the Company’s representatives, make such disclosures as the Board or any committee thereof determines in good faith are necessary to comply with Rule 14e-2(a), Item 1012(a) of Regulation M-A and Rule 14d-9 promulgated under the Exchange Act or other disclosure required to be made in the Proxy Statement by applicable U.S. federal securities laws; provided, however, that none of the Company, the Board or any committee thereof will, except as expressly permitted by the Transaction Agreement, effect a Change of Recommendation, including in any disclosure document or communication filed or publicly issued or made in conjunction with the compliance with such requirements (for the avoidance of doubt, it being agreed that the issuance by the Company, the Board or any committee thereof of a “stop, look and listen” statement pending disclosure of its position, as contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act will not constitute a Change of Recommendation);

(b)

prior to, but not after, the receipt of the Stockholder Approval, engage in discussions and negotiations furnish non-public information to any person who has made a written, bona fide Competing Proposal that has not been withdrawn and that did not result, directly or indirectly, from a breach of the Transaction Agreement if (i) prior to engaging in any such activities, the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Competing Proposal is, or would reasonably be expected to lead to, a Superior Proposal and that the failure to engage in such activities would be inconsistent with the Board’s fiduciary duties under applicable law and (ii) prior to furnishing any non-public information, the Company receives an executed confidentiality agreement from such person that contains confidentiality and use terms that are, in the aggregate, no less favorable to the Company than those contained in the Confidentiality Agreement, that does not contain any provision requiring the Company or its subsidiaries to pay or reimburse the counterparty’s expenses and that does not contain any provision that would prevent the Company from complying with its obligation to provide any disclosure to the Schlumberger Parties required pursuant to the Transaction Agreement. the Company will, and will cause its subsidiaries and its and their respective representatives to, provide to the Schlumberger Parties any information or access with respect to the Company and its subsidiaries not previously provided to the Schlumberger Parties that it is providing to another person pursuant to the Transaction Agreement before or immediately after such time as it provides such information or access to such other person;

(c)

prior to, but not after, the receipt of the Stockholder Approval, in response to a written, bona fide Competing Proposal that has not been withdrawn and that did not result, directly or indirectly, from a breach of the no solicitation provisions of the Transaction Agreement, the Board may effect a Change of Recommendation, if prior to taking or, as applicable, failing to take, such action: (i) the determines in good faith after consultation with its financial advisors and outside legal counsel that such Competing Proposal is a Superior Proposal and that the failure to effect such a Change of Recommendation would be inconsistent with the Board’s fiduciary duties under applicable law (taking into account any adjustment to the terms and conditions of the transactions proposed by the Schlumberger Parties in response to such Competing Proposal); (ii) the Company will have given the prior written notice required under the Transaction Agreement to the Schlumberger Parties at least three business days prior to taking such action specifying that (1) the Company has received such proposal, specifying the material terms and conditions of such proposal and (2) the Company intends to take such action, and the basis for such Change of Recommendation, attaching the most current version of the proposed agreement under which such Superior Proposal is proposed to be consummated and any other material documents and correspondence in respect of such Superior Proposal; (iii) during the three business days following such notice (the “Notice Period”), the Company and its representatives will negotiate in good faith with Schlumberger US on behalf of the Schlumberger Parties (to the extent Schlumberger US desires to negotiate) regarding any revisions to the terms of the transactions proposed by the Schlumberger Parties in response to such Superior Proposal; and (iv) following the Notice Period, the Board, after consultation with its financial advisors and outside legal counsel (and taking into account any legally binding (if accepted by the Company) adjustment or modification of the terms of the Transaction Agreement proposed in writing by Schlumberger US on behalf of the Schlumberger Parties), determine in good faith that the Competing Proposal remains a Superior Proposal and that failure to effect such a Change of Recommendation would be inconsistent with the Board’s fiduciary duties under applicable law; provided, however, that each time material modifications to the terms of a Competing Proposal that the Board has determined to be a Superior Proposal are made, the Company will be required to deliver a notice to the Schlumberger Parties and to again comply with the requirements of the Transaction Agreement with respect to such revised Competing Proposal (it being understood that the Notice Period in respect of such revised Competing Proposal will be the longer of (A) the remaining time of the initial Notice Period, and (B) two business days); and

(d)

Notwithstanding anything in the Transaction Agreement to the contrary, prior to, but not after, the receipt of the Stockholder Approval, the Board may, in response to an Intervening Event, effect a Change of Recommendation, if prior to taking such action: (i) the Board determines in good faith after consultation with its financial advisors and outside legal counsel that the failure to take such action would be inconsistent with the Board’s fiduciary duties under applicable law; (ii) the Company gives the prior written notice required by the Transaction Agreement to the Schlumberger Parties at least three business days prior to taking such action that the Company has determined that an Intervening Event has occurred or arisen (which notice must reasonably describe such Intervening Event, including a detailed description of the events, facts and circumstances relating to such Intervening Event and any material documents and correspondence in respect of such Intervening Event and the reasons for such Change of Recommendation) and that the Company intends to effect such Change of Recommendation; (iii) during the three business days following such notice (the “IE Notice Period”), the Company and its representatives will negotiate in good faith with Schlumberger US on behalf of the Schlumberger Parties (to the extent Schlumberger US desires to negotiate) regarding any revisions to the terms of the transactions contemplated by the Transaction Agreement proposed by the Schlumberger Parties in response to such Intervening Event; and (iv) following the IE Notice Period, the Board, after consultation with its financial advisors and outside legal counsel (and taking into account any legally binding (if accepted by the Company) adjustment or modification of the terms of the Transaction Agreement proposed in writing by Schlumberger US on behalf of the Schlumberger Parties), will have determined in good faith that such proposed changes do not obviate the need for the Board to effect such Change of Recommendation and that the failure to make such Change of Recommendation would be inconsistent with the Board’s fiduciary duties under applicable law.

Exclusivity

From the date of the Transaction Agreement until the earlier of the Closing Date and the termination of the Transaction Agreement pursuant to the terms thereof, neither Schlumberger US and Schlumberger Canada will, and will cause their respective affiliates not to, directly or indirectly, encourage, initiate, solicit or engage in any proposal or inquiry from, or discuss or negotiate with, any person (other than the Liberty Parties and their respective subsidiaries and representatives) with respect to the sale of OneStim.

Employee Matters

The Transaction Agreement contemplates that the Company and the applicable Schlumberger Parties will enter into the Employee Matters Agreement, pursuant to which the applicable Schlumberger Party will lease employees to the Company or a subsidiary of the Company. The term of the Employee Matters Agreement will begin on the Closing Date and continue until December 31, 2020; provided, however that the Company may elect, upon 30 days’ advance written notice to the Schlumberger Parties, to (a) extend the term one time for up to an additional one month and/or (b) reduce the term to any date that occurs at the end of the month selected by the Company that is prior to the then scheduled last day of the term.

Contemplated terms of the Employee Matters Agreement include that, during the period of the Employee Matters Agreement, the applicable Schlumberger Party will lease the employees performing services to the Company or a subsidiary of the Company, and the applicable Schlumberger Party will continue to pay the wages and salaries, which will not be increased during the term of the Employee Matters Agreement, and other compensation and benefits to such employees. During the Employee Matters Agreement term, the Company or a subsidiary of the Company will provide direction and control with respect to day-to-day activities of such employees and the Company will be responsible for reimbursing the applicable Schlumberger Party for certain costs (including compensation and administrative costs) arising from the employment of such individuals in a timely manner.

The Transaction Agreement provides that the Company or its subsidiary will make offers of employment to materially all of a scheduled list of employees (which list includes certain employees of Schlumberger US, Schlumberger Canada, or one of their respective affiliates employed primarily in connection with the US Business or the Canadian Business) of its choosing, with such individuals who accept such offers and assume employment with the Company or its subsidiary (collectively, “Transferred Employees”) becoming an employee of the Company or a Subsidiary of the Company following either the Closing Date or the end of an employee leasing period.

The offers of employment described above will be in accordance with the terms of the Employee Matters Agreement, and may be subject to satisfaction of the Company’s or its subsidiary’s customary pre-hire screening processes. As of the date following the relevant Transferred Employee’s hire date with the Company or its subsidiary (his or her “Hire Date”), until the earlier of (a) the date that is one year from such Transferred Employee’s Hire Date, and (b) the date that such Transferred Employee is no longer employed by the Company or one of its subsidiaries, the Company or its applicable subsidiary will provide or cause to be provided to such Transferred Employee a rate of pay that includes base cash compensation, other compensation and such other benefits, in each case as are provided to similarly situated employees of the Company and its subsidiaries. In addition, the Company will, or will cause its applicable affiliate to, credit Transferred Employees’ service with Schlumberger US, Schlumberger Canada, or their applicable affiliate for purposes of certain post-Closing benefit plans, and provide Transferred Employees with certain waivers, credits and other accommodations under certain welfare benefit plans, all as set forth in the Transaction Agreement.

To the extent Schlumberger US, Schlumberger Canada, or any of their respective affiliates owe any liability under the Worker Adjustment and Retraining Notification Act or any similar applicable law (collectively, the “WARN Act”) to its employees who were eligible to receive an employment offer from the Company or its subsidiary as contemplated by the Transaction Agreement, but who did not receive such an offer (or whose offer did not prevent them from experiencing an “employment loss,” as defined in the WARN Act) and whose employment is terminated by Schlumberger US, Schlumberger Canada or one of their respective affiliates (such that, as a result of such termination, he or she is no longer employed by Schlumberger US, Schlumberger Canada, or any of their respective affiliates) within 60 days following the Closing Date or the end of the employee leasing period, as applicable with respect to such individual, then the Company will be responsible for promptly reimbursing the Schlumberger Parties for 50% of any applicable WARN liability.

In addition, the Company will be responsible for reimbursing Schlumberger US, Schlumberger Canada, or its applicable affiliate for 50% of certain severance paid to those employees who were eligible to receive an employment offer from the Company or its subsidiary as contemplated by the Transaction Agreement, but who do not receive an offer from the Company or a subsidiary of the Company and whose employment is terminated by Schlumberger US, Schlumberger Canada or its applicable affiliate for a reason other than Cause (as defined below) within 30 days of Closing or the expiration of the employee leasing arrangement (as applicable with respect to such individual).

For purposes of this section only, “Cause” means the employee’s: (a) commission, conviction of, or plea of nolo contendere to, a felony or crime involving fraud or moral turpitude; (b) gross negligence or material misconduct in the performance of his or her job duties; (c) breach of any agreement with Schlumberger Parties or any of their respective affiliates, or breach of any code of conduct or policy applicable to him or her; (d) willful dishonesty, fraud or misrepresentation with respect to, or in the course of performing services for, the Schlumberger Parties or any of their respective affiliates; or (e) any conduct that is injurious to, or could reasonably be expected to be injurious to, the Schlumberger Parties or any of their respective affiliates.

Regulatory Matters

HSR Act

Under the HSR Act and the rules that have been promulgated thereunder by the FTC, certain transactions may not be consummated unless information has been furnished to the Antitrust Division and the FTC and certain waiting period requirements have been satisfied. The Acquisition is subject to these requirements and may not be completed until the expiration of a 30-day waiting period following the filing of the required Notification and Report Forms with the Antitrust Division and the FTC or until early termination is granted. If the FTC or the Antitrust Division makes a Second Request, the waiting period with respect to the Acquisition will be extended for an additional period of 30 days, which will begin on the date on which the Company and Schlumberger US each certify compliance with the Second Request. Complying with a Second Request can take a significant period of time. On September 16, 2020, the Company and Schlumberger US filed the required forms under the HSR Act with the Antitrust Division and the FTC. The FTC and Antitrust Division granted early termination of the 30-day waiting period with respect to the Acquisition effective September 25, 2020.

At any time before or after consummation of the Acquisition, notwithstanding termination of the waiting period under the HSR Act, the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Acquisition. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot assure you that the Antitrust Division, the FTC, any state attorney general, or any other government authority will not attempt to challenge the Acquisition on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.

Competition Act

Part IX of the Competition Act requires that parties to Notifiable Transactions provide a Notification to the Commissioner. Subject to certain limited exceptions, a Notifiable Transaction cannot be completed until the parties to the transaction have each submitted the information prescribed pursuant to subsection 114(1) of the Competition Act to the Commissioner and the applicable waiting period has expired, has been terminated early or the appropriate waiver has been provided by the Commissioner.

The Acquisition constitutes a Notifiable Transaction, and as such, the Company must comply with the merger notification provisions of Part IX of the Competition Act.

The waiting period is 30 days after the day on which the parties to the Notifiable Transaction have submitted their respective notifications. The parties are entitled to complete their Notifiable Transaction at the end of the 30-day period, unless the Commissioner notifies the parties of a Supplementary Information Request. In the event that the Commissioner provides the parties with a Supplementary Information Request, the Notifiable Transaction cannot be completed until 30 days after compliance with such Supplementary Information Request, provided that there is no order issued by the Competition Tribunal in effect prohibiting completion at the relevant time. The Commissioner’s substantive assessment of a Notifiable Transaction may extend beyond the statutory waiting period.

In addition, or as an alternative to filing a Notification, a party to a Notifiable Transaction may apply to the Commissioner for an ARC or, in the event that the Commissioner is not prepared to issue an ARC, a No-Action Letter. If the Commissioner issues an ARC, the parties are exempt from having to file a Notification; if the Commissioner issues a No-Action Letter, upon the request of the parties, the Commissioner can issue a Waiver.

The Commissioner may conduct a Competition Challenge. If the Tribunal agrees with the Commissioner, it can issue an order prohibiting the transaction, provided that the transaction has not been completed by such time, or it can order the divestiture of shares or assets where the transaction already has been completed; the Tribunal cannot issue an order, however, where the Parties have been able to establish the elements of the statutory efficiencies defence. The Commissioner is precluded from bringing a Competition Challenge on substantially the same information that an ARC was issued, provided that the Notifiable Transaction was completed within one year after the ARC was issued. No such prohibition on bringing a Competition Challenge applies to the issuance of a No-Action Letter.

An ARC was issued by the Commissioner with respect to the Acquisition on September 30, 2020.

Certain Mutual Covenants

Each of the Liberty Parties and the Schlumberger Parties agree to use commercially reasonable efforts to (a) take all actions necessary or appropriate to consummate the Pre-Closing Restructuring, the Acquisition and the other transactions contemplated hereby, (b) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the Pre-Closing Restructuring, the Acquisition and the other transactions contemplated by the Transaction Agreement and (c) from and after the Closing, take such actions and execute such documents as are reasonably necessary to make effective and carry out the intent of the Pre-Closing Restructuring, the Acquisition and the other transactions contemplated the Transaction Agreement.

From the date of the Transaction Agreement through the Closing Date and subject to any applicable legal restrictions, prior to making any material communications to the Potential Liberty Employees pertaining to compensation or benefit matters that are affected by the transactions contemplated by the Transaction Agreement and not in the ordinary course of business, the Company, on the one hand, and Schlumberger US and Schlumberger Canada, on the other hand, each will provide the other with a copy of the intended communication and such other Party will have a reasonable period of time (to the extent practicable) to review and comment on the communication.

Subject to certain exceptions, as more particularly set forth in the Transaction Agreement, none of the Parties will, and each will cause its representatives not to, issue any press release or public announcement concerning the Transaction Agreement and the transactions contemplated by the Transaction Agreement without obtaining the prior written approval of the other Party, which approval will not be unreasonably withheld, conditioned or delayed.

In the event of any transaction litigation, the Company, Schlumberger US or Schlumberger Canada, as applicable, will promptly notify the other Parties of such transaction litigation and will keep the other Party reasonably informed with respect to the status thereof. Each Party will give the other Parties a reasonable opportunity to participate in the defense or settlement of any transaction litigation and will consider in good faith the other Parties’ advice with respect to such transaction litigation; provided, that the Party that is subject to such transaction litigation will not offer or agree to settle any transaction litigation without the prior written consent of the other Parties (which consent will not be unreasonably withheld, conditioned or delayed).

Except as otherwise expressly provided in the Transaction Documents, each Party will bear its own costs and expenses in connection with the preparation, negotiation and execution, amendment or modification of the Transaction Agreement and the other Transaction Documents and the consummation of the transactions contemplated by the Transaction Agreement and the other Transaction Documents; provided, however, that any filing fees paid to any governmental authority with respect to the transactions contemplated by the Transaction Agreement pursuant to the HSR Act and the Competition Act will be shared equally between Schlumberger US and Schlumberger Canada, on the one hand, and US Buyer, Canadian Buyer and the Company, on the other hand.

Indemnification

None of the representations and warranties contained in the Transaction Agreement survive Closing, other than fundamental representations, which survive indefinitely. Covenants survive until performed.

The Company will indemnify each of the Schlumberger Indemnified Persons against and hold them harmless from any and all losses imposed on, sustained, incurred or suffered by, or asserted against, any of the Schlumberger Indemnified Persons, whether in respect of third party claims, claims between the Parties, or otherwise, relating to, arising out of or resulting from (a) any breach of any of the Liberty Parties’ fundamental representations, (b) any breach or nonperformance of any covenant or agreement made by any Liberty Party contained in the Transaction Agreement, (c) any of the Assumed Liabilities.

Schlumberger US will indemnify each of the Company Indemnified Persons against and hold them harmless from any and all losses imposed on, sustained, incurred or suffered by, or asserted against, any of the Company Indemnified Persons, whether in respect of third party claims, claims between the Parties, or otherwise, relating to, arising out of or resulting from (a) any breach of any of the Schlumberger Parties’ fundamental representations, (b) any breach or nonperformance of any covenant or agreement made by Schlumberger US or Schlumberger Canada contained in the Transaction Agreement to be performed subsequent to the Closing Date or (c) any of the Retained Liabilities.

The foregoing indemnity obligations are subject to the following limitations: (a) breaches of fundamental representations are subject to a cap of $451,680,000, and (b) subject to certain carve-outs for taxes, the aggregate amount of losses indemnifiable for Retained Liabilities is subject to a $500,000 de minimis and $5,000,000 deductible.

Determination of breach and calculation of losses are subject to materiality scrapes. The Liberty Parties are subject to a duty to mitigate indemnifiable losses.

Except with respect to the treatment of misallocated assets and the availability of injunctive relief, which, in each case are more specifically addressed in the Transaction Agreement, from and after the Closing, the indemnity provided in the Transaction Agreement will be the sole and exclusive remedy of each of the parties with respect to any and all actions for losses sustained or incurred relating to, arising out of or resulting from the Transaction Agreement, including the allocation of Assumed Liabilities and Retained Liabilities, except in the case of any claim based on fraud or a willful and material breach of any covenant, agreement or obligation contained in the Transaction Agreement.

Termination

The Transaction Agreement may be terminated prior to the Closing as follows:

•	by mutual written consent of the Company or Schlumberger US, on behalf of itself and Schlumberger Canada;

•

by either the Company or Schlumberger US, on behalf of itself and Schlumberger Canada, by giving written notice of such termination to the other Party, if the Closing has not occurred on or prior to the close of business on March 31, 2021 (the “Termination Date”); provided, that (a) if all of the conditions to Closing, have been satisfied or are capable of being satisfied at such time (other than the waiting period or clearance applicable to the transactions under the HSR Act being terminated, expired or obtained), the Termination Date will automatically be extended to August 31, 2021, and (b) the right to terminate the Transaction Agreement will not be available to any Party that has breached in any material respect its obligations under the Transaction Agreement in any manner that will have proximately caused or resulted in the failure of a condition to the consummation of the Acquisition or the other transactions contemplated by the Transaction Agreement;

•

by Schlumberger US, on behalf of itself and Schlumberger Canada, if there has been a breach of any representation, warranty, covenant or agreement made by any of the Liberty Parties in the Transaction Agreement, or any such representation and warranty becomes untrue after August 31, 2020, in each case such that the conditions to Closing relating to the accuracy of the Liberty Parties’ representations and warranties or the performance of their obligations under the Transaction Agreement, in either case, would not be satisfied and such breach or condition is not curable or, if curable, is not cured within the earlier of (a) 30 days after written notice thereof is given by Schlumberger US to the Company, and (b) the Termination Date;

•	Schlumberger US, on behalf of itself and Schlumberger Canada, upon a Change of Recommendation;

•

by the Company if there has been a breach of any representation, warranty, covenant or agreement made by any of the Schlumberger Parties under the Transaction Agreement, or any such representation and warranty has become untrue after August 31, 2020, in each case such that the conditions to Closing relating to the accuracy of the Schlumberger Parties’ representations and warranties or the performance of their obligations under the Transaction Agreement, in either case, would not be satisfied and such breach or condition is not curable or, if curable, is not cured within the earlier of (a) 30 days after written notice thereof is given by the Company to Schlumberger US, on behalf of itself and Schlumberger Canada, and (b) the Termination Date;

•

by Schlumberger US, on behalf of itself and Schlumberger Canada, if Riverstone has materially violated or materially breached certain of its covenants or agreements in the Riverstone Voting Agreement, and such breach or condition is not curable or, if curable, is not cured within the earlier of (a) 30 days after written notice thereof is given by Schlumberger US to the Company, and (b) the Termination Date;

•

by Schlumberger US, on behalf of itself and Schlumberger Canada, if the Company or any of the directors or executive officers of the Company or its subsidiaries has breached its no solicitation obligations under the Transaction Agreement in any material respect; provided, that Schlumberger US may not terminate the Transaction Agreement after the Stockholder Approval has been obtained; or

•

by either the Company or by Schlumberger US, on behalf of itself and Schlumberger Canada, if the Stockholder Approval has not been obtained upon a vote held at a duly held Special Meeting, or at any adjournment or postponement thereof.

In the event of termination of the Transaction Agreement, each Transaction Document will become void and there will be no liability or obligation on the part of any party thereto, except for obligations relating to: termination, including the payment of any Schlumberger Termination Fee as further described below, indemnification for certain investigatory processes, confidentiality, publicity and certain miscellaneous provisions of the Transaction Agreement, in each case, as more particularly described in the Transaction

Agreement. However, no such termination will relieve any party to the Transaction Agreement from any liability resulting from any damages for a willful and material breach of the Transaction Agreement or intentional fraud.

Termination Fee

The Transaction Agreement provides that, if the Transaction Agreement is terminated by Schlumberger US upon a Change of Recommendation, then the Company will pay Schlumberger US (or its designee) the Schlumberger Termination Fee by wire transfer of immediately available funds to an account designated by Schlumberger US. The Schlumberger Termination Fee will be paid no later than three business days after Schlumberger US delivers notice of termination of the Transaction Agreement to the Company.

Amendments

The Transaction Agreement may be amended by the Parties at any time before or after approval of the matters presented to the Company’s stockholders in connection with obtaining the Stockholder Approval, but, after any such approval, no amendment will be made that by law requires further approval by such stockholders without such further approval. The Transaction Agreement will not be amended or modified except by written instrument duly executed by each of the Parties.

Conditions to Closing of the Acquisition

Conditions to Each Party’s Obligations

The respective obligations of the parties to the Transaction Agreement to consummate the Acquisition are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived in whole or in part by all of the parties to the extent permitted by applicable law):

•	receipt of the Stockholder Approval;

•

no court or other governmental authority of competent jurisdiction will have enacted, issued, promulgated, enforced or entered any applicable law (whether temporary, preliminary or permanent) or order, injunction, judgment, settlement, award, decree, ruling, writ, assessment or arbitration award (in each case, whether temporary, preliminary or permanent) handed down, adopted or imposed by, including any consent decree, settlement agreement or similar written agreement with, any governmental authority or any arbitration or mediation tribunal that is in effect and restrains, enjoins or otherwise prohibits consummation of the Pre-Closing Restructuring, the Acquisition or any other transactions contemplated by the Transaction Agreement;

•

the waiting periods or clearance applicable to the transactions contemplated by the Transaction Agreement under the HSR Act must have been terminated, expired or obtained, as applicable (which termination was granted on September 25, 2020);

•

the receipt of an advance ruling certificate or, in the alternative, expiration or termination of the waiting period or waiver of the notification obligation and the issuance of a no action letter, under the Competition Act (an advance ruling certificate was issued on September 30, 2020);

•

receipt of the consent of the required lenders and administrative agent to the acquisition by Schlumberger US and/or one or more of its wholly-owned subsidiaries of a number of shares of Class A Common Stock up to the number of shares of Class A Common Stock that comprise the Share Consideration and Canadian Buyer’s entry into, and performance of, the Canadian Buyer Note under the Company’s credit facilities;

•	the Company and Schlumberger US will have agreed to the required repairs for certain Transferred Assets in accordance with the terms of the Transaction Agreement; and

•

the NYSE will have approved the listing of all Class A Common Stock to be transferred to Schlumberger US (a) pursuant to the transactions contemplated by the Transaction Agreement, and (b) to the extent applicable, in satisfaction of the Canadian Buyer Note, subject to official notice of issuance.

Conditions to the Schlumberger Parties’ Obligations

The obligations of the Schlumberger Parties to consummate the Acquisition are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived in whole or in part by the Schlumberger Parties to the extent permitted by applicable law):

•

(a) each of the representations and warranties of the Liberty Parties set forth in the Transaction Agreement (other than the fundamental representations and warranties relating to organization and good standing, authority, enforceability, capital structure, tax classification, brokers and opinion of financial advisors) were true and correct (without regard to “materiality”, “Material Adverse Effect” and similar qualifiers contained in such representations and warranties) as of August 31, 2020 and will be true and correct as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), other than for failures of such representations and warranties of the Liberty Parties to be so true and correct that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (b) the representations and warranties relating to capitalization were true and correct in all respects as of the Measurement Date (except for any inaccuracies as of the Measurement Date of 1% or less of the total issued and outstanding shares of Common Stock or US Buyer Units, as applicable), (c) the representations and warranties relating to brokers were true and correct in all respects as of August 31, 2020 and will be true and correct as of the Closing Date as though made on and as of such date and time, other than immaterial inaccuracies and (d) the Company’s fundamental representations and warranties relating to organization and good standing, authority, enforceability, tax classification and opinion of financial advisors were true and correct in all respects as of August 31, 2020 and will be true and correct as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all respects as of such earlier date);

•	each of the Liberty Parties will have performed in all material respects all obligations required to be performed by it under the Transaction Agreement at or prior to the Closing Date;

•	Schlumberger US and Schlumberger Canada, as applicable, will have received each of the following deliveries:

○

to Schlumberger US, evidence of the issuance of all of the shares of Class A Common Stock comprising the Schlumberger US Consideration to a book-entry account in favor of Schlumberger US maintained by the transfer agent of the Company, free and clear of any liens, other than permitted equity liens;

○

to Schlumberger US and Schlumberger Canada, a certificate duly executed on behalf of the Liberty Parties by an executive officer of the Company certifying on behalf of the Company that the conditions relating to representations and warranties, as described in this section above, and performance of obligations under the Transaction Agreement prior to the Closing Date have been satisfied;

○	to Schlumberger US and Schlumberger Canada, counterparts of each Transaction Document to which a Liberty Party is party, in each case duly executed by the applicable Liberty Party;

○	to Schlumberger US and Schlumberger Canada, evidence reasonably satisfactory to Schlumberger US of the termination of the Existing Stockholders Agreement;

○	to Schlumberger US, evidence that the shares of Class A Common Stock comprising the Schlumberger US Consideration have been authorized for listing on the NYSE, upon official notice of issuance; and

○

to Schlumberger US and Schlumberger Canada, such other agreements, instruments and documents that are required by other terms of the Transaction Agreement to be executed or delivered at or prior to the Closing or as Schlumberger US or Schlumberger Canada may reasonably request to effect the transactions contemplated by the Transaction Agreement and the other Transaction Documents; and

•

since the date of the Transaction Agreement, there will not have occurred any event, change, occurrence, condition, or effect that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

Conditions to the Liberty Parties’ Obligations

The obligations of the Liberty Parties to consummate the Acquisition are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by the Liberty Parties in whole or in part to the extent permitted by applicable law):

•

(a) each of the representations and warranties of the Schlumberger Parties set forth in the Transaction Agreement (other than the fundamental representations and warranties relating to organization and good standing, authority, enforceability, capital structure, tax classification, brokers and ownership of Company securities) being true and correct (without regard to “materiality”, “Material Adverse Effect” and similar qualifiers contained in such representations and warranties) as of August 31, 2020 and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will have been true and correct as of such earlier date), other than for failures of such representations and warranties of the Schlumberger Parties to be so true and correct that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (b) the representations and warranties of the Schlumberger Parties relating to brokers being true and correct in all respects as of August 31, 2020 and as of the Closing Date as though made on and as of such date and time, other than immaterial inaccuracies, and (c) the Schlumberger Parties’ fundamental representations and warranties relating to organization and good standing, authority, enforceability, capital structure, tax classification and ownership of Company securities being true and correct in all respects as of August 31, 2020 and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will have been true and correct in all respects as of such earlier date);

•	each of the Schlumberger Parties will have performed in all material respects all obligations required to be performed by it under the Transaction Agreement at or prior to the Closing Date;

•	the Liberty Parties will have received the following deliveries, as applicable:

○	to US Buyer and Canadian Buyer, a copy of the Equity Assignment Agreement, duly executed by each of Schlumberger US and Schlumberger Canada;

○

to US Buyer and Canadian Buyer, a certificate duly executed on behalf of Schlumberger US and Schlumberger Canada by an executive officer of Schlumberger US certifying on behalf of Schlumberger US and Schlumberger Canada that the conditions relating to representations and warranties, as described in this section above, and performance of obligations under the Transaction Agreement prior to the Closing Date have been satisfied;

○	to US Buyer, a certificate from Schlumberger US to the effect that it is not a “foreign person” within the meaning of Section 1445 of the Code;

○

to US Buyer and Canadian Buyer, written evidence in form and substance satisfactory to US Buyer and Canadian Buyer of the filing with the applicable tax authority of the Form 8832 (Entity Classification Election) pursuant to which Schlumberger Canada Target elected, as of the date of its formation, to be disregarded as separate from Schlumberger Canada for U.S. federal income tax purposes;

○

to US Buyer and Canadian Buyer, counterparts of each Transaction Document to which each Schlumberger Party or its applicable subsidiaries is a party, in each case duly executed by the applicable Schlumberger Party or such subsidiary;

○	a wire transfer of immediately available funds of the true-up closing payment in relation to the final repair statement of the Transferred Assets, if any; and

○

to US Buyer and Canadian Buyer, such other agreements, instruments and documents that are required by other terms of the Transaction Agreement to be executed or delivered at or prior to the Closing or as US Buyer and Canadian Buyer may reasonably request to effect the transactions contemplated by Transaction Agreement and the other transaction documents.

•

since the date of the Transaction Agreement, there will not have occurred any event, change, occurrence, condition, or effect that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Schlumberger Parties, taken as a whole; and

•	the Pre-Closing Restructuring will have been completed in accordance with the Transaction Agreement.

Transaction Documents

This section describes the material provisions of the Transaction Documents, but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Transaction Documents in the Annexes hereto. Forms of the A&R Stockholders Agreement and A&R Registration Rights Agreement are attached hereto as Annexes C and D, respectively. Stockholders and other interested parties are urged to read such Transaction Documents in their entirety prior to voting on the proposals presented at the Special Meeting.

Voting Agreements

On August 31, 2020, concurrently with the execution of the Transaction Agreement, the Company, Schlumberger US, Schlumberger Canada and Riverstone entered into the Riverstone Voting Agreement, which collectively covers approximately 30.15% of the issued and outstanding shares of Common Stock as of August 31, 2020, in connection with the Transaction Agreement. Also on August 31, 2020, the Company, Schlumberger US, Schlumberger Canada and the Voting Agreement Stockholders entered into the Management Voting Agreements, which collectively cover approximately 5.56% of the issued and outstanding shares of Common Stock as of August 31, 2020.

Among other things, each Voting Agreement requires that each Voting Agreement Stockholder that is party to such Voting Agreement vote or cause to be voted all Common Stock beneficially owned by such Voting Agreement Stockholder in favor of the issuance of up to the number of shares of Class A Common Stock that comprise the Share Consideration and against alternative transactions.

Subject to certain exceptions, the Riverstone Voting Agreement also contains prohibitions applicable to Riverstone that are consistent with the non-solicitation provisions of the Transaction Agreement. Pursuant to each Voting Agreement, each Voting Agreement Stockholder is restricted from selling or transferring Common Stock owned by such Voting Agreement Stockholder, subject to certain exceptions.

The Riverstone Voting Agreement will terminate upon the earliest to occur of (a) the Stockholder Approval being obtained, (b) the termination of the Transaction Agreement and (c) March 31, 2021. Each Management Voting Agreement will terminate upon the earliest to occur of (i) the consummation of transactions contemplated by the Transaction Agreement, (ii) the termination of the Transaction Agreement and (iii) March 31, 2021.

A&R Stockholders Agreement

At the Closing, the Company, Riverstone and the Schlumberger Parties will enter into the A&R Stockholders Agreement. Pursuant to the A&R Stockholders Agreement, the Company, Riverstone and the Schlumberger Parties are obligated to use reasonable best efforts to cause the following nominees to be elected to serve as directors on the Board:

(a)

if Riverstone and its affiliates collectively beneficially own at least the number of shares of Common Stock as such persons owned immediately prior to the Closing, up to two nominees designated by Riverstone who are reasonably acceptable to the Company’s Governance Committee and each of whom qualifies as an independent director;

(b)

if Riverstone and its affiliates collectively beneficially own at least 10% of the outstanding shares of Common Stock, up to one nominee designated by Riverstone who is reasonably acceptable to the Company’s Governance Committee and who qualifies as an independent director;

(c)

if the Schlumberger Parties and their affiliates collectively beneficially own at least 20% of the outstanding shares of Common Stock, up to two nominees designated by Schlumberger Limited who are reasonably acceptable to the Company’s Governance Committee and each of whom qualifies as an independent director; and

(d)

if the Schlumberger Parties and their affiliates collectively beneficially own at least 10% of the outstanding shares of Common Stock, up to one nominee designated by Schlumberger Limited who is reasonably acceptable to the Company’s Governance Committee and who qualifies as an independent director.

Pursuant to the A&R Stockholders Agreement, the Schlumberger Parties are subject to the Lock-Up and Transfer Restrictions. The Schlumberger Parties will not, (a) for a period of nine months from the Closing, transfer or dispose of (or take other analogous actions in accordance with the terms of the A&R Stockholders Agreement) any economic, voting or other rights in or to their issued shares, other than certain permitted transfers, and (b) for a period of four years from the Closing, make any transfer of Common Stock to any direct competitor of the Company or to any person that is subject to, or by virtue of such transfer would become subject to, the reporting obligations under Schedule 13D under the Exchange Act, with respect to Common Stock.

Pursuant to the A&R Stockholders Agreement, the Schlumberger Parties and their affiliates will be subject to the Standstill in accordance with which such parties will agree not to, among other things, acquire beneficial ownership of any equity securities of the Company or publicly seek or encourage any offer or proposal for a merger or similar transaction involving the Company during the period commencing on the date of the A&R Stockholders Agreement and continuing until the fourth anniversary of the Closing.

The A&R Stockholders Agreement will terminate with respect to the Schlumberger Parties at the earliest of (a) such time as the Schlumberger Parties no longer beneficially own at least 10% of the outstanding shares of Common Stock and are no longer subject to the Standstill and the Lock-Up and Transfer Restrictions under the A&R Stockholders Agreement, (b) such time as the Schlumberger Parties do not beneficially own any shares of Common Stock and (c) the written agreement of the Schlumberger Parties and the Company terminating the A&R Stockholders Agreement. The A&R Stockholders Agreement will terminate with respect to Riverstone at the earliest of (i) such time as Riverstone and its affiliates no longer beneficially own at least 10% of the outstanding shares of Common Stock and (ii) the delivery of written notice to the Company by Riverstone of the termination of the A&R Stockholders Agreement with respect to Riverstone.

Following the Closing, it is anticipated that the Riverstone nominees will be Ken Babcock and Brett Staffieri and the Schlumberger Parties’ nominees will be two individuals to be designated by Schlumberger Limited.

A&R Registration Rights Agreement

At the Closing, the Company will enter into the A&R Registration Rights Agreement with the Schlumberger Parties and each of the Holders pursuant to which, among other things, and subject to certain limitations set forth therein, certain Holders, including the Sponsoring Holders, will have customary demand registration rights and the Company will be obligated to prepare and file a registration statement registering the offer and sale of all of the Schlumberger Parties’ shares of Class A Common Stock.

In addition, pursuant to the A&R Registration Rights Agreement, the Sponsoring Holders have the right to require the Company, subject to certain limitations set forth therein, to effect a distribution of any or all of their shares of Class A Common Stock by means of an underwritten offering. The Company is not obligated to effect any underwritten offering unless the dollar amount of the registrable securities of the Sponsoring Holder(s)

demanding such underwritten offering to be included therein is reasonably likely to result in gross sale proceeds of at least $25 million.

The A&R Stockholders Agreement also provides Holders with certain customary piggyback registration rights.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration or offering and the Company’s right to delay or withdraw a registration statement under certain circumstances.

Intellectual Property License Agreement

At the Closing, the Company and the Schlumberger Parties will enter into the Intellectual Property License Agreement, whereby the Schlumberger Parties grant to US Buyer and the Company exclusive and non-exclusive licenses to certain intellectual property, and US Buyer grants to the Schlumberger Parties a non-exclusive license to certain patents acquired by US Buyer under the Transaction Agreement.

Employee Matters Agreement

At the Closing, the Company and the applicable Schlumberger Parties will enter into the Employee Matters Agreement, pursuant to which the applicable Schlumberger Party will lease employees to the Company or a subsidiary of the Company. The term of the Employee Matters Agreement will begin on the Closing Date and continue until December 31, 2020. However, the Company may elect, upon 30 days’ advance written notice to the Schlumberger Parties, to (a) extend the term one time for up to an additional one month and/or (b) reduce the term to any date that occurs at the end of the month selected by the Company that is prior to the then scheduled last day of the term. For more information on the Employee Matters Agreement, please see the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement—Employee Matters.”

Certain Commercial Agreements

It is further contemplated that at the Closing, the Company and the Schlumberger Parties will enter into a number of commercial agreements, the material terms of which have been previously agreed upon and memorialized by the parties at the execution of the Transaction Agreement and included as a schedule thereto. These commercial agreements consist of the following: (a) an alliance agreement whereby the parties will agree to collaborate to advance each of their product portfolios and technology offerings, (b) a transition services agreement whereby Schlumberger US or its designee will provide certain back-office and administrative services for an agreed upon term post-Closing to the Company and (c) a strategic supply agreement, completions supply agreement, fluid end manufacturing agreement and wireline support agreement, in each case, intended to provide the Company with an opportunity to purchase from the various business lines of Schlumberger US, products and services relating to completions products and services, fluid ends and fluid end manufacturing and wireline products and services, in each case, with competitive pricing terms for a term not to exceed the term of the non-compete covenant under the Transaction Agreement.

The Acquisition

Background of the Acquisition

Our management team and the Board regularly evaluate the Company’s performance, prospects and strategy with a focus on generating long-term value. While the Company continuously focuses on organic growth as well as efficiency initiatives, our management team and the Board also review and assess strategic alternatives available to the Company, including potential mergers and acquisitions, with a focus on whether such strategic transactions would both generate long-term value for stockholders and be consistent with the Company’s culture and vision.

In September 2019, representatives from Goldman Sachs & Co. LLC (“Goldman”), as financial advisor to Schlumberger Limited, approached Christopher A. Wright, the Company’s Chief Executive Officer, Michael Stock, the Company’s Chief Financial Officer and Ron Gusek, the Company’s President, to discuss Schlumberger Limited’s proposal of a contribution of OneStim to the Company in exchange for equity (the “Proposed Transaction”). Upon concluding its discussion with Goldman, our management team continued to discuss the opportunity internally. Our management team preliminarily determined that the Proposed Transaction had the potential to provide a unique and accretive growth opportunity that would be consistent with the Company’s strategic focus on technology, while providing increased scale, new customers and greater geographic diversity. Following these internal discussions, our management team contacted Goldman to express its potential interest in additional discussions with Schlumberger Limited. Goldman then reached out to members of the management team of Schlumberger Limited to set up a meeting to further discuss the Proposed Transaction.

On October 15, 2019, Messrs. Wright, Stock and Gusek met in person with Olivier Le Peuch, Schlumberger Limited’s Chief Executive Officer, Simon Ayat, Schlumberger Limited’s then-Chief Financial Officer, and Stephane Biguet, Schlumberger Limited’s then-Vice President of Finance and now Executive Vice President and Chief Financial Officer, in New York, New York to discuss the Proposed Transaction. During this meeting, the parties discussed general parameters that could potentially apply to the Proposed Transaction, but did not agree to any specific terms.

On October 18, 2019, affiliates of the Company and Schlumberger Limited executed a mutual confidentiality agreement.

On October 21, 2019 and October 22, 2019, the Proposed Transaction was initially presented by our management to, and discussed with, members of our Board in connection with a regularly scheduled Board meeting. During this meeting, the Board provided our management with guidance on next steps in the evaluation process, which guidance included obtaining additional information relating to the Proposed Transaction, and the Board requested that management provide the Board with periodic updates on the status of discussions concerning the Proposed Transaction.

On October 30, 2019, Saul Laureles, Director of Corporate Legal Affairs of Schlumberger Limited, contacted K&E to discuss the engagement of K&E as M&A advisor to Schlumberger Limited. Upon confirming that there were no existing conflicts, K&E was formally engaged as M&A advisor to Schlumberger Limited.

On November 1, 2019, management teams of each of the Company and Schlumberger Limited, as well as Goldman, met in person in Denver, Colorado. At this meeting, Schlumberger Limited and Goldman provided the Company with a substantive presentation regarding OneStim and answered questions from our management team. Attendees from the Company included Messrs. Wright, Gusek, and Stock, as well as R. Sean Elliott, the Company’s Vice President & General Counsel, Jim Brady, the Company’s Vice President of Operations, Leen Weijers, the Company’s Vice President of Engineering, Tom Riebel, the Company’s Vice President of Business Development, and Ryan Gosney, the Company’s Chief Accounting Officer. Attendees for Schlumberger Limited included Mr. Biguet, as well as Erkan Karakaya, Schlumberger Limited’s Portfolio Manager, Mergers & Acquisitions, Alejandro Pena, Schlumberger Limited’s Business Development Manager, North America Land, and Mr. Ahmed Adel Fouad Metwally, WC Americas Land Controller of Schlumberger Limited.

On November 4, 2019, the Company held a telephonic update call with members of the Board to brief the Board on the status of the Proposed Transaction, including a summary of the Company’s November 1, 2019 meeting with Schlumberger Limited and Goldman. At this meeting, the Board discussed the potential need to engage a financial advisor to assist with the Company’s evaluation of the Proposed Transaction.

Throughout the following week, Messrs. Wright and Stock of the Company, together with representatives of Riverstone, its largest shareholder, and William Kimble, the Company’s lead independent director, further discussed the engagement of a potential financial advisor. The parties subsequently agreed to contact TPH as the potential financial advisor to the Company. On November 11, 2019, Mr. Wright of the Company reached out to TPH to discuss the potential engagement of TPH in connection with the Company’s evaluation of the Proposed Transaction. On the same day, the Board held a telephonic update call, during which Mr. Wright discussed the proposed selection of TPH as the Company’s financial advisor.

On November 13, 2019, representatives of the Company, including Messrs. Stock, Elliott, Weijers and Gosney, held a telephonic meeting with representatives of Schlumberger Limited, including David Lacy, M&A Special Project Manager, Messrs. Karakaya, Pena and Metwally, and representatives of Goldman, to discuss the Company’s preliminary diligence requests, including the need for information relating to specific assets and financial statements. Throughout the remainder of the week, Mr. Stock participated in a number of subsequent telephonic meetings with representatives of Schlumberger Limited to discuss these diligence requests.

On November 14, 2019, Mr. Elliott contacted Vinson & Elkins L.L.P. (“V&E”) to discuss the potential engagement of V&E as legal advisor to the Company in connection with the Proposed Transaction. Upon confirming that there were no existing conflicts, V&E was formally engaged as legal advisor to the Company.

On November 18, 2019, the Board held a telephonic update call, during which Mr. Wright briefed members of the Board on the status of the Company’s ongoing discussions with TPH regarding the terms of its engagement. Mr. Wright further noted that the Company’s evaluation of the Proposed Transaction remained subject to ongoing review and diligence by the Company.

The following day, representatives of the Company, including Messrs. Wright, Elliott, Stock and Gusek, and representatives of TPH met in Denver, Colorado to discuss the status of the Proposed Transaction. During these meetings, representatives of the Company and TPH focused their discussions on the type of financial forecasts to be prepared by management to aid in the Board’s evaluation of the Proposed Transaction.

On November 25, 2019, the Board held a telephonic update call, during which the management team briefed the Board on the status of the Proposed Transaction, including the Company’s efforts, assisted by TPH, to prepare various financial analyses to evaluate the Proposed Transaction and for management to prepare appropriate financial forecasts, each of which remained subject to the review of diligence materials and Schlumberger Limited’s satisfaction of outstanding diligence requests. During this meeting, Mr. Elliott also provided the Board with a summary of the material terms of the negotiated engagement letter with TPH.

On December 2, 2019, the Board held a telephonic update call, during which Mr. Stock provided a report on the status of the Proposed Transaction, including the financial forecasts. Mr. Stock stated the forecasts would include multiple scenarios and further noted that these financial forecasts remained subject to ongoing diligence efforts.

On December 3, 2019, TPH and the Company formally memorialized their relationship by executing an engagement letter, and on December 4, 2019, representatives of TPH and Goldman met to discuss certain aspects of the Proposed Transaction, including the anticipated transaction structure. During this meeting, Goldman provided initial feedback relating to Schlumberger Limited’s expectations on structuring, transaction consideration and post-closing governance rights. Following this meeting, representatives of TPH and the Company, including Messrs. Wright, Elliott, Stock and Gusek, held a telephonic meeting, during which representatives of TPH provided the Company with a summary of its discussions with Goldman, and representatives of TPH and the Company discussed certain preliminary terms of the Proposed Transaction. Following this meeting, Mr. Wright of the Company scheduled an in-person meeting on December 11, 2019 in Houston, Texas with Mr. Le Peuch of Schlumberger Limited to further discuss the preliminary terms of the Proposed Transaction.

On December 9, 2019, the Board held a telephonic update call with members of the Company’s management team. During this meeting, Mr. Elliott provided the Board with a summary of the December 4th meeting between TPH and Goldman and the subsequent discussions between TPH and the Company. The Board engaged in a discussion with respect to the subject matter of these meetings, which concluded with Mr. Elliott notifying the Board of Mr. Wright’s upcoming meeting with Mr. Le Peuch.

On December 11, 2019, Mr. Wright of the Company and Mr. Le Peuch of Schlumberger Limited met in Houston, Texas and engaged in commercial discussions focused on specific aspects of the Proposed Transaction, including the treatment of certain liabilities and legacy contracts. Messrs. Wright and Le Peuch also discussed financial considerations and Schlumberger Limited’s contemplated pro forma ownership of the Company.

On December 16, 2019, certain members of our management team attended working sessions in Denver, Colorado to review and discuss preliminary drafts of the financial forecasts prepared by management and related drafts of preliminary financial analyses prepared by TPH, including the various assumptions used in such analyses.

Later on December 16, 2019, the Board held a telephonic update call. Mr. Wright provided the Board with a summary of his recent meeting with Mr. Le Peuch in Houston. Additionally, members of our management team, including Messrs. Wright, Elliott, Gusek and Gosney, provided an overview of the financial forecasts and general observations derived therefrom to the Board, noting that detailed versions of the financial forecasts would be prepared for the Board to review in advance of a phone call scheduled for December 19th, and that representatives of TPH were preparing a preliminary financial analysis of the Proposed Transaction. The Board was also informed that a meeting between representatives of TPH and Goldman was scheduled for December 20, 2019 to discuss preliminary financial terms relating to the Proposed Transaction, including proposed ranges of pro forma ownership in the Company.

On December 19, 2019, the Board held another telephonic update call, with Messrs. Wright, Stock and Elliott from the Company’s management team and representatives from TPH participating. During this meeting, Messrs. Wright and Stock provided a more detailed summary of the financial forecasts, copies of which were previously provided to the Board, which included multiple case scenarios, and estimated the potential benefits of the Proposed Transaction. The Board subsequently engaged in discussion and asked a number of follow-up questions, including questions relating to the assumptions used in preparing the financial forecasts and questions relating to the preparation of TPH’s preliminary financial analysis of the Proposed Transaction, with TPH and members of our management team providing responses, as appropriate. Mr. Wright then provided the Board with an overview of the key terms of the Proposed Transaction as recommended by the Company’s management team, which, upon discussion with the Board, would be presented by TPH to Goldman at its December 20th meeting. The key terms of the Proposed Transaction at this time included, among others, the following with respect to Schlumberger Limited: (a) 45% pro forma ownership of the Company, (b) Board representation post-closing, (c) customary representations and warranties with an indemnity consistent with a transaction of this nature, (d) exclusion of certain specified liabilities relating to railcar leases, sand mine debt and office space lease commitments, (e) Schlumberger Limited retaining all employees not hired by the Company at closing and (f) transfer of the business on a debt-free basis with normal levels of working capital (as revised per the last sentence of this paragraph, the “Company’s December Proposal”). Following this overview, TPH reviewed with the Board a preliminary financial analysis of the Company, OneStim and the Proposed Transaction. Based on its review of the information discussed with Company’s management and TPH, the Board determined to move forward with the Company’s December Proposal presented by Mr. Wright, provided that the pro forma ownership of the Company be limited to between 40% and 45%.

On December 20, 2019, representatives of each of TPH and Goldman met telephonically to discuss certain financial aspects of the Proposed Transaction, including proposed ranges of pro forma ownership in the Company, and the transaction terms previously discussed with the Board and the Company’s December Proposal.

On January 6, 2020, Messrs. Stock and Wright of the Company met in Houston with Messrs. Biguet and Ayat, as well as Vijay Kasibhatla, Schlumberger Limited’s Director of M&A, to discuss the Company’s

December Proposal. Following this discussion, Schlumberger Limited’s management team submitted a counterproposal consisting of (a) 58% pro forma ownership of the Company, (b) representation on the Board on a pro rata basis with Riverstone, (c) public company-style representations and warranties with no post-closing indemnity and (d) the Company’s employment of all Schlumberger Limited employees implicated by the Proposed Transaction. When Mr. Wright indicated he did not think this proposal would be acceptable to the Board, Schlumberger Limited countered with revised deal terms, including 50% pro forma ownership of the Company and a $250,000,000 note (“Schlumberger Limited’s January Proposal”). Mr. Wright stated that this proposal would need to be further discussed with the Board. The Board held a telephonic update call the following day to discuss Schlumberger Limited’s January Proposal. At the conclusion of this meeting, the Board and our management team agreed that it would be prudent for TPH to prepare updated preliminary financial analyses to better understand the valuation of OneStim and the Company’s business on an independent and pro forma combined basis under a variety of transaction scenarios in advance of its next meeting on January 13th.

A special telephonic Board meeting was held on January 13, 2020. At the meeting, representatives of TPH reviewed with the Board an updated preliminary financial analysis of the Company and OneStim on an independent basis and on a pro forma combined basis, under multiple scenarios, and further explained the various assumptions used in those analyses. As part of this presentation, Company management noted that management was generally conservative in its EBITDA forecasts for OneStim and further noted that the inclusion or exclusion of the Permian sand mine business in the financial forecasts did not appear to have a material financial impact on the Proposed Transaction. Mr. Gusek then suggested that the financial impact of certain of the take-or-pay contracts could potentially be mitigated in light of the Company’s existing relationships with suppliers and that the Permian sand mines would provide a hedging opportunity in the event of a sand market price increase. Company management then reviewed with the Board a summary of the key business reasons for the Proposed Transaction, citing Schlumberger Limited’s strength in business and technology, and the Company’s strength in its management team, which it believed, when combined with Schlumberger’s business and technology, could lead to significant free cash flow, scale and synergy opportunities. The Board asked TPH and management a number of questions, including questions related to TPH’s updated preliminary financial analysis, customer overlap and potential investor reactions. The Board also asked questions relating to potential customer reactions to the Proposed Transaction and whether other suitable transaction partners existed. Following the TPH presentation and the additional input provided by Company management, Mr. Wright proposed, and the Board authorized the Company to respond to Schlumberger Limited’s January Proposal by offering Schlumberger Limited, the following revised terms: (a) 49% pro forma ownership of the Company and a $75,000,000 note with a five-year maturity and (b) the Company’s acquisition of the Permian sand mines and assumption of liabilities under sand take-or-pay contracts (the “Company’s January Proposal”). The Company’s January Proposal was based on the same representation, warranty and indemnity structure as set forth in the Company’s December Proposal.

For the following two days, Mr. Wright of the Company and Mr. Ayat of Schlumberger Limited discussed the Company’s January Proposal and on January 14, 2020, ultimately agreed to a new proposal that included revised terms with Schlumberger Limited receiving 49.5% pro forma ownership of the Company and a $125,000,000 note with a five-year maturity (the “January Transaction Terms”).

On January 16, 2020, at a regularly scheduled quarterly meeting of the Schlumberger Limited board, management presented on the state of the pressure pumping market in North America and discussed various strategic options for OneStim in light of Schlumberger Limited’s strategy, including the potential combination of OneStim with the Company’s “pure play” pressure pumping business. Schlumberger Limited management informed its board of the diligence it was conducting in its exploration of strategic opportunities for OneStim, including its various meetings with Goldman. Schlumberger Limited management informed its board that it had considered several potential partners for a transaction, and that it had identified the Company as a leading potential partner, and offered its analysis for this determination. Management presented to the Schlumberger Limited board the material terms of the Proposed Transaction, as well as various scenarios for the valuation of OneStim and the Company’s business on an independent and pro forma combined basis under a variety of transaction scenarios. Schlumberger Limited management also presented in detail the various expected benefits to Schlumberger Limited and its stockholders, as well as various other considerations in light of the Proposed Transaction. Following discussion, the Schlumberger Limited board expressed its support for continuing negotiations on the basis of the January Transaction Terms.

On January 21 and 22, 2020, our management team discussed the status of the Proposed Transaction with the Board at regularly scheduled meetings, and Mr. Elliott initiated preliminary discussions relating to the Proposed Transaction and Schlumberger Limited’s request of a voting agreement from Riverstone with N. John Lancaster, Jr., a member of the Board and, at the time, a Partner at a Riverstone affiliate. Mr. Lancaster indicated that Riverstone would be supportive of signing a voting agreement, subject to certain terms to be agreed upon, including Schlumberger Limited agreeing to a customary standstill and an agreement concerning registration rights priority.

Following these meetings, V&E prepared a term sheet including the January Transaction Terms and addressing a number of other matters not otherwise covered by the January Transaction Terms, including more detailed transaction structure, conditions to closing, deal protection and termination rights, various stockholder-related matters and anticipated ancillary agreements. Over the course of the following month, the Company, Schlumberger Limited and each of their legal advisors negotiated and refined the draft term sheet.

On January 28, 2020, representatives of Schlumberger Limited, the Company and each of their legal counsel, as well as representatives of TPH and Goldman, attended a meeting at V&E’s offices in Houston, Texas. During this meeting, the parties continued discussions relating to regulatory matters, the contemplated timeline of the Proposed Transaction, the due diligence process, transaction structure and certain other matters relating to transaction documentation. That afternoon, representatives of K&E, delivered to the Company an initial draft exclusivity agreement, which agreement was negotiated amongst the parties and each of their legal counsel and subsequently executed on February 18, 2020.

On February 21, 2020, Schlumberger Limited made a virtual data room containing various preliminary due diligence materials relating to OneStim available to the Company and certain of its representatives.

On March 5, 2020, representatives of Schlumberger Limited, the Company and each of their respective legal counsel held diligence meetings at V&E’s offices to engage in preliminary discussions relating to environmental, real estate, human resources and intellectual property matters with respect to each of the companies. During these meetings, our management also met separately with representatives of TPH and V&E to discuss structuring matters relating to the Proposed Transaction.

Also on March 5, 2020, the Company and Schlumberger Limited executed a clean team agreement designed to appropriately provide commercially sensitive information and subsequently made certain commercial contracts available to the other party in accordance with clean team protocols.

During early March 2020, the impacts of the COVID-19 pandemic began to more directly impact economic matters in the United States. The pandemic put significant downward pressure on the global economy and oil demand. The pandemic, combined with the initial failure of OPEC+ to come to agreement regarding production quotas, led to a historic collapse in global oil prices and greatly reduced demand and outlook for frac services. As a result of these developments, on March 12, 2020 our management team instructed V&E and TPH to suspend all work on the Proposed Transaction so that management could focus its resources on responding to the business environment that was created by the COVID-19 pandemic.

On March 13, 2020, K&E delivered the initial draft of the Transaction Agreement to V&E.

On March 26, 2020, the Board held a telephonic meeting during which members of our management team briefed the Board on various actions that the Company was taking to respond to the pandemic. During this meeting, Mr. Wright informed the Board that the Company had suspended work on the Proposed Transaction.

On April 10, 2020, Messrs. Wright, Stock and Gusek held a video conference with Messrs. Ayat and Biguet to discuss the status of the Proposed Transaction. The parties acknowledged that work on the matter should remain suspended so that both companies could focus on business conditions that resulted from the pandemic.

On April 21, 2020, the Board held a regular meeting via video conference. During this meeting, the Board encouraged our management team to keep in touch with Schlumberger Limited concerning the Proposed Transaction and further inquired as to whether the Proposed Transaction could be completed on modified terms given the effects of the pandemic.

On May 26, 2020, Messrs. Wright, Stock and Gusek and Messrs. Ayat and Biguet held a videoconference to discuss the potential resumption of work on the Proposed Transaction and the associated revised economic terms that would be needed to move forward in a significantly more challenging business environment. Later that day, members of Company management met telephonically with representatives of TPH to discuss recent developments related to the pandemic, the oilfield services industry and whether to reengage in discussions with Schlumberger Limited regarding the Proposed Transaction. To facilitate the potential reengagement, TPH agreed to update their preliminary financial analyses to reflect current business conditions.

On June 1, 2020, the Board held a telephonic update call during which Messrs. Wright and Stock briefed the Board on recent discussions with Schlumberger Limited and the potential revised terms for the Proposed Transaction. During this call, representatives of TPH reviewed with the Board an update to its preliminary financial analyses of the Company, OneStim and the Proposed Transaction under a variety of transaction scenarios, based on updated financial forecasts for the Company and OneStim, copies of which were previously provided to the Board. Mr. Wright mentioned that he was having dinner that evening with Mr. Ayat in Denver, Colorado to continue negotiations, with a strategy of offering Schlumberger Limited a 35% pro forma ownership percentage, but that this percentage could go higher if Schlumberger Limited agreed to deliver additional working capital. The Board agreed with Mr. Wright’s strategy, and Messrs. Wright and Ayat met in person that evening as planned.

On June 4, 2020, Mr. Wright and Mr. Ayat held a videoconference to continue their discussions. During that conference, the Company and Schlumberger Limited agreed to revised terms, which included, among other things, (a) Schlumberger Limited’s 37% pro forma ownership of the Company, (b) Schlumberger Limited’s delivery of a target net working capital of $60,000,000, plus an additional $30,000,000 in working capital value, (c) the Company’s ownership of all Schlumberger Limited-owned facilities associated with the target business and (d) the Company’s assumption of take-or-pay liabilities under certain agreed upon contracts.

On June 9, 2020, representatives of K&E delivered a revised draft of the Transaction Agreement. The revised draft included, among other things, the appropriate parties to the agreement, the scope and condition of assets or liabilities that would be transferred or assumed by the Company, including with respect to frac fleets, intellectual property, real property and employees, appropriate conditions to closing, the types and scope of representations and warranties to be given and the ability to seek indemnity with respect to breaches thereof, the scope of the interim operating covenants and exceptions to the non-solicitation and non-compete covenants.

From June 9, 2020 through August 30, 2020, the parties and their legal counsel exchanged multiple drafts of the Transaction Agreement and other ancillary agreements, including the Intellectual Property License Agreement, Voting Agreements, A&R Registration Rights Agreement and A&R Stockholders Agreement, and held multiple conference calls, both internal and among parties and their legal counsel to resolve open issues, during which time the parties also continued to conduct due diligence of each of the companies and their businesses. The discussions and negotiations included numerous telephone conversations between the parties’ management, representatives and advisors, including conversations between Messrs. Wright, Stock and Elliott of the Company and Messrs. Ayat, Kasibhatla and Laureles of Schlumberger Limited.

Among the above-mentioned meetings were (a) a meeting on July 1, 2020 between Mr. Wright of the Company and Mr. Ayat of Schlumberger Limited, during which the parties discussed the appropriate parties to the Transaction Agreement, the scope of representations and warranties to be made by each of the parties, the scope of the post-closing non-compete covenant and certain employee matters, (b) a meeting on July 2, 2020 between Mr. Stock of the Company and Mr. Kasibhatla of Schlumberger Limited, during which the parties further discussed employee matters, the scope of liabilities to be assumed by the Company, the condition of assets to be transferred at the closing of the Proposed Transaction, certain real estate and intellectual property matters, the scope of non-compete covenant and transfer taxes and (c) multiple negotiations during the second half of the month of July between Messrs. Wright and Ayat relating to equipment delivery conditions, sand take or pay contracts and working capital amounts to be delivered in connection with the Acquisition.

On July 21, 2020, the Board met via videoconference for a regularly scheduled meeting. Representatives of our management team summarized the key open issues in the draft Transaction Agreement and the results of the Company’s due diligence efforts to date. TPH reviewed with the Board an update to its preliminary financial analyses of the Company, OneStim and the Proposed Transaction, which were based on, among other things, the agreed upon 37% pro forma ownership percentage of Schlumberger Limited and the various financial forecasts prepared by the Company’s management in base case, low case and alternative demand case scenarios, as more particularly described under “—Certain Management Forecasts.” The Board expressed its support for continuing negotiations at the agreed 37% pro forma level and asked management questions regarding the likely resolution of open issues and timing to complete the Transaction Agreement and related documents.

On July 22, 2020, the Schlumberger Limited board met via videoconference for its regularly scheduled quarterly meeting, during which Mr. Biguet briefed the Schlumberger Limited board on recent discussions with the Company and the potential revised terms for the Proposed Transaction, citing the differences from the Proposed Transaction as described to the board at its January 2020 meeting, among which was the agreed-upon 37% pro forma ownership percentage that Schlumberger Limited would have in the Company. Mr. Biguet explained the various benefits and disadvantages of pursuing the Proposed Transaction under the revised commercial terms. The Schlumberger Limited board asked various questions and engaged in extended discussions with management. Upon receiving the recommendation of the board’s Finance Committee, as well as that of Schlumberger Limited management, to approve the Proposed Transaction on the terms presented, the board unanimously resolved to approve and adopt the Transaction Agreement substantially as presented.

In the weeks leading up to the execution of the Transaction Agreement, the parties focused their efforts on resolving the remaining legal and commercial issues, including thorough and extensive internal and external discussions and calls and in-person diligence reviews. Major outstanding commercial issues included details relating to the potential terms of employment of OneStim employees and the scope of transferred and licensed intellectual property, along with the condition of assets and scope of liabilities to be delivered at the closing of the Proposed Transaction.

On August 19, 2020, the legal advisors of each of the Company and Schlumberger Limited held a call to discuss open legal issues in the draft Transaction Agreement, as a result of which K&E and V&E were able to resolve a number of outstanding legal issues relating to transaction structure, the scope of representations and warranties, indemnity obligations and termination rights.

On August 21, 2020, Mr. Wright of the Company and Mr. Ayat of Schlumberger Limited held a telephonic meeting, during which they discussed outstanding commercial issues relating to the Proposed Transaction. During this call, Mr. Wright emphasized that Schlumberger Limited’s delivery of a minimum number of fleets in good working condition and related equipment in a minimum working condition were paramount, and that the failure to deliver such equipment in the specified quantity or condition could potentially negatively impact the equity consideration the Company would be willing to pay in connection with the Proposed Transaction. Upon further discussion, Mr. Wright and Mr. Ayat agreed to maintain the consideration at 37% pro forma ownership of the Company, subject to the condition that the Transaction Agreement would include mechanics to account for any failure of the assets delivered at closing to meet agreed upon specifications, including a cash true up mechanic in addition to a target working capital of $60,000,000. The parties also discussed the appropriate scope and exceptions to the non-compete covenant, including circumstances following which it would no longer be effective, the licensing, scope and use of Schlumberger Limited’s intellectual property, the reciprocity of the interim operating covenants and the treatment of certain historical liabilities.

On August 25, 2020, representatives of the Company, Schlumberger Limited, V&E and K&E had a telephonic meeting in an attempt to resolve all open issues in the draft Transaction Agreement. During this call, the parties made material progress in terms of legal and commercial issues remaining open in the draft. Matters addressed during the call included refinements to the scope of assumed liabilities and environmental and real property representations and warranties, due diligence and disclosure schedule matters and the scope of the non-solicitation and non-compete covenants.

In the days leading up to the execution of the Transaction Agreement, the parties were able to reach resolution on substantially all remaining issues in the draft Transaction Agreement, including those relating to employment matters, intellectual property and the condition of assets to be delivered at the closing of the Proposed Transaction. In addition, Schlumberger Limited and the Company agreed to have the consideration issued by the Canadian Buyer consist of the Canadian Buyer Note, which would be payable in either cash or shares of Class A Common Stock, with Schlumberger Limited holding 37% pro forma ownership of the Company if the Canadian Buyer Note were paid in shares of Class A Common Stock.

On August 28, 2020, Mr. Le Peuch contacted the members of the Schlumberger Limited board and informed them that the parties were able to reach resolution on substantially all outstanding issues and reaffirmed management’s commitment to the Proposed Transaction substantially as presented to the board in July.

On August 31, 2020, the Board held a special telephonic meeting to consider the Proposed Transaction. Members of our management, as well as representatives of TPH and V&E, were also present. Members of our management team reviewed the negotiations that had occurred to date, reported that due diligence had been completed and, with the assistance of V&E, discussed the material terms of the Proposed Transaction. Following this discussion, representatives of V&E reviewed with the Board its fiduciary obligations. Representatives of TPH then reviewed with the Board the financial terms of the Proposed Transaction and presented certain financial analyses conducted with respect to the Proposed Transaction, and, thereafter, TPH rendered an oral opinion (which was subsequently confirmed by the delivery of TPH’s written opinion dated August 31, 2020), to the effect that, as of such date and based on and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by TPH as set forth in its opinion, the Consideration to be paid by the Company or its subsidiaries pursuant to the Transaction Agreement was fair from a financial point of view to the Company. After a discussion by the Board of the terms of the Proposed Transaction and the information presented by V&E and representatives of TPH, and upon receiving our management’s recommendation to approve the Proposed Transaction on the terms set forth in the draft Transaction Agreement, the Board unanimously resolved to approve and adopt the Transaction Agreement substantially as presented and the associated actions described in the Transaction Agreement, including the Acquisition.

On the evening of August 31, 2020, the Company and Schlumberger Limited resolved all remaining open items in the Transaction Agreement, including the various schedules and exhibits thereto, and executed the Transaction Agreement and the Voting Agreements.

Following the execution of the Transaction Agreement and the Voting Agreements on the morning of September 1, 2020 the Company and Schlumberger Limited issued a joint press release announcing the transactions contemplated by the Transaction Agreement, including the Acquisition, and the Company hosted a conference call for the investment community to explain additional details.

The Company’s Board of Directors’ Reasons for the Approval of the Acquisition and the Related Stock Issuance

In evaluating the Transaction Agreement and the transactions contemplated thereby, including the Acquisition, the Board consulted with members of our management and our legal, financial and other advisors. In reaching its decision to unanimously approve the Transaction Agreement and the transactions contemplated thereby, including the Acquisition, the Board carefully considered a variety of factors supporting its decision, including, but not limited to, the material factors discussed below.

•	Strategic Considerations.

○

Substantial increase in the Company’s scale with the addition of, among other items, at least 500 green tagged hydraulic fracturing pumps that are fully assembled, operational and ready to deploy or are actually deployed and that meet certain mutually agreed standards, 20 district facilities, 60 pumpdown perforating wireline units, two state-of-the-art sand mines in the Permian Basin and a highly experienced team of employees.

○

Expansion of the Company’s geographical presence in the Williston Basin, Permian Basin and Eagle Ford Shale, and the Company’s entry into a number of new geographical territories, including the Haynesville Shale, the Midcontinent, the Marcellus Shale, Utica Shale and Western Canadian Sedimentary Basin.

○

Substantial increase in the depth and breadth to the Company’s technological capabilities, with the addition of access to over 400 new owned and licensed patents and a strategic alliance agreement between affiliates of Schlumberger Limited and the Company in furtherance of technological collaborations and access to technology portfolios, which, taken together, are expected to offer both immediate and long term benefits to our customers and form the foundation for continued advancements of operational efficiency, reduction of emissions and further optimization of completions designs.

○	An expected increase in vertical integration and a resulting decrease in supply chain costs, including through the acquisition of the sand mines in the Permian Basin.

○	A belief that the Acquisition will be accretive to the Company on all key financial metrics, including EBITDA, free cash flow and earnings per share.

○	The Acquisition would not require the Company to incur any additional indebtedness and the combined business is expected to have no net debt and significant available liquidity.

•

Impact on Customers. The increased geographical diversification will allow the Company to serve a broader range of customers, including customers valuing technological expertise, and the increase in scale, vertical integration and technological know-how will enable the Company to better serve existing and new customers more efficiently.

•

Management Experience; Recommendation. The experience and prior success of our management in integrating acquired businesses with the Company’s existing business and our management team’s recommendation of the Acquisition.

•

Opinion of TPH. The opinion of TPH delivered to the Board on August 31, 2020, to the effect that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by TPH as set forth in its opinion, the Consideration to be paid by the Company or its subsidiaries pursuant to the Transaction Agreement is fair, from a financial point of view, to the Company, as more fully described in “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Acquisition—Opinion of the Company’s Financial Advisor” on page 100 of this proxy statement and Annex B to this proxy statement.

•

Terms of the Transaction Agreement. The terms and conditions of the Transaction Agreement (including all exhibits and disclosure letters thereto) and including, among other things, the representations, warranties, covenants and agreements of the parties (including Schlumberger Limited’s agreement not to compete in certain geographical areas for the agreed upon term), the conditions to Closing and the form and structure of the transaction consideration and the termination rights, in each case, are reasonable.

•

Ancillary Documents. The terms and conditions of the Transaction Documents to be entered into in connection with the Acquisition, in each case, including the exhibits and disclosure letters thereto and the Board’s belief that the terms of such agreements, including the Voting Agreements entered into at signing, the A&R Registration Rights Agreement, the A&R Stockholders Agreement (including the lock-up and standstill provisions contained therein), Intellectual Property License Agreement and the Employee Matters Agreement, in addition to the guiding principles negotiated with respect to various commercial agreements to be entered into at the Closing, in each case, are reasonable.

•

Stockholder Approval. The fact that the Acquisition is subject to the affirmative vote of a majority of the shares of Common Stock, voting together as a single class, present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present.

•

Ability to Consider, Receive and Respond to Unsolicited Proposals. The terms of the Transaction Agreement that permit the Company, prior to the time that the Company’s stockholders approve the Stock Issuance Proposal, under specified circumstances, to discuss and negotiate an unsolicited acquisition proposal that the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, constitutes, or would reasonably be expected to lead to, a Superior Proposal and that the failure to engage in such activities would be inconsistent with the Board’s fiduciary duties under applicable law.

•

Ability to Change Recommendation. The Transaction Agreement allows the Board, under specified circumstances, to change or withdraw the Liberty Board Recommendation with respect to the Stock Issuance Proposal, in response to a Superior Proposal or Intervening Event, subject to the potential payment of the Schlumberger Termination Fee in certain circumstances.

•

Board Composition. The expectation that the addition of the two Schlumberger Parties-nominated directors to the Board in connection with the Acquisition will add valuable expertise, experience and in-depth familiarity with OneStim to the Board, which is expected to aid in the integration of the Transferred Business following Closing and enhance the likelihood of realizing the strategic benefits the Company expects to derive from the Acquisition.

•

Likelihood of Closing: The likelihood, considering the terms of the Transaction Agreement, that the Acquisition will be completed based on, among other things, the conditions to Closing as set forth in the Transaction Agreement and that the outside date of March 31, 2021 under the Transaction Agreement allows for sufficient time to complete the Acquisition.

The Board also considered certain countervailing factors in its deliberations concerning the Acquisition, including, but not limited to, the following:

•

Business Risks. The Board considered certain risks relating to the Acquisition, the Company following the Acquisition, the Company’s business and OneStim, in each case, as further described under “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” beginning on pages 42 and 44, respectively, of this proxy statement.

•

Risks in Obtaining the Benefits of the Acquisition. The risk that the integration of the businesses may not be as successful as expected and that the anticipated benefits of the Acquisition may not be realized in full or in part.

•

Significant Stock Issuance. The potential impact on the market price of the Company’s Class A Common Stock as a result of the larger amount of Class A Common Stock outstanding upon issuance of the Schlumberger US Consideration to Schlumberger US and any payment of the Canadian Buyer Note with the Schlumberger Canadian Share Consideration.

•

Business Disruption Resulting from the Acquisition. The challenges inherent in the combination of two businesses of the size and complexity of the Company’s business and OneStim, and the possible disruption of the Company’s business that might result from the announcement and pendency of the Acquisition, including the possible diversion of management and employee attention, potential employee attrition and potential adverse effects on the Company’s business relationships and pursuit of strategic opportunities.

•	No-Shop Restrictions. The restrictions that the Transaction Agreement imposes on the Company’s ability to solicit possible alternative transactions.

•

Termination Fee. The possibility that the Schlumberger Termination Fee of $21,852,000 will be required to be paid by the Company to Schlumberger US, if Schlumberger US, on behalf of itself and Schlumberger Canada, terminates the Transaction Agreement upon a Change of Recommendation.

•

Closing Conditions. The fact that the completion of the Acquisition requires antitrust clearance in the United States and Canada and the satisfaction of other closing conditions that are not within the Company’s control.

•

Risks Associated with Failure to Complete the Acquisition. The possibility that the Acquisition may not be consummated and the potential adverse consequences if the Acquisition is not completed, including substantial transaction costs incurred, the potential loss in value to the Company’s stockholders and market reaction.

•

Litigation Risk. The inherent risk of litigation in transactions of this nature, including the potential lawsuits that could be brought against the Company or the Board in connection with the Acquisition.

This discussion of the information and factors considered by the Board in reaching its conclusions and recommendation includes the principal factors considered by the Board, but is not intended to be exhaustive and may not include all of the factors considered by the Board. In light of the number and wide variety of factors considered in connection with its evaluation of the Transaction Agreement and the transactions contemplated thereby, including the Acquisition, the Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. Rather, the Board viewed its decision as being based on the totality of the information presented or otherwise made available to it and the various other factors presented to and considered by the Board. In addition, individual directors may have given different weight to different factors. This explanation of the Company’s reasons for the Acquisition and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements” beginning on page 42 of this proxy statement.

Certain executive officers of the Company have interests in the Acquisition that are different from, or in addition to, the interests of our stockholders generally. The Board was aware of and considered these potential interests, among other matters, in evaluating the Acquisition and in making its recommendation to the Company’s stockholders. For a discussion of these interests, please see the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Acquisition—Interests of Certain Persons in the Acquisition” beginning on page 110 of this proxy statement.

After careful consideration, the Board concluded that the potential benefits that it expected the Company to achieve as a result of the Acquisition outweighed the potentially negative factors associated with the Acquisition, and on August 31, 2020, unanimously approved and adopted the Transaction Agreement and the transactions contemplated thereby, including the Acquisition, declared advisable the Transaction Agreement and the transactions contemplated thereby, including the Acquisition and directed that the Stock Issuance Proposal be submitted to the Company’s stockholders for approval at the Special Meeting and further recommended that the Company’s stockholders, voting together as a single class, approve the Stock Issuance Proposal. The Board unanimously recommends that the Company’s stockholders approve the Stock Issuance Proposal and the Adjournment Proposal.

Certain Management Forecasts

Nature of the Forecasts Reviewed by the Board

Although the Company has publicly issued limited short-term guidance concerning certain aspects of its expected financial performance, the Company does not, as a matter of course, make public disclosure of detailed forecasts or projections of its expected financial performance for extended periods due to, among other things, the inherent difficulty of accurately predicting future periods and the likelihood that the underlying assumptions and estimates may prove incorrect. However, in connection with its evaluation of the Acquisition, Company management prepared and provided to the Board and TPH certain internal financial and operational information and forecasts for the Transferred Business, certain Company financial and operations information and forecasts, and certain other forecasts (collectively, and together with the assumptions on which internal financial and operations information, forecasts and estimates were based, the “Forecasts”). A summary of the Forecasts is included below to give the Company’s stockholders access to certain non-public information that was considered by the Board for purposes of evaluating the Acquisition and was provided to TPH for use in its analysis and opinion.

The Forecasts, a summary of which is set forth below, were not prepared with a view toward public disclosure, nor were they prepared on a basis designed to comply with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, but, in the view of the Company’s management, were prepared on a reasonable basis. The Forecasts included in this document have been prepared by, and are the responsibility of, the Company’s management. Neither Deloitte, the independent registered public accounting firm of the Company, PricewaterhouseCoopers LLP, the independent auditors of OneStim, nor any other independent accountant has audited, reviewed, examined, compiled or performed any procedures with respect to the Forecasts and, accordingly, neither Deloitte or PricewaterhouseCoopers LLP expresses any opinion or any other form of assurance with respect to such information or its achievability, does not assume any responsibility for the prospective financial information and disclaims any association with the Forecasts. The Deloitte report regarding the historical financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, relates to the Company’s historical financial information, and does not extend to the Forecasts and should not be read to do so. The PricewaterhouseCoopers LLP report regarding the historical financial statements of OneStim included in this document relates to OneStim’s previously issued financial statements. It does not extend to the Forecasts and should not be read to do so.

Although presented with numerical specificity, the Forecasts were prepared in the context of numerous variables, estimates and assumptions that are inherently uncertain and may be beyond the control of the Company, and which may prove not to have been, or to no longer be, accurate. The Forecasts are subject to many risks and uncertainties. Important factors that may affect actual results and cause actual results to differ materially from the Forecasts include, but are not limited to, risks and uncertainties relating to the Company’s and the Transferred Business’ businesses (including their ability to achieve strategic goals, objectives and targets over the applicable periods), industry performance, the regulatory environment, general business and economic conditions, market and financial conditions, various risks set forth under the heading “Risk Factors,” beginning on page 44 and in the Company’s periodic and annual reports filed with the SEC, and other factors described or referenced under “Cautionary Note Regarding Forward-Looking Statements” beginning on page 42 of this proxy statement. The Forecasts also reflect assumptions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for the Company’s and the Transferred Business’ businesses, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the Forecasts were prepared. In addition, the Forecasts do not take into account any of the transactions contemplated by the Transaction Agreement, including the Acquisition and associated expenses, or the Liberty Parties’ and the Schlumberger Parties’ compliance with their respective covenants under the Transaction Agreement. Further, the Forecasts do not take into account any circumstances, transactions or events occurring after the date they were prepared. Accordingly, actual results will likely differ, and may differ materially, from those contained in the Forecasts.

There can be no assurance that the projections in the Forecasts will be realized or that future financial results of the Company or the Transferred Business will not materially vary from the Forecasts.

The inclusion of a summary of the Forecasts in this document should not be regarded as an indication that any of the Liberty Parties, Schlumberger Parties or their respective affiliates, officers, directors or other representatives consider the Forecasts to be necessarily predictive of actual future events, and the Forecasts should not be relied upon as such. None of the Liberty Parties, Schlumberger Parties or their respective affiliates, officers, directors or other representatives can give any persons, including stockholders of the Company, any assurance that actual results will not differ materially from the Forecasts and, except as otherwise required by law, none of them undertakes any obligation to update or otherwise revise or reconcile the Forecasts to reflect circumstances existing after the date the Forecasts were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions and estimates underlying the Forecasts are shown to be in error.

No one has made or makes any representation to any stockholder or anyone else regarding, nor assumes any responsibility for the validity, reasonableness, accuracy or completeness of, the information included in the Forecasts set forth below. Readers of this proxy statement are cautioned not to rely on the Forecasts. The Company has not updated and, except as otherwise required by law, does not intend to update or otherwise revise the Forecasts, even in the short term, to reflect circumstances existing after the date when made or to reflect the occurrence of future events, including the Acquisition. Further, the Forecasts do not take into account the effect of any failure of the Acquisition to occur and should not be viewed as accurate or continuing in that context.

A summary of the Forecasts is included solely to give the Company’s stockholders access to the information that was made available to the Board and TPH, as described below, and is not included in this document in order to influence any person’s decision whether to vote for or against the Stock Issuance Proposal. The inclusion of this information should not be regarded as an indication that the Board, its advisors or any other person considered, or now considers, it to be material or to be a reliable prediction of actual future results. The Company’s Summary Forecast for the Company (as defined below) and the Company’s Summary Forecast for the Transferred Business (as defined below) are subjective in many respects. There can be no assurance that these Forecasts will be realized or that actual results will not be significantly higher or lower than forecasted. The Forecasts included herein cover multiple years, and such information by its nature becomes subject to greater uncertainty with each successive year. The Forecasts and summary information set forth below should be evaluated, if at all, in conjunction with the historical financial statements and other information, with respect to the Company, as contained in the Company’s public filings with the SEC, and with respect to the Transferred Business, as included in this document.

Summary of the Forecasts Reviewed by the Board

At the request of the Board, management prepared each of the Forecasts in both a base case (“Base Case”) and a low case (“Low Case”). The material differences between the Base Case and Low Case are described below. Management also prepared an alternative demand case, which is described below.

Company’s Summary Forecast for the Transferred Business

In connection with the Board’s evaluation of the Transaction Agreement and the transactions contemplated thereby, including the Acquisition, the Company’s management provided the Board with certain information regarding its forecasts for the Transferred Business’ future operations for its fiscal years 2020 through 2025, which were reviewed against certain data provided by management of the Schlumberger Parties, a summary of which is set forth below (the “Company’s Summary Forecast for the Transferred Business”). The Company’s Summary Forecast for the Transferred Business was also provided to TPH in connection with the preparation of its opinion.

Company’s Summary Forecast for the Transferred Business

Base Case

(in millions)	2020E	2021E	2022E	2023E	2024E	2025E
Revenue	$1,250	$1,493	$1,763	$1,905	$1,950	$1,997
Adjusted EBITDA(1)	$(33)	$110	$196	$246	$277	$310
Capital expenditures	$60	$67	$75	$79	$79	$79

(1)

For purposes of the Forecasts described above, “Adjusted EBITDA” is calculated as earnings before interest, income taxes, depreciation and amortization and other items that management determines to be not related to the ongoing operations of the business, and other items to eliminate the effects of items such as new fleet or new basin start-up costs, costs of asset acquisitions, gain or loss on the disposal of assets, asset impairment charges, allowance for credit losses, and nonrecurring expenses that management does not consider in assessing ongoing performance.

Company’s Summary Forecast for the Transferred Business

Low Case

(in millions)	2020E	2021E	2022E	2023E	2024E	2025E
Revenue	$1,250	$1,223	$1,299	$1,333	$1,365	$1,398
Adjusted EBITDA(1)	$(33)	$67	$120	$147	$169	$192
Capital expenditures	$60	$56	$56	$56	$56	$56

(1)

For purposes of the Forecasts described above, “Adjusted EBITDA” is calculated as earnings before interest, income taxes, depreciation and amortization and other items that management determines to be not related to the ongoing operations of the business, and other items to eliminate the effects of items such as new fleet or new basin start-up costs, costs of asset acquisitions, gain or loss on the disposal of assets, asset impairment charges, allowance for credit losses, and nonrecurring expenses that management does not consider in assessing ongoing performance.

In preparing the Company’s Summary Forecast for the Transferred Business, the Company’s management made numerous assumptions about the Transferred Business’ industry and markets and its ability to execute on its business plan. Management made assumptions that included, but were not limited to, the following items:

•	the supply and demand for oil and gas and the related impact on the Transferred Business’s customers;

•	the supply and demand for the products and services sold by the Transferred Business;

•	the accuracy of forecasts with respect to the Transferred Business provided by management of the Schlumberger Parties;

•	pricing to customers of the Transferred Business for fracturing services as consistent with the Company’s pricing;

•	general and administrative costs for the Transferred Business as if the Transferred Business was operating as a standalone entity;

•	average gross profit per fleet for the Transferred Business to move in accordance with the year to year dollar change in profitability in the Company’s Summary Forecast for the Company; and

•	half of the projected working fleets in the Transferred Business deployed in the Permian Basin and 480,000 tons per fleet per year sourced from the sand mines in the Transferred Business.

The material difference between the Base Case and the Low Case in the Company’s Summary Forecast for the Transferred Business is the demand for fracturing services after 2020. The Base Case assumes average active fleets slowly increase from 2020 levels in years 2021 through 2025, while the Low Case assumes average active fleets drop slightly in 2021 from 2020 levels then remain flat with 2021 levels through 2025.

Company’s Summary Forecast for the Company

Additionally, in connection with the Board’s evaluation of the Transaction Agreement and the transactions contemplated thereby, including the Acquisition, the Company’s management provided the Board with certain information regarding the Company’s estimated future operations for its fiscal years 2020 through 2025, a summary of which is set forth below (the “Company’s Summary Forecast for the Company”). The Company’s Summary Forecast for the Company was also provided to TPH in connection with the preparation of its opinion.

Company’s Summary Forecast for the Company

Base Case

(in millions)	2020E	2021E	2022E	2023E	2024E	2025E
Revenue	$913	$1,316	$2,045	$2,096	$2,149	$2,202
Adjusted EBITDA(1)	$40	$148	$331	$362	$396	$431
Capital expenditures	$78	$81	$138	$138	$138	$138

(1)

For purposes of the Forecasts described above, “Adjusted EBITDA” is calculated as earnings before interest, income taxes, depreciation and amortization and other items that management determines to be not related to the ongoing operations of the business, and other items to eliminate the effects of items such as new fleet or new basin start-up costs, costs of asset acquisitions, gain or loss on the disposal of assets, asset impairment charges, allowance for credit losses, and nonrecurring expenses that management does not consider in assessing ongoing performance.

Company’s Summary Forecast for the Company

Low Case

(in millions)	2020E	2021E	2022E	2023E	2024E	2025E
Revenue	$913	$1,077	$1,759	$2,096	$2,149	$2,202
Adjusted EBITDA(1)	$40	$96	$266	$362	$396	$431
Capital expenditures	$78	$72	$125	$138	$138	$138

(1)

For purposes of the Forecasts described above, “Adjusted EBITDA” is calculated as earnings before interest, income taxes, depreciation and amortization and other items that management determines to be not related to the ongoing operations of the business, and other items to eliminate the effects of items such as new fleet or new basin start-up costs, costs of asset acquisitions, gain or loss on the disposal of assets, asset impairment charges, allowance for credit losses, and nonrecurring expenses that management does not consider in assessing ongoing performance.

In preparing the Company’s Summary Forecast for the Company, the Company’s management made numerous assumptions about the Company’s industry and markets and its ability to execute on its business plan. Management made assumptions that included, but were not limited to, the following items:

•	the supply and demand for oil and gas and the related impact on the Company’s customers;

•	the supply and demand for the products and services sold by the Company; and

•	pricing to customers of the Company in 2020 projected to be flat for the 2020 year and then increase 5% in 2021 and 2.5% per year through 2025.

The material difference between the Base Case and the Low Case in the Company’s Summary Forecast for the Company is the demand for fracturing services after 2020. The Base Case assumes average active fleets increase through 2022 to be fully utilized at 25 fleets, while the Low Case assumes average active fleets reach full utilization in 2023.

Company’s Summary Forecast for the Alternative Demand Case

Additionally, in connection with the Board’s evaluation of the Transaction Agreement and the transactions contemplated thereby, including the Acquisition, the Company’s management provided the Board with certain information to evaluate an alternative demand scenario in which changes in the frac market result in an increase in demand for next generation frac fleets and a reduced demand for Tier 2 emission fleets, a summary of which is set forth below (the “Company’s Summary Forecast for the Alternative Demand Case”). This alternative demand scenario assumes the Company begins investing in next generation frac fleets and building into a cycle of slow growth during the forecast period, while experiencing a reduction in demand for Tier 2 emission fleets, while the Transferred Business would experience a similar reduction in demand for Tier 2 emission fleets, but includes no investment in next generation frac fleets by the Transferred Business. The Alternative Demand Case was also provided to TPH only for purposes of its analysis of the pro forma combined company.

Company’s Summary Forecast for the Company

Alternative Demand Case

(in millions)	2021E	2022E	2023E	2024E	2025E
Total Revenue	$1,561	$2,484	$2,733	$2,989	$3,251
Adjusted EBITDA(1)	$209	$461	$551	$648	$751
Capital expenditures	$194	$272	$279	$271	$263

(1)

For purposes of the Forecasts described above, “Adjusted EBITDA” is calculated as earnings before interest, income taxes, depreciation and amortization and other items that management determines to be not related to the ongoing operations of the business, and other items to eliminate the effects of items such as new fleet or new basin start-up costs, costs of asset acquisitions, gain or loss on the disposal of assets, asset impairment charges, allowance for credit losses, and nonrecurring expenses that management does not consider in assessing ongoing performance.

Company’s Summary Forecast for the Transferred Business

Alternative Demand Case

(in millions)	2021E	2022E	2023E	2024E	2025E
Total Revenue	$1,439	$1,726	$1,509	$1,361	$1,111
Adjusted EBITDA(1)	$119	$233	$217	$206	$168
Capital expenditures	$64	$72	$61	$54	$44

(1)

For purposes of the Forecasts described above, “Adjusted EBITDA” is calculated as earnings before interest, income taxes, depreciation and amortization and other items that management determines to be not related to the ongoing operations of the business, and other items to eliminate the effects of items such as new fleet or new basin start-up costs, costs of asset acquisitions, gain or loss on the disposal of assets, asset impairment charges, allowance for credit losses, and nonrecurring expenses that management does not consider in assessing ongoing performance.

In preparing the Company’s Summary Forecast for the Alternative Demand Case, the Company’s management made numerous assumptions about the Acquisition. Management made assumptions that included, but were not limited to, the following items:

•	the supply and demand of oil and gas and the related impact on the Transferred Business’s customers and the Company’s customers;

•	the supply and demand for the products and services sold by the Transferred Business and the Company; and

•

a stronger overall market demand for fracturing services compared to the Base Case at similar pricing to the Base Case scenario for standard frac fleets, and pricing at a premium for next generation frac fleets starting at 2.5% and growing to 5% over the standard frac fleets during the forecast period.

Additionally, in connection with the Board’s evaluation of the Transaction Agreement and the transactions contemplated thereby, including the Acquisition, the Company’s management provided the Board and its financial advisors with certain information regarding potential cost savings and operating synergies projected by the Company’s management (the “Synergies”) and risks of the transaction. The Company’s business is subject to significant risks as laid out more fully under “Risk Factors” in this proxy statement, including those risks summarized below.

The combination of the Company and the Transferred Business, two personnel intensive service businesses, comes with significant integration costs and risks related to processes, culture, equipment, customers and suppliers all contributing to the risk of integration and potentially impairing the ability to achieve pre-integration levels of efficiency and profitability. This combination also creates potential Synergies that the Board considered, as a potential mitigation to the aforementioned risks. The ability to achieve the potential Synergies is difficult to quantify due in part to the recent significant commodity price variability and uncertain global macroeconomic conditions related to the COVID-19 pandemic. Potential Synergies considered were broken down into four major sections that have significantly variable possible outcomes.

Equipment maintenance and capitalized maintenance expenditures are a material cost for running a hydraulic fracturing company and may vary widely depending on the type of work and the design, state of repair and age of the equipment. The Transferred Business fracturing fleet has certain equipment that the Company does not currently expect will be needed to satisfy the Company’s current view of expected demand for hydraulic fracturing services. Accordingly, there is the potential to utilize this spare equipment to offset the potential capitalized maintenance costs of the combined projected working fleets. This amount could vary significantly, but Company’s management has estimated that it could contribute up to a $75 million reduction in future capital expenditures, partially offsetting the potential capital cost of harmonizing the fracturing equipment of the Company and the Transferred Business.

General and administrative Synergies is a potential advantage of scale. As discussed earlier in this section, the Company’s Summary Forecast for the Transferred Business section was prepared on the basis of the Company’s estimate of the costs of running the Transferred Business on a standalone basis and should be viewed as different from the costs included in the audited financial statements for OneStim, included elsewhere in this proxy statement. The Company’s management has estimated that depending on the industry conditions and integration success, there could be the potential to achieve between $30 and $60 million dollars of annual general and administrative cost Synergies as compared to the Company’s Summary Forecast for the Transferred Business.

Another risk of integration is the potential of the loss of customer relationships, employees and the reduction of efficiency due to integration issues. However, there is potential of raising the Transferred Business profitability per fleet up to the Company’s historical levels, as the Transferred Business has produced historically lower profitability per fleet when compared to the Company, driven in part by historically lower pumping efficiency.

Lastly, another potential benefit of increasing scale is to reduce the marginal cost of purchasing items from third parties. The Company’s management has estimated a reduction of up to 5% of marginal third-party purchasing costs.

THE COMPANY DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE FORECASTS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE SUCH FORECASTS WERE PREPARED OR TO REFLECT THE OCCURRENCE OF SUBSEQUENT EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH FORECASTS ARE NO LONGER APPROPRIATE.

Opinion of the Company’s Financial Advisor

The Company retained TPH as its financial advisor in connection with the proposed Acquisition. On August 31, 2020, TPH delivered an opinion to the Board to the effect that, as of such date and subject to the limitations, qualifications and assumptions set forth in TPH’s opinion, the Consideration to be paid by the Company or its subsidiaries pursuant to the Transaction Agreement was fair, from a financial point of view, to the Company.

The opinion speaks only as of the date and the time it was rendered and not as of the time the proposed Acquisition contemplated by the Transaction Agreement may be completed or any other time. The opinion does not reflect changes that may occur or may have occurred after its delivery, which could significantly alter the value, facts or elements on which the opinion was based.

The full text of the opinion, dated August 31, 2020, which sets forth, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by TPH in rendering its opinion, is incorporated by reference into this proxy statement and attached as Annex B hereto. The summary of TPH’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Company stockholders are urged to read the TPH opinion carefully and in its entirety. TPH’s advisory services and its opinion were provided for the information and assistance of the Board in connection with its consideration of the proposed Acquisition contemplated by the Transaction Agreement, and TPH’s opinion does not constitute a recommendation as to how any holder of Common Stock should vote with respect to the Stock Issuance Proposal or any other matter.

In connection with rendering its opinion and performing its financial analysis, TPH reviewed and considered, among other things, (a) the draft of the Transaction Agreement dated August 31, 2020, (b) certain publicly available financial statements and other business and financial information with respect to Schlumberger Limited and the Company, (c) certain other communications from Schlumberger Limited and the Company to their respective stockholders, (d) certain internal financial information and forecasts for the Transferred Business prepared by the management of the Company (for purposes of this section, the “Company’s Forecast for the Transferred Business”), (e) certain internal financial information and forecasts for the Company prepared by the management of the Company (for purposes of this section, the “Company’s Forecast for the Company”), (f) certain internal financial information and forecasts for the pro forma combined company prepared by the management of the Company (for purposes of this section, the “Pro Forma Forecasts” and, together with the Company’s Forecast for the Transferred Business and the Company’s Forecast for the Company, the “Forecasts”), (g) certain publicly available research analyst reports with respect to the future financial performance of the Company, which TPH discussed with the senior management of the Company, and (h) certain Synergies projected by the management of the Company to result from the proposed Acquisition.

TPH also held discussions with members of the senior management of the Company regarding senior management’s assessment of the strategic rationale for, and the potential benefits of, the proposed Acquisition and the past and current business operations, financial condition and future prospects of the Company and of the Transferred Business. In addition, TPH reviewed the reported price and trading activity for the Class A Common Stock, compared certain financial information for the Transferred Business and the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the oilfield services industry specifically and in other industries generally and performed such other studies and analyses, and considered such other factors, as TPH considered appropriate. The Forecasts and the Synergies reflect certain assumptions regarding the oil and gas industry, future commodity prices and capital expenditures that are subject to significant uncertainty and that, if different than assumed, could have a material impact on TPH’s analysis and its opinion.

For purposes of TPH’s opinion, TPH assumed and relied upon, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial, accounting, legal, tax, regulatory and other information provided to, discussed with or reviewed by or for TPH, or publicly available. In that regard, TPH assumed with the Board’s consent that the Forecasts and Synergies were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Company and that the Forecasts and Synergies would be realized in the amounts and time periods contemplated thereby.

TPH expressed no view or opinion with respect to the Forecasts, the Synergies or the assumptions on which they were based and TPH further assumed, among other things, that (a) the executed Transaction Agreement (together with the exhibits and schedules thereto) would not differ in any respect material to TPH’s analyses or opinion from the draft versions TPH examined, referenced above, except with respect to the terms of the Consideration as described in the first paragraph of TPH’s opinion, (b) the representations and warranties of all parties to the Transaction Agreement and all other related documents and instruments that are referred to therein were true and correct in all material respects, (c) each party to the Transaction Agreement and such other related documents and instruments would fully and timely perform all of the covenants and agreements required to be performed by such party in all material respects, (d) all conditions to the consummation of the proposed Acquisition would be satisfied without material amendment or waiver thereof, (e) the proposed Acquisition (including the Pre-Closing Restructuring) would be consummated in a timely manner in accordance with the terms described in the Transaction Agreement and such other related documents and instruments, without any material amendments or modifications thereto and (f) all governmental, regulatory or other consents or approvals necessary for the consummation of the proposed Acquisition would be obtained without, in the case of each of the foregoing clauses (a)—(d), any material adverse effect on the Transferred Business, the Company, the holders of the Company’s Common Stock or the expected benefits of the proposed Acquisition in any way meaningful to TPH’s analysis. In addition, TPH did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of the Transferred Business or any of its subsidiaries or the Company or any of its subsidiaries and TPH was not furnished with any such evaluation or appraisal. TPH’s opinion did not address any legal, regulatory, tax or accounting matters.

TPH’s opinion did not address the underlying business decision of the Company to engage in the proposed Acquisition, or the relative merits of the proposed Acquisition as compared to any other alternative transaction that might be available to the Company. TPH’s opinion addressed only the fairness from a financial point of view, as of the date thereof, of the Consideration to be paid by the Company or its subsidiaries pursuant to the Transaction Agreement. TPH did not express any view on, and its opinion did not address, any other term or aspect of the Transaction Agreement (including any purchase price adjustments), any related agreements (including the Canadian Buyer Note) or the proposed Acquisition, including, without limitation, the fairness of the proposed Acquisition to, or any consideration received in connection therewith by, creditors or other constituencies of Schlumberger Limited, the Transferred Business or the Company or any of their respective subsidiaries; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Schlumberger Limited, the Transferred Business or the Company, or any class of such persons, in connection with the proposed Acquisition, whether relative to the Consideration to be paid by the Company or its subsidiaries pursuant to the Transaction Agreement or otherwise. TPH did not express any opinion as to the price at which the shares of the Class A Common Stock or the securities of any other party would trade at any time. TPH’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to TPH as of, the date thereof. TPH assumed no obligation to update, revise or reaffirm its opinion and expressly disclaimed any responsibility to do so based on circumstances, developments or events occurring of which TPH becomes aware after the date of such opinion. TPH’s advisory services and the opinion expressed by TPH were provided for the information and assistance of the Board in connection with its consideration of the proposed Acquisition and such opinion does not constitute a recommendation as to how any holder of the Company’s Common Stock should vote with respect to the Stock Issuance Proposal or any other matter. TPH’s opinion was reviewed and approved by TPH’s fairness opinion committee.

The description set forth below constitutes a summary of the analyses employed and factors considered by TPH in rendering its opinion to the Board. In connection with the Board’s review of the Transaction Agreement and the proposed Acquisition contemplated thereby, TPH performed a variety of financial analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex, analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, TPH considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor that it considered. TPH believes that selecting any portion of its analyses, without considering all of the analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, TPH may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. In performing its analyses, TPH made numerous judgments and assumptions with regard to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond the control of the Transferred Business or the Company. These include, among other things, the impact of competition on the business of each of the Transferred Business and the Company and the industry generally, industry growth, and the absence of any material adverse change in the financial condition and prospects of the Transferred Business or the Company, or the industry, or in the financial markets in general. Any estimates contained in the analyses of TPH are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

TPH conducted the analyses described below solely as part of its analysis of the fairness, from a financial point of view, to the Company of the Consideration to be paid by the Company or its subsidiaries pursuant to the Transaction Agreement, and in connection with the rendering of its oral opinion (which was subsequently confirmed by the delivery of its written opinion to the Board dated August 31, 2020). In addition, these analyses do not purport to be appraisals or to reflect the prices at which shares of the Class A Common Stock will trade following the consummation of the merger, the prices at which the Class A Common Stock or any other securities would trade at any time, or the prices at which any businesses or assets may actually be sold and are inherently subject to substantial uncertainty.

The Consideration pursuant to the Transaction Agreement was determined by the Company and the Schlumberger Parties through arm’s-length negotiations between the Company and the Schlumberger Parties and was approved by the Board. TPH provided advice to the Company during these negotiations. TPH did not, however, recommend any specific consideration to the Company or the Board or opine that the Consideration constituted the only appropriate consideration for the proposed Acquisition. The opinion of TPH and its presentation to the Board was one of many factors taken into consideration by the Board in deciding to consider, approve and declare the advisability of the Transaction Agreement and the proposed Acquisition contemplated thereby. Consequently, the analyses described below should not be viewed as determinative of the opinion of the Board with respect to the Consideration to be paid by the Company pursuant to the Transaction Agreement or whether the Board would have been willing to agree to a different consideration.

Summary of Analyses of the Company’s Financial Advisor

In preparing its analyses, TPH utilized each of the Company’s Forecast for the Transferred Business and the Company’s Forecast for the Company. Such forecasts are described in more detail in “—Certain Management Forecasts—Summary of the Forecasts Reviewed by the Board” on page 95. TPH also assumed, per instructions by Company management, that the Canadian Buyer Note would be repaid in shares of Class A Common Stock.

The data and analyses summarized herein are from TPH’s presentation to the Board delivered on August 31, 2020, which utilized market data and closing prices as of August 28, 2020. The analyses summarized herein include information presented in tabular format. In order to fully understand the financial analyses performed, the tables must be read with the text of each summary.

Certain Financial Metrics

For purposes of the analyses described below, the following terms have the following meanings:

•

“EBITDA” is calculated as earnings before interest, income taxes, depreciation and amortization and other items that management determines to be not related to the ongoing operations of the business, and other items to eliminate the effects of items such as new fleet or new basin start-up costs, costs of asset acquisitions, gain or loss on the disposal of assets, asset impairment charges, allowance for credit losses, and nonrecurring expenses that management does not consider in assessing ongoing performance (for the avoidance of doubt, EBITDA references in this section have the same meaning as Adjusted EBITDA references in “—Certain Management’s Forecasts”);

•	“EBITDA less Capex” is calculated as EBITDA, minus capital expenditures;

•	“EV” or “Enterprise Value” is calculated as the fully-diluted equity value of a company, plus book value of net debt, any preferred equity and non-controlling interests; and

•	“net debt” is calculated as total funded debt, plus capital leases, minus cash and cash equivalents.

Contribution Analysis

TPH performed a contribution analysis to determine an indicative range of implied fully diluted pro forma ownership percentages in the combined company for the Company’s stockholders and the Schlumberger Parties, and compared the indicative range against the implied pro forma ownership percentage of the Company’s stockholders and the Schlumberger Parties in the proposed Acquisition, based on the outstanding shares of Common Stock as of August 31, 2020. TPH performed this analysis based on the Company’s Forecast for the Transferred Business and the Company’s Forecast for the Company, without giving effect to the Synergies. TPH calculated the indicative range of implied pro forma ownership percentages in the combined company for the Company’s stockholders and the Schlumberger Parties by calculating the Company’s and the Transferred Business’ respective percentage contribution (and the Enterprise Value based on such contribution) to the combined company’s historical EBITDA for the calendar years 2018 and 2019, estimated EBITDA for the calendar years 2020 through 2025, estimated EBITDA less Capex for the calendar years 2020 through 2025, and total horsepower, for both the Base Case and the Low Case forecast scenarios. Enterprise values were calculated by applying current market enterprise value multiples for the Company to the respective metrics for the Company and the Transferred Business, and equity values were calculated by subtracting projected net debt as of December 31, 2020 from the respective enterprise values. TPH compared the indicative range of implied pro forma ownership percentages in the combined company for the Company’s stockholders and the Schlumberger Parties with the implied pro forma ownership percentages of 63% and 37%, respectively, in the proposed Acquisition.

The results of TPH’s contribution analysis, based on the Base Case forecast scenario, are summarized in the following table:

Financial Metric—Base Case	Implied Pro Forma Ownership Percentage
	Company	Schlumberger Parties
Historical EBITDA(1)
2018	38%	62%
2019	38%	62%
Estimated EBITDA
2020E	100%	0%
2021E	54%	46%
2022E	59%	41%
2023E	56%	44%
2024E	55%	45%
2025E	55%	45%
Estimated EBITDA less Capex
2020E	N/A	N/A
2021E	58%	42%
2022E	58%	42%
2023E	54%	46%
2024E	53%	47%
2025E	52%	48%
Total Horsepower(2)	29%	71%

Proposed Acquisition	63%	37%

(1)	2018 - 2020 historical EBITDA for the Transferred Business is adjusted to include day-one synergies and the avoidance of allocated costs.
(2)	Transferred Business total horsepower exclusive of 1,000,000 horsepower to be retired.

The results of TPH’s contribution analysis, based on the Low Case forecast scenario, as summarized in the following table:

Financial Metric—Low Case	Implied Pro Forma Ownership Percentage
	Company	Schlumberger Parties
Historical EBITDA(1)
2018	38%	62%
2019	38%	62%
Estimated EBITDA
2020E	100%	0%
2021E	55%	45%
2022E	66%	34%
2023E	68%	32%
2024E	67%	33%
2025E	66%	34%
Estimated EBITDA less Capex
2020E	N/A	N/A
2021E	68%	32%
2022E	66%	34%
2023E	68%	32%
2024E	66%	34%
2025E	65%	35%
Total Horsepower(2)	29%	71%

Proposed Acquisition	63%	37%

(1)	2018 - 2020 historical EBITDA for the Transferred Business is adjusted to include day-one synergies and the avoidance of allocated costs.
(2)	Transferred Business total horsepower exclusive of 1,000,000 horsepower to be retired.

TPH noted in its contribution analysis that estimated EBITDA less Capex for the calendar year 2020 was negative for each of the Company and the Transferred Business.

Contribution analyses of this type are necessarily limited because they do not take into account differences in certain financial and operational characteristics (e.g., market capitalization, credit profile and expected growth rates) between the Company and the Transferred Business. Accordingly, TPH believes that qualitative judgments concerning differences between the financial and operating characteristics and prospects of the Company and the Transferred Business are also relevant.

Discounted Cash Flow Contribution Analysis

TPH calculated the present value, as of January 1, 2021, of the standalone unlevered free cash flows expected to be generated by each of the Company and the Transferred Business, based on the estimates reflected in the Company’s Forecast for the Company and the Company’s Forecast for the Transferred Business, respectively. In conducting its discounted cash flow analyses of the Company and the Transferred Business on a standalone basis, TPH utilized the unlevered free cash flows (defined as EBITDA plus stock based compensation, minus change in net working capital, minus capital expenditures and lease payments, minus cash taxes) for the calendar years 2021 through 2024 based on the Company’s Forecast for the Company and the Company’s Forecast for the Transferred Business, respectively. TPH calculated each of the Company’s and the Transferred Business’ terminal values by applying EV/EBITDA multiples ranging from 3.0x to 6.0x, based on a review of selected public companies and selected transactions in the oilfield services industry, to each of the Company’s and the Transferred Business’ one-year forward estimated EBITDA, as set forth in the Company’s Forecast for the Company and the Company’s Forecast for the Transferred Business, respectively. The estimated unlevered free cash flows and terminal values were then discounted to present value using a mid-year discounting convention and a range of discount rates of 12% to 18%, based on an estimate of the weighted average cost of capital for each of the Company and the Transferred Business, to determine a range of enterprise values of the Company and the Transferred Business as of January 1, 2021.

TPH used the implied enterprise value ranges for the Company and the Transferred Business described above to calculate a corresponding range of implied pro forma ownership percentages in the combined company for the Schlumberger Parties. TPH calculated an implied equity value range for each of the Company and the Transferred Business by subtracting the projected net debt as of December 31, 2020 for each of the Company and the Transferred Business from the implied enterprise value ranges described above. The low end of the resulting implied equity value range for the Transferred Business was then divided by the combined equity values of the Transferred Business and the Company at the low end of their respective ranges, and the high end of the resulting implied equity value range for the Transferred Business was divided by the combined equity values of the Transferred Business and the Company at the high end of their respective ranges, to determine a range of implied pro forma ownership percentages in the combined company for the Schlumberger Parties. TPH compared these ranges of implied pro forma ownership percentages in the combined company for the Schlumberger Parties to the implied pro forma ownership percentage in the combined company for the Schlumberger Parties in the proposed Acquisition of 37%, based on the outstanding shares of Common Stock as of August 31, 2020. The results of this analysis are summarized in the following table:

Forecast Case	Implied Enterprise Value Range (in $ millions)		Implied Pro Forma Ownership Percentage Range of the Schlumberger Parties
	Company	Transferred Business
Base Case	$1,036 - $2,061	$726 - $1,464	43% - 44%
Low Case	$981 - $1,999	$442 - $898	32% - 34%
Proposed Acquisition			37%

Pro Forma Analyses

Discounted Cash Flow Accretion/Dilution Analysis

TPH performed a discounted cash flow accretion/dilution analysis to determine whether the proposed acquisition would be accretive or dilutive to the holders of the Company’s Common Stock, by comparing a range of implied per share values of the post-acquisition company to a range of implied per share values of the Company on a status quo basis (in each case as of January 1, 2021), based on the Company’s Forecast for the Company, the Pro Forma Forecasts and the Synergies.

TPH performed a discounted cash flow analysis to determine a range of implied enterprise values for the Company on a status quo basis, based on the Company’s Forecast for the Company, as described above. TPH then subtracted the projected net debt for the Company as of December 31, 2020 from the range of implied enterprise values to derive a range of implied equity values for the Company. The resulting range of implied equity values were then divided by the number of fully diluted shares outstanding of the Company’s Common Stock to derive a range of implied per share values for the Company.

TPH also performed a discounted cash flow analysis to determine a range of implied enterprise values for the post-acquisition company, based on the Pro Forma Forecasts and the Synergies, and management assumptions for transaction expenses and severance costs. In performing its analysis, TPH applied discount rates ranging from 12% to 18% to the post-acquisition company’s (i) estimated unlevered free cash flows during the calendar years 2021 through 2024, based on a mid-year convention for discounting, and (ii) estimated terminal value at the end of calendar year 2024, based on the post-acquisition company’s estimated one-year forward EBITDA. The discount rates reflected estimates of the post-acquisition company’s weighted average cost of capital.

In conducting its discounted cash flow analysis of the post-acquisition company, TPH utilized the unlevered free cash flows (as defined above) for the calendar years 2021 through 2024 based on the Pro Forma Forecasts and the Synergies, as provided by management of the Company. TPH calculated the post-acquisition company’s terminal value by applying EV/EBITDA multiples ranging from 3.0x to 6.0x, based on a review of selected public companies and selected transactions in the oilfield services industry, to the post-acquisition company’s estimated 2025 EBITDA, as set forth in the Pro Forma Forecasts, as provided by management of the Company. The estimated unlevered free cash flows and terminal value were then discounted to present value using the range of discount rates referred to above to determine a range of enterprise values of the post-acquisition company as of January 1, 2021. TPH then subtracted the projected net debt of the post-acquisition company as of December 31, 2020 from the range of implied enterprise values to derived a range of implied equity values. This result was then divided by the projected number of fully-diluted shares outstanding for the post-acquisition company to derive a range of implied per share values for the post-acquisition company.

Based on these calculations, TPH then analyzed whether the merger would be accretive or dilutive to holders of the Company’s Common Stock by dividing the low end of range of implied per share values for the post-acquisition company by the low end of the range of implied per share values for the Company on a status quo basis, and dividing the high end of the range of implied per share values for the post-acquisition company by the high end of the range of implied per share values from the Company on a status quo basis, for each of the Base Case, Low Case and Alternative Demand Case. The results of this analysis are summarized in the following table:

Forecast Scenario	Range of Implied Per Share Values		Range of Accretion/Dilution per share of Company Common Stock
	Status Quo	Post-acquisition Company
Base Case	$7.87 - $16.71	$13.18 - $26.39	58% - 67%
Low Case	$7.40 - $16.18	$10.98 - $22.13	37% - 48%
Alternative Demand Case	$11.40 - $26.52	$13.84 - $28.65	8% - 21%

Illustrative Undiscounted Future Value per Share Analysis

TPH calculated a range of undiscounted implied values per share of the Company’s Common Stock on a status quo basis, based on the Company’s Forecast for the Company, and compared such range of implied values per share to a range of undiscounted implied values per share of the post-acquisition company, based on the Pro Forma Forecasts and the Synergies. An illustrative range of implied values per share for the Company’s Common Stock, on a status quo basis, as of December 31 for the calendar years 2020 through 2024 was calculated by multiplying a range of EV/EBITDA multiples from 3.0x to 6.0x, based on a review of selected public companies and selected transactions in the oilfield services industry, by the estimated EBITDA for the Company on a status quo basis for the calendar years 2021 through 2025 to determine a range of implied enterprise values for the Company. TPH then subtracted the projected net debt as of December 31 for the calendar years 2020 through 2024 from the range of implied enterprise values to determine a range of implied equity values for the Company, and divided the resulting range of implied equity values by the projected fully diluted number of shares outstanding as of such dates to derive a range of undiscounted implied values per share for the Company’s Common Stock on a status quo basis.

TPH also calculated a range of undiscounted implied values per share of the Company’s Common Stock for the post-acquisition company, based on the Pro Forma Forecasts and the Synergies. An illustrative range of implied values per share for the post-acquisition company as of December 31 for the calendar years 2020 through 2024 was calculated by multiplying a range of EV/EBITDA multiples from 3.0x to 6.0x, based on a review of selected public companies and selected transactions in the oilfield services industry, by the estimated EBITDA for the post-acquisition company for the calendar years 2021 through 2025 to determine a range of implied enterprise values for the post-acquisition company. TPH then subtracted the projected net debt as of December 31 for the calendar years 2020 through 2024 from the range of implied enterprise values to determine a range of implied equity values for the post-acquisition company, and divided the resulting range of implied equity values by the projected fully diluted number of shares outstanding as of such dates to derive a range of undiscounted implied values per share for the post-acquisition company, for each of the Base Case, Low Case and Alternative Demand Case. The results of this analysis are summarized in the following table:

Forecast Scenario	Range of Implied Per Share Values
	Status Quo	Post-acquisition Company
Base Case	$2.77 - $26.24	$5.97 - $40.60
Low Case	$1.42 - $25.54	$4.15 - $34.09
Alternative Demand Case	$4.34 - $42.15	$7.13 - $44.43

Other Analyses

In addition to conducting the analyses described above, TPH reviewed the following data, which was used for reference purposes only and was not used in the determination by TPH of the fairness, from a financial point of view, of the Consideration to be paid by the Company or its subsidiaries pursuant to the Transaction Agreement.

Selected Publicly Traded Companies Analysis

TPH reviewed and analyzed certain financial information related to selected publicly traded companies whose operations TPH believed, based on its professional judgment and experience with companies in the oilfield services industry, to be similar to the Company’s and the Transferred Business’ operations for purposes of this analysis.

TPH selected the companies reviewed in this analysis because, among other things, the companies operate businesses that have similar characteristics as the Company and the Transferred Business. However, no selected company or group of companies is identical to the Company or the Transferred Business. Accordingly, TPH

believes that purely quantitative analyses are not, in isolation, determinative in the context of the proposed Acquisition, and that qualitative judgments concerning differences between the financial and operating characteristics and prospects of the Company and the Transferred Business and the selected public companies that could affect the public trading values of each also are relevant.

TPH calculated and compared various financial multiples for each of the selected public companies, including, among other things, the implied enterprise value to estimated EBITDA multiples, referred to below as “EV/EBITDA” for each of the calendar years 2020, 2021 and 2022. All of these calculations were performed and based on publicly available financial data and closing prices as of August 28, 2020. The estimated EBITDA used by TPH in its analysis for each of the selected public companies listed below was based on publicly available consensus estimates as reported by FactSet and Bloomberg as of August 28, 2020. The results of this analysis are summarized in the following table:

Company	EV/EBITDA
	2020E	2021E	2022E
NexTier Oilfield Solutions Inc.(1)	9.4x	9.9x	3.8x
ProPetro Holding Corp.	5.1x	6.6x	3.8x
RPC, Inc.	NMF	34.4x	7.8x
U.S. Well Services, Inc.	7.0x	7.4x	3.8x

Note: Multiples in excess of 50.0x are shown as “NMF”.

(1)	Pro forma for the divestiture of the Well Support Services segment.

TPH noted that the resulting median EV/EBITDA multiples in this analysis were 7.0x, 8.6x and 3.8x, for the estimated EBITDA in calendar years 2020, 2021 and 2022, respectively.

Selected Transactions Analysis

TPH reviewed and analyzed certain financial information related to selected transactions in the oilfield services and U.S. pressure pumping industry with a transaction value greater than $100 million from November 2006 to the present.

No selected transactions were identical or entirely comparable to the proposed Acquisition. Accordingly, TPH believes that quantitative analyses are not, in isolation, determinative in the context of the proposed Acquisition, and that also relevant are qualitative judgments concerning differences between the financial and operating characteristics and prospects of the Company and the Transferred Business and the selected transactions that could affect the values of each. TPH considered certain financial metrics derived from such selected transactions, including the enterprise value to last twelve months EBITDA multiples, referred to below as “EV/LTM EBITDA”, and enterprise value to one-year forward estimated EBITDA multiples, referred to below as “EV/FY1 EBITDA”.

The following is a list of the selected transactions reviewed by TPH for which data regarding EV/LTM EBITDA or EV/FY1 EBITDA multiples were available:

Date	Acquiror	Target	EV/LTM EBITDA	EV/FY1 EBITDA
6/17/2019	Keane Group Holdings, LLC	C&J Energy Services, Inc.	3.0x	3.4x
11/13/2018	ProPetro Holding Corp.	Pioneer Natural Resources Company (pressure pumping assets)	N/A	2.9x
7/15/2018	Matlin & Partners Acquisition Sponsor LLC	U.S. Well Services, Inc.	4.0x	2.6x
2/22/2018	STEP Energy Services Ltd.	Tucker Energy Services Holdings, Inc.	4.9x	3.2x
3/22/2017	Trican Well Service Ltd.	Canyon Services Group Inc.	NM	7.2x
12/12/2016	Patterson-UTI Energy, Inc.	Seventy Seven Energy Inc.	13.1x	16.0x
1/26/2016	Keane Group Holdings, LLC	Trican Well Service Ltd. (US Pressure Pumping)	5.4x	N/A
6/25/2014	C&J Energy Services, Inc.	Nabors Industries Ltd. (Completion & Production Business)	8.9x	N/A
10/10/2011	Superior Energy Services, Inc.	Complete Production Services, Inc.	6.3x	5.2x
8/1/2011	Archer Limited	Great White Energy Services, Inc.	13.7x	5.3x
6/2/2011	Basic Energy Services, Inc.	Maverick Corporation	N/A	4.8x
4/19/2011	Temasek Holdings Private (Limited)	Frac Tech Holdings, LLC	10.8x	5.4x
8/9/2010	Nabors Industries Ltd.	Superior Well Services Inc.	18.7x	8.6x
8/31/2009	Baker Hughes Incorporated	BJ Services, Inc.	6.8x	9.8x
9/15/2008	Superior Well Services, Inc.	Diamondback Holdings LLC	6.5x	N/A
2/2/2007	Trican Well Service Ltd.	Liberty Pressure Pumping LP	N/A	3.9x
1/10/2007	Basic Energy Services, Inc.	JetStar Consolidated Holdings, Inc.	5.0x	5.0x
11/8/2006	Complete Production Services, Inc.	Pumpco Services, Inc.	4.6x	N/A

Note:	Selected transactions for which certain data were not available are shown as “N/A”; selected transactions for which EBITDA was negative are shown as “NM”.

TPH noted that the resulting median EV/LTM EBITDA and EV/FY1 EBITDA multiples in this analysis were 6.4x and 5.1x, respectively, and that the resulting mean EV/LTM EBITDA and EV/FY1 EBITDA multiples in this analysis were 8.0x and 5.9x, respectively.

General

The Company selected TPH to act as its financial advisor in connection with the proposed Acquisition contemplated by the Transaction Agreement on the basis of TPH’s experience in transactions similar to the transactions described in the Transaction Agreement, its reputation in the investment community and its familiarity with the Company and its business.

TPH and its affiliates, including Perella Weinberg Partners, as part of their investment banking business, are regularly engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and other transactions as well as for estate, corporate and other purposes.

TPH also engages in securities trading and brokerage, investment management activities, equity research and other financial services, and in the ordinary course of these activities, TPH may from time to time acquire, hold or sell, for their own accounts and for the accounts of their customers, (a) equity, debt and other securities (including derivative securities) and financial instruments (including bank loans and other obligations) of the

Company, any of the other parties to the Transaction Agreement and any of their respective affiliates and (b) any currency or commodity that may be material to the parties to the Transaction Agreement or otherwise involved in the proposed Acquisition and the other matters contemplated by the Transaction Agreement.

In addition, TPH and certain of its employees, including members of the team performing services in connection with the proposed Acquisition, as well as certain investment management funds associated or affiliated with TPH in which they may have financial interests, may from time to time acquire, hold or make direct or indirect investments in or otherwise finance a wide variety of companies, including the Schlumberger Parties, the Company, other prospective purchasers or their respective equity holders or affiliates.

TPH acted as financial advisor to the Company in connection with, and participated in certain negotiations leading to, the proposed Acquisition contemplated by the Transaction Agreement. Pursuant to the terms of its engagement, the Company agreed to pay TPH a fee for its services that is expected to be approximately $5 million, $1.5 million of which became payable upon the rendering of TPH’s opinion and the remaining portion of which is contingent upon the consummation of the proposed Acquisition. In addition, the Company agreed to pay TPH a fee of up to $1.5 million in the Company’s sole discretion upon the consummation of the proposed Acquisition. The Company also agreed to reimburse TPH for the reasonable out-of-pocket expenses, including the fees and expenses of its legal counsel, incurred by TPH in connection with its engagement, and to indemnify TPH, its affiliates and its and their respective directors, officers, partners, agents or employees for certain liabilities related to or arising out of its rendering of services under its engagement or to contribute to payments TPH may be required to make in respect of these liabilities.

TPH previously provided services to the Company on unrelated matters, including serving as an underwriter in connection with the Company’s initial public offering in 2018 and, as previously disclosed to the Company, TPH previously provided services to certain controlled portfolio companies of Riverstone Holdings LLC, an indirect shareholder of the Company, on unrelated matters. TPH may in the future provide investment banking or other financial services to the Schlumberger Parties, the Company, Riverstone Holdings LLC or any of the other parties to the proposed Acquisition or their respective shareholders, affiliates or portfolio companies. In connection with such investment banking or other financial services, TPH may receive compensation.

Interests of Certain Persons in the Acquisition

In considering the recommendation of our Board to vote for the proposals presented at the Special Meeting, including the Stock Issuance Proposal, you should be aware that certain executive officers of the Company have interests in the Acquisition that are different from, or in addition to, the interests of our stockholders generally. The Board was aware of and considered these interests, among other matters, in evaluating the Acquisition and Transaction Documents and before recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting, including the Stock Issuance Proposal.

For purposes of the plans and agreements described below, the completion of the Acquisition will constitute a “change in control” as defined within the applicable documents.

Change in Control Payments and Benefits

The Company has entered into a Change in Control Agreement with two of the Company’s named executive officers (“NEOs”), R. Sean Elliott, the Company’s Vice President, General Counsel & Corporate Secretary, and Ryan T. Gosney, the Company’s Chief Accounting Officer (the “Change in Control Agreements”), pursuant to which such NEOs may become eligible to receive severance benefits upon a qualifying termination of employment following the Acquisition. No other executive officers are party to a Change in Control Agreement. Under the Change in Control Agreements, if the NEO terminates his employment for Good Reason (defined below) or if his employment is terminated by the Company without Cause (defined below), and not by reason of Disability (defined below) or death, and such termination occurs on, or during the 18-month period following, the date on which the Acquisition occurs, then such NEO would be eligible to receive the following payments and/or benefits, subject to such NEO’s timely execution and non-revocation of a release of claims in favor of the Company and continued compliance with other restrictive covenants, including non-solicitation, non-disclosure, and assignment of invention agreements:

•

two times the sum of (a) the NEO’s annualized base salary for the year in which the termination occurs (or, if greater, that in effect immediately preceding the date on which the Acquisition occurs) plus (b) an amount equal to the higher of (i) the NEO’s target annual cash incentive bonus for the year in which the termination occurs or (ii) the average of the NEO’s target annual cash incentive bonus for the three most recently completed calendar years, payable in a lump sum on the Company’s first regularly scheduled pay date following the date that the release becomes effective;

•

prorated portion of the NEO’s target annual cash incentive bonus for the calendar year in which the termination occurs, payable in a lump sum on the Company’s first regularly scheduled pay date following the date of the termination;

•

reimbursement on a monthly basis for the difference between the amount the NEO pays for continued coverage under the Company’s group health plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) and the employee contribution amount that similarly situated employees of the Company pay for the same or similar coverage under such group health plans for up to 18 months, and if the NEO has not become eligible to participate in another employer’s group health plans prior to the earlier of (a) the date that is 18 months following the date of the termination or (b) December 1 of the calendar year following the date of the termination, a lump sum cash payment equal to six times such monthly reimbursement amount; and

•

accelerated vesting of all outstanding time-based and performance-based equity awards granted pursuant to any Company long term incentive plan as of the date of termination, with such performance-based equity awards being vested at the higher of target performance or actual performance through the termination date.

Under the Change in Control Agreements, if the NEO’s employment is terminated by the Company for “Cause,” by such NEO for any reason other than “Good Reason,” or due to such NEO’s death or “Disability,” then the NEO is not eligible to receive any severance payments or benefits.

For purposes of the Change in Control Agreements:

•	“Cause” generally means the NEO’s:

○	material breach of the Change in Control Agreement or any other agreement with the Company;

○	material breach of any policy or code of conduct of the Company or any of its subsidiaries;

○	violation of any law applicable to the workplace or employment relationship that is materially injurious to the Company;

○	gross negligence, willful misconduct or willful breach of fiduciary duty, fraud, theft or embezzlement;

○	conviction or indictment of or plea of nolo contendere to a felony or conviction of or plea of nolo contendere to any crime involving moral turpitude; or

○

willful failure or refusal (other than due to Disability) to substantially perform such executive officer’s obligations or to follow in any material respect any specific lawful direction from the Company.

If the Board determines in good faith that the NEO’s (a) material breach of the Change in Control Agreement, any other agreement of the Company or any policy or code of conduct of the Company, (b) violation of any law applicable to the workplace or employment relationship that is materially injurious to the Company or (c) failure or refusal to substantially perform his or her duties or to follow in any material respect any specific lawful direction from the Company is capable of being remedied, then the Board must give the NEO 30 days’

written notice and give such NEO the right to remedy such violation or failure within a reasonable period of time (to begin no less than 10 days following the date of such notice).

•	“Change in Control” generally has the same meaning as set forth in the LTIP and as described below.

•

“Disability” means, generally, the Company’s determination that the NEO cannot perform the essential functions of his position due to physical or mental impairment that continues, or can reasonably be expected to continue, for a period in excess of 120 consecutive days or 180 days, whether or not consecutive, in any 12-month period.

•	“Good Reason” means, generally:

○	a material diminution in the NEO’s total cash compensation;

○	a material diminution in the NEO’s authority, duties or responsibilities (including titles and reporting relationships) as a whole;

○	required relocation of more than 50 miles from the NEO’s principal place of employment as of the effective date of the Change in Control Agreement;

○	a material breach by the Company of the Change in Control Agreement or any other written agreement between the NEO and the Company; or

○	a failure to timely pay or provide any material payment, benefit or other consideration or compensation owed to the NEO.

Notwithstanding the foregoing, a NEO will not have grounds for Good Reason if such NEO consented in writing to the act or omission. In order to have grounds for Good Reason, (a) the NEO must notify the Company of the occurrence of the circumstances giving rise to Good Reason within 60 days of such circumstances first arising, (b) the Company must not have cured such act or omission within 30 days of receiving such notice and (c) the date of the NEO’s termination must occur within 60 days after the end of the cure period.

Treatment of Equity Awards

The Company has granted restricted stock and time-based and performance-based RSUs under the LTIP. Mr. Gusek, the Company’s President, is the only executive officer with shares of restricted Class A Common Stock granted pursuant to the LTIP. No directors own restricted shares. The restricted shares owned by Mr. Gusek will become 100% vested upon the earlier of the completion of the Acquisition or October 31, 2020, provided that he remains continuously employed by the Company through such earlier date.

Under the LTIP and the applicable award agreements for RSUs, the vesting of RSUs, whether time- or performance-based, will only be accelerated upon the participant’s death or “Disability.” No RSUs will vest in connection with the Acquisition pursuant to the LTIP. Messrs. Elliott’s and Gosney’s RSUs may vest pursuant to their respective Change in Control Agreements as described above.

For purposes of the LTIP and the award agreements thereunder:

•

“Change in Control” generally means (a) the acquisition by any one person or group of 50% or more of the total fair market value or total voting power of our outstanding securities, (b) the acquisition by any one person or group (other than by Riverstone or its affiliates until such time as Riverstone or its affiliates holds less than 20% of the total voting power of our outstanding securities) during any 12-month period of 30% or more of the total voting power of our outstanding securities, (c) the replacement of a majority of our Board during any 12-month period with directors whose appointment or election is not endorsed by a majority of the Board prior to the date of the appointment or election and (d) a sale to any one person or group of 40% or more of the total gross fair market value of our assets during any 12-month period.

•

“Disability” generally means the participant’s inability to perform his or her duties after reasonable accommodations have been made, due to a mental or physical impairment that continues (or can reasonably be expected to continue) for (a) 90 consecutive days or (b) 180 days out of any 365-day period.

Quantification of Potential Payments and Benefits to our Named Executive Officers

In accordance with Item 402(t) of Regulation S-K, the below table sets forth the amount of payments and benefits that each of our NEOs would or may receive in connection with the Acquisition. The payments and benefits described below are calculated based on, to the extent applicable, each NEO’s existing Change in Control Agreement and equity arrangements with us and may include certain payments or benefits that are contingent upon services to be provided by such NEO to us, but only as set forth under the terms and conditions of our arrangements with the NEOs. Accordingly, see the section captioned “—Interests of Certain Persons in the Acquisition” above, for a description of the change in control payments and treatment of the NEOs’ equity awards.

Please note that the amounts reported below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including assumptions described in footnotes to the table. For example, we have assumed that:

•

the relevant price per share of the Class A Common Stock is $8.56, which is equal to the average closing market price of the Company’s Class A Common Stock over the first five business days following the first public announcement of the Acquisition on September 1, 2020 (which five-business day period includes September 1, 2020, September 2, 2020, September 3, 2020, September 4, 2020, and September 8, 2020);

•	the closing date of the Acquisition is September 15, 2020, the latest practicable date prior to the filing of this proxy statement;

•

while the Company has the ability to accelerate the vesting of all equity awards granted under the LTIP in connection with the Acquisition, the Company will not exercise such discretion and there is no “single-trigger” benefit potentially payable to the NEOs pursuant to the LTIP that must be quantified below other than the restricted stock award held by Mr. Gusek; and

•

except where otherwise described below, each NEO experiences a qualifying termination in connection with the Acquisition, making all payments or benefits described below attributable to a “double-trigger” arrangement.

The actual amounts payable to our NEOs will depend on whether the NEO experiences a qualifying termination, the date of termination (if any) and the terms of the plans or agreements in effect at such time, and accordingly may differ materially from the amounts set forth below.

Change in Control Compensation

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Christopher A. Wright	—	—	—	—
Michael Stock	—	—	—	—
Ron Gusek	—	834,540	—	834,540
R. Sean Elliott	1,723,554	1,707,926	21,388	3,452,868
Ryan T. Gosney	1,109,953	1,049,336	36,995	2,196,284

(1)

These amounts reflect cash severance under the Change in Control Agreements with Messrs. Elliott and Gosney described under “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Acquisition—

Interests of Certain Persons in the Acquisition—Change in Control Payments and Benefits” beginning on page 110. Details of the cash payments are shown in the following supplemental table:

Name	Salary ($)		Bonus ($)		Prorated Bonus ($)(c)	Total ($)
Christopher A. Wright	—		—		—	—
Michael Stock	—		—		—	—
Ron Gusek	—		—		—	—
R. Sean Elliott	749,088	(a)	720,000	(b)	254,466	1,723,554
Ryan T. Gosney	561,816	(a)	405,000	(b)	143,137	1,109,953

(a)

Two times Messrs. Elliott’s and Gosney’s annualized base salary for the year in which their respective terminations occurred, presumed for purposes of these disclosures to be 2020. Each of Messrs. Elliott’s and Gosney’s 2020 annualized base salaries were temporarily reduced prior to the Acquisition due to COVID-19 and current market conditions, but for purposes of this table we assumed that severance amounts payable pursuant to the Change in Control Agreements would be determined using the annualized base salaries in effect immediately prior to such temporary reductions. Cash severance amounts may be significantly less than those included in this table if such severance amounts are determined by the Company using the temporarily reduced annualized base salaries.

(b)	Two times Messrs. Elliott’s and Gosney’s target annual bonus for 2020.
(c)	Prorated target cash bonus as of September 15, 2020.

(2)

These amounts reflect the value of time-based and performance-based RSUs and restricted shares, as described under “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Acquisition—Interests of Certain Persons in the Acquisition—Treatment of Equity Awards” beginning on page 112. Mr. Gusek’s restricted shares will vest immediately upon the Acquisition (and such vesting is therefore pursuant to a “single-trigger” arrangement), and Messrs. Elliott’s and Gosney’s RSUs will vest in connection with certain terminations of employment upon or following the Acquisition pursuant to the Change in Control Agreements. The amount is based on a per share value of the Company’s Class A Common Stock of $8.56, which value represents the average closing market price of the Company’s Class A Common Stock over the first five business days following the first public announcement of the Acquisition. Details of the equity award payments are shown in the following supplemental table:

Name	Time- Based RSUs ($)(d)	Performance- Based RSUs ($)(e)	Restricted Stock ($)(f)	Total ($)
Ron Gusek	—	—	834,540	834,540
R. Sean Elliott	849,546	858,380	—	1,707,926
Ryan T. Gosney	521,972	527,364	—	1,049,336

(d)	Amounts reflect the number of time-based RSUs accelerated (99,246 for Mr. Elliott and 60,978 for Mr. Gosney) multiplied by $8.56.
(e)

Performance-based RSUs are calculated by multiplying the maximum number of such RSUs awarded in 2019 and 2020 (100,278 for Mr. Elliott and 61,608 for Mr. Gosney) by $8.56. As of September 15, 2020, the assumed termination date for each of Messrs. Elliott and Gosney for purposes of these disclosures, the performance-based RSUs granted in 2019 and 2020 were tracking above target performance. For purposes of this table, we assumed that the maximum number of such RSUs would become vested upon the assumed termination date, but the actual number of such RSUs that would become earned pursuant to the Change in Control Agreements would be determined based on actual performance as of the date of the termination and may be significantly less than the maximum number assumed for purposes of this table.

(f)	Amounts shown reflect the number of restricted shares accelerated (97,493) multiplied by $8.56.

(3)

These amounts reflect benefits that are part of severance under the Change in Control Agreements described under “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Acquisition—Interests of Certain Persons in the Acquisition—Change in Control Payments and Benefits” beginning on page 110, which include reimbursement of a portion of the COBRA premiums paid by Messrs. Elliott and Gosney for 18 months and a lump sum payment for six months of such reimbursement amount (presuming that neither Messrs. Elliott nor Gosney will be eligible to participate in another employer’s group health plans by the earlier of 18 months following their terminations or December 1 of the calendar year following the date of their terminations). The amounts reported are based on the premiums in effect as of September 15, 2020, which are assumed for purposes of this table to remain the same throughout the applicable benefit reimbursement period.

Board of Directors of the Company Following the Acquisition

If the Acquisition is consummated, pursuant to the A&R Stockholders Agreement, the Company, Riverstone, and the Schlumberger Parties are obligated to use reasonable best efforts to cause certain nominees who are reasonably acceptable to the Company’s Governance Committee to be elected to serve as directors on the Board, as more particularly described above in the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—Transaction Documents—A&R Stockholders Agreement.”

Schlumberger Limited’s right to designate directors to the post-acquisition company’s board of directors is subject to the Schlumberger Parties’ ownership percentage of the total outstanding shares of Common Stock. If the Schlumberger Parties and their affiliates collectively beneficially own: (a) 20% or greater of the outstanding shares of Common Stock, they will have the right to appoint two directors or (b) greater than 10% but less than 20% of the outstanding shares of Common Stock, they will have the right to appoint one director.

Following the Closing, it is anticipated that the Riverstone nominees will be Ken Babcock and Brett Staffieri, who are currently on the Company’s Board, and the Schlumberger Parties’ nominees will be two individuals designated by Schlumberger Limited.

Total Company Shares to be Issued in the Acquisition

Upon completion of the Acquisition and assuming the Canadian Buyer Note is satisfied in shares of Class A Common Stock, the Company will issue 66,326,134 shares of the Class A Common Stock to the Schlumberger Parties, and the Schlumberger Parties are expected to own approximately 37% of the outstanding shares of Common Stock as of August 31, 2020 on a pro forma basis.

Appraisal Rights

Appraisal rights are not available to our stockholders in connection with the Acquisition.

Accounting Treatment

The Acquisition will be accounted for using the acquisition method of accounting for business combinations. The allocation of the preliminary estimated purchase price is based upon management’s estimates of and assumptions related to the fair value of assets to be acquired and liabilities to be assumed. The Company expects to finalize its allocation of the purchase consideration as soon as practicable and within one year from the Closing Date of the Acquisition.

Regulatory Matters

HSR Act

Under the HSR Act and the rules that have been promulgated thereunder by the FTC, certain transactions may not be consummated unless information has been furnished to the Antitrust Division and the FTC and certain waiting period requirements have been satisfied. The Acquisition is subject to these requirements and may not be completed until the expiration of a 30-day waiting period following the filing of the required Notification and Report Forms with the Antitrust Division and the FTC or until early termination is granted. If the FTC or the Antitrust Division makes a Second Request, the waiting period with respect to the Acquisition will be extended for an additional period of 30 days, which will begin on the date on which the Company and Schlumberger US each certify compliance with the Second Request. Complying with a Second Request can take a significant period of time. On September 16, 2020, the Company and Schlumberger US filed the required forms under the HSR Act with the Antitrust Division and the FTC. The FTC and Antitrust Division granted early termination of the 30-day waiting period with respect to the Acquisition effective September 25, 2020.

At any time before or after consummation of the Acquisition, notwithstanding termination of the waiting period under the HSR Act, the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Acquisition. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot assure you that the Antitrust Division, the FTC, any state attorney general, or any other government authority will not attempt to challenge the Acquisition on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.

Competition Act

Part IX of the Competition Act requires that parties to Notifiable Transactions provide a Notification to the Commissioner. Subject to certain limited exceptions, a Notifiable Transaction cannot be completed until the parties to the transaction have each submitted the information prescribed pursuant to subsection 114(1) of the Competition Act to the Commissioner and the applicable waiting period has expired, has been terminated early or the appropriate waiver has been provided by the Commissioner.

The Acquisition constitutes a Notifiable Transaction, and as such, the Company must comply with the merger notification provisions of Part IX of the Competition Act.

The waiting period is 30 days after the day on which the parties to the Notifiable Transaction have submitted their respective notifications. The parties are entitled to complete their Notifiable Transaction at the end of the 30-day period, unless the Commissioner notifies the parties of a Supplementary Information Request. In the event that the Commissioner provides the parties with a Supplementary Information Request, the Notifiable Transaction cannot be completed until 30 days after compliance with such Supplementary Information Request, provided that there is no order issued by the Competition Tribunal in effect prohibiting completion at the relevant time. The Commissioner’s substantive assessment of a Notifiable Transaction may extend beyond the statutory waiting period.

In addition, or as an alternative to filing a Notification, a party to a Notifiable Transaction may apply to the Commissioner for an ARC or, in the event that the Commissioner is not prepared to issue an ARC, a No-Action Letter. If the Commissioner issues an ARC, the parties are exempt from having to file a Notification; if the Commissioner issues a No-Action Letter, upon the request of the parties, the Commissioner can issue a Waiver.

The Commissioner may conduct a Competition Challenge. If the Tribunal agrees with the Commissioner, it can issue an order prohibiting the transaction, provided that the transaction has not been completed by such time, or it can order the divestiture of shares or assets where the transaction already has been completed; the Tribunal cannot issue an order, however, where the Parties have been able to establish the elements of the statutory efficiencies defence. The Commissioner is precluded from bringing a Competition Challenge on substantially the same information that an ARC was issued, provided that the Notifiable Transaction was completed within one year after the ARC was issued. No such prohibition on bringing a Competition Challenge applies to the issuance of a No-Action Letter.

An ARC was issued by the Commissioner with respect to the Acquisition on September 30, 2020.

Why the Company Needs Stockholder Approval

We are seeking stockholder approval in order to comply with NYSE Listing Rule 312.03. Under NYSE Listing Rule 312.03, stockholder approval is required prior to the issuance of common stock or other securities convertible into or exercisable for common stock, in connection with any transaction or series of related transactions if (a) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock; or (b) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock.

If the Canadian Buyer Note is satisfied in shares of Class A Common Stock, Schlumberger US and Schlumberger Canada will collectively receive the Share Consideration in connection with the Acquisition pursuant to the Transaction Agreement. For more information on the closing adjustments to the Acquisition consideration, please see the section entitled “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement.” Because this number of shares of Class A Common Stock exceeds 20% of the number of shares of Common Stock outstanding immediately prior to the Acquisition, NYSE Listing Rule 312.03 requires the Company to obtain stockholder approval before completing the Acquisition.

Effect of Proposal on Current Stockholders

If the Stock Issuance Proposal is adopted, up to 66,326,134 shares of Class A Common Stock will be issued in connection with the Acquisition and pursuant to the Transaction Agreement. The issuance of such shares would result in significant dilution to our stockholders and would afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company.

Vote Required for Approval

This Stock Issuance Proposal (and consequently, the Acquisition and the transactions contemplated in connection therewith) will be adopted and approved only if a majority of the votes cast by holders of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present, vote “FOR” the Stock Issuance Proposal. A Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting, as well as a broker non-vote with regard to the Stock Issuance Proposal will have no effect on the Stock Issuance Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote “AGAINST” the Stock Issuance Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE STOCK ISSUANCE PROPOSAL.

PROPOSAL NO. 2—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow adjournment of the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal. The presiding person of the Special Meeting also has the power to adjourn the Special Meeting to another date or dates. If a quorum is not present at the Special Meeting, either the chairman of the Board or the affirmative vote of a majority of the shares having voting power present in person or represented by proxy at the Special Meeting may adjourn the meeting to another place, date or time. The Special Meeting may be adjourned for up to 30 days without further notice other than by an announcement made at the Special Meeting.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting, assuming a quorum is present. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting, as well a broker non-vote with regard to the Adjournment Proposal will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote “AGAINST” the Adjournment Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT THE COMPANY

General Information About the Company

Incorporated in 2011, the Company is an independent provider of hydraulic fracturing services and goods to onshore oil and natural gas E&P companies in North America. We provide our services primarily in the Permian Basin, the Eagle Ford Shale, the Denver-Julesburg Basin, the Williston Basin, the San Juan Basin, and the Powder River Basin. The Company’s principal executive office is located at 950 17th Street, Suite 2400, Denver, Colorado 80202. The Company’s telephone number is (303) 515-2800. The Company maintains an internet site at www.libertyfrac.com. Except for the Company’s filings with the SEC that are incorporated by reference into this proxy statement, the information on or accessible through the Company’s website is not a part of this proxy statement. For further information about the Company, please review the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and subsequent Quarterly Reports on Form 10-Q, which are incorporated by reference herein. Please see the section entitled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference.”

INFORMATION ABOUT ONESTIM

Overview

OneStim is primarily a provider of hydraulic fracturing services and products to oil and natural gas E&P companies in onshore United States and Canada. OneStim is indirectly 100% owned by Schlumberger Limited. In December 29, 2017, Schlumberger Limited purchased Weatherford’s US hydraulic fracturing and pumpdown perforating business for $430 million, including US-based facilities, field assets, and supplier and customer contracts, and expanded its OneStim business.

OneStim provides a low cost-to-serve and highly competitive service delivery platform in North America’s unconventional plays. OneStim’s services include its pressure pumping, pumpdown perforating, and Permian frac sand business. OneStim’s assets include approximately 500 green tagged hydraulic fracturing pumps and the Monahans Mine Assets and Kermit Mine Assets, located in the Permian Basin which provide integrated access to the raw materials used in frac sand. Additionally, OneStim utilizes its suite of patents and other intellectual property to improve service efficiency, reduce risks, and improve productivity.

OneStim’s website is located at https://www.slb.com/completions/stimulation/onestim.

Geographic Areas of Operation

OneStim operates in many of the major onshore basins in North America, including the Permian Basin, Eagle Ford Shale, Marcellus Shale, the Midcontinent, Williston Basin, Haynesville Formation and Western Canada Sedimentary Basin. Through OneStim’s extensive footprint, it is able to track and implement best practices around completion trends and technology across all of its platforms and locations.

Seasonality

OneStim’s results of operations have historically reflected seasonal tendencies, generally in the first and fourth quarters, relating to the conclusion of its customers’ annual capital expenditure budgets, the holidays and inclement winter weather during which it may experience declines in its operating results.

Customers

OneStim’s customer base includes a broad range of integrated and independent E&P companies. Demand for OneStim’s services and products is cyclical and substantially dependent upon activity levels in the oil and gas industry, particularly its customers’ willingness to incur capital expenditures in the exploration for and development of oil and natural gas. OneStim’s customers’ spending plans are generally based on their outlook for near-term and long-term commodity prices. As a result, the demand for OneStim’s services and products is highly sensitive to current and expected commodity prices.

Competition

The markets in which OneStim operates are highly competitive. OneStim provides its services and products in onshore United States and Canada and competes against different companies in each service and product line it offers. OneStim’s major competitors include Halliburton Company, Baker Hughes and NexTier Oilfield Solutions, Inc. In addition, OneStim’s industry is highly fragmented and it competes regionally with a significant number of smaller service providers. OneStim believes that the principal competitive factors in the markets it serves are technology offerings, wellsite execution, service quality, technical expertise, equipment capacity, work force competency, efficiency, safety record, reputation, experience and cost. Additionally, projects are often awarded on a bid basis, which tends to create a highly competitive environment.

Suppliers

OneStim purchases a wide variety of raw materials, parts, and components from various suppliers that are manufactured and supplied for its operations. To date, OneStim has generally been able to obtain the equipment, parts, and supplies necessary to support its operations on a timely basis. While OneStim believes that it will be able to make satisfactory alternative arrangements in the event of any interruption in the supply of these materials and/or products by one of its suppliers, OneStim may not always be able to make alternative arrangements. In addition, certain materials for which OneStim does not currently have long-term supply agreements could experience shortages and significant price increases in the future. As a result, OneStim may be unable to mitigate any future supply shortages and its results of operations, prospects, and financial condition could be adversely affected.

Risk Management and Insurance

OneStim’s operations are subject to hazards inherent in the oil and natural gas industry, including, but not limited to, accidents, blowouts, explosions, craterings, fires, oil spills, and hazardous materials spills. These conditions can cause personal injury or loss of life; damage to, or destruction of, property, the environment including environmental resources such as plant life and wildlife; and the suspension of OneStim’s or its customers’ operations.

In addition, claims for loss of oil and gas production and damage to formations can occur in the oilfield services industry. If a serious accident were to occur at a location where OneStim’s equipment and services are being used, it could result in OneStim being named as a defendant in lawsuits asserting large claims.

Because OneStim’s business involves the transportation of heavy equipment and materials, it may also experience traffic accidents which may result in spills, property damage and personal injury.

Despite OneStim’s efforts to maintain high safety standards, from time to time, it has suffered accidents, and there is a risk that OneStim will experience accidents in the future. In addition to the property and personal losses from these accidents, the frequency and severity of these incidents affect OneStim’s operating costs, insurability, and relationships with customers, employees, and regulatory agencies. In particular, in recent years many of OneStim’s large customers have placed an increased emphasis on the safety records of their service providers. Any significant increase in the frequency or severity of safety-related incidents, or the general level of compensatory payments, could adversely affect the cost of, or OneStim’s ability to obtain, workers’ compensation and other forms of insurance and could have other material adverse effects on its financial condition and results of operations.

OneStim maintains insurance coverage of types and amounts that it believes to be customary in the industry including workers’ compensation, employer’s liability, claims based pollution, umbrella, comprehensive commercial general liability, business automobile and property. OneStim’s insurance coverage may be inadequate to cover its liabilities. In addition, OneStim may not be able to maintain adequate insurance in the future at rates it considers reasonable and commercially justifiable or on terms as favorable as its current arrangements.

OneStim endeavors to allocate potential liabilities and risks between the parties in its Master Service Agreements (“MSAs”). OneStim retains the risk for any liability not indemnified by its customers in excess of OneStim’s insurance coverage. These MSAs delineate OneStim’s and its customers’ respective warranty and indemnification obligations with respect to the services OneStim provides. OneStim endeavors to negotiate MSAs with its customers that provide, among other things, that OneStim and its customers assume (without regard to fault) liability for damages to their respective personnel and property. For catastrophic losses, OneStim endeavors to negotiate MSAs that include industry-standard carve-outs from these knock-for-knock indemnities. Additionally, OneStim’s MSAs often provide carve-outs to the “without regard to fault” concept that would permit, for example, it to be held responsible for events of catastrophic loss only if they arise as a result of OneStim’s gross negligence or willful misconduct. OneStim’s MSAs typically provide for industry-standard pollution indemnities, pursuant to which it assumes liability for surface pollution associated with its equipment and pollution originating above the surface (without regard to fault), and OneStim’s customers assume (without regard to fault) liability arising from all other pollution, including, without limitation, underground pollution and pollution emanating from the wellbore as a result of an explosion, fire, or blowout. This description of OneStim’s MSAs is a gross simplification of the material terms of the typical MSA that it has in place and does not reflect every MSA that OneStim has entered into or may enter into in the future, some of which may contain indemnity structures and risk allocations between OneStim and its customers that are different than those described here.

Employees

As of December 31, 2019, OneStim had approximately 3,805 employees. OneStim is not a party to any collective bargaining agreements.

Government Regulations and Environmental, Health, and Safety Matters

OneStim’s operations are subject to numerous stringent and comprehensive laws and regulations at the U.S. federal, state, and local levels governing the release of materials into the environment, environmental protection, and health and safety aspects of its operations. In addition, due to OneStim’s operations in Canada, it is subject to Canadian environmental statutes and regulations typically found at the federal, provincial or territorial levels. Failure to comply with these laws and regulations or to obtain or comply with permits may result in the assessment of administrative, civil, and criminal penalties, the imposition of remedial, corrective action or capital expenditure requirements, delays or cancellations in the permitting or performance of projects, and the imposition of injunctions or other orders to prohibit certain activities, restrict certain operations, or force future compliance with environmental requirements.

There is risk of incurring significant environmental costs and liabilities in the performance of OneStim’s operations due to its handling of petroleum hydrocarbons, hazardous substances, and wastes, as a result of releases of air emissions and wastewater discharges related to OneStim’s operations, and because of waste management and disposal practices and legacy operations. Spills or other releases of hazardous or regulated substances, including such spills and releases that occur in the future, could expose OneStim to material losses, expenditures, and liabilities under applicable environmental laws and regulations. Under certain of such laws and regulations, OneStim could be held strictly liable for the removal or remediation of previously released substances or property contamination, regardless of whether it was responsible for the release or contamination, and even if OneStim’s operations complied with applicable legal standards at the time they were conducted.

The following is a summary of some of the existing laws, rules, and regulations to which OneStim is subject.

Hazardous Substances and Waste Management

The federal Resource Conservation and Recovery Act (“RCRA”) and comparable state statutes regulate the generation, transportation, treatment, storage, disposal, and cleanup of hazardous and non-hazardous wastes. Under the guidance issued by the U.S. Environmental Protection Agency (the “EPA”), the individual states administer some or all of the provisions of RCRA, sometimes in conjunction with their own, potentially more stringent requirements. OneStim is required to manage the disposal of hazardous and non-hazardous wastes in compliance with RCRA and analogous state laws. RCRA currently exempts from the definition of hazardous waste many E&P wastes, including produced waters and other wastes intrinsically associated with the exploration, development, or production of crude oil and natural gas. However, these oil and gas E&P wastes may still be regulated under state solid waste laws and regulations, and it is possible that certain oil and natural gas E&P wastes now classified as non-hazardous under RCRA could be classified as hazardous waste in the future should the EPA determine such E&P wastes be regulated under the more stringent hazardous waste standards. The EPA has reconsidered regulating E&P wastes as RCRA hazardous wastes most recently in April 2019, concluding that any adverse effects related to oil and gas waste were more appropriately and readily addressed within the framework of existing state regulatory programs. Any future loss of the RCRA exclusion for drilling fluids, produced waters and related wastes or other stricter regulation of wastes generated during OneStim’s or its customers’ operations could result in increased costs for OneStim’s operations or the operations of its customers, which could in turn reduce demand for OneStim’s services and adversely affect its business.

Comprehensive Environmental Response, Compensation, and Liability Act

The federal Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”), also known as the Superfund law, imposes joint and several liability, without regard to fault or legality of conduct, on classes of persons considered responsible for the release of a hazardous substance into the environment. These persons include the current and former owner or operator of the site where the release occurred and anyone who transported or disposed or arranged for the transport or disposal of a hazardous substance released at the site. Persons who are or were responsible for releases of hazardous substances under CERCLA and any analogous state laws may be subject to joint and several strict liability for the costs of cleaning up the hazardous substances that have been released into the environment, for damages to natural resources and for the costs of certain health studies. OneStim currently owns, leases, or operates numerous properties that have been used for manufacturing and other industrial operations for many years. These properties and the substances disposed or released on them may be subject to CERCLA and analogous state laws. Under such laws, OneStim could be required to remove previously disposed substances and wastes, remediate contaminated property, or perform remedial operations to prevent future contamination. In addition, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the hazardous substances released into the environment. OneStim generates materials in the course of its operations that may be regulated as hazardous substances under CERCLA and other environmental laws. While petroleum and crude oil fractions are generally not considered hazardous substances under CERCLA and its analogues because of the so-called “petroleum exclusion,” adulterated petroleum products containing other hazardous substances have been treated as hazardous substances in the past, giving rise to potential liability under CERCLA.

Worker Health and Safety

OneStim is subject to a number of federal and state laws and regulations, including the federal Occupational Safety and Health Act (“OSH Act”), establishing requirements to protect the health and safety of workers. The OSHA hazard communication standard under the OSH Act, the EPA community right-to-know regulations under Title III of the federal Superfund Amendment and Reauthorization Act and comparable state statutes require maintenance of information about hazardous materials used or produced in operations and provision of this information to employees, state and local government authorities, and citizens. In 2016, OSHA published a final rule that established a more stringent permissible exposure limit for exposure to respirable crystalline silica and provided other provisions to protect employees, such as requirements for exposure assessments, methods for controlling exposure, respiratory protection, medical surveillance, hazard communication, and recording. Compliance with most aspects of the 2016 rule relating to hydraulic fracturing was required by June 2018, and the 2016 rule further requires compliance with engineering control obligations to limit exposures to respirable crystalline silica in connection with hydraulic fracturing activities by June 2021. In addition, the Federal Motor Carrier Safety Administration regulates and provides safety oversight of commercial motor vehicles, the EPA establishes requirements to protect human health and the environment, the federal Bureau of Alcohol, Tobacco, Firearms and Explosives establishes requirements for the safe use and storage of explosives, and the federal Nuclear Regulatory Commission establishes requirements for the protection against ionizing radiation. Substantial fines and penalties can be imposed, and orders or injunctions limiting or prohibiting certain operations may be issued, in connection with any failure to comply with these worker health and safety laws and regulations.

Transportation Safety and Compliance

OneStim is subject to a number of federal and state laws and regulations, including the Federal Motor Carrier Safety Regulations and Hazardous Material Regulations for interstate travel and comparable state regulations for intrastate travel. Substantial fines and penalties can be imposed and orders or injunctions limiting or prohibiting certain operations may be issued in connection with any failure to comply with laws and regulations relating to the safe operation of commercial motor vehicles.

Water Discharges

The Federal Water Pollution Control Act (the “Clean Water Act”) and analogous state laws impose restrictions and strict controls with respect to the discharge of pollutants, including spills and leaks of oil and other substances, into waters of the United States. The discharge of pollutants into regulated waters, including jurisdictional wetlands, is prohibited, except in accordance with the terms of a permit issued by the EPA or an analogous state agency. In 2015, the EPA and U.S. Army Corps of Engineers (the “Corps”) under the Obama Administration published a final rule defining the scope of federal jurisdiction over wetlands and other waters; however, this rule was repealed by the EPA and the Corps under the Trump Administration in a final rule that became effective in December 2019. In January 2020, the EPA and the Corps issued the Navigable Waters Protection Rule (the “NWPR”), re-defining the term “waters of the United States” as applied under the Clean Water Act and narrowing the scope of waters subject to federal regulation. Finalized in April 2020, the NWPR is subject to various pending legal challenges. Future implementation of the NWPR is uncertain at this time. To the extent a stay of recent rules or the implementation of a revised future rule expands the range of properties subject to the Clean Water Act’s jurisdiction, certain energy companies could face increased costs and delays with respect to obtaining permits for dredge and fill activities in wetland areas, which in turn could increase the costs of, or reduce demand for, OneStim’s services. The process for obtaining permits has the potential to delay OneStim’s operations and those of its customers. Spill prevention, control, and countermeasure requirements of federal laws require appropriate containment berms and similar structures to help prevent the contamination of navigable waters by a petroleum hydrocarbon tank spill, rupture or leak. In addition, the Clean Water Act and analogous state laws require individual permits or coverage under general permits for discharges of wastewater and storm water runoff from certain types of facilities. Federal and state regulatory agencies can impose administrative, civil, and criminal penalties as well as other enforcement mechanisms for non-compliance with discharge permits or other requirements of the Clean Water Act and analogous state laws and regulations. The Clean Water Act and analogous state laws provide for administrative, civil, and criminal penalties for unauthorized discharges and, together with the Oil Pollution Act of 1990, impose rigorous requirements for spill prevention and response planning, as well as substantial potential liability for the costs of removal, remediation, and damages in connection with any unauthorized discharges of pollutants, including petroleum.

Air Emissions

The federal Clean Air Act (the “CAA”) and comparable state laws regulate emissions of various air pollutants through air emissions permitting programs and the imposition of other requirements. In addition, the EPA has developed, and continues to develop, stringent regulations governing emissions of toxic air pollutants at specified sources. These regulations change frequently. These laws and regulations may require OneStim to obtain pre-approval for the construction or modification of certain projects or facilities expected to produce or significantly increase air emissions, obtain and strictly comply with stringent air permit requirements, or utilize specific equipment or technologies to control emissions of certain pollutants. For example, in 2015, the EPA lowered the National Ambient Air Quality Standard (“NAAQS”) for ozone from 75 to 70 parts per billion. Since that time, the EPA has issued area designations with respect to ground-level ozone and final requirements that apply to state, local, and tribal air agencies for implementing the 2015 NAAQs for ground-level ozone. State implementation of the revised NAAQS could result in stricter permitting requirements, which in turn could delay or impair our or our customers’ ability to obtain air emission permits, and result in increased expenditures for pollution control equipment, the costs of which could be significant. Federal and state regulatory agencies can impose administrative, civil, and criminal penalties, as well as injunctive relief, for non-compliance with air permits or other requirements of the CAA and associated state laws and regulations.

Climate Change

The EPA has determined that emissions of greenhouse gases, including carbon dioxide and methane, present a danger to public health and the environment because emissions of such gases are, according to the EPA, contributing to warming of the Earth’s atmosphere and other climatic changes. As a result, the EPA has in recent years promulgated rules intended to monitor and restrict the emission of greenhouse gases. In December 2015, EPA established greenhouse gas emission reporting requirements for sources in the oil and gas sector. Further, in May 2016, the EPA finalized rules that establish new controls for emissions of methane from new, modified or reconstructed sources in the natural gas sector, which were subsequently modified in September 2018 and proposed for significant rollback in August 2019, discussed below. As a result of these developments, future implementation of the 2016 performance standards requirements is uncertain at this time. The EPA has also promulgated rules requiring certain large stationary sources of greenhouse gases to obtain preconstruction permits under the CAA and follow “best available control technology” requirements. Although OneStim is not likely to become subject to greenhouse gas emissions permitting and best available control technology requirements because none of its facilities are presently major sources of greenhouse gas emissions, such requirements could become applicable to OneStim’s customers and could have an adverse effect on their costs of operations or financial performance, thereby adversely affecting OneStim’s business, financial condition, and results of operations.

Also, the U.S. Congress has from time to time considered adopting legislation to reduce emissions of greenhouse gases, and many states have already established regional greenhouse gas “cap-and-trade” programs. The adoption of any legislation or regulation that restricts emissions of greenhouse gases from the equipment and operations of OneStim’s customers or with respect to the oil and natural gas they produce could adversely affect demand for OneStim’s products and services.

In December 2015, the 21st Conference of the Parties of the United Nations Framework Convention on Climate Change resulted in 195 countries, including the United States under the Obama Administration, coming together to develop the Paris Agreement, which calls for the parties to undertake “ambitious efforts” to limit the average global temperature. The Agreement went into effect on November 4, 2016, and establishes a framework for the parties to cooperate and report actions to reduce greenhouse gas emissions. While the United States under the Trump Administration formally announced its intent to withdraw from the Paris Agreement on November 4, 2019, which withdrawal will become effective on November 4, 2020, Democratic nominee for President Joe Biden has indicated that, if elected, he would recommit the United States to the Paris Agreement.

Governmental, scientific, and public concern over the threat of climate change arising from greenhouse gas emissions has resulted in increasing political risks in the United States. In addition to his pledge to recommit the United States to the Paris Agreement, Democratic nominee for President Joe Biden has also indicated that he would limit hydraulic fracturing, pledging to ban new oil and gas permitting on federal lands and waters. Other critical oil and gas-related considerations under a Biden Administration or in the event of a Democratic Party-controlled Congress may include limitations on new leasing of federal lands or offshore waters for oil and gas E&P activities, potential elimination of certain tax rules (often referred to as subsidies) that benefit the oil and gas industry and limitations on the establishment of pipeline infrastructure. Climate change related litigation risks are also increasing, as a number of cities, local governments, and other plaintiffs have sought to bring suit against the largest oil and natural gas exploration and production companies in state or federal court, alleging, among other things, that such companies created public nuisances by producing fuels that contributed to global warming effects, such as rising sea levels. Such litigation alleges that these companies are therefore responsible for roadway and infrastructure damages caused by the effects of climate change. Additionally, some litigation alleges that the companies have been aware of the adverse effects of climate change for some time but defrauded their investors by failing to adequately disclose those impacts.

There are also increasing financial risks for fossil fuel producers, as stockholders and bondholders currently invested in fossil fuel energy companies concerned about the potential effects of climate change may elect in the future to shift some or all of their investments into non-fossil fuel energy related sectors. Institutional investors who provide financing to fossil fuel energy companies also have become more attentive to sustainability lending practices and some of them may elect not to provide funding for fossil fuel energy companies. Additionally, the lending and investment practices of institutional lenders have been the subject of intensive lobbying efforts in recent years, oftentimes public in nature, by environmental activists, proponents of the international Paris Agreement, and foreign citizenry concerned about climate change not to provide funding for fossil fuel producers. Limitation of investments in and financings for fossil fuel energy could result in the restriction, delay, or cancellation of drilling programs or development of production activities.

The adoption and implementation of any international, federal or state legislation, regulations or other regulatory initiatives that impose more stringent standards for greenhouse gas emissions from the oil and natural gas sector or otherwise restrict the areas in which this sector may produce oil and natural gas or generate greenhouse gas emissions could result in increased costs of compliance or costs of consuming, and thereby reduce demand for oil and natural gas, which could reduce demand for OneStim’s services. Additionally, political, litigation, and financial risks may result in OneStim’s customers restricting or cancelling production activities, incurring liability for infrastructure damages as a result of climatic changes, or impairing their ability to continue to operate in an economic manner, which also could reduce demand for OneStim’s services. One or more of these developments could have a material adverse effect on OneStim’s business, financial condition and results of operation.

Additionally, the increased competitiveness of alternative energy sources (such as wind, solar geothermal, tidal and biofuels) could reduce demand for hydrocarbons and therefore for OneStim’s services, which would lead to a reduction in OneStim’s revenues. Finally, most scientists have concluded that increasing concentrations of greenhouse gases in the Earth’s atmosphere may produce climate changes that could have significant physical effects, such as increased frequency and severity of storms, droughts, and floods and other climatic events; if such effects were to occur, they could have an adverse impact on OneStim’s operations.

Hydraulic Fracturing

OneStim’s businesses are dependent on hydraulic fracturing and horizontal drilling activities. Hydraulic fracturing is a common practice important to OneStim’s business that is used to stimulate production of hydrocarbons, particularly natural gas, from tight formations, including shales. The process, which involves the injection of water, sand, and chemicals under pressure into formations to fracture the surrounding rock and stimulate production, is typically regulated by state oil and natural gas commissions. However, federal agencies have asserted regulatory authority over certain aspects of the process. For example, the EPA has asserted federal regulatory authority pursuant to the federal Safe Drinking Water Act over certain hydraulic fracturing activities involving the use of diesel fuels and published permitting guidance in 2014 addressing the performance of such activities using diesel fuels.

There is considerable uncertainty surrounding regulation of the emissions of methane, which may be released during hydraulic fracturing. As noted above, in 2016, the EPA issued final regulations under the CAA establishing performance standards, including standards for the capture of methane emissions and volatile organic compounds released during hydraulic fracturing. However, the EPA has taken several steps to delay implementation of its methane standards, including most recently in September 2018, when the EPA announced a proposed rule that rolls back parts of the 2016 performance standards. Various industry and environmental groups have separately challenged both the original standards and the EPA’s attempts to delay implementation of the rule. Separately, in August 2019, the EPA issued proposed amendments that would rescind requirements related to the regulation of methane emissions from the oil and natural gas industry. Neither rulemaking has been finalized to date and, therefore, the scope of future obligations continues to remain uncertain. In addition, in 2018, a coalition of states filed a lawsuit in the U.S. District Court for the District of Columbia aiming to force the EPA to establish guidelines for limiting methane emissions from existing sources in the oil and natural gas sector; that lawsuit is pending, and as of October 2019, the EPA requested a stay of the litigation pending the outcome of the proposed overhaul of the 2016 methane requirements. In 2015, the U.S. Bureau of Land Management (the “BLM”) finalized a rule regulating hydraulic fracturing activities on federal lands, including requirements for disclosure, wellbore integrity and handling of flowback water; however, in late 2017, the BLM issued a rescission of the hydraulic fracturing rule. This rescission and the rule as promulgated are subject to ongoing litigation. The BLM also previously finalized in 2016 similar limitations on methane emissions from venting and flaring and leaking equipment from oil and natural gas activities on public lands, but in 2018 issued a final rule repealing certain provisions of the 2016 rule and reinstating the pre-2016 regulations. This repeal is the subject of ongoing litigation. As a result, future implementation of both the EPA and BLM methane rules is uncertain at this time. However, given the long-term trend towards increasing regulation, future federal regulation of methane and other greenhouse gas emissions from the oil and gas industry remain a possibility.

The EPA has also issued effluent limitation guidelines that prohibit the discharge of wastewater from hydraulic fracturing operations to publicly owned wastewater treatment plants. These rules were finalized in 2016. The EPA also conducted a study on effluent guidelines for the oil and gas industry, finalized in May 2020. It is unclear how any additional federal regulation of hydraulic fracturing activities may affect OneStim’s operations, but additional regulatory burdens on its customers could ultimately result in decreased demand for OneStim’s services.

Various studies analyzing the potential environmental impacts of hydraulic fracturing have also been performed. For example, in late 2016, the EPA released its final report on the potential impacts of hydraulic fracturing on drinking water resources. The final report concluded that “water cycle” activities associated with hydraulic fracturing may impact drinking water resources “under some circumstances,” noting that the following hydraulic fracturing water cycle activities and local- or regional-scale factors are more likely than others to result in more frequent or more severe impacts: water withdrawals for fracturing in times or areas of low water availability; surface spills during the management of fracturing fluids, chemicals or produced water; injection of fracturing fluids into wells with inadequate mechanical integrity; injection of fracturing fluids directly into groundwater resources; discharge of inadequately treated fracturing wastewater to surface waters; and disposal or storage of fracturing wastewater in unlined pits. These risks are regulated under various state, federal, and local laws.

From time to time, legislation has been introduced, but not enacted, in Congress to provide for federal regulation of hydraulic fracturing and to require disclosure of the chemicals used in the fracturing process. Democratic nominee for President Joe Biden has indicated that he would limit hydraulic fracturing, pledging to ban new oil and gas permitting on federal lands and waters. Moreover, some states, counties, and municipalities have enacted rules regulating hydraulic fracturing, or have enacted or are considering enacting moratoria on hydraulic fracturing. For example, Louisiana and Texas have adopted or are considering legal requirements that require oil and natural gas operators to disclose chemical ingredients and water volumes used to hydraulically fracture wells, in addition to more stringent well construction and monitoring requirements. In addition, New York, Vermont, Maryland and Washington have banned, or are in the process of banning, the use of high-volume hydraulic fracturing, and Colorado has enacted legislation that expands local governments’ jurisdiction over oil and gas activities, including the ability to enact zoning and other ordinances, the conditions of which could impose a de facto ban on drilling and/or hydraulic fracturing operations. Municipalities across the United States are, or have considered, similar zoning and other ordinances. Further, some states, counties, and municipalities are closely examining water use issues, such as permit and disposal options for processed water, which could have a material adverse impact on OneStim’s financial condition, prospects, and results of operations if such additional permitting requirements are imposed upon its industry. If new laws or regulations that significantly restrict hydraulic fracturing are adopted, such laws could reduce demand for OneStim’s business by making it more difficult or costly for certain customers to perform fracturing to stimulate production from tight formations. In addition, if hydraulic fracturing becomes regulated at the federal level as a result of federal legislation or regulatory initiatives by the EPA, the business and operations of OneStim’s customers could be subject to additional permitting requirements, attendant permitting delays, increased operating and compliance costs and process prohibitions, which could have an adverse effect on its business, financial condition, and results of operations.

In light of concerns about seismic activity being triggered by the injection of produced waters into underground wells, certain regulators are also considering additional requirements related to seismic safety for hydraulic fracturing activities. In 2016, the United States Geological Survey identified six states with more significant rates of induced seismicity, including Oklahoma, Kansas, Texas, Colorado, New Mexico, and Arkansas. Since that time, the United States Geological Survey indicates that these rates have decreased in these states, although concern continues to exist over quakes arising from induced seismic activities. Any regulation that restricts the ability of OneStim’s customers to dispose of produced waters or increases their cost of doing business could cause them to curtail operations, which in turn could decrease demand for OneStim’s services and have a material adverse effect on its business.

National Environmental Policy Act

Businesses and operations of OneStim’s customers that are carried out on federal lands may be subject to NEPA, which requires federal agencies, including the Department of the Interior, to evaluate major agency actions having the potential to significantly impact the environment. In the course of such evaluations, an agency will prepare an Environmental Assessment that assesses the potential direct, indirect, and cumulative impacts of a proposed project and, if necessary, will prepare a more detailed Environmental Impact Statement that may be made available for public review and comment. In July 2020, the White House Council on Environmental Quality (“CEQ”) finalized a NEPA Modernization rule designed to streamline approvals for projects under NEPA. Even in spite of CEQ’s NEPA streamlining initiatives, to the extent that OneStim’s customers’ current activities, as well as proposed plans, on federal lands require governmental permits that are subject to the requirements of NEPA, this process has the potential to delay or impose additional conditions upon the development of oil and natural gas projects.

Endangered Species Act and Migratory Bird Treaty Act

The ESA was established to protect endangered and threatened species. Pursuant to that act, if a species is listed as threatened or endangered, restrictions may be imposed on activities adversely affecting that species or its habitat. Similar protections are offered to migratory birds under the MBTA. The USFWS must also designate the species’ critical habitat and suitable habitat as part of the effort to ensure survival of the species. A critical habitat or suitable habitat designation could result in further material restrictions to land use and may materially delay or prohibit land access for oil and natural gas development. If OneStim’s customers were to have areas within their business and operations designated as critical or suitable habitat or a protected species, it could decrease demand for, or increase the costs of, OneStim’s services and have a material adverse effect on its business.

Legal Proceedings

OneStim is a named defendant in certain lawsuits, investigations and claims arising in the ordinary course of conducting its business, including certain environmental claims and employee-related matters, and OneStim expects that it will be a named defendant in similar lawsuits, investigations and claims in the future. While the outcome of these lawsuits, investigations and claims cannot be predicted with certainty, OneStim does not expect these matters to have a material adverse impact on its business, results of operations, cash flows or financial condition. OneStim has not assumed any liabilities arising out of these existing lawsuits, investigations and claims.

Schlumberger Parties’ Designated Directors

At the Closing, the Company, Riverstone and the Schlumberger Parties, will enter into the A&R Stockholders Agreement pursuant to which Schlumberger Limited will have the right to nominate two directors for appointment to the Board.

ONESTIM’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

Background and Overview

OneStim is primarily a provider of hydraulic fracturing services and products to oil and natural gas E&P companies in onshore United States and Canada. OneStim is indirectly 100% owned by Schlumberger Limited. OneStim’s combined financial statements were prepared on a stand-alone basis derived from the consolidated financial statements and accounting records of Schlumberger Limited as if OneStim had been operating as a stand-alone company for all periods presented.

Demand for OneStim’s services and products is predominantly influenced by the level of drilling and completion activity by E&P companies, which, in turn, largely depends on the current and expected future prices for oil and natural gas, the availability of capital to E&P companies, and takeaway capacity in each basin.

A widely followed indicator of E&P companies’ aggregate activity levels is the drilling rig count, or “rig count.” The active horizontal rig count is a subset of the total rig count and is most strongly correlated with the aggregate demand for OneStim’s services and products. Additionally, pricing for hydraulic fracturing services is impacted by the demand factors described above, as well as by the availability of hydraulic fracturing fleets.

From the second half of 2016 through the first half of 2018, OneStim benefited from an upward trajectory in both crude oil prices and horizontal rig count, leading to price increases for its services. The price of West Texas Intermediate (“WTI”) crude oil averaged $43, $51 and $65 during 2016, 2017 and 2018, respectively.

However, during the second half of 2018, the price of WTI crude oil decreased from an average of $71 in July to an average of $50 in December. The average price of WTI in 2019 was $57.

According to a report by Baker Hughes, the horizontal rig count in North America averaged 826, 900, and 737 during 2019, 2018 and 2017, respectively.

During 2018 and 2019, and continuing into 2020, E&P companies increasingly came under pressure to generate better returns for investors than those achieved over the last decade. As a result, debt and equity capital markets, which previously funded drilling and completions activity beyond E&P companies’ operating cash flow, tightened, causing an increased level of capital discipline by operators that resulted in a lower level of drilling and completions expenditures. 2019 E&P capital expenditures were lower than those in 2018.

OneStim primarily generates revenue through the provision of hydraulic fracturing services and products. These services and products are performed or delivered under a variety of contract structures, primarily MSAs as supplemented by statements of work (“SOWs”), pricing agreements and specific quotes. A portion of our SOWs under MSAs include provisions that establish pricing arrangements for a period of up to one year. However, the majority of those SOWs provide for pricing adjustments based on market conditions. OneStim’s services are generally priced based on prevailing market conditions.

The principal expenses incurred in conducting OneStim’s business are direct cost of personnel, services and materials used in the provision of services and products, general and administrative expenses and depreciation and amortization.

Revenue; Years Ended December 31 2019, 2018 and 2017

Full-year 2019 revenue of $3.212 billion decreased $1.108 billion, or 26%, as compared to 2018. This decrease was primarily attributable to the market softening during the second half of 2019 as OneStim’s customers reduced spending due to higher cost of capital, reduced borrowing capacity and increased pressure from their shareholders for capital discipline and increased returns. As a result, OneStim experienced pricing pressure for its services and had a lower average number of active hydraulic fracturing fleets. The average number of OneStim’s deployed hydraulic fracturing fleets was 41 in 2019, as compared to 48 in 2018.

Full-year 2018 revenue of $4.320 billion increased $1.261 billion, or 41%, as compared to 2017. This increase was attributable to accelerated activity during the first three quarters of 2018 driven by a combination of the deployment of additional capacity, market share gains, operating efficiency improvements and improved pricing. The average number of deployed hydraulic fracturing fleets was 48 in 2018 as compared to 34 in 2017.

However, reductions in customer activity, in part due to the dramatic fall in commodity prices, and an oversupply of staffed frac fleets, led to a reduction in pricing for hydraulic fracturing services in late 2018. The dramatic fall in oil prices in the fourth quarter of 2018 was largely driven by higher-than-expected US shale production as a result of the surge in activity earlier in the year.

Margins

Margin (defined as “Revenue” less “Cost of Revenue” divided by “Revenue”) decreased from 9.7% in 2018 to 6.0% in 2019 primarily due to the sharp drop in activity levels and lower pricing levels.

Margin increased slightly from 9.4% in 2017 to 9.7% in 2018.

General & Administrative Expenses

General & administrative expenses (“G&A”) were $176 million in 2019, $177 million in 2018 and $151 million in 2017.

The “Combined Statement of Operations” include allocations of costs incurred by Schlumberger Limited for OneStim for functions such as corporate executive management, human resources, finance, information technology, facilities, and legal, among others. The total costs allocated to these combined financial statements are $125 million, $127 million and $109 million for the years 2019, 2018 and 2017, respectively. These expenses, which are included in “General & administrative” in the “Combined Statement of Operations,” have been allocated to OneStim primarily on a proportional basis of revenue or other measures of the business or of Schlumberger Limited.

Impairments & Other

OneStim recorded the following pretax impairments and other charge during each of 2019, 2018 and 2017:

	2019	2018	2017
	(Stated in millions)
Pressure pumping equipment and related assets	$1,324	$—	$—
Supply contract	121	—	—
Right-of-use asset impairments	106	—	—
Intangible asset impairment	—	71	—
Inventory write-downs	19	—	—
Workforce reductions	18	23	—
Integration-related costs	—	—	21

	$1,588	$94	$21

See Note 2 “Charges” in the OneStim “Combined Financial Statements” for the years ended December 31, 2019, 2018 and 2017 included elsewhere in this Proxy Statement for a detailed description of these charges.

Income Taxes

OneStim’s operations have historically been included in the income tax filings of various subsidiaries of Schlumberger Limited. The provision for income taxes in OneStim’s “Combined Statement of Operations” is based on a separate return methodology using the asset and liability approach of accounting for income taxes. Under this approach, the provision for income taxes represents income taxes paid or payable for the current year plus the change in deferred taxes during the year calculated as if OneStim was a stand-alone tax payer filing hypothetical income tax returns, where applicable. Payments to tax authorities are made by Schlumberger Limited and not by OneStim. OneStim does not maintain taxes payable to and from Schlumberger Limited, as the related amounts are deemed to be immediately settled with Schlumberger Limited as a component of “Parent’s net investment.”

OneStim’s effective tax rate of 22% in 2019 and 24% in 2018 differed from the US statutory federal tax rate of 21% for those periods primarily due to the effects of permanent items that are not deductible for income taxes.

During 2017, OneStim recorded a tax benefit of $26 million on income before taxes of $93 million, resulting in an effective tax rate of -28%. This was primarily due to an $89 million net benefit recorded relating to the remeasurement of OneStim’s net deferred tax liabilities in the US based on the new lower corporate income tax rate due to the enactment of the Tax Cuts and Jobs Act.

Six Months Ended June 30, 2020 Compared to Six Months June 30, 2019

The unprecedented global health and economic crisis sparked by the COVID-19 pandemic began to increasingly impact industry activity during the first quarter of 2020. The effect of the COVID-19 pandemic was amplified late in the quarter by a new battle for market share between the world’s largest oil producers. This created simultaneous shocks in oil supply and demand, resulting in the most challenging industry environment in many decades.

The resulting significant downward pressure on the global economy and oil demand and prices, led North American operators to announce significant cuts to their planned 2020 capital expenditures. The reduced activity levels led to a plunging rig count and the most abrupt curtailment of hydraulic fracturing activity ever.

The rig count and customer activity began decreasing significantly in March 2020. The average horizontal rig count in North America was approximately 350 and 530 for the second quarter and first six months of 2020, respectively, and declined to 230 at the end of June 2020, the lowest level since 2005. By contrast, the average horizontal rig count in North America was approximately 890 for the first six months of 2019.

In the second quarter of 2020, the price of WTI averaged $28, compared with an average of $45 for the first quarter of 2020 and an average of approximately $57 for the first six months of 2019.

Worldwide demand and supply for oil remains uncertain due to the effects of COVID-19. OneStim cannot predict with any certainty when demand for, or pricing of, its services will meaningfully increase. While OneStim believes that conditions are set in the third quarter for a modest activity increase in North America, though from a very low base, it believes decreased levels of demand as compared to pre-COVID-19 activity levels will likely persist at least through the remainder of 2020.

In response to this market environment, OneStim focused on managing its costs, to minimize the amount of cash needed to support its business during this time of low activity and low pricing levels. These actions have included reducing labor costs through workforce reductions and furloughs.

Revenue

Revenue for the six months ended June 30, 2020 was $741 million, a decrease of $997 million, or 57%, year-over-year. This decrease was attributable to the effects of the COVID-19 pandemic and market volatility as previously discussed. The average number of deployed hydraulic fracturing fleets was 22 for the six months ended June 30, 2020 as compared to 43 for the six months ended June 30, 2019.

Margins

Margin for the six months ended June 30, 2020 was -3.9% as compared to 5.8% for the six months ended June 30, 2019. This decrease was primarily due to the combination of the precipitous drop in activity and lower pricing levels.

General & Administrative Expenses

G&A expenses were $68 million for the six months ended June 30, 2020 as compared to $88 million to the six months ended June 30, 2019. This decrease was primarily due to the benefit from cost reduction activities.

Income Taxes

OneStim’s effective tax rate for the first six months of 2020 was 22.5%. OneStim recorded a pretax loss of only $4 million for the first six months of 2019. As a result, the income tax benefit was not significant.

Liquidity and Capital Resources

Cash is managed centrally by Schlumberger Limited on behalf of OneStim. Accordingly, the cash held by Schlumberger Limited was not attributed to OneStim for any of the periods presented herein. Transfers of cash, both to and from Schlumberger Limited’s centralized cash management system, are reflected as a component of “Parent’s net investment” in the OneStim Combined Balance Sheet and as a financing activity in the accompanying “Combined Statement of Cash Flows.” Due to OneStim’s participation in Schlumberger Limited’s centralized cash management process, OneStim depends on Schlumberger Limited to fund its operations and meet its obligations.

The effects of the COVID-19 pandemic have resulted in a significant and swift reduction in economic activity in North America. These effects have adversely affected the demand for oil and natural gas, as well as for OneStim’s offerings, and caused significant volatility and disruption in the financial and commodities markets. This period of extreme economic disruption, low oil prices and reduced demand for both OneStim and Schlumberger Limited’s services and products has had, and is likely to continue to have, a material adverse impact on both OneStim and Schlumberger Limited’s business, results of operations, financial condition and, at times, access to sources of liquidity.

Net cash provided by operating activities was $468 million in 2019, $491 million in 2018 and $154 million in 2017. Net cash provided by operating activities was significantly lower in 2017 as compared to 2018 primarily as a result of a large increase in accounts receivables in 2017 driven by activity increases in 2017 as compared to 2016.

Capital expenditures were $154 million in 2019, $456 million in 2018 and $567 million in 2017. The decrease in capital expenditures during this three-year period is largely attributable to the corresponding decrease in activity.

During 2018, OneStim acquired a sand mine operation for $235 million in cash.

During 2017, OneStim acquired Weatherford International plc’s US hydraulic fracturing and pumpdown perforations business for $430 million in cash.

Summary of Contractual Obligations

The following table summarizes OneStim’s significant contractual obligations as of December 31, 2019:

		Payment Period
	Total	2020	2021-2022	2023-2024	After 2024
	(Stated in millions)
Operating leases	$167	$45	$62	$34	$26
Finance leases	320	33	66	66	155
Purchase obligations	37	20	17	—	—

	$524	$98	$145	$100	$181

Critical Accounting Policies and Estimates

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States requires OneStim to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenue and expenses. The following accounting policies involve “critical accounting estimates” because they are particularly dependent on estimates and assumptions made by OneStim about matters that are inherently uncertain.

OneStim bases its estimates on historical experience and on various assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Allowance for Doubtful Accounts

OneStim maintains an allowance for doubtful accounts in order to record accounts receivable at their net realizable value. Judgment is involved in recording and making adjustments to this reserve. Allowances have been recorded for receivables believed to be uncollectible, including amounts for the resolution of potential credit and other collection issues such as disputed invoices. Adjustments to the allowance may be required in future periods depending on how such potential issues are resolved, or if the financial condition of OneStim’s customers were to deteriorate resulting in an impairment of their ability to make payments.

During weak economic environments or when there is an extended period of weakness in oil and gas prices, OneStim typically experiences delays in the payment of its receivables. However, OneStim has not had material write-offs due to uncollectible accounts receivable over the recent industry downturn. As of June 30, 2020, two customers individually accounted for greater than 10% of OneStim’s accounts receivable balance.

Impairment of Long-Lived Assets

Long-lived assets, including fixed assets and right-of-use assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. In reviewing for impairment, the carrying value of such assets is compared to the estimated undiscounted future cash flows expected from the use of the assets and their eventual disposition. If such cash flows are not sufficient to support the asset’s recorded value, an impairment charge is recognized to reduce the carrying value of the long-lived asset to its estimated fair value. The determination of future cash flows as well as the estimated fair value of long-lived assets involves significant estimates on the part of management. If there is a material change in economic conditions or other circumstances influencing the estimate of future cash flows or fair value, OneStim could be required to recognize impairment charges in the future.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma statements combine the historical financial statements of the Company and OneStim after giving effect to (a) the Pre-Closing Restructuring and certain related matters, and (b) the Acquisition using the acquisition method of accounting for business combinations and incorporating preliminary estimates, assumptions and pro forma adjustments as described in the accompanying notes to the unaudited pro forma statements.

The unaudited pro forma condensed combined balance sheet gives effect to the Acquisition as if it had occurred on June 30, 2020. The unaudited pro forma condensed combined statements of operations give effect to the Acquisition as if it had occurred on January 1, 2019.

The unaudited pro forma statements were prepared using: (a) the Company’s consolidated financial statements as of and for the year ended December 31, 2019, which have been incorporated by reference into this proxy statement; (b) the historical combined financial statements of OneStim as of and for the year ended December 31, 2019, which are included elsewhere in this proxy statement; (c) the Company’s unaudited consolidated financial statements as of and for the six months ended June 30, 2020, which have been incorporated by reference into this proxy statement; and (d) the unaudited historical combined financial statements of OneStim as of and for the six months ended June 30, 2020, which are included elsewhere in this proxy statement.

The unaudited pro forma condensed combined financial statements are presented to reflect the Acquisition and do not represent what our results of operations or financial position would actually have been had the Acquisition occurred on the dates noted above, or project our results of operations or financial position for any future periods. The unaudited pro forma condensed combined financial statements are intended to provide information about the continuing impact of the Acquisition as if it had been consummated earlier. The pro forma adjustments are based on available information and certain assumptions that management believes are factually supportable and are expected to have a continuing impact on our results of operations. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma condensed combined financial statements have been made. Certain of OneStim’s historical amounts have been reclassified to conform to the financial statement presentation of the Company.

The allocation of the preliminary estimated purchase price is based upon management’s estimates of and assumptions related to the fair values of assets to be acquired and liabilities to be assumed as of June 30, 2020 using currently available information. Due to the fact that the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final purchase price allocation and the resulting effect on the Company’s financial position and results of operations may materially differ from the pro forma amounts included herein.

The pro forma adjustments reflect various elements of the Acquisition and Pre-Closing Restructuring, including the conveyance by Schlumberger Canada of the Canadian Transferred Assets and the Canadian Assumed Liabilities to Schlumberger Canada Target and the conveyance by Schlumberger US of the US Transferred Assets and the US Assumed Liabilities to the Schlumberger US Targets, in each case, upon the terms and subject to the conditions set forth in the Transaction Agreement and the Restructuring Agreements. Additionally, these adjustments reflect the removal of certain of the assets and liabilities of the Schlumberger Parties which are to be retained by the Schlumberger Parties at the closing of the Acquisition, including those related to certain sand mines and related facilities, leases of certain facilities, equipment and other assets and certain supply contracts. Certain expenses reflected in the historical combined financial statements of OneStim are an allocation of corporate expenses from other Schlumberger affiliates. These expenses include, but are not limited to, centralized Schlumberger support functions such as corporate executive management, human resources, finance, information technology, facilities, and legal, among others. The actual costs that may have been incurred if it had operated as a standalone company would be dependent on a number of factors and we have made certain adjustments to such costs as described below. As such, the historical combined financial statements of OneStim do not necessarily reflect the financial position and results of operations that would have resulted if it had operated as a standalone company during the periods presented.

The Company is developing a plan to integrate the operations of the Company and the Transferred Business after the Acquisition. In connection with that plan, management anticipates that certain non-recurring charges, such as operational relocation expenses, employee severance costs, field equipment upgrading and standardization, product rebranding and consulting expenses, will be incurred in connection with this integration. Management cannot identify the timing, nature and amount of such charges as of the date of this proxy statement. However, any such charge could affect the future results of the post-acquisition company in the period in which such charges are incurred. The unaudited pro forma statements do not include the effects of the costs associated with any restructuring or other integration activities resulting from the Acquisition. The unaudited pro forma statements do not include the realization of any cost savings from operating efficiencies, synergies or other restructuring activities which might result from the Acquisition, however, management’s estimates of certain cost savings to be realized following closing of the Acquisition are presented in note 5 to the unaudited pro forma statements.

The unaudited pro forma statements should be read in conjunction with the separate historical financial statements and accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company that are incorporated by reference in this proxy statement, the historical financial statements and accompanying notes of OneStim that are included herein and the information under “OneStim’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Liberty Oilfield Services Inc.

Pro Forma Condensed Combined Balance Sheet

As of June 30, 2020

(Unaudited)

	Historical		Pro Forma
	Company	OneStim Combined	Transferred Business Adjustments	Transaction Accounting Adjustments		Pro Forma
	(a)	(b)	(c)
(in thousands)
Current assets:
Cash and cash equivalents	$124,504	$—	$—	$—		$124,504
Accounts and notes receivable	59,883	91,000	(2,000)	—		148,883
Unbilled revenue	8,636	—	—	—		8,636
Inventory	81,167	37,000	(3,000)	—		115,167
Prepaid and other current assets	25,500	43,000	(38,000)	63,000	(d)	93,500

Total current assets	299,690	171,000	(43,000)	63,000		490,690

Property and equipment, net	613,136	288,000	—	100,426	(e)	1,001,562
Other assets	30,704	16,000	(11,400)	30,000	(f)	65,304
Finance lease right-of-use assets	32,921	—	—	—		32,921
Operating lease right-of-use assets	74,669	22,000	(16,366)	—		80,303
Deferred taxes	—	276,000	—	(276,000)	(g)	—

Total assets	$1,051,120	$773,000	$(70,766)	$(82,574)		$1,670,780

Current liabilities:
Accounts payable	$27,381	$99,000	$(3,000)	$—		$123,381
Accrued liabilities	36,858	219,000	(184,000)	—		71,858
Current portion of long-term debt, net of discount	353	—	—	—		353
Current portion of finance lease liabilities	15,633	—	—	—		15,633
Current portion of operating lease liabilities	20,727	105,000	(101,852)	—		23,875

Total current liabilities	100,952	423,000	(288,852)	—		235,100

Long-term liabilities:
Long-term debt, net of discount, less current portion	105,596	—	—	—		105,596
Deferred tax liability	14,887	—	—	—		14,887
Payable pursuant to tax receivable agreements, including payables to related parties	45,678	—	—	—		45,678
Noncurrent portion of finance lease liabilities	12,898	—	—	—		12,898
Noncurrent portion of operating lease liabilities	51,152	190,000	(187,342)	—		53,810
Other liabilities	—	303,000	(303,000)	—		—

Total liabilities	331,163	916,000	(779,194)	—		467,969

Commitments & contingencies

Equity:
Parent’s net investment	—	(143,000)	708,428	(565,428)	(h)	—
Class A common stock	848	—	—	663	(i)	1,511
Class B common stock	281	—	—	—		281
Additional paid in capital	435,885	—	—	477,285	(i), (j)	913,170
Retained earnings	94,817	—	—	—		94,817

Total stockholders’ equity	531,831	(143,000)	708,428	(87,480)		1,009,779
Non-controlling interest	188,126	—	—	4,906	(j)	193,032

Total equity	719,957	(143,000)	708,428	(82,574)		1,202,811

Total liabilities and equity	$1,051,120	$773,000	$(70,766)	$(82,574)		$1,670,780

Liberty Oilfield Services Inc.

Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2020

(Unaudited)

	Historical		Pro Forma
	Company	OneStim Combined	Transferred Business Adjustments	Transaction Accounting Adjustments		Pro Forma
	(a)	(b)	(c)
(in thousands, except per share data)
Revenue:
Revenue	$560,706	$741,000	$(6,000)	$—		$1,295,706
Operating costs and expenses:
Cost of services (exclusive of depreciation and amortization shown separately below)	482,234	736,000	(8,000)	—		1,210,234
General and administrative	46,677	68,000	—	—		114,677
Severance and related costs	9,057	—	—	—		9,057
Depreciation and amortization	89,762	54,000	—	(25,680)	(d)	118,082
Loss (gain) on disposal of assets	232	(20,000)	—	—		(19,768)
Research and engineering	—	4,000	—	—		4,000
Impairments and other	—	936,000	—	—		936,000

Total operating costs and expenses	627,962	1,778,000	(8,000)	(25,680)		2,372,282

Operating (loss) income	(67,256)	(1,037,000)	2,000	25,680		(1,076,576)
Other (income) and expense:
Interest expense, net	7,264	6,000	(6,000)	—		7,264

Net (loss) income before income taxes	(74,520)	(1,043,000)	8,000	25,680		(1,083,840)
Income tax (benefit) expense	(11,102)	(235,000)	—	37,294	(e)	(208,808)

Net (loss) income	(63,418)	(808,000)	8,000	(11,614)		(875,032)
Less: Net (loss) income attributable to non-controlling interests	(19,367)	—	—	(160,695)	(f)	(180,062)

Net (loss) income attributable to Liberty Oilfield Services Inc. stockholders	$(44,051)	$(808,000)	$8,000	$149,081		$(694,970)

Net loss attributable to Liberty Oilfield Services Inc. stockholders per common share:
Basic	$(0.53)					$(4.67)	(g)
Diluted	$(0.53)					$(4.67)	(g)
Weighted average common shares outstanding:
Basic	82,472			66,326	(g)	148,798
Diluted	82,472			66,326	(g)	148,798

Liberty Oilfield Services Inc.

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2019

(Unaudited)

	Historical		Pro Forma
	Company	OneStim Combined	Transferred Business Adjustments	Transaction Accounting Adjustments		Pro Forma
	(a)	(b)	(c)
Revenue:
Revenue	$1,990,346	$3,212,000	$(28,000)	$—		$5,174,346
Operating costs and expenses:
Cost of services (exclusive of depreciation and amortization shown separately below)	1,621,180	2,754,000	(27,000)	—		4,348,180
General and administrative	97,589	176,000	—	—		273,589
Depreciation and amortization	165,379	281,000	—	(224,360)	(d)	222,019
Loss (gain) on disposal of assets	2,601	(15,000)	—	—		(12,399)
Research and engineering	—	20,000	—	—		20,000
Impairments and other	—	1,588,000	—	—		1,588,000

Total operating costs and expenses	1,886,749	4,804,000	(27,000)	(224,360)		6,439,389

Operating income (loss)	103,597	(1,592,000)	(1,000)	224,360		(1,265,043)
Other (income) and expense:
Interest expense, net	14,681	13,000	(13,000)	—		14,681

Net income (loss) before income taxes	88,916	(1,605,000)	12,000	224,360		(1,279,724)
Income tax expense (benefit)	14,052	(353,000)	—	107,134	(e)	(231,814)

Net income (loss)	74,864	(1,252,000)	12,000	117,226		(1,047,910)
Less: Net income (loss) attributable to non-controlling interests	35,861	—	—	(313,870)	(f)	(278,009)

Net income (loss) attributable to Liberty Oilfield Services Inc. stockholders	$39,003	$(1,252,000)	$12,000	$431,096		$(769,901)

Net income (loss) attributable to Liberty Oilfield Services Inc. stockholders per common share:
Basic	$0.54					$(5.55)	(g)
Diluted	$0.53					$(5.55)	(g)
Weighted average common shares outstanding:
Basic	72,334			66,326	(g)	138,660
Diluted	105,256			33,404	(g)	138,660

Liberty Oilfield Services Inc.

Notes to Pro Forma Condensed Combined Financial Statements

(Unaudited)

1.	Description of the Acquisition

On August 31, 2020, the Company and the Schlumberger Parties entered into that certain Transaction Agreement pursuant to which the Company will acquire the Transferred Business in exchange for the Schlumberger US Consideration and the Canadian Buyer Note. If the Canadian Buyer Note is satisfied in shares of Class A Common Stock, the Schlumberger Parties will collectively own 37.0% of the Company as of August 31, 2020, on a pro forma basis. The pro forma financial statements have been prepared assuming the satisfaction of the Canadian Buyer Note in shares of Class A Common Stock.

For additional information about the Transaction Agreement, see “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—The Transaction Agreement.” The Company’s and the Schlumberger Parties’ obligations to effect the Acquisition are subject to the satisfaction or, to the extent permitted by law, waiver of certain conditions precedent. For a description of these conditions, see “Proposal No. 1—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Shares of Common Stock in Connection with the Acquisition—Conditions to Closing of the Acquisition.”

2.	Basis of Presentation

The unaudited condensed combined pro forma financial statements have been derived from the historical consolidated financial statements of the Company and the historical combined financial statements of OneStim. Certain OneStim historical amounts have been reclassified to conform to the Company’s financial statement presentation. The unaudited pro forma condensed combined balance sheet as of June 30, 2020 gives effect to the Acquisition as if it had been completed on June 30, 2020. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the six months ended June 30, 2020 give effect to the Acquisition as if it had been completed on January 1, 2019.

The pro forma financial statements have been prepared in accordance with Article 11 of Regulation S-X. In addition, the acquisition method of accounting for business combinations was used in accordance with ASC 805, Business Combinations, with the Company treated as the acquirer. Under the acquisition method of accounting, the fair value of the purchase consideration, consisting of the Schlumberger US Consideration and the Canadian Buyer Note, will be determined as of the Closing Date of the Acquisition when the Company obtains control of OneStim. The purchase price will be allocated to the underlying tangible and intangible assets acquired and liabilities assumed based on their respective fair values, with any excess purchase price allocated to goodwill. The pro forma purchase price allocation was based on the fair value of the Schlumberger US Consideration and, assuming satisfaction of the Canadian Buyer Note in shares of Class A Common Stock, the Schlumberger Canadian Share Consideration, in each case, as of September 23, 2020, and preliminary estimates of the fair values of the tangible and intangible assets and liabilities related to OneStim. In arriving at the estimated fair values, the Company has considered the estimates of independent valuation professionals, which were based on preliminary and limited reviews of the assets related to the OneStim business. Additionally, other valuations and studies have yet to commence or progress to a stage where there is sufficient information for a definitive measure. Accordingly, the pro forma adjustments are preliminary, have been made solely for the purpose of providing pro forma financial statements, and are subject to revision based on a final determination of fair values as of the Closing Date. Differences between these preliminary estimates and the final acquisition accounting may have a material impact on the accompanying pro forma financial statements and the post-acquisition company’s future results of operations and financial position.

The pro forma financial statements do not purport to represent what the actual consolidated results of operations or the consolidated financial position of the Company would have been had the Acquisition occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position.

3.	Preliminary Purchase Price Allocation

The following is a preliminary estimate of the purchase price for the Acquisition assuming satisfaction of the Canadian Buyer Note in shares of Class A Common Stock (in thousands):

66,326,134 Company Class A common shares issued to the Schlumberger Parties, representing a 37.0% ownership interest subsequent to the closing of the Acquisition, valued using the closing market price per share on September 23, 2020 of $7.28 per share	$482,854
Working capital adjustment	(63,000)

Total estimated purchase price	$419,854

The following is a preliminary estimate of the purchase price allocation (in thousands):

Current assets	$128,000
Property and equipment	388,426
Other long-term assets	40,234
Current liabilities	(134,148)
Other long-term liabilities	(2,658)

Total estimated purchase price	$419,854

The preliminary purchase price allocation is based on a preliminary assessment of the fair values of the assets acquired and liabilities assumed as of June 30, 2020.

4.	Pro Forma Adjustments and Assumptions

The adjustments are based on currently available information, which is directly attributable, factually supportable and, with respect to the statements of operations, has a continuing impact; as well as certain assumptions the Company believes are reasonable. The actual effects of the Acquisition may differ from the pro forma adjustments. A general description of the adjustments is provided as follows:

Pro Forma Adjustments to the Condensed Combined Balance Sheet as of June 30, 2020:

a.	Represents the Company’s historical consolidated balance sheet as of June 30, 2020.

b.	Represents OneStim’s historical combined balance sheet as of June 30, 2020.

c.

Represents adjustments to OneStim’s historical balance sheet to remove assets not acquired and liabilities not assumed by the Company in the Acquisition in accordance with the Transaction Agreement. The Company will not acquire certain OneStim proppant mines and equipment and certain facilities used by the parent of OneStim. Additionally, the Company will not assume certain supply contract agreements and related liabilities.

d.

Represents the cash payment payable to the Company to the extent the net working capital, as defined in the Transaction Agreement, of the Transferred Business at Closing is less than $60.0 million in accordance with the Restructuring Agreements. Since the final determination of the working capital settlement amount will occur after the Closing Date, it is included in other current assets on the pro forma condensed combined balance sheet.

e.

Represents the $100.4 million increase in the property and equipment acquired to adjust the historical book values to the preliminary fair value of $388.4 million. The final purchase price allocations may materially differ from the preliminary estimates presented therein.

f.

Represents the identifiable intangible assets preliminary fair value of $30.0 million. The intangible assets are comprised of patents and acquired software which are expected to have weighted average useful life of 5 years.

g.	Eliminates the historical OneStim deferred tax asset, recognized based on the difference between the carrying amounts of OneStim’s assets and liabilities under GAAP and their respective tax bases.

h.	Represents the elimination of OneStim’s historical equity balances in accordance with the acquisition method of accounting.

i.	Represents the issuance of 66,326,134 shares of Class A Common Stock at a price of $7.28 per share, par value of $0.01, to the Schlumberger Parties in consideration for the Acquisition.

j.

Represents the adjustment to non-controlling interest and additional paid in capital to give effect to the dilution of the non-controlling interest ownership in the historical equity of US Buyer and recognition of the non-controlling interest share of the new equity value in US Buyer as a result of the Acquisition.

Pro Forma Adjustments to the Condensed Combined Statement of Operations for the six months ended June 30, 2020:

a.	Represents the Company’s historical consolidated statement of operations for the six months ended June 30, 2020.

b.	Represents OneStim’s historical combined statement of operations for the six months ended June 30, 2020.

c.	Represents adjustments to OneStim’s historical combined statement of operations to remove the effects of assets not acquired and liabilities not assumed by the Company in the Acquisition.

d.

Represents the depreciation and amortization expense based on the estimated fair values of the OneStim property and equipment and identifiable intangibles acquired, offset by the elimination of OneStim’s historical depreciation and amortization expense (in thousands).

Depreciation expense related to the fair value of OneStim property and equipment acquired with estimated useful lives ranging from 4 to 30 years	$25,320
Amortization expense related to the fair value adjustment of OneStim intangible assets acquired with an estimated weighted average useful life of 5 years	3,000
Elimination of OneStim historical depreciation and amortization expense	(54,000)

Pro forma adjustment to depreciation and amortization	$(25,680)

e.

Represents the income tax effect of pro forma adjustments presented. The pro forma income tax adjustments were estimated using a combined U.S. federal and state statutory rate of 23.0%, before the effect of non-controlling interests, and 24% for Canada for the six months ended June 30, 2020. The effective rate of the post-acquisition company could be significantly different (either higher or lower) depending on post-merger activities.

f.

Represents the impact of the issuance of the Share Consideration to the Schlumberger Parties on the allocation of pro forma net loss between non-controlling interests and Liberty Oilfield Services Inc. stockholders.

g.

Represents the issuance of the Share Consideration to the Schlumberger Parties, and the resulting basic and diluted loss per share based on the pro forma net loss and the weighted average shares of Class A Common Stock outstanding.

Pro Forma Adjustments to the Condensed Combined Statement of Operations for the year ended December 31, 2019:

a.	Represents Liberty’s historical consolidated statement of operations for the year ended December 31, 2019.

b.	Represents OneStim’s historical combined statement of operations for the year ended December 31, 2019.

c.	Represents adjustments to OneStim’s historical combined statement of operations to remove the effects of assets not acquired and liabilities not assumed by the Company in the Acquisition.

d.

Represents the depreciation and amortization expense based on the estimated fair values of the OneStim property and equipment and identifiable intangibles acquired offset by the elimination of OneStim’s historical depreciation and amortization expense (in thousands).

Depreciation expense related to the fair value of OneStim property and equipment acquired with estimated weighted average useful lives ranging from 4 to 30 years	$50,640
Amortization expense related to the fair value adjustment of OneStim intangible assets acquired with an estimated useful life of 5 years	6,000
Elimination of OneStim historical depreciation and amortization expense	(281,000)

Pro forma adjustment to depreciation and amortization	$(224,360)

e.

Represents the income tax effect of pro forma adjustments presented. The pro forma income tax adjustments were estimated using a combined U.S. federal and state statutory rate of 23.0%, before the effect of non-controlling interests, and 24.5% for Canada for the year ended December 31, 2019. The effective rate of the post-acquisition company could be significantly different (either higher or lower) depending on post-merger activities.

f.

Represents the impact of the issuance of the Share Consideration to the Schlumberger Parties on the allocation of pro forma net loss between non-controlling interests and Liberty Oilfield Services Inc. stockholders.

g.

Represents the issuance of the Share Consideration to the Schlumberger Parties, and the resulting basic and diluted loss per share based on the pro forma net loss and the weighted average shares of Class A Common Stock outstanding. The net change in weighted average common shares outstanding for the diluted loss per share calculation reflects the Share Consideration, partially offset by the elimination of potential common stock due to the movement from net income to net loss resulting from the effects of the pro forma adjustments.

5.	Management’s Adjustments

Management expects that, following completion of the Acquisition, the post-acquisition company will realize certain cost savings as compared to the historical combined costs of the Company and OneStim operating independently. Such cost savings, which result from the elimination of duplicate costs and the manner in which the post-acquisition company will be integrated and managed prospectively are not reflected in the unaudited pro forma condensed combined statements of operations. Management estimates that, had the Acquisition been completed as of January 1, 2019, corporate level expenses of approximately $125.0 million for the year ended December 31, 2019 and $41.0 million for the six months ended June 30, 2020 reflected in the historical combined financial statements of OneStim would not have been incurred. These expenses primarily relate to certain centralized IT, finance, management and other services. The following tables present the estimated effects on the pro forma condensed combined statements of operations from elimination of the identified corporate level expenses:

	Six Months Ended June 30, 2020
	Amounts presented on statement of operations	Management Adjustments	As Adjusted
General and administrative	$114,677	$(41,000)	$73,677
Net income (loss) before income taxes	$(1,083,840)	$41,000	$(1,042,840)
Net income (loss)	$(875,032)	$33,151	$(841,881)
Net income (loss) attributable to Liberty Oilfield Services Inc. stockholders	$(694,970)	$26,278	$(668,692)
Net income (loss) attributable to Liberty Oilfield Services Inc. stockholders per common share:
Basic	$(4.67)	$0.18	$(4.49)
Diluted	$(4.67)	$0.18	$(4.49)

	Year Ended December 31, 2019
	Amounts presented on statement of operations	Management Adjustments	As Adjusted
General and administrative	$273,589	$(125,000)	$148,589
Net income (loss) before income taxes	$(1,279,724)	$125,000	$(1,154,724)
Net income (loss)	$(1,047,910)	$102,631	$(945,279)
Net income (loss) attributable to Liberty Oilfield Services Inc. stockholders	$(769,901)	$74,889	$(695,012)
Net income (loss) attributable to Liberty Oilfield Services Inc. stockholders per common share:
Basic	$(5.55)	$0.54	$(5.01)
Diluted	$(5.55)	$0.54	$(5.01)

The Company and OneStim have both historically incurred certain field level general and administrative expenses and management does not expect an increase in the level of those expenses following completion of the Acquisition as compared to the historical combined costs of the Company and OneStim operating independently, as reflected in the unaudited pro forma condensed combined statements of operations.

Management believes there will be opportunity to reduce field level operating and administrative expenses as compared to the historical combined expenses of the Company and OneStim operating independently; however, the timing, nature and amount of such expenses continue to be evaluated.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth the beneficial ownership of our common stock as of the record date, by:

•	each person known to us to beneficially own more than 5% of any class of our outstanding voting securities;

•	each member of our Board;

•	each of our NEOs; and

•	all of our directors and NEOs as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them, except to the extent this power may be shared with a spouse. Except as set forth in the footnotes below, all information with respect to beneficial ownership has been furnished by the 5% or more stockholders, directors or NEOs, as the case may be. Unless otherwise noted, the mailing address of each listed beneficial owner is 950 17th Street, Suite 2400, Denver, Colorado 80202. As of the record date, [●] shares of Class A Common Stock were outstanding and [●] shares of Class B Common Stock were outstanding.

	Shares of Common Stock Beneficially Owned
	Class A Common Stock		Class B Common Stock(1)		Combined Voting Power(2)
	Number	%	Number	%	Number	%
5% Stockholders
R/C Energy IV Direct Partnership, L.P.(3)	10,264,088	12.0%	—	—	10,264,088	9.1%
R/C IV Liberty Holdings, L.P.(4)	2,599,622	3.0%	21,191,286	78.3%	23,790,908	21.1%
Entities associated with Oakmont Corporation(5)	3,070,310	3.6%	5,680,615	21.0%	8,750,925	7.8%
T. Rowe Price Associates, Inc.(6)	12,560,891	14.6%	—	—	12,560,891	11.1%
The Vanguard Group(7)	5,105,662	5.9%	—	—	5,105,662	4.5%
FMR LLC(8)	4,387,580	5.1%	—	—	4,387,580	3.9%
Directors and Named Executive Officers:
Christopher A. Wright	3,644,659	4.2%	—	—	3,644,659	3.2%
Michael Stock	1,335,178	1.6%	—	—	1,335,178	1.2%
Ron Gusek	1,301,211	1.5%	—	—	1,301,211	1.2%
R. Sean Elliott	40,771	*	—	—	40,771	*
Ryan T. Gosney	24,639	*	—	—	24,639	*
Cary D. Steinbeck(9)	399,966	*	—	—	399,966	*
Ken Babcock	79,069	*	—	—	79,069	*
N. John Lancaster, Jr.	37,316	*	—	—	37,316	*
William F. Kimble	20,246	*	—	—	20,246	*
Peter A. Dea	20,246	*	—	—	20,246	*
Gale A. Norton	4,065	*	—	—	4,065	*
Brett Staffieri	—	—	—	—	—	—
Jesal Shah	—	—	—	—	—	—
Directors and Named Executive Officers as a group (13 persons)	6,907,366	8.0%	—	—	6,907,366	6.1%

(1)

Under the US Buyer LLC Agreement, each holder of US Buyer Units has, subject to certain limitations, the right to cause US Buyer to acquire all or a portion of its US Buyer Units for, at US Buyer’s election, (i) shares of Class A Common Stock at a redemption ratio of one share of Class A Common Stock for each US Buyer Unit redeemed, subject to conversion rate adjustments for stock splits, stock dividends and reclassification and other similar transactions, or (ii) an equivalent amount of cash. In connection with any redemption of US Buyer Units pursuant to such redemption right or the call right (as described in the US Buyer LLC Agreement), the corresponding number of shares of Class B Common Stock will be cancelled.

Beneficial ownership of US Buyer Units is not reflected as beneficial ownership of shares of Class A Common Stock for which such units may be redeemed.
(2)	Represents percentage of voting power of our Common Stock voting together as a single class.
(3)

R/C Energy IV Direct Partnership, L.P. is an investment partnership affiliated with Riverstone/Carlyle Global Energy and Power Fund IV, L.P., or R/C IV. Management and control of R/C Energy IV Direct Partnership, L.P. is with its general partner, Riverstone/Carlyle Energy Partners IV, L.P., which is in turn managed and controlled by its general partner, R/C Energy GP IV, LLC, an affiliate of R/C IV. R/C Energy GP IV, LLC is managed by a management committee consisting of Pierre F. Lapeyre, Jr., David M. Leuschen, E. Bartow Jones, Baran Tekkora, Robert M. Tichio, Daniel A. D’Aniello and Edward J. Mathias. As a result, each of R/C Energy GP IV, LLC and Riverstone/Carlyle Energy Partners IV, L.P. may be deemed to share beneficial ownership of the shares held of record by R/C Energy IV Direct Partnership, L.P. The business address for each of the entities and individuals other than Messrs. D’Aniello and Mathias is c/o Riverstone Holdings, 712 Fifth Avenue, 36th Floor, New York, NY 10019. The business address for each of Messrs. D’Aniello and Mathias is c/o The Carlyle Group, 1001 Pennsylvania Avenue, N.W., Suite 200, Washington, D.C. 20004.

(4)

R/C IV Liberty Holdings, L.P. is an investment partnership affiliated with R/C IV. Management and control of R/C IV Liberty Holdings, L.P. is with its general partner, Riverstone/Carlyle Energy Partners IV, L.P., which is in turn managed and controlled by its general partner, R/C Energy GP IV, LLC, an affiliate of R/C IV. R/C Energy GP IV, LLC is managed by a management committee consisting of Pierre F. Lapeyre, Jr., David M. Leuschen, E. Bartow Jones, Baran Tekkora, Robert M. Tichio, Daniel A. D’Aniello and Edward J. Mathias. As a result, each of R/C Energy GP IV, LLC and Riverstone/Carlyle Energy Partners IV, L.P. may be deemed to share beneficial ownership of the shares held of record by R/C IV Liberty Holdings, L.P. The business address for each of the entities and individuals other than Messrs. D’Aniello and Mathias is c/o Riverstone Holdings, 712 Fifth Avenue, 36th Floor, New York, NY 10019. The business address for each of Messrs. D’Aniello and Mathias is c/o The Carlyle Group, 1001 Pennsylvania Avenue, N.W., Suite 200, Washington, D.C. 20004.

(5)

This information is based solely on a Schedule 13G jointly filed with the SEC on February 14, 2020, by Oakmont Corporation, Robert A. Day and Laurel Road II, LLC, in which it reported that Oakmont Corporation has shared voting power and shared dispositive power as to 8,750,925 shares of Common Stock, Robert A. Day has shared voting power and shared dispositive power as to 8,750,925 shares of Common Stock and Laurel Road II, LLC has shared voting power and shared dispositive power as to 5,367,301 shares of Common Stock and further updated based on our independent knowledge. The principal business address of Oakmont Corporation, Mr. Day and Laurel Road II, LLC is 865 S. Figueroa St., Suite 700, Los Angeles, CA 90017.

(6)

This information is based solely on a Schedule 13G/A filed with the SEC on February 14, 2020, by T. Rowe Price Associates, Inc., in which it reported that T. Rowe Price Associates, Inc. has sole voting power as to 3,013,622 shares of Class A Common Stock and sole dispositive power as to 12,560,891 shares of Class A Common Stock. The principal business address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.

(7)

This information is based solely on a Schedule 13G filed with the SEC on February 11, 2020, by The Vanguard Group, in which it reported that The Vanguard Group has sole voting power as to 72,223 shares of Class A Common Stock, shared voting power as to 4,553 shares of Class A Common Stock, sole dispositive power as to 5,038,109 shares of Class A Common Stock and shared dispositive power as to 67,553 shares of Class A Common Stock. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(8)

This information is based solely on a Schedule 13G filed with the SEC on February 7, 2020, by FMR LLC and Abigail P. Johnson, in which it reported that FMR LLC has sole voting power as to 274,669 shares of Class A Common Stock and shared power as to 4,387,580 shares of Class A Common Stock and Ms. Johnson has no voting power, and shared dispositive power as to 4,387,580 shares of Class A Common Stock. The principal business address of FRM LLC is 245 Summer Street, Boston, MA 02210.

(9)

Includes 369,915 shares of Class A Common Stock held by the Steinbeck Family Trust and 9,805 shares of Class A Common Stock received by Cary Dustin Steinbeck & Melissa Maucione Crimson Steinbeck TR on May 7, 2019 upon a distribution by Laurel Road LLC to its members. Mr. Steinbeck has voting and dispositive power over these shares.

*	Less than 1.0%.

PRICE RANGE OF SECURITIES AND DIVIDENDS

The Company

Price Range of the Company’s Securities

The Company’s Class A Common Stock, par value $0.01 per share, trades on NYSE under the symbol “LBRT.” Historical market price information is publicly available.

Dividend Policy of the Company

US Buyer paid a distribution of $0.05 per US Buyer Unit on March 20, 2020 and March, June, September and December 20, 2019 to unitholders of record as of March 6, 2020 and March, June, September and December 6, 2019, respectively (the “US Buyer Distributions”). The Company used the proceeds from the US Buyer Distributions to pay quarterly cash dividends of $0.05 per share of Class A Common Stock on March 20, 2020 and March, June, September and December 20, 2019 to stockholders of record as of March 6, 2020 and March, June, September and December 6, 2019, respectively. The declaration of dividends is subject to approval by the Board and to the Board’s continuing determination that such declaration of dividends is in the best interests of the Company and its stockholders. Future dividends may be adjusted at the Board’s discretion based on market conditions and capital availability. We are not required to pay dividends, and our stockholders will not be guaranteed, or have contractual or other rights to receive, dividends. On April 2, 2020, the Company suspended future quarterly dividends until business conditions warrant reinstatement.

OneStim

Price Range of OneStim’s Securities and Dividend Policy

Historical market price information regarding OneStim is not provided because there is no public market for its securities.

INDEPENDENT REGISTERED ACCOUNTING FIRM

Representatives of our independent registered accounting firm, Deloitte, will be present at the Special Meeting of the Company’s stockholders. The representatives will have the opportunity to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

APPRAISAL RIGHTS

Appraisal rights are not available to holders of the Company’s shares of Common Stock in connection with the Acquisition.

VOTING RIGHTS

Holders of shares of Common Stock are entitled to one vote per share held of record on all matters to be voted upon by the stockholders. Holders of Common Stock vote together as a single class on all matters presented to our shareholders for their vote or approval, except with respect to the amendment of certain provisions of our amended and restated certificate of incorporation that would alter or change the powers, preferences or special rights of the Class B Common Stock so as to affect them adversely, which amendments must be by a majority of the votes entitled to be cast by the holders of the shares affected by the amendment, voting as a separate class, or as otherwise required by applicable law.

DIVIDEND RIGHTS

Holders of shares of Class A Common Stock are entitled to ratably receive dividends when and if declared by the Board out of funds legally available for that purpose, subject to any statutory or contractual restrictions on the payment of dividends and to any prior rights and preferences that may be applicable to any outstanding preferred stock. Holders of Class B Common Stock do not have any right to receive dividends, unless the dividend consists of shares Class B Common Stock or of rights, options, warrants or other securities convertible or exercisable into or exchangeable for shares of Class B Common Stock paid proportionally with respect to each outstanding share of Class B Common Stock and a dividend consisting of shares of Class A Common Stock or of rights, options, warrants or other securities convertible or exercisable into or exchangeable for shares of Class A Common Stock on the same terms is simultaneously paid to the holders of Class A Common Stock. Contemporaneously with any payment of dividends on shares of Class A Common Stock, US Buyer declares and pays a distribution per US Buyer Unit equivalent to the dividend paid per share of Class A Common Stock, and the distributions made by US Buyer with respect to the US Buyer Units held by Liberty Oilfield Services Inc. and its wholly-owned subsidiaries are used to pay such cash dividends to the holders of shares of Class A Common Stock.

LIQUIDATION RIGHTS

Upon our liquidation, dissolution, distribution of assets or other winding up of Liberty Oilfield Services Inc., holders of Class A Common Stock are entitled to receive ratably the assets available for distribution to the stockholders after payment of liabilities and the liquidation preference of any of our outstanding shares of preferred stock. Holders of Class B Common Stock do not have any right to receive a distribution upon a liquidation or winding up of Liberty Oilfield Services Inc.

OTHER MATTERS

The shares of Class A Common Stock have no preemptive or conversion rights and are not subject to further calls or assessment by us. There are no redemption or sinking fund provisions applicable to the shares of Class A

Common Stock. All outstanding shares of Class A Common Stock are fully paid and non-assessable. Each member of US Buyer other than Liberty Oilfield Services Inc. and its wholly-owned subsidiaries has received one share of Class B Common Stock for each US Buyer Unit that it holds. Accordingly, in addition to votes held through Class A Common Stock ownership, each member of US Buyer other than Liberty Oilfield Services Inc. and its wholly-owned subsidiaries has a number of votes in the Company equal to the aggregate number of US Buyer Units that it holds. Pursuant to the US Buyer LLC Agreement, each holder of US Buyer Units (other than Liberty Oilfield Services Inc. and its wholly-owned subsidiaries) has, subject to certain limitations, the right to cause US Buyer to acquire all or a portion of its US Buyer Units, together with an equal number of shares of Class B Common Stock, for, at US Buyer’s election, shares of Class A Common Stock or cash.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder should contact the Company at its offices at Liberty Oilfield Services Inc., 950 17th Street, Suite 2400, Denver, Colorado 80202 or by telephone at (303) 515-2800, to inform it of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is AST.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company’s Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act a stockholder who would like to have a proposal considered for including in our 2021 proxy statement must submit the proposal with the other materials required by Rule 14a-8 to our Corporate Secretary at our principal executive offices no later than the close of business on November 11, 2020. Proposals must follow the procedures prescribed in the Rule 14a-8 to be considered for inclusion in the Company’s proxy materials. In addition, under the Company’s Amended and Restated Bylaws, a stockholder who intends to nominate a candidate for election to the Board of Directors or propose any business for presentation at our 2021 annual meeting of stockholders (other than precatory proposals presented under Rule 14a-8), pursuant to the advance notice provisions of the Bylaws, must give notice to our Corporate Secretary at our principal executive offices no earlier than the close of business on December 22, 2020 and no later than the close of business on January 21, 2021; however, if our 2021 annual meeting of stockholders is more than 30 days before or more than 60 days after April 21, 2021, than such proposal must be received no later than the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Stockholders who intend to submit a proposal for nomination of persons for election to our Board or a proposal of business for presentation at our 2021 annual meeting of stockholders must follow the procedures prescribed in the Company’s Amended and Restated Bylaws and applicable proxy rules. For the purpose of this section, our principal executive offices are at Liberty Oilfield Services Inc., Attn: Corporate Secretary, 950 17th Street, Suite 2400, Denver, Colorado 80202.

WHERE YOU CAN FIND ADDITIONAL INFORMATION; INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s SEC filings are available to the public on the SEC’s website at http://www.sec.gov. The Company’s SEC filings can also be found on our website at http://www.investors.libertyfrac.com. Except for the Company’s filings with the SEC that are incorporated by reference into this proxy statement, the information on or accessible through the Company’s website is not a part of this proxy statement.

The SEC allows the Company to “incorporate by reference” information into this proxy statement, which means that the Company can disclose important information about the Company by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement. This proxy statement incorporates by reference the documents and reports listed below (other than portions of these documents that are deemed to have been furnished and not filed):

•	the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 27, 2020;

•

the information specifically incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December  31, 2019 from the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2020 Annual Meeting of Stockholders, filed with the SEC on March 10, 2020;

•	the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2020 and June 30, 2020, filed with the SEC on May 1, 2020 and July 31, 2020, respectively; and

•

the Company’s Current Reports on Form 8-K (in all cases other than information furnished rather than filed pursuant to any Form 8-K) filed with the SEC on February  6, 2020, March  13, 2020, April  24, 2020, April  29, 2020, June  3, 2020, July  29, 2020 and September 1, 2020.

The Company also incorporates by reference the information contained in all other documents it files with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than portions of these documents that are deemed to have been furnished and not filed in accordance with SEC rules, including current reports on Form 8-K furnished under Item 2.02 and Item 7.01 (including any financial statements of exhibits relating thereto furnished pursuant to Item 9.01)) after the date of this proxy statement and prior to the issuance of all the shares covered by this proxy statement. The information contained in any such document will be considered part of this proxy statement from the date the document is filed with the SEC.

Any statement contained in a document incorporated or deemed to be incorporated by reference in this proxy statement will be deemed to be modified or superseded to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this proxy statement modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the Acquisition or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Liberty Oilfield Services Inc.

950 17th Street, Suite 2400

Denver, Colorado 80202

(303) 515-2800

Attention: Corporate Secretary

Email: IR@libertyfrac.com

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

D.F. King

lbrt@dfking.com

Individuals, banks and brokers please call toll-free: (866) 796-1290

If you are a stockholder of the Company and would like to request documents, please do so no later than five business days prior to the Special Meeting in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this proxy statement relating to the Company has been supplied by the Company, and all such information relating to OneStim or the Schlumberger Parties has been supplied by Schlumberger US. Information provided by either the Company or Schlumberger US does not constitute any representation, estimate or projection of any other party.

This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the Acquisition, the Company, OneStim or the Schlumberger Parties that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

INDEX TO ONESTIM FINANCIAL INFORMATION

OneStim

See the Notes to Combined Financial Statements

ONESTIM

Combined Statement of Operations

For the Six Months Ended June 30, 2020 and 2019

(Unaudited)

	Six Months Ended June 30,
	2020	2019
	(Stated in millions)
Revenue	$741	$1,738
Expenses
Cost of revenue	770	1,638
Research and engineering	4	10
General & administrative	68	88
Impairments & other	936	—
Interest	6	6

Loss before taxes	(1,043)	(4)
Tax benefit	(235)	—

Net loss	$(808)	$(4)

See the Notes to Combined Financial Statements

ONESTIM

Combined Statement of Comprehensive Loss

For the Six Months Ended June 30, 2020 and 2019

(Unaudited)

	Six Months Ended June 30,
	2020	2019
	(Stated in millions)
Net loss	$(808)	$(4)
Currency translation adjustments
Net change arising during period	(6)	5
Cash flow hedges
Net loss on cash flow hedges	(18)	(13)

Comprehensive loss	$(832)	$(12)

See the Notes to Combined Financial Statements

ONESTIM

Combined Balance Sheet

As of June 30, 2020 and December 31, 2019

	June 30, 2020 (Unaudited)	December 31, 2019
	(Stated in millions)
ASSETS
Current Assets
Receivables less allowance for doubtful accounts (2020 - $9; 2019 - $1)	$91	$359
Inventories	37	26
Other current assets	43	28

	171	413
Fixed Assets less accumulated depreciation	288	931
Deferred Taxes	276	189
Operating Lease Right-of-use Assets	22	45
Other Assets	16	88

	$773	$1,666

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable and accrued liabilities	$318	$517
Current portion of operating lease liabilities	105	44

	423	561
Operating Lease Liabilities	190	107
Other Liabilities	303	326

	916	994

Equity
Parent’s net investment	(143)	672

	$773	$1,666

See the Notes to Combined Financial Statements

ONESTIM

Combined Statement of Cash Flows

For the Six Months Ended June 30, 2020 and 2019

(Unaudited)

	Six Months Ended June 30,
	2020	2019
	(Stated in millions)
Cash flows from operating activities:
Net loss	$(808)	$(4)
Adjustments to reconcile net loss to cash provided by operating activities:
Impairments and other charges	936	—
Depreciation and amortization	54	167
Stock-based compensation expense	3	3
Deferred taxes	(87)	(4)
Change in assets and liabilities:
Decrease (increase) in receivables	268	(173)
Increase in inventories	(11)	(14)
Decrease in other current assets	13	19
Increase in other assets	—	(4)
(Decrease) increase in accounts payable and accrued liabilities	(283)	76
(Decrease) increase in other liabilities	(26)	8
Other	(58)	5

NET CASH PROVIDED BY OPERATING ACTIVITIES	1	79

Cash flows from investing activities:
Capital expenditures	(24)	(94)
Other	24	—

NET CASH USED IN INVESTING ACTIVITIES	—	(94)

Cash flows from financing activities:
Net transfers from Parent	14	29
Other	(15)	(14)

NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(1)	15

Net change in cash	—	—
Cash, beginning of period	—	—

Cash, end of period	$—	$—

See the Notes to Combined Financial Statements

ONESTIM

COMBINED STATEMENT OF PARENT’S NET INVESTMENT

(Unaudited)

Parent’s Net Investment
(Stated in millions)
Balance, December 31, 2019	$672
Net loss	(808)
Stock-based compensation expense	3
Currency translation adjustments	(6)
Change in fair value of cash flow hedge	(18)
Net transfers from Parent	14

Balance, June 30, 2020	$(143)

Parent’s Net Investment
(Stated in millions)
Balance, December 31, 2018	$2,212
Net loss	(4)
Stock-based compensation expense	3
Currency translation adjustments	5
Change in fair value of cash flow hedge	(13)
Net transfers from Parent	29

Balance, June 30, 2019	$2,232

See the Notes to Combined Financial Statements

ONESTIM

Notes to Combined Financial Statements

(Unaudited)

1.    Basis of Presentation and Summary of Accounting Policies

Basis of Presentation

These combined financial statements reflect the combined historical results of operations, financial position and cash flows of the OneStim business of Schlumberger Limited (“Schlumberger” or “Parent”). OneStim provides a low cost-to-service and highly competitive service delivery platform in North America’s unconventional plays. The services include hydraulic fracturing, perforating and a vertically integrated product and logistics organization.

OneStim is indirectly 100% owned by Schlumberger. These combined financial statements were prepared on a stand-alone basis derived from the consolidated financial statements and accounting records of Schlumberger as if OneStim had been operating as a stand-alone company for all periods presented.

The accompanying unaudited combined financial statements of OneStim have been prepared in accordance with generally accepted accounting principles in the United States of America for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for annual financial statements. In the opinion of OneStim management, all adjustments considered necessary for a fair statement have been included in the accompanying unaudited financial statements. Operating results for the six-month period ended June 30, 2020 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2020. The December 31, 2019 balance sheet information has been derived from the OneStim 2019 audited financial statements.

The assets and liabilities in the combined financial statements have been reflected on a historical cost basis, as included in the consolidated statements of position of Schlumberger. The Combined Statement of Operations include allocations of costs incurred by Schlumberger for functions such as corporate executive management, human resources, finance, information technology, facilities, and legal, among others. The total costs allocated to these combined financial statements were $41 million and $63 million for the first six months of 2020 and 2019, respectively. These expenses, which are included in General & administrative in the Combined Statement of Operations, have been allocated to OneStim primarily on a proportional basis of revenue or other measures of the business or of Schlumberger.

Management believes that the assumptions underlying the combined financial statements, including assumptions regarding the allocation of general corporate expenses from Schlumberger, are reasonable. Nevertheless, the combined financial statements may not include all actual expenses that would have been incurred by OneStim and may not reflect the combined results of operations, financial position and cash flows had it operated as a stand-alone company during the years presented. Actual costs that would have been incurred if OneStim had been a stand-alone company would depend on multiple factors, including organizational structure and strategic decisions made in various areas, including information technology and infrastructure.

Principles of Combination

The combined financial statements include certain assets and liabilities that have historically been held at the Schlumberger level but are specifically identifiable or otherwise attributable to OneStim. All significant intercompany transactions and accounts within OneStim’s combined businesses have been eliminated. Transactions between OneStim and Schlumberger, including revenue from Schlumberger and expenses related to corporate allocations from Schlumberger, are considered to be effectively settled for cash at the time the transaction is recorded. The total net effect of the settlement of these transactions is reflected in the Combined Statement of Cash Flows as a financing activity and in the Combined Balance Sheet as Parent’s net investment.

Concentration of Credit Risk

OneStim’s assets that are exposed to concentrations of credit risk consist primarily of receivables from clients. OneStim performs ongoing credit evaluations of its customers’ financial condition. OneStim maintains an allowance for doubtful accounts in order to record receivables at their net realizable value. If the financial condition of its customers were to deteriorate resulting in an impairment of their ability to make payments, an adjustment to the allowance may be required. At June 30, 2020, two customers each accounted for more than 10% of Receivables. At December 31, 2019, no customer accounted for more than 10% of Receivables.

One customer accounted for 10% of Revenue during first six months of 2020. No customer accounted for more than 10% of Revenue during the first six months of 2019.

Cash Management

Cash is managed centrally by Schlumberger on behalf of OneStim. Accordingly, the cash held by Schlumberger at the corporate level was not attributed to OneStim for any of the periods presented. Transfers of cash, both to and from Schlumberger’s centralized cash management system, are reflected as a component of Parent’s net investment in the Combined Balance Sheet and as a financing activity on the accompanying Combined Statement of Cash Flows.

Due to OneStim’s participation in Schlumberger’s centralized cash management process, OneStim utilizes Schlumberger to fund its operations and meet its obligations. To ensure OneStim is able to continue its operations and meet its obligations, it has received a commitment from Schlumberger to provide financial support to enable it to continue its operations and fulfill its obligations through September 2, 2021. This commitment terminates upon a change of control of OneStim.

Inventories

Inventories, which are stated at the lower of average cost or net realizable value, consist primarily of materials, such as proppants, chemicals and other items, used in hydraulic fracturing.

Research and Engineering Costs

Research and engineering have been provided and managed by Schlumberger on a centralized basis. These expenses have been allocated to OneStim on the basis of estimated actual costs incurred.

Income Taxes

OneStim’s operations have, historically been included in the income tax filings of various subsidiaries of Schlumberger. The provision for income taxes in OneStim’s Combined Statement of Operations is based on a separate return methodology using the asset and liability approach of accounting for income taxes. Under this approach, the provision for income taxes represents income taxes paid or payable for the current year plus the change in deferred taxes during the year calculated as if OneStim was a stand-alone tax payer filing hypothetical income tax returns, where applicable. Payments to tax authorities are made by Schlumberger and not by OneStim. OneStim does not maintain taxes payable to/from Schlumberger as the related amounts are deemed to be immediately settled with Schlumberger as a component of Parent’s net investment.

Subsequent Events

Subsequent events have been evaluated through September 1, 2020, which is the date the financial statements were available to be issued.

2.    Charges

OneStim recorded the following charges and credits during the first six months of 2020, all of which are classified as Impairments & other in the Combined Statement of Operations:

	Pretax	Tax	Net
	(Stated in millions)
First Quarter:
Pressure pumping equipment and related assets	$587	$133	$454
Workforce reductions	1	—	1
Second Quarter:
Right-of-use asset impairments	209	48	161
Fixed asset impairments	44	10	34
Supply contracts	39	9	30
Workforce reductions	35	8	27
Other	21	4	17

	$936	$212	$724

First quarter 2020:

Geopolitical events that increased the supply of low-priced oil to the global market occurred at the same time that demand weakened due to the worldwide effects of the COVID-19 pandemic, leading to a collapse in oil prices during March 2020. As a result, Schlumberger’s market capitalization deteriorated significantly compared to the end of 2019.

The negative market indicators described above were triggering events that indicated that certain of OneStim’s long-lived assets may be impaired. Recoverability testing indicated that certain long-lived assets were impaired. The estimated fair value of these assets was determined to be below their carrying value. As a result, OneStim recorded $587 million of impairment charges relating to its pressure pumping equipment and related assets. OneStim also recorded a $1 million charge relating to workforce reductions.

Second quarter 2020:

As previously noted, late in the first quarter of 2020 geopolitical events that increased the supply of low-priced oil to the global market occurred at the same time as demand weakened due to the worldwide effects of the COVID-19 pandemic, which led to a collapse in oil prices. OneStim responded to these market conditions by taking actions to restructure its business and rationalize its asset base during the second quarter of 2020. These actions included reducing headcount and closing facilities. Additionally, due to the resulting activity decline, OneStim had assets that will no longer be utilized.

As a consequence of these circumstances and decisions, OneStim recorded the following restructuring and asset impairment charges:

•	$209 million write-down of right-of-use assets under operating leases primarily associated with excess equipment and leased facilities Schlumberger is exiting.

•	$44 million of fixed asset impairments relating to facilities it is exiting.

•	$39 million relating to certain supply contracts.

•	$35 million of severance associated with workforce reductions.

•	$21 million of other restructuring costs.

As market conditions evolve, it may result in further restructuring and/or impairment charges in future periods relating to, among other things, inventory, fixed assets and other assets.

There were no charges recorded during the first six months of 2019.

3.    Fixed Assets

A summary of fixed assets follows:

	June 30, 2020	December 31, 2019
	(Stated in millions)
Property, plant & equipment	$1,453	$2,229
Less: Accumulated depreciation	1,165	1,298

	$288	$931

Depreciation expense relating to fixed assets was $54 million and $167 million for the first six months of 2020 and 2019, respectively.

4.    Contingencies

OneStim is party to various legal proceedings from time to time. A liability is accrued when a loss is both probable and can be reasonably estimated. Management believes that the probability of a material loss with respect to any currently pending legal proceeding is remote. However, litigation is inherently uncertain and it is not possible to predict the ultimate disposition of any of these proceedings.

Report of Independent Auditors

To Management of the OneStim business of Schlumberger Limited

We have audited the accompanying combined financial statements of the OneStim business (“OneStim”) of Schlumberger Limited (“Schlumberger” or “Parent”), which comprise the combined balance sheet as of December 31, 2019 and 2018, and the related combined statements of operations, of comprehensive income (loss), of cash flows, and of Parent’s net investment for each of the three years in the period ended December 31, 2019.

Management’s Responsibility for the Combined Financial Statements

Management is responsible for the preparation and fair presentation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to OneStim’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of OneStim’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of OneStim as of December 31, 2019 and 2018 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the combined financial statements, OneStim has significant transactions with Schlumberger and its affiliates, including certain expense allocations, and participates in Schlumberger’s centralized treasury management function. As a result, OneStim utilizes Schlumberger to fund its operations and meet its obligations. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 24, 2020

PricewaterhouseCoopers LLP, 1000 Louisiana Street Suite 5800, Houston, Texas 77002-5021

T: 713 356 4000, www.pwc.com/us

ONESTIM

COMBINED STATEMENT OF OPERATIONS

	Year Ended December 31,
	2019	2018	2017
	(Stated in millions)
Revenue	$3,212	$4,320	$3,059
Expenses
Cost of revenue	3,020	3,903	2,771
Research and engineering	20	22	23
General & administrative	176	177	151
Impairments & other	1,588	94	21
Interest	13	2	—

(Loss) income before taxes	(1,605)	122	93
Tax (benefit) expense	(353)	29	(26)

Net (loss) income	$(1,252)	$93	$119

See the Notes to Combined Financial Statements

ONESTIM

COMBINED STATEMENT OF COMPREHENSIVE INCOME (LOSS)

	Year Ended December 31,
	2019	2018	2017
	(Stated in millions)
Net (loss) income	$(1,252)	$93	$119
Currency translation adjustments
Net change arising during period	4	(6)	7
Cash flow hedges
Net (loss) gain on cash flow hedges	(13)	4	—

Comprehensive (loss) income	$(1,261)	$91	$126

See the Notes to Combined Financial Statements

ONESTIM

COMBINED BALANCE SHEET

	December 31,
	2019	2018
	(Stated in millions)
ASSETS
Current Assets
Receivables less allowance for doubtful accounts (2019 - $1; 2018 - $-)	$359	$533
Inventories	26	49
Other current assets	28	32

	413	614
Fixed Assets less accumulated depreciation	931	2,405
Deferred Taxes	189	—
Operating Lease Right-of-use Assets	45	179
Other Assets	88	83

	$1,666	$3,281

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable and accrued liabilities	$517	$409
Current portion of operating lease liabilities	44	41

	561	450
Deferred Taxes	—	142
Operating Lease Liabilities	107	138
Other Liabilities	326	339

	994	1,069

Equity
Parent’s net investment	672	2,212

	$1,666	$3,281

See the Notes to Combined Financial Statements

ONESTIM

COMBINED STATEMENT OF CASH FLOWS

	Year Ended December 31,
	2019	2018	2017
	(Stated in millions)
Cash flows from operating activities:
Net (loss) income	$(1,252)	$93	$119
Adjustments to reconcile net loss to cash provided by operating activities:
Impairments and other charges	1,588	94	21
Depreciation and amortization	281	274	151
Stock-based compensation expense	6	5	4
Deferred taxes	(331)	3	126
Change in assets and liabilities:
Decrease (increase) in receivables	174	127	(448)
Decrease (increase) in inventories	3	22	(35)
Decrease (increase) in other current assets	5	18	(27)
(Increase) decrease in other assets	(9)	(20)	9
(Decrease) increase in accounts payable and accrued liabilities	(33)	(120)	221
Increase in other liabilities	9	—	17
Other	27	(5)	(4)

NET CASH PROVIDED BY OPERATING ACTIVITIES	468	491	154

Cash flows from investing activities:
Capital expenditures	(154)	(456)	(567)
Business acquisitions, net of cash acquired	—	(235)	(430)

NET CASH USED IN INVESTING ACTIVITIES	(154)	(691)	(997)

Cash flows from financing activities:
Net transfers (to) from Parent	(285)	200	843
Other	(29)	—	—

NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(314)	200	843

Net increase in cash	—	—	—
Cash, beginning of period	—	—	—

Cash, end of period	$—	$—	$—

See the Notes to Combined Financial Statements

ONESTIM

COMBINED STATEMENT OF PARENT’S NET INVESTMENT

Parent’s Net Investment
(Stated in millions)
Balance, January 1, 2017	$943
Net income	119
Stock-based compensation expense	4
Currency translation adjustments	7
Net transfers from Parent	843

Balance, December 31, 2017	1,916
Net income	93
Stock-based compensation expense	5
Currency translation adjustments	(6)
Change in fair value of cash flow hedge	4
Net transfers from Parent	200

Balance, December 31, 2018	2,212
Net loss	(1,252)
Stock-based compensation expense	6
Currency translation adjustments	4
Change in fair value of cash flow hedge	(13)
Net transfers to Parent	(285)

Balance, December 31, 2019	$672

See the Notes to Combined Financial Statements

Notes to Combined Financial Statements

1.    Basis of Presentation and Summary of Accounting Policies

Basis of Presentation

These combined financial statements reflect the combined historical results of operations, financial position and cash flows of the OneStim business of Schlumberger Limited (“Schlumberger” or “Parent”). OneStim provides a low cost-to-service and highly competitive service delivery platform in North America’s unconventional plays. The services include hydraulic fracturing, perforating and a vertically integrated product and logistics organization.

OneStim is indirectly 100% owned by Schlumberger. These combined financial statements were prepared on a stand-alone basis derived from the consolidated financial statements and accounting records of Schlumberger as if OneStim had been operating as a stand-alone company for all years presented. These combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

The assets and liabilities in the combined financial statements have been reflected on a historical cost basis, as included in the consolidated statements of position of Schlumberger. The Combined Statement of Operations include allocations of costs incurred by Schlumberger for functions such as corporate executive management, human resources, finance, information technology, facilities, and legal, among others. The total costs allocated to these combined financial statements are $125 million, $127 million and $109 million for the years 2019, 2018 and 2017, respectively. These expenses, which are included in General & administrative in the Combined Statement of Operations, have been allocated to OneStim primarily on a proportional basis of revenue or other measures of the business or of Schlumberger.

Management believes that the assumptions underlying the combined financial statements, including assumptions regarding the allocation of general corporate expenses from Schlumberger, are reasonable. Nevertheless, the combined financial statements may not include all actual expenses that would have been incurred by OneStim and may not reflect the combined results of operations, financial position and cash flows had it operated as a stand-alone company during the years presented. Actual costs that would have been incurred if OneStim had been a stand-alone company would depend on multiple factors, including organizational structure and strategic decisions made in various areas, including information technology and infrastructure.

Principles of Combination

The combined financial statements include certain assets and liabilities that have historically been held at the Schlumberger level but are specifically identifiable or otherwise attributable to OneStim. All significant intercompany transactions and accounts within OneStim’s combined businesses have been eliminated. Transactions between OneStim and Schlumberger, including revenue from Schlumberger and expenses related to corporate allocations from Schlumberger, are considered to be effectively settled for cash at the time the transaction is recorded. The total net effect of the settlement of these transactions is reflected in the Combined Statement of Cash Flows as a financing activity and in the Combined Balance Sheet as Parent’s net investment.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. On an ongoing basis, OneStim evaluates its estimates, including those related to collectibility of accounts receivable; recoverability of fixed assets; income taxes and contingencies. OneStim bases its estimates on historical experience and other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Revenue Recognition

In May 2014, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers. This ASU amended the existing accounting standards for revenue recognition and requires companies to recognize revenue when control of the promised goods or services is transferred to a customer at an amount that reflects the consideration a company expects to receive in exchange for those goods or services. OneStim adopted this ASU on January 1, 2018 using the modified retrospective transition method applied to those contracts which were not completed as of January 1, 2018. Prior period amounts have not been adjusted and continue to be reflected in accordance with OneStim’s historical accounting. The adoption of this ASU did not have a material impact on OneStim’s Combined Financial Statements.

OneStim recognizes revenue upon the transfer of control of promised products or services to customers at an amount that reflects the consideration it expects to receive in exchange for these products or services. The vast majority of OneStim’s services and product offerings are short-term in nature. The time between invoicing and when payment is due under these arrangements is generally between 30 to 60 days.

Concentration of Credit Risk

OneStim’s assets that are exposed to concentrations of credit risk consist primarily of receivables from clients. OneStim performs ongoing credit evaluations of its customers’ financial condition. OneStim maintains an allowance for doubtful accounts in order to record receivables at their net realizable value. If the financial condition of its customers were to deteriorate resulting in an impairment of their ability to make payments, an adjustment to the allowance may be required. At December 31, 2019, no customer accounted for more than 10% of Receivables. At December 31, 2018, one customer accounted for 12% of Receivables.

One customer accounted for 10% of Revenue in each of 2019 and 2018. One customer accounted for 11% of Revenue in 2017.

Cash Management

Cash is managed centrally by Schlumberger on behalf of OneStim. Accordingly, the cash held by Schlumberger at the corporate level was not attributed to OneStim for any of the periods presented. Transfers of cash, both to and from Schlumberger’s centralized cash management system, are reflected as a component of Parent’s net investment in the Combined Balance Sheet and as a financing activity on the accompanying Combined Statement of Cash Flows.

Due to OneStim’s participation in Schlumberger’s centralized cash management process, OneStim utilizes Schlumberger to fund its operations and meet its obligations. To ensure OneStim is able to continue its operations and meet its obligations, it has received a commitment from Schlumberger to provide financial support to enable it to continue its operations and fulfill its obligations through February 25, 2021. This commitment terminates upon a change of control of OneStim.

Inventories

Inventories, which are stated at the lower of average cost or net realizable value, consist primarily of materials, such as proppants, chemicals and other items, used in hydraulic fracturing.

Research and Engineering Costs

Research and engineering have been provided and managed by Schlumberger on a centralized basis. These expenses have been allocated to OneStim on the basis of estimated actual costs incurred.

Income Taxes

OneStim’s operations have, historically been included in the income tax filings of various subsidiaries of Schlumberger. The provision for income taxes in OneStim’s Combined Statement of Operations is based on a separate return methodology using the asset and liability approach of accounting for income taxes. Under this approach, the provision for income taxes represents income taxes paid or payable for the current year plus the change in deferred taxes during the year calculated as if OneStim was a stand-alone tax payer filing hypothetical income tax returns, where applicable. Payments to tax authorities are made by Schlumberger and not by OneStim. OneStim does not maintain taxes payable to/from Schlumberger as the related amounts are deemed to be immediately settled with Schlumberger as a component of Parent’s net investment.

Pension and Other Postretirement Benefits

Certain OneStim employees in the US and Canada participate in defined benefit pension and other postretirement benefit plans sponsored by subsidiaries of Schlumberger. For purposes of these Combined Financial Statements, OneStim accounts for these plans as multiemployer plans. Accordingly, OneStim does not record an asset or liability to recognize the funded status of these plans. However, a proportionate share of the cost ($0 in 2019, $5 million in 2018 and $3 million in 2017) is reflected in the Combined Financial Statements.

In addition to providing defined pension benefits and postretirement benefit plans, OneStim has other deferred benefit programs, primarily profit sharing and defined contribution pension plans. The expense for these programs, was $26 million in both 2019 and 2018 and $15 million for 2017.

Subsequent Events

Subsequent events have been evaluated through February 24, 2020, which is the date the financial statements were available to be issued.

2.    Charges

OneStim recorded the following charges and credits during 2019, 2018 and 2017:

2019

OneStim recorded the following charges and credits during 2019, all of which are classified as Impairments & other in the Combined Statement of Operations:

	Pretax	Tax	Net
	(Stated in millions)
Fourth quarter of 2019
Right-of-use asset impairments	$8	$3	$5
Severance and other	5	1	4
Third quarter of 2019
Pressure pumping equipment and related assets	1,324	289	1,035
Supply contract	121	27	94
Right-of-use asset impairments	98	22	76
Inventory write-downs	19	4	15
Workforce reductions	13	2	11

	$1,588	$348	$1,240

During the fourth quarter of 2019 OneStim recorded the following restructuring charges:

•	$8 million of right-of-use assets under operating leases.

•	$5 million of severance and other.

•

Deteriorating market conditions in the United States during the third quarter of 2019, as well as the appointment of a new Chief Executive Officer of Schlumberger (as described below), were all triggering events that indicated that certain of OneStim’s long-lived assets may be impaired.

Recoverability testing indicated that certain long-lived assets were impaired. The estimated fair value of these assets were determined to be below their carrying value. As a result, OneStim recorded $1.575 billion of impairment and related charges which consisted of:

•	$1.324 billion of pressure pumping equipment and related assets.

•	$98 million of right-of-use assets under operating leases.

•	$121 million relating to a supply contract, which remains unpaid and included in Accounts payable and accrued liabilities.

•	$19 million of inventory.

•	$13 million of severance.

The fair value of certain of the impaired long-lived assets was estimated based on the present value of projected future cash flows that the underlying assets are expected to generate. Such estimates included unobservable inputs that required significant judgment.

Substantially all of the charges recorded during 2019 will not result in any future cash outflows.

During the third quarter of 2019, Schlumberger’s Board of Directors announced the appointment of a new Chief Executive Officer. As the new Chief Executive Officer further develops and implements his strategy, it may result in additional restructuring charges in future periods. Furthermore, OneStim may be required to record additional impairment charges if industry conditions deteriorate.

2018

•	During 2018, OneStim recorded a $71 million charge to fully impair an intangible asset. This amount is classified in Impairments & other in the Combined Statement of Operations.

•

During 2018, OneStim recorded a $23 million charge associated with workforce reductions, primarily to further streamline its support cost structure. This charge is classified in Impairments & other in the Combined Statement of Operations.

The following is a summary of these charges and credits:

	Pretax	Tax	Net
	(Stated in millions)
Workforce reductions	$23	$5	$18
Intangible asset impairment	71	16	55

	$94	$21	$73

2017

•

On December 22, 2017, the US enacted the Tax Cuts and Jobs Act (the “Act”). The Act, which is also commonly referred to as “US tax reform”, significantly changes US corporate income tax laws by, among other things, reducing the US corporate income tax rate to 21% starting in 2018 and creating a territorial tax system with a one-time mandatory tax on previously deferred foreign earnings of US subsidiaries. As a result, OneStim recorded a net benefit of $89 million during 2017. This amount, which is included in Tax (benefit) expense in the Combined Statement of Operations, relates to the remeasurement of OneStim’s net deferred tax liabilities in the US based on the new lower corporate income tax rate.

•

The Business recorded $21 million of charges during 2017 relating to employee benefits, transaction, and other integration-related costs in connection with its acquisition of Weatherford International plc’s US hydraulic fracturing and pumpdown perforating business. This amount is classified in Impairments & other in the Combined Statement of Operations.

The following is a summary of these charges and credits:

	Pretax	Tax	Net
	(Stated in millions)
Integration-related costs	$21	$6	$15
US tax reform credit	—	89	(89)

	$21	$95	$(74)

3.    Acquisitions

OneStim made acquisitions for cash payments, net of cash acquired, of $235 million during 2018 and $430 million during 2017. Substantially all of the purchase price in connection with these transactions was allocated to Fixed Assets less accumulated depreciation in the Combined Balance Sheet.

4.    Fixed Assets

A summary of fixed assets follows:

	2019	2018
	(Stated in millions)
Land	$72	$72
Buildings & improvements	341	469
Sand production facilities	376	837
Machinery & equipment	1,440	3,303

	2,229	4,681
Less: Accumulated depreciation	1,298	2,276

	$931	$2,405

The estimated useful lives of Buildings & improvements are primarily 25 to 30 years. The estimated useful lives of Sand production facilities are primarily 20 years. The estimated useful lives of Machinery & equipment are primarily 5 to 10 years.

Depreciation expense, which is recorded on a straight-line basis, was $281 million, $270 million and $151 million in 2019, 2018 and 2017, respectively.

5.    Stock-based Compensation

Schlumberger Limited has three types of stock-based compensation programs: (i) stock options, (ii) a restricted stock unit program and (iii) a discounted stock purchase plan (“DSPP”).

Stock Options

Key employees are granted stock options under Schlumberger Limited stock option plans. For all of the stock options granted, the exercise price of each option equals the average of the high and low sales prices of Schlumberger Limited stock on the date of grant; an option’s maximum term is generally ten years, and options generally vest in increments over five years.

The fair value of each stock option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions and resulting weighted-average fair value per share:

	2019	2018	2017
Dividend yield	4.9%	2.6%	2.3%
Expected volatility	25%	26%	27%
Risk-free interest rate	2.7%	2.6%	2.4%
Expected option life in years	7.0	7.0	7.0
Weighted-average fair value per share	$6.20	$16.93	$20.42

Employees of OneStim were granted stock options of approximately 100,000, 50,000 and 150,000 of Schlumberger Limited stock in 2019, 2018 and 2017, respectively.

Restricted Stock

Schlumberger Limited grants restricted stock awards to certain employees of OneStim. The restricted stock awards generally vest at the end of three years. Restricted stock awards do not pay dividends or have voting rights prior to vesting. Accordingly, the fair value of a restricted stock award is the quoted market price of Schlumberger Limited’s stock on the date of grant less the present value of the expected dividends not received prior to vesting.

During 2019, 2018 and 2017, Schlumberger Limited granted the following shares of restricted stock to employees of OneStim:

	2019	2018	2017
	(Shares stated in thousands)
Shares	102	46	40
Weighted-average fair market value per share	$35.25	$65.34	$64.77

Discounted Stock Purchase Plan

Under the terms of the DSPP, employees can choose to have a portion of their earnings withheld, subject to certain restrictions, to purchase Schlumberger Limited common stock. The purchase price of the stock is 92.5% of the lower of the stock price at the beginning or end of the plan period at six-month intervals. Under the plan, Schlumberger Limited sold approximately 380,000, 230,000 and 130,000 shares to employees of OneStim in 2019, 2018 and 2017, respectively.

The fair value of the employees’ purchase rights under the DSPP was estimated using the Black-Scholes model with the following assumptions and resulting weighted average fair value per share:

	2019	2018	2017
Dividend yield	5.2%	2.9%	2.9%
Expected volatility	31%	22%	19%
Risk-free interest rate	2.3%	1.6%	1.0%
Weighted-average fair value per share	$5.92	$8.96	$11.66

Total Stock–based Compensation Expense

The following summarizes stock-based compensation expense recognized in income:

	2019	2018	2017
	(Stated in millions)
Stock options	$1	$1	$1
Restricted stock	3	2	1
DSPP	2	2	2

	$6	$5	$4

At December 31, 2019, there was $6 million of total unrecognized compensation cost related to nonvested stock-based compensation arrangements, of which $3 million is expected to be recognized in 2020, $2 million in 2021, $1 million in 2022.

6.    Income Taxes

(Loss) income before taxes subject to United States and non-United States income taxes were as follows:

	2019	2018	2017
	(Stated in millions)
United States	$(1,557)	$99	$87
Outside United States	(48)	23	6

	$(1,605)	$122	$93

The components of net deferred tax assets (liabilities) were as follows:

	2019	2018
	(Stated in millions)
Fixed assets, net	$111	$(167)
Intangible assets	12	13
Accruals	39	11
Other	27	1

	$189	$(142)

The components of Tax (benefit) expense were as follows:

	2019	2018	2017
	(Stated in millions)
Current:
United States-Federal	$(18)	$18	$(150)
United States-State	(2)	2	(6)
Outside United States	(2)	6	4

	(22)	26	(152)

Deferred:
United States-Federal	$(297)	$3	$121
United States-State	(22)	—	7
Outside United States	(12)	—	(2)

	(331)	3	126

	(353)	29	(26)

OneStim’s effective tax rate of 22% in 2019, 24% in 2018 and -28% in 2017 differs from the US statutory federal tax rates of 21% during 2019 and 2018 and 35% during 2017, primarily due to the effects of permanent items that are not deductible for income tax purposes and the effect during 2017 of the US tax reform legislation.

OneStim classifies interest and penalties relating to uncertain tax positions within Tax (benefit) expense in the Combined Statement of Operations.

Schlumberger’s United States federal tax returns for the years from 2017 to 2019 and Schlumberger’s Canadian tax returns for the years from 2012 to 2019 are either currently under audit or remain open and subject to examination by the tax authorities.

Tax liabilities are recorded based on estimates of additional taxes which will be due upon the conclusion of audits. Estimates of these tax liabilities are made based upon prior experience and are updated in light of changes in facts and circumstances. However, due to the complex application of tax regulations, it is possible that the ultimate resolution of audits may result in liabilities which could be materially different from these estimates. In such an event, OneStim will record additional tax expense or tax benefit in the period in which such resolution occurs.

7.    Leases and Lease Commitments

During the fourth quarter of 2018, OneStim adopted ASU No. 2016-02 Leases, effective January 1, 2018. This ASU requires lessees to recognize an operating lease asset and a lease liability on the balance sheet with the exception of short-term leases.

Under the transition method selected by OneStim leases existing at, or entered into after, January 1, 2018 were required to be recognized and measured. Prior period amounts have not been adjusted and continue to be reflected in accordance with OneStim’s historical accounting. The adoption of this standard had no impact on OneStim’s Combined Statement of Parent’s Net Investment or Combined Statement of Operations. Short-term leases have not been recorded on the balance sheet.

OneStim elected the package of practical expedients permitted under the transition guidance within the new standard which, among other things, allows companies to carry forward their historical lease classification.

OneStim’s leasing activities primarily consist of operating leases for administrative offices, service centers, sales offices and certain equipment. Total operating lease expense, which approximates cash paid and includes short-term leases, was $167 million in 2019, $179 million in 2018 and $131 million in 2017.

Maturities of operating lease liabilities as of December 31, 2019 were as follows:

(Stated in millions)
2020	$45
2021	39
2022	23
2023	19
2024	15
Thereafter	26

Total lease payments	$167
Less: Interest	(16)

$151

The weighted-average remaining lease term as of December 31, 2019 was 5 years. The weighted average discount rate used to determine the operating lease liability as of December 31, 2019 was 3.2%.

During 2018, in connection with OneStim’s construction of certain facilities, it entered into two finance leases, each with a 10 year term. Payments due under these arrangements, inclusive of interest, as of December 31, 2019 are $33 million per year from 2020 to 2024 and $155 million thereafter. Finance lease liabilities were $320 million at December 31, 2019, of which $30 million was included in Accounts payable and accrued liabilities and $291 million in Other Liabilities in the Combined Balance Sheet. Finance lease liabilities were $350 million at December 31, 2018, of which $29 million was included in Accounts payable and accrued liabilities and $321 million in Other Liabilities in the Combined Balance Sheet.

In connection with the finance leases, OneStim entered into interest rate swaps of the same duration. These interest rate swaps effectively converted the variable rate finance leases to a fixed interest rate of 2.35%. At December 31, 2019 OneStim recognized a cumulative net $9 million loss in Net parent’s investment in the Combined Balance Sheet.

8.    Contingencies

OneStim is party to various legal proceedings from time to time. A liability is accrued when a loss is both probable and can be reasonably estimated. Management believes that the probability of a material loss with respect to any currently pending legal proceeding is remote. However, litigation is inherently uncertain and it is not possible to predict the ultimate disposition of any of these proceedings.

ANNEX A

MASTER TRANSACTION AGREEMENT

MASTER TRANSACTION AGREEMENT

by and between

SCHLUMBERGER TECHNOLOGY CORPORATION,

SCHLUMBERGER CANADA LIMITED,

LIBERTY OILFIELD SERVICES NEW HOLDCO LLC,

LOS CANADA OPERATIONS INC.,

AND

LIBERTY OILFIELD SERVICES INC.

Dated as of August 31, 2020

i

Schedules

Schedule 1.1 - Liberty Parent Stockholders

Schedule 1.2 - Pre-Closing Restructuring

Schedule 1.4(b) - Specified Transferred Assets

Schedule 1.5(a)(vii) - Specified Assumed Liabilities

Schedule 1.7(a) - Consents

Schedule 2.3 - Minimum Condition

Schedule 3.1(e) - Schlumberger Consents

Schedule 3.1(h) - Schlumberger Absence of Certain Changes

Schedule 3.1(i) - Schlumberger Taxes

Schedule 3.1(j)(i)(E) - Schlumberger Other Real Property and Lease Agreements

Schedule 3.1(j)(ii) - Schlumberger Joint Use Facilities

Schedule 3.1(k)(i) - Schlumberger Fixed Assets

ii

Schedule 3.1(k)(ii) - Schlumberger Personal Property Leases

Schedule 3.1(l) - Schlumberger Material Contracts

Schedule 3.1(p) - Schlumberger Compliance with Laws; Permits

Schedule 3.1(q) - Schlumberger Environmental Matters

Schedule 3.2(f)(ii) - Liberty Capital Structure

Schedule 3.2(h) - Liberty Absence of Certain Changes

Schedule 3.2(k) - Liberty Material Contracts

Schedule 3.2(j)(ii) - Liberty Leases

Schedule 4.2 - Conduct of Business – Schlumberger

Schedule 4.3 - Conduct of Business – Liberty

Schedule 4.8(a) - Non-Compete Area

Schedule 4.15 - Schlumberger Credit Support Obligations

Schedule 4.19(a) - Potential Liberty Employees

Schedule 4.19(i) - Severance Benefits

Schedule 9.1(a) - Commercial Agreement Principles

Schedule 9.1(b) - Business Contracts

Schedule 9.1(c) - Equipment

Schedule 9.1(d) - Excluded Business Contracts

Schedule 9.1(e) - Excluded Intellectual Property and Retained Intellectual Property

Schedule 9.1(f) - Excluded Permits

Schedule 9.1(g) - Schlumberger Knowledge Persons

Schedule 9.1(h) - Liberty Knowledge Persons

Schedule 9.1(i) - Permitted Liens

Schedule 9.1(j) - Transferred Business Contracts

Schedule 9.1(k) - Transferred Permits

Schedule 9.1(l) - Transferred Intellectual Property

Schedule 9.1(m) - Transitional Schlumberger Marks

Exhibits

Exhibit A - A&R Stockholders Agreement

Exhibit B – Canadian Restructuring Contribution Agreement

Exhibit C - Employee Matters Agreement Term Sheet

Exhibit D - Equity Assignment Agreement

Exhibit E - Intellectual Property License Agreement

Exhibit F - Registration Rights Agreement

Exhibit G - US Restructuring Contribution Agreement

Disclosure Letters

Schlumberger Disclosure Letter

Liberty Disclosure Letter

iii

MASTER TRANSACTION AGREEMENT

This MASTER TRANSACTION AGREEMENT (this “Agreement”), dated as of August 31, 2020, is made by and among Schlumberger Technology Corporation, a Texas corporation (“Schlumberger US”), Schlumberger Canada Limited, a corporation organized pursuant to the laws of the Province of Alberta (“Schlumberger Canada”), Liberty Oilfield Services New HoldCo LLC, a Delaware limited liability company (“US Buyer”), the managing member of which is Liberty Oilfield Services Inc., a Delaware corporation (“Liberty Parent”), LOS Canada Operations Inc., a British Columbia corporation and indirect, wholly-owned subsidiary of US Buyer (“Canadian Buyer”), and Liberty Parent. Each of Schlumberger US, Schlumberger Canada, US Buyer, Canadian Buyer and Liberty Parent is individually referred to herein as a “Party” and collectively as the “Parties.” Certain capitalized terms used in this Agreement are defined or referred to in Section 9.1.

W I T N E S S E T H:

WHEREAS, as of the date of this Agreement, (i) Schlumberger Canada directly or indirectly owns and operates the Canadian Transferred Assets and (ii) Schlumberger US directly or indirectly owns and operates the US Transferred Assets, in each case, in connection with the operation of the Business;

WHEREAS, pursuant to the Pre-Closing Restructuring, immediately prior to the Closing, (i) Schlumberger Canada intends to Convey to 1263651 B.C. Unlimited Liability Company, an unlimited liability company organized under the laws of the Province of British Columbia and a direct, wholly-owned subsidiary of Schlumberger Canada (“Schlumberger Canada Target”), and Schlumberger Canada Target intends to assume and accept from Schlumberger Canada all of the Canadian Transferred Assets and the Canadian Assumed Liabilities (as defined below), and (ii) Schlumberger US intends to Convey to Solar US Target A, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Schlumberger US (“Schlumberger US Target A”), (B) Solar US Target B, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Schlumberger US (“Schlumberger US Target B”), and (C) Solar US Target C, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Schlumberger US (“Schlumberger US Target C” and, together with Schlumberger US Target A and Schlumberger US Target B, the “Schlumberger US Targets,” and the Schlumberger US Targets together with Schlumberger Canada Target, the “Target Companies”), and the Schlumberger US Targets intend to assume and accept from Schlumberger US each of their respective portions of all of the US Transferred Assets and the US Assumed Liabilities (as defined below), in each case, upon the terms and subject to the conditions set forth in this Agreement and the Restructuring Agreements;

WHEREAS, at the Closing and following the completion of the Pre-Closing Restructuring in accordance with the terms of this Agreement and the Restructuring Agreements, (i) Schlumberger Canada intends to Convey to Canadian Buyer, and Canadian Buyer intends to purchase, assume and accept from Schlumberger Canada, 100% of the issued and outstanding shares of Schlumberger Canada Target (the “Target Canadian Interests”), all of which are owned beneficially and of record by Schlumberger Canada (such transaction, the “Canadian Equity Sale”), and (ii) Schlumberger US intends to Convey to US Buyer, and US Buyer intends to purchase, assume and accept from Schlumberger US, 100% of the issued and outstanding membership interests of each of the Schlumberger US Targets (the “Target US Interests” and, together with the Target Canadian Interests, the “Target Interests”), all of which are owned beneficially and of record by Schlumberger US (such transaction, the “US Equity Sale” and, together with the Canadian Equity Sale, the “Equity Sale”), in each case, upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, at the Closing, (i) Canadian Buyer intends to issue to Schlumberger Canada the Canadian Buyer Note, and (ii) US Buyer intends to transfer to Schlumberger US the Schlumberger US Consideration, in each case, upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, (i) the board of directors of Liberty Parent (the “Liberty Parent Board”) has unanimously approved this Agreement and declared advisable and in the best interests of Liberty Parent and its respective equity holders the transactions contemplated by this Agreement upon the terms and subject to the conditions set forth in this Agreement, and resolved to recommend that the holders of Liberty Parent Class A Common Stock and Liberty Parent Class B Common Stock approve the Liberty Parent Share Issuance, upon the terms and subject to the conditions set forth in this Agreement; (ii) Liberty Parent, as the sole managing member of US Buyer, has approved the transactions contemplated by this Agreement; (iii) Canadian Buyer’s board of directors has approved this Agreement and declared advisable and in the best interest of Canadian Buyer’s equity holders the transactions contemplated by this Agreement, including the actions contemplated by the Equity Sale upon the terms and subject to the conditions set forth in this Agreement; and (iv) Schlumberger Parent’s, Schlumberger US’s and Schlumberger Canada’s respective board of directors have each approved this Agreement and declared advisable and in the best interest of Schlumberger Parent’s, Schlumberger US’s or Schlumberger Canada’s respective stockholders, as applicable, the transactions contemplated by this Agreement, including the actions contemplated by the Pre-Closing Restructuring and the Equity Sale, upon the terms and subject to the conditions set forth in this Agreement and the Restructuring Agreements;

WHEREAS, as an inducement to Schlumberger US and Schlumberger Canada entering into this Agreement, concurrently with the execution and delivery of this Agreement, (i) certain stockholders of Liberty Parent set forth on Section 1.1 of the Liberty Disclosure Letter have entered into a voting and support agreement (the “Stockholder Voting Agreement”); and (ii) certain management team members of Liberty Parent set forth on Section 1.1 of the Liberty Disclosure Letter have each entered into voting and support agreements (the “Management Voting Agreements” and together with the Stockholder Voting Agreement, the “Voting Agreements”);

WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby; and

WHEREAS, the Parties desire to enter into certain other transactions pursuant to this Agreement and the other Transaction Documents.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein and in the other Transaction Documents and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

PRE-CLOSING RESTRUCTURING

Section 1.1 The Pre-Closing Restructuring. Immediately prior to the Closing, each of Schlumberger US and Schlumberger Canada shall implement the Pre-Closing Restructuring in accordance with the terms set forth in this Agreement and the Restructuring Agreements. The Pre-Closing Restructuring, and actions contemplated by Section 1.6, will result in the Target Companies collectively owning and operating the Business (other than to the extent related to any Retained Assets), with (a) the Schlumberger US Targets collectively (i) owning and operating the US Business and the US Transferred Assets and (ii) assuming the US Assumed Liabilities, and (b) Schlumberger Canada Target (i) owning and operating the Canadian Business and the Canadian Transferred Assets and (ii) assuming the Canadian Assumed Liabilities, in each case, as set forth in this Article I. As promptly as practicable after the Pre-Closing Restructuring is completed, and subject to the satisfaction or waiver of the other conditions to Closing set forth in Article V, the Parties shall take, or cause to be taken, all actions that are necessary or appropriate to effect the Closing.

Section 1.2 Implementation. Schlumberger US and Schlumberger Canada shall effect the Pre-Closing Restructuring in accordance with the agreed general principles, objectives and other provisions set forth in this

Article I, which Pre-Closing Restructuring shall be implemented through the completion of the transactions generally described on Section 1.2 of the Schlumberger Disclosure Letter and reflected in the terms and conditions of the Restructuring Agreements, which the Parties agree are intended to accomplish the allocation of assets and liabilities set forth in this Article I; provided, that, except as expressly contemplated by Section 4.24 (Updated Schlumberger Disclosure Letter) of this Agreement with respect to amendments, modifications, updates and supplements to certain sections of the Schlumberger Disclosure Letter after the date of this Agreement, neither Schlumberger US nor Schlumberger Canada shall, and shall cause their Subsidiaries not to, amend, modify, update, supplement, alter or waive any provisions of the Primary Restructuring Agreements (including by way of a side letter or separate agreement) in a manner that would increase the Assumed Liabilities allocated to the Target Companies or alter, in more than a de minimis respect, the Transferred Assets that will be held by the Target Companies as of Closing, without the prior written consent of Liberty Parent.

Section 1.3 Transactions to Be Effected Prior to the Closing. Schlumberger US and Schlumberger Canada shall, and shall cause their applicable Subsidiaries to, take the following actions prior to the Closing in accordance with the terms and conditions of the Restructuring Agreements (such actions, the “Pre-Closing Restructuring”):

(a) Schlumberger US shall cause the US Transferred Assets, other than those related to the Permian Sand Mining Business, to be Conveyed, directly or indirectly, to Schlumberger US Target A, and Schlumberger US Target A shall accept from Schlumberger US all of Schlumberger US’s rights, title and interest in and to all of the US Transferred Assets, other than those related to the Permian Sand Mining Business, which will result in Schlumberger US Target A directly owning the US Business, other than the Permian Sand Mining Business;

(b) Schlumberger US shall cause the Monahans Mine Assets to be contributed, assigned, transferred, conveyed and delivered, directly or indirectly, to Schlumberger US Target B, and Schlumberger US Target B shall accept from Schlumberger US all of Schlumberger US’s rights, title and interest in and to all of the Monahans Mine Assets;

(c) Schlumberger US shall cause the Kermit Mine Assets to be contributed, assigned, transferred, conveyed and delivered, directly or indirectly, to Schlumberger US Target C, and Schlumberger US Target C shall accept from Schlumberger US all of Schlumberger US’s rights, title and interest in and to all of the Kermit Mine Assets, which clauses (b) and (c) of this Section 1.3 will result in Schlumberger US Target B and Schlumberger US Target C, collectively, owning the Permian Sand Mining Business;

(d) Schlumberger Canada shall cause the Canadian Transferred Assets to be Conveyed, directly or indirectly, to Schlumberger Canada Target, and Schlumberger Canada Target shall accept from Schlumberger Canada all of Schlumberger Canada’s rights, title and interest in and to all the Canadian Transferred Assets, which will result in Schlumberger Canada Target directly owning the Canadian Business;

(e) Schlumberger US Target A shall accept, assume and agree to perform, discharge and fulfill all of the US Assumed Liabilities, other than those related to the Permian Sand Mining Business, in accordance with their respective terms, and the obligations of Schlumberger US Target A with respect to the US Assumed Liabilities, other than those related to the Permian Sand Mining Business, under this Section 1.3(e) shall not be subject to offset or reduction, whether by reason of any actual or alleged breach of any representation, warranty or covenant contained in any Transaction Document or any other agreement or document delivered in connection therewith or any right to indemnification hereunder;

(f) Schlumberger US Target B shall accept, assume and agree to perform, discharge and fulfill all of the US Assumed Liabilities related to the Monahans Mine Assets in accordance with their respective terms, and the obligations of Schlumberger US Target B with respect to the US Assumed Liabilities related to the Monahans Mine Assets under this Section 1.3(f) shall not be subject to offset or reduction, whether by reason of any actual or alleged breach of any representation, warranty or covenant contained in any Transaction Document or any other agreement or document delivered in connection therewith or any right to indemnification hereunder;

(g) Schlumberger US Target C shall accept, assume and agree to perform, discharge and fulfill all of the US Assumed Liabilities related to the Kermit Mine Assets in accordance with their respective terms, and the obligations of Schlumberger US Target C with respect to the US Assumed Liabilities related to the Kermit Mine Assets under this Section 1.3(g) shall not be subject to offset or reduction, whether by reason of any actual or alleged breach of any representation, warranty or covenant contained in any Transaction Document or any other agreement or document delivered in connection therewith or any right to indemnification hereunder; and

(h) Schlumberger Canada Target shall accept, assume and agree to perform, discharge and fulfill all of the Canadian Assumed Liabilities in accordance with their respective terms. As of the consummation of the Pre-Closing Restructuring, Schlumberger Canada Target shall be responsible for all of the Canadian Assumed Liabilities, and the obligations of Schlumberger Canada Target with respect to the Canadian Assumed Liabilities under this Section 1.3(h) shall not be subject to offset or reduction, whether by reason of any actual or alleged breach of any representation, warranty or covenant contained in any Transaction Document or any other agreement or document delivered in connection therewith or any right to indemnification hereunder.

Section 1.4 Transferred Assets; Retained Assets.

(a) For purposes of this Agreement, “US Transferred Assets” means each of the assets (excluding Intellectual Property, other than as expressly set forth in Section 1.4(b)) of Schlumberger US or its Affiliates that are primarily used in the operation or conduct of the US Business as owned, operated and conducted by Schlumberger US immediately prior to Closing, and “Canadian Transferred Assets” means each of the assets (excluding Intellectual Property, other than as expressly set forth in Section 1.4(b)) of Schlumberger Canada that are primarily used in the operation or conduct of the Canadian Business, as owned, operated and conducted by Schlumberger Canada immediately prior to Closing, which, for the avoidance of doubt, include the following:

(i) all inventory, raw materials, work-in-process, finished goods, purchased goods, materials and supplies, including in-transit inventories and spare parts;

(ii) all deposits (including customer deposits and security deposits for rent, electricity, telephone or otherwise) and prepaid charges and expenses that are included in the Canadian Final Working Capital or US Final Working Capital, as applicable;

(iii) all rights to the Owned Sites, Leased Sites and Other Real Property Rights, together with all improvements, fixtures and other appurtenances thereto and rights in respect thereof;

(iv) all Furniture and Equipment;

(v) all Transferred Business Contracts;

(vi) all Documents, but excluding Documents and personnel files for employees of Schlumberger US, Schlumberger Canada or their respective Affiliates who are not Transferred Employees; provided, that Schlumberger US, Schlumberger Canada or any such Affiliate shall be entitled to retain a copy of all Documents that are not used exclusively in the Business for continued use outside of the Business;

(vii) all Transferred Permits;

(viii) all rights under non-disclosure or confidentiality, non-competition or non-solicitation agreements with Transferred Employees and agents or with third parties to the extent relating to the Business or the Transferred Assets (or any portion thereof);

(ix) all rights under or pursuant to all warranties, representations and guarantees made by suppliers, manufacturers and contractors to the extent relating to Products sold or services provided in connection with the Business or to the extent affecting any Transferred Assets;

(x) all claims, counterclaims, causes of action, and rights of recourse against third parties to the extent relating to the Transferred Assets or Assumed Liabilities, whether choate or inchoate, known or unknown, contingent or non-contingent; and

(xi) all goodwill, other than any goodwill connected with the use of and symbolized by any Schlumberger Marks.

(b) In addition to the assets identified in the foregoing Section 1.4(a), the US Transferred Assets and the Canadian Transferred Assets shall include the (i) items of Transferred Intellectual Property, (ii) accounts receivable held by the Schlumberger US Targets or Schlumberger Canada Target at the Closing that are included in the US Final Working Capital or Canadian Final Working Capital, as applicable, and (iii) assets set forth on Section 1.4(b) of the Schlumberger Disclosure Letter that are used in connection with the US Business or the Canadian Business, as applicable. Schlumberger US, and Schlumberger Canada shall, pursuant to the Intellectual Property License Agreement, grant to the licenses set forth in the Intellectual Property License Agreement.

Notwithstanding anything to the contrary contained in this Section 1.4(b) or elsewhere in this Agreement, in no event shall the Transferred Assets include the Retained Assets (as defined in Section 1.4(c) below).

(c) US Buyer, Canadian Buyer, Schlumberger US and Schlumberger Canada expressly understand and agree that (i) Excluded Intellectual Property, (ii) Retained Intellectual Property, (iii) Excluded Business Contracts, (iv) Excluded Permits, and (v) all other assets of Schlumberger US, Schlumberger Canada or their respective Affiliates that are not Transferred Assets, in each case shall remain the exclusive property of Schlumberger US, Schlumberger Canada or their respective Affiliates, as applicable, on and after the Closing (clauses (i)-(v) collectively, the “Retained Assets”), which Retained Assets shall expressly include any and all (A) accounts receivables held by Schlumberger US or Schlumberger Canada, and (B) refunds of Taxes to which Schlumberger US or Schlumberger Canada, as applicable, are entitled pursuant to Section 4.14(k).

Section 1.5 Assumed Liabilities; Retained Liabilities.

(a) For the purposes of this Agreement, (i) “US Assumed Liabilities” means (without duplication) any and all Liabilities, (A) to the extent relating to, arising out of or resulting from the Schlumberger US Targets or the US Transferred Assets or (B) that are set forth on Section 1.5(a) of the Schlumberger Disclosure Letter, and (ii) “Canadian Assumed Liabilities” means (without duplication) any and all Liabilities, (A) to the extent relating to, arising out of or resulting from Schlumberger Canada Target or the Canadian Transferred Assets or (B) that are set forth on Section 1.5(a) of the Schlumberger Disclosure Letter, and in the cases of both clause (i)(A) and clause (ii)(A) above, unless otherwise specified below, only to the extent such Liabilities are related to, arise out of or result from events, facts or circumstances that first occur from and after the Closing Date. The US Assumed Liabilities and Canadian Assumed Liabilities include the following:

(i) Liabilities relating to Schlumberger US’s and Schlumberger Canada’s ownership or operation of the US Transferred Assets or the Canadian Transferred Assets, as applicable, in each case to the extent relating to, arising out of or resulting from events, facts or circumstances that first occur from and after the Closing Date; provided, that all Liabilities (excluding (A) Environmental Liabilities, which are addressed in Section 1.5(a)(iii) and (B) Taxes, which are addressed in Section 1.5(a)(v)), in each case, to the extent relating to Owned Sites, Leased Sites or Other Real Property Right that are US Transferred Assets or Canadian Transferred Assets, shall be Assumed Liabilities whether or not such events, facts or circumstances first occurred from and after the Closing Date;

(ii) current liabilities of the US Business or the Canadian Business, as applicable, to the extent included in the calculation of the US Final Working Capital or Canadian Final Working Capital, as applicable;

(iii) Environmental Liabilities to the extent relating to, arising out of or resulting from the US Business or the Canadian Business, as applicable, or the US Transferred Assets or Canadian Transferred Assets,

as applicable, and (a) if such Environmental Liabilities do not relate to Owned Sites, Leased Site or Other Real Property Rights, then that are related to events, occurrences, facts or conditions that first occur from and after the Closing Date and (b) if such Environmental Liabilities relate to Owned Sites, Leased Site or Other Real Property Rights, then regardless of whether or not such events, facts or circumstances first occurred from and after the Closing Date;

(iv) Liabilities under Transferred Business Contracts and Transferred Permits, but only to the extent such Transferred Business Contracts and Transferred Permits, as applicable, are assigned to either US Buyer or Canadian Buyer, or either US Buyer or Canadian Buyer otherwise receives the rights and benefits of such Transferred Business Contracts and Transferred Permits pursuant to Section 1.7 below, and specifically excluding any Liability relating to, arising out of or resulting from such Transferred Business Contract or Transferred Permit, as applicable, as a result of any (A) breach of such Transferred Business Contract or Transferred Permit to the extent such breach first occurs prior to the Closing Date or (B) Action to the extent the events, facts or circumstances giving rise to such Action first occur prior to the Closing Date;

(v) Liabilities for Taxes relating to the Business or the Transferred Assets for any Tax period (or portion thereof) beginning after the Closing Date;

(vi) Liabilities relating to the employment or termination of any Transferred Employee or engagement or termination of any individual independent contractor of the Business, in each case, to the extent arising or resulting from the actions of a Liberty Party on or after such Transferred Employee’s or individual independent contractor’s Hire Date or as specifically provided for in Section 4.19(i); and

(vii) the Liabilities expressly identified on Section 1.5(a) of the Schlumberger Disclosure Letter.

Notwithstanding anything to the contrary contained in this Section 1.5(a) or elsewhere in this Agreement, the Assumed Liabilities shall not in any event include the Retained Liabilities referred to in Section 1.5(b) below.

(b) For the purposes of this Agreement, “Retained Liabilities” means any and all Liabilities (other than Assumed Liabilities) relating to, arising out of or resulting from the Target Companies or the Transferred Assets, including the following:

(i) except as otherwise provided in Section 4.14, Liabilities relating to, arising out of or resulting from Schlumberger US’s or Schlumberger Canada’s ownership or operation of the US Transferred Assets or the Canadian Transferred Assets (other than Liabilities related to Owned Sites, Leased Sites or Other Real Property Rights), as applicable, in each case to the extent relating to, arising out of or resulting from events, facts or circumstances that first occur prior to the Closing Date;

(ii) except as otherwise provided in Section 4.14, Liabilities of Schlumberger US or Schlumberger Canada relating to, arising out of, resulting from or incurred in connection with the negotiation, preparation, investigation and performance of this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, including fees and expenses of counsel, accountants, consultants, advisers and others;

(iii) Environmental Liabilities that are not related to Owned Sites, Leased Site or Other Real Property Rights and to the extent relating to, arising out of or resulting from the US Business or the Canadian Business, as applicable, or the US Transferred Assets or Canadian Transferred Assets, as applicable, in each case to the extent relating to events, occurrences, facts or conditions that first occurred prior to the Closing Date;

(iv) accounts payable that are included in the Canadian Final Working Capital or the US Final Working Capital, as applicable;

(v) except to the extent specifically provided for in Section 4.19(i), Liabilities related to the employment or engagement or termination of employment or engagement of (A) any Transferred Employee or individual independent contractor of the Business prior to the individual’s Hire Date, or (B) any individual currently or formerly employed or engaged by Schlumberger Parent, a Schlumberger Party, or any of their respective Affiliates who is not (or does not become) a Transferred Employee, including all severance payments, damages for wrongful dismissal and all related costs in respect of a termination of employment or services;

(vi) Liabilities relating to the Schlumberger Benefit Plans or the Benefit Plans of Schlumberger Parent or any ERISA Affiliate of Schlumberger Parent or a Schlumberger Party (in each case, except as otherwise provided in the Employee Matters Agreement, Section 1.5(a) or Section 4.19);

(vii) Liabilities to the extent resulting from a breach of, or default under, any Transferred Business Contract that occurs prior to the Closing Date;

(viii) Schlumberger Taxes; and

(ix) Liabilities to the extent relating to, arising out of or resulting from any Retained Assets.

(c) From and after the Restructuring Closing, each of the Schlumberger US Targets or Schlumberger Canada Target, as applicable, shall be, or shall cause its Subsidiaries or Affiliates (which, for the avoidance of doubt, will include, after the Closing, US Buyer, Canadian Buyer and their respective Subsidiaries and Affiliates) to be, responsible for the US Assumed Liabilities and the Canadian Assumed Liabilities, as applicable. Schlumberger US and Schlumberger Canada shall be, or shall cause their respective Subsidiaries or Affiliates to be, responsible for the Retained Liabilities.

Section 1.6 Misallocated Assets.

(a) If at any time after the Closing, any of the Schlumberger Parties or any of their respective Subsidiaries (i) receives or otherwise possesses any asset that should have properly been classified as a Transferred Asset pursuant to Section 1.4(a) or (ii) is liable under or otherwise responsible for discharging a Liability that should have properly been classified as an Assumed Liability pursuant to Section 1.5(a), (A) (1) Schlumberger US or its Affiliates, as applicable, shall use reasonable best efforts to promptly transfer, or cause to be transferred, such asset to US Buyer or its designated Subsidiaries (which, as of the Closing, shall include the Schlumberger US Targets and their respective Subsidiaries) and (2) Schlumberger Canada or its Affiliates, as applicable, (x) shall hold such asset in trust for the use and benefit and burden of the Person entitled thereto (and at such Person’s sole expense) until the consummation of the transfer thereof and (y) shall use reasonable best efforts to promptly transfer, or cause to be transferred, such asset to Canadian Buyer or its designated Subsidiaries (which, as of the Closing, shall include Schlumberger Canada Target and its respective Subsidiaries), as applicable, and in each case subject to Section 1.7, or (B) US Buyer or Canadian Buyer, as applicable, shall cause the applicable Target Company to promptly assume such Liabilities from Schlumberger US, Schlumberger Canada or their respective Subsidiaries, as applicable, as the case may be.

(b) If at any time after the Closing, US Buyer, Canadian Buyer or any of their respective Affiliates (which, as of the Closing, shall include each of the Target Companies and their respective Subsidiaries) (i) receives or otherwise possesses any asset that should have properly been classified as a Retained Asset pursuant to Section 1.4(c) or (ii) is liable under or otherwise responsible for discharging a Liability that should have properly been classified as a Retained Liability pursuant to Section 1.5(b), (A) US Buyer, Canadian Buyer or one of their applicable Affiliates, as applicable, (1) shall hold such asset in trust for the use and benefit and burden of the Person entitled thereto (and at such Person’s sole expense) until the consummation of the transfer thereof and (2) shall use reasonable best efforts to promptly transfer, or cause to be transferred, such asset to Schlumberger US, Schlumberger Canada or one of their respective Subsidiaries, as applicable, or (B) Schlumberger US, Schlumberger Canada or one of their respective Subsidiaries, as applicable, shall use reasonable best efforts to promptly assume such Liabilities from US Buyer, Canadian Buyer or one of their respective Subsidiaries, as applicable, and in each case subject to Section 1.7.

(c) Each Party shall cooperate with each other Party, including by using reasonable best efforts to execute, acknowledge and deliver any further conveyances, notices, assumptions, releases and acquaintances and such other instruments, and by taking such further actions, as may be reasonably necessary or appropriate to effect the transfers contemplated by this Section 1.6.

(d) For the avoidance of doubt, the transfer or assumption of any assets or Liabilities under this Section 1.6 shall be effected without any additional consideration payable by any Party.

(e) For U.S. and Canadian federal and applicable state, provincial and local income Tax purposes:

(i) Any asset transferred to US Buyer, Canadian Buyer or any of their designated Subsidiaries, as applicable, and any Liability assumed by a Target Company, in each case, pursuant to Section 1.6(a) shall be treated as having been so transferred or assumed, as applicable, and shall be deemed to have been a Transferred Asset or an Assumed Liability, as applicable, in each case, from and after the Closing.

(ii) Any asset transferred back to Schlumberger US, Schlumberger Canada or one of their respective Subsidiaries, as applicable, and any Liability assumed by Schlumberger US, Schlumberger Canada or one of their respective Subsidiaries, as applicable, in each case, pursuant to Section 1.6(b) shall be treated as never having been transferred to or assumed by, as applicable, any Liberty Party, and shall be deemed to have been a Retained Asset or a Retained Liability, as applicable, from and after the Closing.

Section 1.7 Consents.

(a) Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, neither this Agreement nor any other Transaction Document constitutes an agreement to sell, assign, transfer, contribute, convey and deliver (a “Conveyance”) any Transferred Asset if such Transferred Asset (i) is not transferable in accordance with Applicable Law, (ii) is not transferable without a requisite Consent or (iii) is cancelable by a third-party in the event of an assignment (such Transferred Asset that cannot be transferred to be referred to hereinafter as a “Nonassignable Asset”), unless and until, with respect to clauses (ii) and (iii), such consent shall have been obtained. A preliminary list of Nonassignable Assets, which list shall reflect the Schlumberger Parties’ good faith projections of the Nonassignable Assets as of the Closing Date, and which list shall be modified on the Closing Date as Schlumberger may, in good faith, determine is necessary or advisable, is set forth on Section 1.7(a) of the Schlumberger Disclosure Letter and, subject to the next two sentences, the Parties will use their respective reasonable best efforts to obtain such Consents as soon as reasonably practicable, subject to the limitations set forth in Section 1.7(b). No Schlumberger Party will under any circumstance be required to make any payments or offer or grant any accommodation (financial or otherwise, regardless of any provision to the contrary in the underlying Contract, including any requirements for the securing or posting of any bonds, letters of credit or similar instruments, or the furnishing of any guarantees) to any third party to obtain any Consent unless and to the extent that Liberty Parent agrees to reimburse and make whole such Schlumberger Party for any payment or other accommodation made by such Schlumberger Party at Liberty Parent’s request. Subject to the prior sentence, Liberty Parent agrees that, in the event that any third party or Governmental Authority requests that a Schlumberger Party make a payment or offer or grant an accommodation to obtain a third-party Consent and Liberty Parent does not agree to reimburse or make whole such Schlumberger Party in connection therewith, Liberty Parent shall not be entitled to the benefits of the provision in, such Schlumberger Party will not be obligated to take any efforts under, Section 1.7(c) in respect of any Transferred Asset which Conveyance is subject to such third-party Consents. The obligations set forth in this Section 1.7(a) will terminate on the one-year anniversary of the Closing Date (except for any such Consent that is in the process of being obtained on such date, as to which such obligations will continue).

(b) The Parties will use their reasonable best efforts promptly to obtain any of the aforementioned Consents and to take the actions required by Section 1.7(c), pending removal of legal or contractual impediments or receipt of such Consents. If and when the legal or contractual impediments the presence of which caused the deferral of transfer of any Nonassignable Asset pursuant to this Section 1.7(b) are removed, each of Liberty Parent, Schlumberger US and Schlumberger Canada determine that such Consent is immaterial or need not cause the deferral or transfer of any Nonassignable Asset, or any such Consents the absence of which caused the deferral of transfer of any Nonassignable Asset pursuant to this Section 1.7(b) are obtained, the transfer of the applicable Nonassignable Asset will be effected promptly in accordance with the terms of this Agreement and/or the applicable Transaction Document(s). The obligations set forth in this Section 1.7(b) will terminate on the one-year anniversary of the Closing Date (except to the extent of any Conveyance for which impediments are being removed or Consents or approvals of an applicable Governmental Authority as are in the process of being obtained on such date, as to which such obligations will continue).

(c) If the Conveyance of any Nonassignable Asset intended to be Conveyed is not consummated prior to or at the Closing Date, whether as a result of the provisions of Section 1.7(b) or for any other reason, then, insofar as reasonably possible (taking into account any applicable restrictions or considerations relating to the contemplated Tax treatment of the transactions contemplated by this Agreement) and to the extent permitted by Applicable Law, the Person retaining such Nonassignable Asset, (i) will thereafter hold such Nonassignable Asset in trust for the use and benefit and burden of the Person entitled thereto (and at such Person’s sole expense) until the consummation of the Conveyance thereof (or as otherwise determined by Schlumberger US, Schlumberger Canada and Liberty Parent, as applicable, in accordance with Section 1.7(b)), and (ii) use reasonable best efforts to take such other actions as may be reasonably requested by the Person to whom such Nonassignable Asset is to be Conveyed (at the expense of the Person holding such Nonassignable Asset) in order to place such Person in substantially the same position as if such Nonassignable Asset had been Conveyed as contemplated hereby and so that all the benefits and burdens relating to such Nonassignable Asset, including possession, use, risk of loss, potential for gain, any Tax liabilities in respect thereof and dominion, control and command over such Nonassignable Asset are to inure from and after the Closing Date to the Person to whom such Nonassignable Asset is to be Conveyed. Any Person retaining a Nonassignable Asset due to the deferral of the Conveyance of such Nonassignable Asset will not be required, in connection with the foregoing, to make any payments or offer or grant any accommodation (financial or otherwise, regardless of any provision to the contrary in the underlying Contract, including any requirements for the securing or posting of any bonds, letters of credit or similar instruments, or the furnishing of any guarantees) to any third party, except to the extent that the Person entitled to the Nonassignable Asset agrees to reimburse and make whole the Person retaining the Nonassignable Asset to such Person’s reasonable satisfaction, for any payment or other accommodation made by the Person retaining a Nonassignable Asset at the request of the Person entitled to the Nonassignable Asset. The obligations set forth in this Section 1.7(c) will terminate on the one-year anniversary of the Closing Date (except of any such Conveyances as are in the process of being consummated on such date, as to which such obligations will continue).

(d) For the avoidance of doubt, the transfer of any assets under this Section 1.7 shall be effected without any additional consideration payable by any Party.

(e) For U.S. and Canadian federal and applicable state, provincial and local income Tax purposes:

(i) To the extent any Nonassignable Asset is transferred to US Buyer, Canadian Buyer or any of their designated Subsidiaries, in each case, after the Closing Date as contemplated by this Section 1.7, such Nonassignable Asset shall be treated as having been transferred, and shall be deemed to have been a Transferred Asset, from and after the Closing.

(ii) To the extent any Nonassignable Asset is not transferred to US Buyer, Canadian Buyer or any of their designated Subsidiaries, in each case, as contemplated by this Section 1.7, such Nonassignable Asset shall be treated as never having been transferred to any Liberty Party, and shall continue to be deemed a Retained Asset, from and after the Closing.

ARTICLE II

EQUITY SALE; CLOSING

Section 2.1 Equity Sale. Upon the terms and subject to the conditions of this Agreement, at the Closing, (a) Schlumberger US shall Convey to US Buyer (or, at US Buyer’s direction, to a wholly-owned Subsidiary of US Buyer), and US Buyer shall purchase, assume and accept from Schlumberger US, the Target US Interests, and (b) Schlumberger Canada shall Convey to Canadian Buyer, and Canadian Buyer shall purchase, assume and accept from Schlumberger Canada, the Target Canadian Interests, in the case of each of (a) and (b), free and clear of all Liens except Permitted Equity Liens. The Target US Interests to be acquired by US Buyer at the Closing shall constitute all of the outstanding Equity Interests in each of the Schlumberger US Targets, and the Target Canadian Interests to be acquired by Canadian Buyer at the Closing shall constitute all of the outstanding Equity Interests in Schlumberger Canada Target. Upon the Closing, US Buyer shall own, beneficially and of record, all of the outstanding Equity Interests in each of the Schlumberger US Targets, and Canadian Buyer shall own, beneficially and of record, all of the outstanding Equity Interests in Schlumberger Canada Target.

Section 2.2 Consideration. Upon the terms and subject to the conditions of this Agreement, at the Closing, (a) US Buyer shall transfer to Schlumberger US, as consideration for the sale of the Target US Interests, the Schlumberger US Consideration, and (b) Canadian Buyer shall issue to Schlumberger Canada, as consideration for the sale of the Target Canadian Interests, the Canadian Buyer Note.

Section 2.3 Required Equipment. On the Closing Date, the Transferred Assets shall satisfy the minimum conditions set forth on Section 2.3 of the Liberty Disclosure Letter. Any failure of such Transferred Assets to satisfy the conditions set forth therein shall be resolved through a cash payment by Schlumberger US in accordance with the procedures set forth on Section 2.3 of the Liberty Disclosure Letter, including a cash payment for the Green Tag True-Up Payment and Residual Equipment True-Up Payment (as each are defined in Section 2.3 of the Liberty Disclosure Letter) on the Closing Date (together, the “True-Up Closing Payment”).

Section 2.4 Closing Date. The closing of the Equity Sale (the “Closing”) shall take place at the offices of Kirkland & Ellis LLP, 609 Main Street, Houston, Texas 77002 at 10:00 a.m. local time (or at such other place or at such other time as the Parties may designate in writing), on the date that is three Business Days after the satisfaction or waiver of the last of the conditions set forth in Article V (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time), unless another time, date or place is agreed to in writing by the Parties. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.”

Section 2.5 Closing Deliverables.

(a) At the Closing, Liberty Parent shall deliver, or cause to be delivered, the following:

(i) to Schlumberger US, evidence of the issuance of all of the Liberty Parent Class A Common Stock comprising the Schlumberger US Consideration to a book-entry account in favor of Schlumberger US maintained by the transfer agent of Liberty Parent, free and clear of any Liens, other than Permitted Equity Liens;

(ii) to Schlumberger US and Schlumberger Canada, a certificate duly executed on behalf of the Liberty Parties by an executive officer of Liberty Parent certifying on behalf of Liberty Parent that the conditions set forth in Section 5.3(a) and Section 5.3(b) have been satisfied;

(iii) to Schlumberger US and Schlumberger Canada, counterparts of each Transaction Document (other than this Agreement) to which a Liberty Party is party, in each case duly executed by the applicable Liberty Party;

(iv) to Schlumberger US and Schlumberger Canada, evidence reasonably satisfactory to Schlumberger US of the termination of the Existing Stockholders Agreement;

(v) to Schlumberger US, evidence that the shares of Liberty Parent Class A Common Stock comprising the Schlumberger US Consideration have been authorized for listing on the NYSE, upon official notice of issuance;

(vi) to Schlumberger US and Schlumberger Canada, such other agreements, instruments and documents that are required by other terms of this Agreement to be executed or delivered at or prior to the Closing or as Schlumberger US or Schlumberger Canada may reasonably request to effect the transactions contemplated by this Agreement and the other Transaction Documents.

(b) At the Closing, Schlumberger US and Schlumberger Canada shall deliver, or cause to be delivered, the following:

(i) to US Buyer and Canadian Buyer, a copy of the Equity Assignment Agreement, duly executed by each of Schlumberger US and Schlumberger Canada;

(ii) to US Buyer and Canadian Buyer, a certificate duly executed on behalf of Schlumberger US and Schlumberger Canada by an executive officer of Schlumberger US certifying on behalf of Schlumberger US and Schlumberger Canada that the conditions set forth in Section 5.2(a) and Section 5.2(b) have been satisfied;

(iii) to US Buyer, a certificate from Schlumberger US meeting the requirements of Treasury Regulations Section 1.1445-2(b)(2) to the effect that it is not a “foreign person” within the meaning of Section 1445 of the Code;

(iv) to US Buyer and Canadian Buyer, written evidence in form and substance satisfactory to US Buyer and Canadian Buyer of the filing with the applicable Tax Authority of the Form 8832 (Entity Classification Election) pursuant to which Schlumberger Canada Target elected, as of the date of its formation, to be disregarded as separate from Schlumberger Canada for U.S. federal income tax purposes;

(v) to US Buyer and Canadian Buyer, counterparts of each Transaction Document (other than this Agreement) to which each Schlumberger Party or its applicable Subsidiaries is a party, in each case duly executed by the applicable Schlumberger Party or such Subsidiary;

(vi) to the account(s) designated Section 2.3 of the Liberty Disclosure Letter, a wire transfer of immediately available funds of the True-Up Closing Payment, if any; and

(vii) to US Buyer and Canadian Buyer, such other agreements, instruments and documents that are required by other terms of this Agreement to be executed or delivered at or prior to the Closing or as US Buyer and Canadian Buyer may reasonably request to effect the transactions contemplated by the Agreement and the other Transaction Documents.

Section 2.6 Allocation of Consideration. Within 90 calendar days of the Closing Date, Schlumberger US shall deliver to Liberty Parent a draft schedule (the “Draft Allocation Schedule”), prepared by one of the top four internationally recognized certified public accounting firms (the “Appointed Big 4 Firm”) appointed by the mutual agreement of Liberty Parent and Schlumberger US, allocating (in a manner consistent with this Section 2.6 (i) the Schlumberger US Consideration (and any other items properly treated as consideration with respect to the US Equity Sale for Tax purposes) among the assets of the Schlumberger US Targets and (ii) the principal amount of the Canadian Buyer Note (and any other items properly treated as consideration with respect to the Canadian Equity Sale for Tax purposes) among the assets of Schlumberger Canada Target, in each case, in accordance with Section 1060 of the Code and the Treasury Regulations promulgated thereunder for Liberty Parent’s review and comment. Liberty Parent shall propose to Schlumberger US any changes to the Draft Allocation Schedule in writing within 30 calendar days after the date of delivery of the Draft Allocation Schedule to Liberty Parent. Schlumberger US and Liberty Parent shall work in good faith to resolve any disputed items in the Draft Allocation Schedule as promptly as practicable. If Schlumberger US and Liberty Parent are unable to resolve any disputed item in the Draft Allocation Schedule within 30 calendar days following the delivery by Liberty Parent of its proposed changes, Schlumberger US and Liberty Parent shall submit any such remaining disputed items to KPMG LLP, or any other nationally-recognized independent accounting or consulting firm mutually acceptable to both Schlumberger US and Liberty Parent, to be resolved as promptly as practicable, and in any case, at least seven calendar days prior to the due date for any Tax Return to which any such remaining disputed items are relevant (such approved Draft Allocation Schedule, whether by written agreement between Schlumberger US and Liberty Parent or as determined by the third-party accounting or consulting firm, the “Final Allocation Schedule”). Schlumberger US and Liberty Parent (i) shall use commercially reasonable efforts to update the Final Allocation Schedule in accordance with Section 1060 of the Code and the Treasury Regulations promulgated thereunder following any adjustment to the purchase price or any other items properly treated as consideration for Tax purposes pursuant to this Agreement, (ii) shall, and shall cause their Affiliates to, file all Tax Returns (including IRS Form 8594) in a manner consistent with the Final Allocation Schedule, as updated, and (iii) will not, and will cause their Affiliates not to, take any position contrary to the Final Allocation Schedule on any Tax Return or otherwise with respect to Taxes, unless required by Applicable Law following a final determination as defined in Section 1313 of the Code; provided, however, that none of the Parties or their respective Affiliates shall be unreasonably impeded in its ability and discretion to negotiate, compromise and/or settle any Tax audit, claim or similar proceedings in connection with such Final Allocation Schedule. For the avoidance of doubt, each of the Parties agrees that the value of the Schlumberger US Consideration for purposes of this Section 2.6 and Section 4.14 shall be based on the trading price of the Liberty Parent Class A Common Stock as of the end of the day on the Closing Date, and the Draft Allocation Schedule and the Final Allocation Schedule shall be consistent therewith.

Section 2.7 Withholding. US Buyer, Canadian Buyer and their Affiliates shall be entitled to deduct and withhold from any amounts otherwise payable or deliverable to Schlumberger US, Schlumberger Canada or any Affiliates thereof in connection with this Agreement such amounts as may be required to be deducted or withheld therefrom under Applicable Law, and Schlumberger US, Schlumberger Canada and their Affiliates shall indemnify, defend and hold harmless US Buyer, Canadian Buyer and their Affiliates against any such amounts and any penalties and interest related thereto (except for penalties or interest attributable to the negligence or delay of US Buyer, Canadian Buyer and their Affiliates); provided, however, that any indemnity claim pursuant to this Section 2.7 shall be subject to the indemnification provisions in Article VI, including, without limitation, no duplicative recovery for a breach of representations in Section 3.1(i); provided, further, for the avoidance of doubt, any indemnity claim pursuant to this Section 2.7 shall not be subject to the De Minimis Amount or the Deductible set forth in Section 6.3(b). Except with respect to a failure by Schlumberger US to deliver to US Buyer at the Closing the deliverables contemplated in Section 2.5(b)(iii), US Buyer, Canadian Buyer and/or their Affiliates (as applicable) shall use commercially reasonable efforts to notify Schlumberger US and/or Schlumberger Canada (as applicable) in writing of any such requirement at least five Business Days prior to deducting or withholding any amounts, and shall cooperate with Schlumberger US and/or Schlumberger Canada (as applicable) to reduce or eliminate any such deduction or withholding. To the extent such amounts are so deducted or withheld and duly paid over to the appropriate Governmental Authority in accordance with Applicable Law, such amounts shall be treated for all purposes as having been paid to the Person to whom such amounts would otherwise have been paid absent such deduction or withholding.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Schlumberger Parties. Except as disclosed in the Schlumberger Reports (including all exhibits and schedules thereto and documents incorporated by reference therein) filed by Schlumberger Parent on or after December 31, 2018 and prior to the date of this Agreement (excluding, in each case, any disclosures set forth in any risk factor section or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature, other than, in each of the foregoing, any historical facts included therein) or in the corresponding sections of the disclosure letter delivered to the Liberty Parties by Schlumberger US and Schlumberger Canada immediately prior to entering into this Agreement (the “Schlumberger Disclosure Letter”), each of Schlumberger US and Schlumberger Canada, severally and not jointly, represents and warrants to the Liberty Parties as follows:

(a) Organization and Good Standing. Each Schlumberger Party (i) is duly incorporated or formed, as applicable, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, as applicable, (ii) has the requisite entity power and authority to (A) enter into each Transaction Document to which it is a party and to perform its obligations thereunder and (B) own, lease and operate its properties and to carry on its business as now being conducted and (iii) is duly qualified or licensed, as applicable, and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, except, in the case of clause (iii), where the failure to be so qualified, licensed or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Authorization and Execution of Transaction Documents. (i) Each of Schlumberger US and Schlumberger Canada has taken all necessary entity action, as applicable, to authorize the execution, delivery and performance of its obligations under this Agreement and to consummate the transactions contemplated hereby, including the Equity Sale, (ii) as of the Restructuring Closing, each Schlumberger Party shall have taken, and shall have caused its respective applicable Subsidiaries to have taken, all necessary entity action to consummate the Pre-Closing Restructuring and (iii) each Schlumberger Party has taken, and shall have caused its respective applicable Subsidiaries to have taken, all necessary entity action to authorize the execution, delivery and performance of its and their obligations under each of the other Transaction Documents to which it, or they, is, are, or shall be, a party and to consummate the transactions contemplated hereby and thereby. (A) No other entity action on the part of any Schlumberger Party or any Subsidiary of any Schlumberger Party is necessary to approve this Agreement or the Primary Restructuring Agreements or to consummate the transactions contemplated hereby or thereby, including the Equity Sale, (B) as of the Restructuring Closing, no other entity action on the part of any Schlumberger Party or any Subsidiary of any Schlumberger Party will be necessary to consummate the Pre-Closing Restructuring and (C) as of the Closing, no other entity action on the part of any Schlumberger Party (including the Target Companies) or any Subsidiary of any Schlumberger Party will be necessary to approve any other Transaction Document to which it is a party. No vote or consent of the holders of any class or series of capital stock of any Schlumberger Party is necessary to approve this Agreement, the other Transaction Documents, the Pre-Closing Restructuring, the Equity Sale and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by each Schlumberger Party, each Primary Restructuring Agreement has been duly executed and delivered by each party thereto and each other Transaction Document to which any Schlumberger Party or each Subsidiary of any Schlumberger Party is a party, when delivered by it in accordance herewith, shall have been duly executed and delivered by such Schlumberger Party or applicable Subsidiary thereof. Other than approvals that have been obtained, no vote of the holders of any class of capital stock or other Equity Interests of any Schlumberger Party is required to consummate the Equity Sale or the other transactions contemplated hereby. Schlumberger US and Schlumberger Canada have made available to Liberty Parent a true and complete copy of each of the Corporate Documents of the Target Companies in effect as of the date of this Agreement and a form of each Primary Restructuring Agreement (in each case, including all exhibits, schedules, annexes and amendments thereto).

(c) Enforceability of Transaction Documents. Assuming that this Agreement and each of the other Transaction Documents to which any Schlumberger Party or any of its respective Subsidiaries is a party is duly executed and delivered in accordance with clause (b) above and constitutes the valid and binding obligation of each of the other parties thereto, this Agreement constitutes, and each other Transaction Documents or Restructuring Agreements shall, as of the Closing or the Restructuring Closing, as applicable, constitute, the valid, legal and binding obligation of each Schlumberger Party and each of its respective Subsidiaries that is a party to each such agreement, enforceable against each such Schlumberger Party or its Subsidiaries in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(d) Non-Contravention. The execution and delivery by any Schlumberger Party and any Subsidiary of any Schlumberger Party of this Agreement, each of the other Transaction Documents, each of the Restructuring Agreements to which it is a party and the consummation of the Pre-Closing Restructuring, the Equity Sale and the other transactions contemplated hereby and thereby will not: (i) conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation of or the loss of a material benefit under, or the creation of a Lien on any assets under (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a “Violation”) any provision of its Corporate Documents; (ii) subject to compliance with the matters referred to in Section 3.1(e) of this Agreement, result in a Violation or breach of any Applicable Law by which it is bound or to which any of the Transferred Assets is subject; or (iii) subject to compliance with the matters referred to in Section 3.1(e) of this Agreement, result in a Violation of any Transferred Business Contract binding upon such Schlumberger Party or any of its Subsidiaries or result in any change in the rights or obligations of any party under any Transferred Business Contract binding upon such Schlumberger Party or any of its Subsidiaries, except, in the case of clause (iii), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e) Consents. No consent, license, approval, order or authorization of, registration, declaration or filing with, notice to or other act by, any Governmental Authority is required by or of any Schlumberger Party or any Subsidiary of any Schlumberger Party in connection with the execution, delivery, performance, validity or enforceability of this Agreement, each other Transaction Document or Restructuring Agreement to which any such Schlumberger Party or Subsidiary is a party or the consummation of the transactions contemplated hereby and thereby, including the Pre-Closing Restructuring and the Equity Sale, except (i) any such consent, license, approval, authorization, filing, notice or act that has been obtained, made or taken, (ii) any other such consent, license, approval, authorization, filing, notice or act as set forth on Section 3.1(e) of the Schlumberger Disclosure Letter, (iii) where the failure to obtain such consent, license, approval or authorization or make such filing or take such act has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (iv) the filing of a premerger notification report by Liberty Parent and Schlumberger Parent under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), (v) the filing by Liberty Parent of a request for an advance ruling certificate under subsection 102(1) of the Competition Act a request that the Commissioner waive, under subsection 113(c) of the Competition Act, the obligation of the parties to the Canadian Equity Sale to provide the notices required under subsection 114(1) of the Competition Act, and (vi) such reports under Section 13(a) of the Exchange Act, and such other compliance with the Exchange Act and the rules and regulations thereunder, as may be required in connection with this Agreement and the transactions contemplated hereby.

(f) Capital Structure.

(i) As of the date of this Agreement and immediately prior to the Closing, (A) the authorized Equity Interests of the Schlumberger US Targets consist solely of the Target US Interests, all of which are issued and outstanding and owned, beneficially and of record, by Schlumberger US, and (B) the authorized Equity Interests of Schlumberger Canada Target consist solely of the Target Canadian Interests, all of which are issued and outstanding and are owned, beneficially and of record, by Schlumberger Canada. As of the Restructuring Closing and as of the Closing Date, Schlumberger US has good and valid title to the Target US Interests, and Schlumberger Canada has good and valid title to the Target Canadian Interests, in each case, free and clear of any Liens, other than Permitted Equity Liens. Other than the Target US Interests and the Target Canadian Interests, there are no Equity Interests authorized, issued or outstanding in any Target Company. Other than pursuant to this Agreement and the Restructuring Agreements, there are no Equity Interest Equivalents of any kind that obligate a Target Company to issue or sell any Equity Interests of such Target Company, or giving any Person a right to subscribe for or acquire, any Equity Interests of such Target Company, and no securities or obligations evidencing any such Equity Interest Equivalents are authorized, issued or outstanding. All of the Target US Interests and Target Canadian Interests have been duly authorized and are validly issued, fully paid and nonassessable. No Target Company has any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the securityholders of such Target Company on any matter. At the Closing, the delivery by Schlumberger US and Schlumberger Canada to US Buyer and Canadian Buyer of the Equity Assignment Agreement will vest (x) US Buyer with good and valid title to all of the Target US Interests and (y) Canadian Buyer with good and valid title to all of the Target Canadian Interests, in each case, except for the Permitted Equity Liens and restrictions on transfer pursuant to applicable securities laws or Liens arising by, through or under the Liberty Parties or their respective Affiliates’ Corporate Documents.

(ii) As of the date of this Agreement and immediately prior to Closing, none of the Target Companies owns any Equity Interests of any Person.

(iii) None of the Target Companies has held any assets or Liabilities prior to the date of this Agreement. As of the Closing, no Target Company holds, or has ever held, any assets or Liabilities, except for the Transferred Assets and Assumed Liabilities as provided in Article I of this Agreement.

(g) Reports; Financial Statements.

(i) Schlumberger US has made available to Liberty Parent true and complete copies of (A) the unaudited, combined carve-out balance sheets, statement of cash flows, statement of Schlumberger Parent’s net investment and statements of operations for the Business for the fiscal quarters ended March 31, 2019 and March 31, 2020 and (B) the audited, combined carve-out balance sheets, statement of cash flows, statement of parent’s net investment and statements of operations for the Business for the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017 (collectively, the “Pre-Signing Financial Statements”). The Pre-Signing Financial Statements (1) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and on that basis fairly present, in all material respects, the financial position and the results of operations of the Business as of the respective date and for the respective periods covered thereby, and (2) have been prepared in all material respects in accordance with the books of account and records of the Business (subject, in the case of unaudited statements, to normal year-end adjustments and lack of footnote disclosure).

(ii) There are no obligations or liabilities of the Schlumberger Parties or any of their respective Subsidiaries primarily arising from or resulting from the operation of the Business or the ownership of the Transferred Assets, whether or not accrued, contingent, absolute, determined, determinable or otherwise and whether or not required to be disclosed or any other facts or circumstances which would reasonably be expected to result in any claims against, or obligations or liabilities of, the Business, except for (A) those liabilities set forth in the consolidated balance sheets included in or incorporated by reference into the Pre-Signing Financial Statements, (B) liabilities incurred since December 31, 2019, in the Ordinary Course of Business, (C) future executory liabilities arising under any Business Contract (other than as a result of breach of contract, tort, infringement or violation of Applicable Law) or (D) those that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h) Absence of Certain Changes. Since December 31, 2019 and except as set forth on Section 3.1(h) of the Schlumberger Disclosure Letter, there has not been, with respect to the Business as described in the Pre-Signing Financial Statements or any Transferred Asset, any fact, event, action, change, occurrence, condition or effect that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(i) Taxes. The Liberty Parties understand and acknowledge that the representations and warranties contained in this Section 3.1(i) and Section 3.1(m) are the sole and exclusive representations and warranties of Schlumberger US and Schlumberger Canada, as applicable, relating to Tax matters.

(i) All income and other material Tax Returns required to be filed by or with respect to the Target Companies, the Transferred Assets, and the Business have been timely filed. Each such Tax Return is true, correct, and complete in all material respects. All material Taxes due and owing by or with respect to the Target Companies, the Transferred Assets, and the Business have been duly and timely paid in full, whether disputed or not, and whether or not shown on any Tax Return. There are no Liens for Taxes (other than statutory Liens for Taxes that are not yet due or payable) on any of the Transferred Assets or the Target Interests. All material Tax withholding, deposit and remittance obligations imposed on the Target Companies, Schlumberger US or Schlumberger Canada with respect to the Business or the Transferred Assets have been satisfied in full.

(ii) With respect to any Tax the nonpayment of which could result in a Lien on any of the Transferred Assets, the Transferred Business or the Target Interests or a Liability for the Target Companies or for US Buyer or Canadian Buyer, (A) there are no material agreements, waivers or other arrangements in force or effect providing for an extension of time with respect to paying any such Tax, (B) there are no material claims pending for any such Tax, and no assessment, deficiency, or adjustment has been asserted or proposed or threatened in writing with respect to any such Tax or Tax Returns relating to such Tax and (C) no material Tax audits or administrative or judicial proceedings are being conducted or, to the Knowledge of Schlumberger, have been threatened in writing with respect to any such Tax.

(iii) None of Schlumberger US, Schlumberger Canada, or the Target Companies (A) is a party to any Tax allocation, sharing or indemnity contract or arrangement (not including, for the avoidance of doubt any provisions contained in any commercial agreement entered into in the Ordinary Course of Business and not primarily relating to Tax (e.g., leases, credit agreements or other commercial agreements)) or (B) has any material liability for Taxes of any Person under Treasury Regulations § 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, or by reason of assumption or operation of Law.

(iv) None of the Transferred Assets is subject to any tax partnership agreement or is otherwise treated, or required to be treated, as held in an arrangement requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code.

(v) All material Transferred Assets have been properly listed and described on the property tax rolls for all periods prior to and including the Closing Date, and no material portion of the Transferred Assets constitutes omitted property for property tax purposes.

(vi) As of the Closing Date, each of Schlumberger Canada Target and each Schlumberger US Target is, and has been since the date of its formation, properly classified as an entity disregarded as separate from Schlumberger Canada and Schlumberger US, respectively, for U.S. federal and applicable state and local income tax purposes.

(vii) Schlumberger Canada is not a non-resident of Canada for purposes of the Income Tax Act (Canada).

(j) Real Property.

(i) Title.

(A) Set forth on Section 3.1(j)(i) of the Schlumberger Disclosure Letter is a true, correct and complete list as of the date of this Agreement of (1) all owned sites included in the Transferred Assets (the “Owned Sites”), (2) all leased sites included in the Transferred Assets (the “Leased Sites”) and (3) all licenses, occupancy or possessory interests and other real property interests included in the Transferred Assets (the “Other Real Property Rights”). No Owned Site is leased to any third party. Neither Schlumberger US nor Schlumberger Canada has granted any third party any license, possessory or occupancy right or other similar right therein other than Permitted Liens, and no Leased Site is subleased to any third party.

(B) Schlumberger US, Schlumberger Canada or their respective Affiliates and each of their applicable Subsidiaries has (1) good and indefeasible fee title to all Owned Sites, (2) good and valid title to the leasehold estates in all Leased Sites and (3) good and valid title to all Other Real Property Rights, in the case of each of clauses (1), (2) and (3) above, free and clear of all Liens except Permitted Liens.

(C) Schlumberger US and Schlumberger Canada, as applicable, is both the registered and beneficial owner of the Owned Sites that each of Schlumberger US and Schlumberger Canada own.

(D) There are no outstanding options, rights of first offer or rights of first refusal to purchase any of the Owned Sites or any portion of or any interest therein.

(E) Each of the agreements relating to the Other Real Property Rights and lease agreements related to the Leased Sites (collectively, the “Other Real Property and Lease Agreements”) is in full force and effect and constitutes the legal, valid and binding obligations of the Schlumberger Party or Subsidiary of a Schlumberger Party that is party to such agreements relating to Other Real Property and Lease Agreements, and, to the Knowledge of Schlumberger, the other parties thereto, enforceable against such Schlumberger Party or its Subsidiary and, to the Knowledge of Schlumberger, the other parties thereto, in accordance with their respective terms. No Other Real Property and Lease Agreement has been amended, assigned, modified or supplemented except as described in Section 3.1(j)(i)(E) of the Schlumberger Disclosure Letter. Neither the Schlumberger Party (or Subsidiary of such Schlumberger Party) party to an Other Real Property and Lease Agreement nor, to the Knowledge of Schlumberger, any other party to such Other Real Property and Lease Agreement has repudiated any material provision thereof, and neither such Schlumberger Party (or its Subsidiary) nor, to the Knowledge of Schlumberger, any other party thereto, is in material breach of any of its respective obligations thereunder, and no event has occurred (including the failure to obtain any consent) which, with notice or lapse of time or both, would constitute a material breach or default thereunder.

(ii) Joint Use Facilities. Section 3.1(j)(ii) of the Schlumberger Disclosure Letter sets forth a correct and complete list as of the date of this Agreement of all material owned sites or leased sites of the Schlumberger Parties that are not Transferred Assets but that are used by the Business.

(iii) No Claims. There are no pending or, to the Knowledge of Schlumberger, threatened condemnation, eminent domain, expropriation or similar proceedings, or any pending, contemplated or threatened Legal Proceedings or any unsatisfied claims or judgments which would reasonably be expected to adversely affect the US Business or the Canadian Business or impair the use or market value, affecting the Owned Sites, the Leased Sites or the Other Real Property Rights. There are no existing public improvements which would reasonably be expected to result in any material special assessment against the Owned Sites.

(iv) Title Exceptions. All utility easements, rights of access and other easements and similar rights serving the Owned Sites are legally enforceable to permit the operation of the Business in substantially the manner in which the Business is currently operated. Other than Permitted Liens, there are no encroachments upon the Owned Sites and no encroachments of any improvements composing the Owned Sites onto adjacent property, except for such encroachments as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on a particular Owned Site. The improvements to the Owned Sites (and the current uses thereof) do not materially violate set-back, building or side lines, or any applicable land use covenants, zoning regulations or by-laws, or similar enforceable restrictions, nor do they materially encroach on any easements located on the Owned Sites.

(v) Title Policies. Schlumberger US and Schlumberger Canada have made available copies of all existing owners and lenders title insurance policies relating to the Owned Sites in their possession and control.

(k) Tangible Personal Property.

(i) Section 3.1(k)(i) of the Schlumberger Disclosure Letter sets forth an accurate and complete list, in all material respects, of all fixed assets of the Schlumberger Parties that are included in the Transferred Assets.

(ii) Section 3.1(k)(ii) of the Schlumberger Disclosure Letter sets forth all leases of personal property including in the Transferred Assets to which a Schlumberger Party (or Subsidiary of a Schlumberger Party) is a party and involves annual payments in excess of $1,000,000 (“Personal Property Leases”). To the Knowledge of Schlumberger, no Schlumberger Party has received any written notice of any default or event that with notice or lapse of time or both would constitute a default by such Schlumberger Party under any of the Personal Property Leases.

(l) Schlumberger Material Contracts. Section 3.1(l) of the Schlumberger Disclosure Letter sets forth all Schlumberger Material Contracts in effect as of the date of this Agreement. Each of the Schlumberger Parties and their respective Affiliates have duly performed and complied in all material respects with their respective obligations under each Schlumberger Material Contract to which such Schlumberger Party (or Affiliate thereof) is a party. Each of the Schlumberger Material Contracts is in full force and effect and constitutes the legal, valid and binding obligation of the Schlumberger Party or Subsidiary of a Schlumberger Party that is a party thereto and, to the Knowledge of Schlumberger, the other parties thereto, enforceable against such Schlumberger Party or its Subsidiary and, to the Knowledge of Schlumberger, the other parties thereto, in accordance with their respective terms. None of the Schlumberger Parties or any of their respective Affiliates has received any notice of termination or default (which default has not been cured as of the date of this Agreement) from any other party to any such Schlumberger Material Contract, and to the Knowledge of Schlumberger, no event or condition exists, which with or without notice, lapse of time or both would constitute a default under the provisions of, any Schlumberger Material Contract. No Schlumberger Party or any of their respective Subsidiaries, and to the Knowledge of Schlumberger, no other party to any such Schlumberger Material Contract, is in default of its obligations thereunder. Schlumberger US has made available to Liberty Parent true, correct and complete copies of all of the Schlumberger Material Contracts, together with all amendments, modifications or supplements thereto effected prior to the Closing.

(m) Employee Benefits.

(i) Copies of Documents. Schlumberger US and Schlumberger Canada have made available to Liberty Parent copies and summaries of each material Schlumberger Benefit Plan that provides benefits to the Potential Liberty Employees (including each such plan that provides severance benefits).

(ii) Pension Plans. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (A) each Schlumberger Benefit Plan that is subject to Title IV of ERISA or Section 412 of the Code (each a “Pension Benefit Plan”) has satisfied the minimum funding standards of Section 412 of the Code; and (B) no proceedings have been instituted by the Pension Benefit Guaranty Corporation to terminate any Pension Benefit Plan.

(iii) Compliance with Applicable Laws. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (A) each Schlumberger Benefit Plan has been maintained, funded and administered in compliance with its terms and all Applicable Laws; (B) no claim or Action with respect to any Schlumberger Benefit Plans (other than routine claims for benefits) is pending or, to the Knowledge of Schlumberger, threatened; (C) each Schlumberger Benefit Plan intended to be qualified under Section 401(a) of the Code has received a current favorable determination or advisory letter from the IRS, and nothing has occurred which would reasonably be expected to adversely affect the qualification of such Schlumberger Benefit Plan; and (D) Schlumberger US and its Subsidiaries have complied with the requirements of Sections 4980B and 4980D of the Code and all corresponding sections of ERISA with respect to employees and former employees of the US Business.

(iv) No Multiemployer Plan. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of the Target Companies, Schlumberger US or any of their respective Subsidiaries has any obligation to contribute to or has any Liability with respect to any “multiemployer plan,” as such term is defined in Section 3(37) of ERISA.

(v) No Excess Parachute Payments. Neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will, either alone or in conjunction with any other event: (A) entitle any Transferred Employee to termination notice, severance pay, wrongful dismissal damages, bonus or any other payment; (B) accelerate the time of payment, funding or vesting, or increase the amount of compensation due to any Transferred Employee; (C) materially increase the amount payable under any Schlumberger Benefit Plan; (D) result in any of the Target Companies, Schlumberger Canada, Schlumberger US or any of their respective Affiliates becoming obligated to provide any amount constituting an excess parachute payment (as defined in Section 280G of the Code) with respect to any Transferred Employee; or (E) require a “gross-up” or other payment to any Transferred Employee who is also a “disqualified individual” within the meaning of Section 280G of the Code.

(vi) No Benefit Plans. As of the date of this Agreement, the Target Companies do not sponsor, maintain or contribute to (and are not required to contribute to), and are not party to or bound by, or have any Liability with respect to, any Benefit Plan.

(n) Labor. No Potential Liberty Employee is represented by a labor union, works council, trade union, labor organization or similar organization or representative and neither the Schlumberger Parties nor a Target Company nor any of the Transferred Assets are or in the past three years have been a party to or bound (either directly or indirectly by operation of any Applicable Laws) by any collective bargaining agreement, voluntary recognition agreement or any other agreements or contracts with any labor organizations, works councils, unions or associations applicable to any Potential Liberty Employees. No Schlumberger Party and no Target Company is engaged in any labor negotiations with any labor union or similar representative or potential representative of any Potential Liberty Employees. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Transferred Business, taken as a whole, there (i) is no unfair labor practice charge or complaint against any Schlumberger Party pending or, to the Knowledge of Schlumberger, threatened in writing before the National Labor Relations Board or similar agencies in non-U.S. jurisdictions that involves any of the Potential Liberty Employees; and there (ii) is no labor strike, slowdown or stoppage or other labor disturbance pending or, to the Knowledge of Schlumberger, threatened against or affecting Schlumberger US or Schlumberger Canada. There has been no union certification or representation applications, petitions or demands with respect to the Transferred Assets, Target Companies or Potential Liberty Employees, and no attempt to organize any of the Potential Liberty Employees has resulted in an election within the past three years or, to the Knowledge of Schlumberger, is threatened respecting any of the Potential Liberty Employees. To Schlumberger’s Knowledge, there is no material legal, administrative or other claim, charge, or proceeding pending or threatened by or with respect to any Potential Liberty Employee or any other individual who has provided services with respect to the Transferred Assets or Target Companies. Schlumberger US and Schlumberger Canada have made available to Liberty Parent a true and accurate schedule that sets forth, for each Potential Liberty Employee who is eligible to become a Transferred Employee as of the date of this Agreement, his or her: (A) job title and location of employment; (B) base salary or hourly rate of pay; (C) for each such Potential Liberty Employee who provides services with respect to either Schlumberger US Target, status as exempt or non-exempt under the Fair Labor Standards Act and any comparable state wage law; (D) for each such Potential Liberty Employee who provides services with respect to Schlumberger Canada Target, status as exempt or non-exempt from the overtime pay provisions under Alberta’s Employment Standards Code; (E) hire date and service date (if different); (F) leave status (including nature and expected duration of any leave); and (G) details of any visa or work permit.

(o) Litigation. There are no Legal Proceedings pending or, to the Knowledge of Schlumberger, threatened in writing against Schlumberger US, Schlumberger Canada or any of their respective Affiliates (other than would solely be Retained Assets or Retained Liabilities) (i) seeking to prevent or delay the Closing or (ii) relating to the Business, except in each case for such Legal Proceedings as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(p) Compliance with Laws; Permits.

(i) The Transferred Business is being operated by the applicable Schlumberger Parties in compliance with all Applicable Laws, except for such noncompliance as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of Schlumberger Parent, Schlumberger US, Schlumberger Canada, the Target Companies nor any of their respective Subsidiaries have received any notice from any Governmental Authority that the operations of the Business are being conducted in violation of any Applicable Law, are the subject of any investigation or review pending or threatened by any Governmental Authority relating to any alleged violation or have a prior conviction under Applicable Law related to the operations of the Business. There is no outstanding Order of any Governmental Authority against Schlumberger Parent, Schlumberger US, Schlumberger Canada, any of the Target Companies or any of their respective Subsidiaries that relates to the Transferred Assets.

(ii) (A) Prior to the Restructuring Closing, Schlumberger US or Schlumberger Canada, as applicable, has, except, solely with respect to this clause (A), where the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (B) as of the Restructuring Closing, the applicable Target Company will have, except, solely with respect to this clause (B), where the absence of which would not reasonably be expected to be material to the Transferred Business, all Business Permits other than the Excluded Permits, and Schlumberger US or Schlumberger Canada has paid all fees and assessments due and payable on each of the Business Permits, except where the failure to have or make such a payment would not reasonably be expected to be material to the Transferred Business. All Business Permits are in full force and effect, and there has occurred no material default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a material default or violation) of any term, condition or provision of any Business Permit and no suspension or cancellation of any of the Business Permits is pending or, to the Knowledge of Schlumberger, threatened, and the applicable Schlumberger Party is in compliance with the terms of such Business Permits, except where the failure to be in full force and effect or failure to so comply would not reasonably be material to the Transferred Business.

(q) Environmental Matters. The Liberty Parties understand and acknowledge that the representations and warranties contained in this Section 3.1(q) are the sole and exclusive representations and warranties of the applicable Schlumberger Parties relating to any environmental, health or safety matters, including any arising under Environmental Laws, as defined in this Agreement. Except in each case as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(i) the Schlumberger Parties and each of their Subsidiaries and their respective assets (including Owned Sites and Leased Sites), with respect to the Business and the operation of the Business, are, and during the last three years have been, in compliance with all Environmental Laws and all Environmental Permits;

(ii) the Schlumberger Parties and each of their Subsidiaries, with respect to the Business, have obtained all Environmental Permits required for the operation of the Transferred Assets (including Owned Sites and Leased Sites) and the operation of the Business as conducted as of the date of this Agreement, and all such Environmental Permits are in full force and effect;

(iii) none of the Schlumberger Parties nor any of their Subsidiaries, with respect to the Business, is the subject of any outstanding Order from, or any pending or, to the Knowledge of Schlumberger, threatened investigation that would reasonably be expected to result in the imposition of Environmental Liability to any of the Schlumberger Parties by, any Governmental Authority related to any of the Transferred Assets (including Owned Sites and Leased Sites) or arising out of the operation of the Business regarding (A) compliance with Environmental Laws, (B) any Remedial Action or (C) any presence, Release or threatened Release of, or exposure to, a Hazardous Substance;

(iv) with respect to any of the Transferred Assets (including Owned Sites and Leased Sites) or any operation of the Business, none of the Schlumberger Parties nor any of their Subsidiaries has received or been subject to any written communication, including any Legal Proceeding, Action or other written claim or complaint by any Person, alleging any violation of, or Liability (including any obligation for Remedial Action) under, any Environmental Law or any Environmental Permit that has not been fully resolved;

(v) there has been no Release or, to the Knowledge of Schlumberger, threatened Release of Hazardous Substances by any Schlumberger Party or any of their Subsidiaries at, on, under or from (A) the Owned Sites or Leased Sites or (B) to the Knowledge of Schlumberger, any real property offsite the Owned Sites or Leased Sites where such Hazardous Substances were transported or disposed or arranged to be transported or disposed by any Schlumberger Party or any of their Subsidiaries as part of operation of the Business that, in each case of (A) and (B), is in violation of, or that would be reasonably be expected to result in a Liability (including any obligation for Remedial Action) to the Schlumberger Parties or any of their Subsidiaries under, any Environmental Law; and

(vi) to the Knowledge of Schlumberger, there is not located at any of the Owned Sites or Leased Sites with respect to the Business any (A) asbestos-containing material or (B) equipment containing polychlorinated biphenyls, in each case of (A) and (B) that is in violation of, or would reasonably be expected to result in a Liability to the Schlumberger Parties or any of their Subsidiaries pursuant to any Environmental Laws.

(r) No Brokers. Except for Goldman, Sachs & Co. LLC, no agent, broker, investment banker, Person or firm is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee payable by Schlumberger US, Schlumberger Canada or any of their respective Affiliates directly or indirectly in connection with the Pre-Closing Restructuring, the Equity Sale or the other transactions contemplated by this Agreement.

(s) Intellectual Property.

(i) As of the consummation of the Pre-Closing Restructuring, the Target Companies will own or have the right to use all Transferred Intellectual Property (other than any Excluded Intellectual Property) used in or necessary for the operation of their respective portions of the Businesses as currently conducted as of the date of this Agreement, free and clear of all Liens except for Permitted Liens, except where the failure to own or have the right to use such properties has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ii) The operation of the Business by Schlumberger US and Schlumberger Canada (and, from and after the Restructuring Closing, the Target Companies) as conducted as of the date of this Agreement does not infringe, misappropriate or otherwise violate any Intellectual Property of any other Person, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the Knowledge of Schlumberger, no facts or circumstances exist that would affect the validity or enforceability of the Transferred Intellectual Property. There are no claims, suits, or other actions pending or, to the Knowledge of Schlumberger, threatened, that seek to limit or challenge the validity, enforceability, ownership, or right to use, sell or license the Transferred Intellectual Property.

(iii) Each of Schlumberger US, Schlumberger Canada and the Target Companies have taken reasonable measures consistent with prudent industry practices to protect the confidentiality of trade secrets used in the Business as conducted as of the date of this Agreement, except where failure to do so has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(iv) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (A) each of Schlumberger US, Schlumberger Canada and the Target Companies have, with respect to the Business, taken reasonable measures consistent with prudent industry practices to protect the operation and security of their Technology and physical information technology systems (and the data therein), and (B) there have been no breaches or material outages of the same.

(t) Bankruptcy. There are no bankruptcy, reorganization, or receivership proceedings pending against, being contemplated by, or, to the Knowledge of Schlumberger, threatened in writing against, any of the Schlumberger Parties.

(u) Investment Intent. Schlumberger US is acquiring the Schlumberger US Consideration for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except in compliance with applicable federal and state securities laws.

(v) Ownership of Liberty Parent Securities. None of Schlumberger Parent nor any of its Subsidiaries beneficially owns any shares of Liberty Parent Common Stock, including, without limitation, any derivative securities underlying or related to shares of Liberty Parent Common Stock, whether or not any such Person has the right to acquire beneficial ownership thereof within 60 calendar days or within any longer or shorter period of time.

(w) No Additional Representations. Each of Liberty Parent, US Buyer and Canadian Buyer acknowledges and agrees that, except for the representations and warranties made in this Section 3.1 (as modified by the Schlumberger Disclosure Letter), no Schlumberger Party or any other Person makes or has made any express or implied representation or warranty with respect to any Schlumberger Party or their respective Subsidiaries, businesses, operations, assets, liabilities or conditions (financial or otherwise and including the Business and the Transferred Assets) in connection with this Agreement or the transactions contemplated hereby, and the Schlumberger Parties hereby disclaim any such other representations or warranties. In particular, without limiting the foregoing disclaimer, each of Liberty Parent, US Buyer and Canadian Buyer acknowledges and agrees that no Schlumberger Party or any other Person makes or has made any representation or warranty to Liberty Parent, US Buyer, Canadian Buyer or any of their respective Affiliates or Representatives with respect to any financial projection, forecast, estimate, budget or prospect information relating to any Schlumberger Party, their respective Subsidiaries, the Business or the Transferred Assets (including in certain “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Pre-Closing Restructuring, the Equity Sale or the other transactions contemplated by this Agreement). Notwithstanding the foregoing, nothing in this Section 3.1(w) shall limit Liberty Parent’s remedies with respect to claims of fraud arising from or relating to the express representations and warranties made by Schlumberger US and Schlumberger Canada in this Section  3.1.

Section 3.2 Representations and Warranties of the Liberty Parties. Except as disclosed in the Liberty Reports (including all exhibits and schedules thereto and documents incorporated by reference therein) filed by Liberty Parent with the SEC on or after December 31, 2018 and prior to the date of this Agreement (excluding, in each case, any disclosures set forth in any risk factor section or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature, other than, in each of the foregoing, any historical facts included therein) or in the corresponding sections of the disclosure letter delivered to the Schlumberger Parties by Liberty Parent prior to entering into this Agreement (the “Liberty Disclosure Letter”), Liberty Parent represents and warrants to the Schlumberger Parties as follows:

(a) Organization and Good Standing. Each Liberty Party (i) is duly incorporated or formed, as applicable, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, as applicable, (ii) has the requisite entity power and authority to (A) enter into each Transaction Document to which it is a party and to perform its obligations thereunder and (B) own, lease and operate its properties and to carry on its business as now being conducted and (iii) is duly qualified or licensed, as applicable, and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, except, in the case of clause (iii), where the failure to be so qualified, licensed or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Authorization and Execution of Transaction Documents. (i) Other than obtaining the Liberty Parent Stockholder Approval, each of Liberty Parent, US Buyer and Canadian Buyer has taken all necessary entity action, as applicable, to authorize the execution, delivery and performance of its obligations under this Agreement and to consummate the transactions contemplate hereby, and (ii) each Liberty Party (not including the Target Companies) has taken all necessary entity action to authorize the execution, delivery and performance of its and their obligations under each of the other Transaction Documents to which it, or they, is, are, or shall be, a party and to consummate the transactions contemplated hereby and thereby. No other entity action on the part of any Liberty Party (not including the Target Companies) or any Subsidiary of any Liberty Party is necessary to approve this Agreement or to consummate the transactions contemplated hereby or thereby, including the Equity Sale and, as of the Closing, no other entity action on the part of any Liberty Party (not including the Target Companies) or any Subsidiary of any Liberty Party will be necessary to approve any other Transaction Document to which it is a party. As of the date of this Agreement, the Liberty Parent Board has approved this Agreement, the other Transaction Documents to which Liberty Parent, US Buyer or Canadian Buyer is party, the Equity Sale and the Liberty Parent Share Issuance. As of the date of this Agreement, the Liberty Parent Board has (1) determined that this Agreement and the transactions contemplated hereby are fair to, and in the best interests of, Liberty Parent and the holders of Liberty Parent Common Stock, (2) approved and declared advisable this Agreement and the transactions contemplated hereby, and (3) resolved to recommend that the holders of Liberty Parent Class A Common Stock and Liberty Parent Class B Common Stock, voting together as a single class, approve the Liberty Parent Share Issuance (such recommendation described in clause (3), the “Liberty Board Recommendation”). Liberty Parent, as the direct and indirect managing member of US Buyer, and the board of directors of Canadian Buyer have approved this Agreement, the other Transaction Documents to which US Buyer and Canadian Buyer is a party, and the transactions contemplated by this Agreement and such Transaction Documents. This Agreement has been duly executed and delivered by each of Liberty Parent, US Buyer and Canadian Buyer, and each other Transaction Document to which it is a party, when delivered by it in accordance herewith, shall have been duly executed and delivered by each such Liberty Party. Other than the Liberty Parent Stockholder Approval and other approvals that have been obtained, no vote of the holders of any class of capital stock or other Equity Interests of US Buyer, Canadian Buyer or Liberty Parent is required to consummate the Equity Sale or the other transactions contemplated hereby. Liberty Parent has made available to Schlumberger US and Schlumberger Canada a true and complete copy of each of the Corporate Documents of Liberty Parent, US Buyer and Canadian Buyer in effect as of the date of this Agreement (in each case, including all exhibits, schedules, annexes and amendments thereto).

(c) Enforceability of Transaction Documents. Assuming that this Agreement and each of the other Transaction Documents to which any Liberty Party or any of its respective Subsidiaries is a party is duly executed and delivered in accordance with Section 3.2(b) above and constitutes the valid and binding obligation of each of the other parties thereto, this Agreement constitutes, and each other Transaction Document shall, as of the Closing, constitute, the valid, legal and binding obligation of each Liberty Party and each of its respective Subsidiaries that is a party to each such agreement, enforceable against each such Liberty Party or its Subsidiaries in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(d) Non-Contravention. The execution and delivery by any Liberty Party and any Subsidiary of any Liberty Party of this Agreement and each of the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including the Equity Sale or the Liberty Parent Share Issuance by Liberty Parent pursuant thereto will not, subject to obtaining the Liberty Parent Stockholder Approval: (i) result in a Violation of any provision of its Corporate Documents; (ii) subject to compliance with the matters referred to in Section 3.2(e) of this Agreement, result in a Violation or breach of any Applicable Law by which it is bound or to which any of its properties is subject; or (iii) subject to compliance with the matters referred to in Section 3.2(e) of this Agreement, result in a Violation of any Contract binding upon such Liberty Party or any of its Subsidiaries or result in any change in the rights or obligations of any party under any Contract binding upon such Liberty Party or any of its Subsidiaries, except, in the case of clause (ii) and (iii), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e) Consents. No consent, license, approval, order or authorization of, registration, declaration or filing with, notice to or other act by, any Governmental Authority is required by or of any Liberty Party or any

Subsidiary of any Liberty Party in connection with the execution, delivery, performance, validity or enforceability of this Agreement and each other Transaction Document to which any such Liberty Party or Subsidiary is a party or the consummation of the transactions contemplated hereby and thereby, including the Equity Sale and the Liberty Parent Share Issuance, except for (i) the mailing of the Proxy Statement relating to the Liberty Parent Stockholders Meeting (or such other filings with the SEC as may be required under Applicable Law), (ii) such reports under Section 13(a) of the Exchange Act, and such other compliance with the Exchange Act and the rules and regulations thereunder, as may be required in connection with this Agreement and the transactions contemplated hereby and by the other Transaction Documents, (iii) any filings required to be made with the NYSE to list a number of shares of Liberty Parent Class A Common Stock that comprise the Share Consideration, (iv) any such consent, license, approval, authorization, filing, notice or act that has been obtained, made or taken, (v) the Liberty Parent Stockholder Approval, (vi) where the failure to obtain such consent, license, approval or authorization or make such filing or take such act as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (vii) the filing of a premerger notification report by Liberty Parent and Schlumberger Parent under the HSR Act, and (viii) the filing by Liberty Parent of a request for an advance ruling certificate under subsection 102(1) of the Competition Act and a request that the Commissioner waive, under subsection 113(c) of the Competition Act, the obligation of the parties to the Canadian Equity Sale to provide the notices required under subsection 114(1) of the Competition Act.

(f) Capital Structure.

(i) As of the date of this Agreement and immediately prior to the Closing, the authorized capital stock of Liberty Parent consists of: (A) 400,000,000 shares of Liberty Parent Class A Common Stock, (B) 400,000,000 shares of Liberty Parent Class B Common Stock and (C) 10,000 shares of preferred stock, par value $0.01 per share (“Liberty Parent Preferred Stock” and, together with the Liberty Parent Class A Common Stock and Liberty Parent Class B Common Stock, the “Liberty Parent Capital Stock”). At the close of business on August 28, 2020 (the “Measurement Date”), (1) 84,853,162 shares of Liberty Parent Class A Common Stock were issued and outstanding, 28,080,525 shares of Liberty Parent Class B Common Stock were issued and outstanding, no shares of Liberty Parent Preferred Stock were issued and outstanding and 112,933,687 Liberty Units were issued and outstanding, (2) in addition to the shares of Liberty Parent Class A Common Stock issued and outstanding, 2,288,831 shares of Liberty Parent Class A Common Stock are issuable in connection with the vesting of the Liberty Parent RSUs and 722,225 shares of Liberty Parent Class A Common Stock are issuable in connection with the vesting of the Liberty Parent PSUs and (3) 8,257,099 shares of Liberty Parent Class A Common Stock remained available for issuance pursuant to the Liberty Parent LTIP, other than, in the case of clauses (2) and (3) only, for immaterial inaccuracies.

(ii) Except (A) as disclosed on Section 3.2(f)(ii) of the Liberty Disclosure Letter, (B) for Liberty Parent RSUs and Liberty Parent PSUs, or (C) as contemplated by the US Buyer Corporate Documents, including that the Liberty Parent Class B Common Stock and the Liberty Units together are exchangeable on a one for one basis for Liberty Parent Class A Common Stock, there are no Equity Interest Equivalents of any kind that obligate Liberty Parent, US Buyer or Canadian Buyer to repurchase, redeem, issue or sell any Equity Interests of Liberty Parent, US Buyer or Canadian Buyer, as applicable, or giving any Person a right to subscribe for or acquire, any Equity Interests of Liberty Parent, US Buyer or Canadian Buyer, and no securities or obligations evidencing any such Equity Interest Equivalents are authorized, issued or outstanding. There are no outstanding contractual obligations of Liberty Parent, US Buyer or Canadian Buyer pursuant to which Liberty Parent, US Buyer or Canadian Buyer could be required to register any Equity Interests under the Securities Act, other than as contemplated herein. All of the Equity Interests of each of Liberty Parent, US Buyer and Canadian Buyer have been duly authorized, are validly issued, fully paid and nonassessable except to the extent specified in the Delaware Limited Liability Company Act or in the Corporate Documents of such applicable Liberty Party. Except as disclosed on Section 3.2(f)(ii) of the Liberty Disclosure Letter, none of the Liberty Parent, US Buyer or Canadian Buyer has any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of any such entity on any matter. The Liberty Parent Class A Common Stock to be transferred to Schlumberger US and Schlumberger Canada pursuant to this Agreement, when transferred, will be transferred in compliance with (1) Applicable Law and (2) all requirements set forth in the applicable Corporate Documents. Other than the Liberty Units owned by the holders of the Liberty Parent Class B Common Stock, all outstanding shares of capital stock or other Equity Interests of the Subsidiaries of Liberty Parent are directly or indirectly owned by Liberty Parent are free and clear of all Liens, other than Permitted Equity Liens, and have been duly authorized, validly issued, fully paid and nonassessable except to the extent specified in the Delaware Limited Liability Company Act or in the Corporate Documents of such applicable Liberty Party. Except (x) as set forth in this Section 3.2(f), (y) for Liberty Parent RSUs and Liberty Parent PSUs, or (z) as contemplated by the US Buyer Corporate Documents, including that the Liberty Parent Class B Common Stock and the Liberty Units together are exchangeable on a one-for-one basis for Liberty Parent Class A Common Stock, there are outstanding: (aa) no shares of Liberty Parent Capital Stock, Liberty Units or other voting securities of Liberty Parent, US Buyer or Canadian Buyer; (bb) no securities of Liberty Parent or any Subsidiary of Liberty Parent (including US Buyer and Canadian Buyer) convertible into or exchangeable or exercisable for shares of Liberty Parent Capital Stock, Liberty Units or other voting securities of Liberty Parent, US Buyer or Canadian Buyer, and (cc) no options, warrants, subscriptions, calls, rights (including preemptive and appreciation rights), commitments or agreements to which Liberty Parent or any Subsidiary of Liberty Parent (including US Buyer and Canadian Buyer) is a party or by which it is bound in any case obligating Liberty Parent or any Subsidiary of Liberty Parent (including US Buyer and Canadian Buyer) to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional shares of Liberty Parent Capital Stock, Liberty Units or other voting securities of Liberty Parent, US Buyer or Canadian Buyer, or obligating Liberty Parent or any Subsidiary of Liberty Parent (including US Buyer and Canadian Buyer) to grant, extend or enter into any such option, warrant, subscription, call, right, commitment or agreement. Other than the Voting Agreements and the Stockholders Agreements, there are not any stockholder agreements, voting trusts or other agreements to which Liberty Parent or any of its Subsidiaries (including US Buyer and Canadian Buyer) is a party or by which it is bound relating to the voting of any shares of capital stock or other Equity Interests of Liberty Parent or any of its Subsidiaries (including US Buyer and Canadian Buyer). No Subsidiary of Liberty Parent owns any shares of Liberty Parent Capital Stock. None of Liberty Parent or any of its Subsidiaries has any (xx) interests in a material joint venture or, directly or indirectly, Equity Interests in any Person or (yy) obligations, whether contingent or otherwise, to consummate any material additional investment in any Person.

(g) Reports; Financial Statements.

(i) Liberty Parent has filed or furnished, as applicable, on a timely basis all material Liberty Reports since December 31, 2018 (the “Applicable Date”). Each of the Liberty Reports, at the time of its filing or being furnished (or, if amended or superseded by a filing prior to the date of this Agreement, as of the date of such filing) complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act.

(ii) Each of the consolidated balance sheets included in or incorporated by reference into the Liberty Reports (including the related notes and schedules) filed with the SEC since the Applicable Date, fully and fairly presents the consolidated financial position of Liberty Parent and its consolidated Subsidiaries as of the dates thereof and each of the consolidated statements of operations and comprehensive income (loss), changes in stockholders’ or shareholder’s equity and cash flows included in or incorporated by reference into the Liberty Reports (including any related notes and schedules) filed with the SEC since the Applicable Date, fully and fairly presents the results of operations and cash flows of Liberty Parent and its consolidated Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end adjustments and lack of footnote disclosure), in each case, in accordance with GAAP consistently applied during the periods involved, except as may be noted therein or may be permitted by the SEC under the Exchange Act.

(iii) There are no obligations or liabilities of Liberty Parent or any of its Subsidiaries, whether or not accrued, contingent, absolute, determined, determinable or otherwise and whether or not required to be disclosed or any other facts or circumstances which would reasonably be expected to result in any claims against, or obligations or liabilities of, Liberty Parent or its Subsidiaries except for (A) those liabilities set forth in the consolidated balance sheets included in or incorporated by reference into the Liberty Reports, (B) liabilities incurred since December 31, 2019 in the Ordinary Course of Business, (C) future executory liabilities arising under any Contract binding upon Liberty Parent or any of its Subsidiaries (other than as a result of breach of contract, tort, infringement or violation of Applicable Law) or (D) those that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h) Absence of Certain Changes. Since December 31, 2019 and except as set forth on Section 3.2(h) of the Liberty Disclosure Letter, there has not been any fact, event, action, change, occurrence, condition or effect that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(i) Taxes. The Schlumberger Parties understand and acknowledge that the representations and warranties contained in this Section 3.2(i) and Section 3.2(l) are the sole and exclusive representations and warranties of Liberty Parent and its Subsidiaries relating to Tax matters.

(i) Each of Liberty Parent and its Subsidiaries has filed all income and other material Tax Returns required to be filed by it. Each such Tax Return is true, correct, and complete in all material respects. All material Taxes due and owing by Liberty Parent or its Subsidiaries have been duly and timely paid in full, whether disputed or not, and whether or not shown on any Tax Return.

(ii) There is no material claim pending against Liberty Parent or its Subsidiaries for any Taxes, and no assessment, deficiency, or adjustment has been asserted or proposed or threatened in writing with respect to any material Taxes of Liberty Parent or its Subsidiaries. No material Tax audit or administrative or judicial proceeding for Taxes of Liberty Parent or its Subsidiaries is being conducted or, to the Knowledge of Liberty, has been threatened in writing by any Tax Authority.

(iii) US Buyer is not, and has not been since inception, classified, treated or taxed as a corporation for U.S. federal income Tax purposes.

(j) Real Property.

(i) Title.

(A) No Liberty Real Property is leased to any third party, and Liberty Parent nor any of its Subsidiaries has granted any third party any license, possessory or occupancy right or other similar right therein other than Permitted Liens, and no Liberty Leased Property is subleased to any third party.

(B) Liberty Parent or its respective Affiliates and each of its applicable Subsidiaries has (1) good and indefeasible fee title to all Liberty Real Property, and (2) good and valid title to the leasehold estates in all leased Liberty Leased Property, in the case of each of clauses (1) and (2) above, free and clear of all Liens except any Permitted Liens.

(C) Liberty Parent or any of its Subsidiaries, as applicable, is both the registered and beneficial owner of the Liberty Real Property.

(D) There are no outstanding options, rights of first offer or rights of first refusal to purchase any of the Liberty Real Property or any portion of or any interest therein.

(ii) Each of the agreements relating to Liberty Real Property to which Liberty Parent or its Subsidiary is a party is in full force and effect and constitutes the legal, valid and binding obligations of Liberty Parent or its applicable Affiliate and, to the Knowledge of Liberty, the other parties thereto, enforceable against

Liberty Parent or its applicable Subsidiary and, to the Knowledge of Liberty, the other parties thereto, in accordance with their respective terms. No such lease has been amended, assigned, modified or supplemented except as described in Section 3.2(j)(ii) of the Liberty Disclosure Letter. Neither Liberty Parent (or any of its Subsidiaries) nor, to the Knowledge of Liberty, any other party to any such agreement has repudiated any material provision thereof, and neither Liberty Parent (or any of its Subsidiaries) nor, to the Knowledge of Liberty, any other party thereto, is in material breach of any of its respective obligations thereunder, and no event has occurred (including the failure to obtain any consent) which, with notice or lapse of time or both, would constitute a material breach or default thereunder.

(iii) No Claims. There are no pending or, to the Knowledge of Liberty, threatened condemnation, eminent domain, expropriation or similar proceedings, or any pending, contemplated or threatened Legal Proceedings or any unsatisfied claims or judgments which would reasonably be expected to adversely affect or impair the use or market value, affecting the Liberty Real Property. There are no existing public improvements which would reasonably be expected to result in any material special assessment against the Liberty Real Property.

(iv) Title Exceptions. All utility easements, rights of access and other easements and similar rights serving the Liberty Real Property are legally enforceable to permit the operation of the business in substantially the manner in which the business is currently operated. Other than Permitted Liens, there are no encroachments upon the Liberty Real Property and no encroachments of any improvements composing the Liberty Real Property onto adjacent property, except for such encroachments as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on a particular item of real property. The improvements to the Liberty Real Property (and the current uses thereof) do not materially violate set-back, building or side lines, or any applicable land use covenants, zoning regulations or by-laws, or similar enforceable restrictions, nor do they materially encroach on any easements located on the Liberty Real Property.

(k) Liberty Material Contracts. Liberty Parent and each of its Subsidiaries have duly performed and complied in all material respects with their respective obligations under each Liberty Material Contract to which Liberty Parent (or its Subsidiary thereof) is a party. Except as set forth in Section 3.2(k) of the Liberty Disclosure Letter, each of the Liberty Material Contracts is in full force and effect and constitutes the legal, valid and binding obligation of Liberty Parent or its Subsidiary that is party thereto and, to the Knowledge of Liberty, the other parties thereto, enforceable against such Schlumberger Party or its Subsidiary and, to the Knowledge of Liberty, the other parties thereto, in accordance with their respective terms. None of Liberty Parent or any of its Subsidiaries has received any notice of termination or default from any other party to such Liberty Material Contract, and to the Knowledge of Liberty, no event or condition exists, which with or without notice, lapse of time or both would constitute a default under the provisions of, any Liberty Material Contract. None of Liberty Parent or any of its Subsidiaries, and to the Knowledge of Liberty, no other party to any such Liberty Material Contract, is in default of its obligations thereunder. Liberty Parent has made available to Schlumberger US and Schlumberger Canada true, correct and complete copies of all of the Liberty Material Contracts, together with all amendments, modifications or supplements thereto effected prior to the Closing.

(l) Employee Benefits.

(i) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (A) each Liberty Benefit Plan has been maintained, funded and administered in compliance with its terms and all Applicable Laws; (B) no claim or Action with respect to any Liberty Benefit Plan (other than routine claims for benefits) is pending or, to the Knowledge of Liberty, threatened; and (C) each Liberty Benefit Plan intended to be qualified under Section 401(a) of the Code has received a current favorable determination or advisory letter from the IRS, and nothing has occurred which would reasonably be expected to adversely affect the qualification of such Liberty Benefit Plan.

(ii) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no Liberty Benefit Plan is, and none of Liberty Parent or any of its

Subsidiaries sponsors, maintains, contributes to (or is obligated to contribute to) or has any Liability with respect to or under: (A) any “multiemployer plan” as such term is defined in Section 3(37) of ERISA or (B) any “defined benefit plan” as defined in Section 3(35) of ERISA or a plan that is or was subject to Title IV of ERISA or Section 412 of the Code.

(iii) Except for matters that have not and would not reasonably be expected, individually or in the aggregate, to result in a material liability to Liberty Parent or any of its Subsidiaries, neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby could, either alone or in conjunction with any other event, (A) entitle any current or former employee or other individual service provider of Liberty Parent or any of its Affiliates (each, a “Liberty Service Provider”) to termination notice, severance pay, wrongful dismissal damages, bonus or any other payment; (B) accelerate the time of payment, funding or vesting, or increase the amount of compensation due to any Liberty Service Provider; (C) materially increase the amount payable under any Liberty Benefit Plan; (D) result in the payment of any amount that could, individually or in combination with any other payment, constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code); or (E) require a “gross-up” or other payment to any Liberty Service Provider who is also a “disqualified individual” within the meaning of Section 280G of the Code.

(m) Labor. No employee of Liberty is represented by a labor union, works council, trade union, labor organization or similar organization or representative neither the Liberty Parent nor any of its Affiliates is or in the past three years has been party to or bound (either directly or indirectly by operation of any Applicable Laws) by any collective bargaining agreement, voluntary recognition agreement or any other agreements or contracts with any labor organizations, works councils, unions or associations applicable to the employees of Liberty Parent or its Affiliates. None of Liberty Parent or any of its Affiliates is engaged in any labor negotiations with, or has any duty to bargain with, any labor union or similar representative or potential representative of any employees of Liberty Parent or its Affiliates. Except as has not had and would not reasonably be expected to individually or in the aggregate, be materially adverse to Liberty or its Affiliates, taken as a whole, there: (i) is no unfair labor practice charge or complaint against Liberty Parent or its Affiliates pending or, to the Knowledge of Liberty, threatened in writing before the National Labor Relations Board or similar agencies in non-U.S. jurisdictions; and (ii) is no labor strike, slowdown or stoppage or other labor disturbance pending or, to the Knowledge of Liberty, threatened against or affecting Liberty Parent or its Affiliates. There has been no union certification or representation, applications, petitions or demands with respect to Liberty Parent or its Affiliates and no attempt to organize any of the employees of Liberty Parent or its Affiliates has resulted in an election within the past three years or, to the Knowledge of Liberty, is threatened respecting any of the employees of Liberty Parent or its Affiliates. To Liberty’s Knowledge, there is no material legal, administrative or other claim, charge, or proceeding pending or threatened by or with respect to any employee or any other individual who has provided services with respect to Liberty Parent or its Affiliates.

(n) Litigation. There are no Legal Proceedings pending or, to the Knowledge of Liberty, threatened in writing against or affecting a Liberty Party or any of their respective Affiliates (i) seeking to prevent or delay the Closing or (ii) relating to the business of such Liberty Party, except in each case for such Legal Proceedings as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(o) Compliance with Laws; Permits.

(i) Liberty Parent and each of its Subsidiaries operate in compliance with all Applicable Law, except for such noncompliance as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither Liberty Parent nor any of its Subsidiaries have received any notice from any Governmental Authority that the operations of their respective businesses are being conducted in violation of any Applicable Law, are the subject of any investigation or review pending or threatened by any Governmental Authority relating to any alleged violation or have a prior conviction under Applicable Law related to the operations of their respective businesses. There is no outstanding Order of any Governmental Authority against Liberty Parent or any of its Subsidiaries.

(ii) Liberty Parent and each of its Subsidiaries has all Permits that are required for the operation of its business as conducted as of the date of this Agreement, and has paid all fees and assessments due and payable on each of their respective Permits, except where the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All Permits are in full force and effect, and neither Liberty Parent nor any of its Subsidiaries is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of any Permit and no suspension or cancellation of any of the Permits is pending or, to the Knowledge of Liberty, threatened, and the applicable Liberty Party is in compliance with the terms of the Permits, except where the failure to be in full force and effect or failure to so comply would not reasonably be expected to be material to the Equity Sale or the transactions contemplated by this Agreement.

(p) Environmental Matters. The Schlumberger Parties understand and acknowledge that the representations and warranties contained in this Section 3.2(p) are the sole and exclusive representations and warranties of the applicable Liberty Parties relating to any environmental, health or safety matters, including any arising under Environmental Laws as defined in this Agreement. Except in each case as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(i) the Liberty Parties and each of their Subsidiaries and their respective assets (including owned and leased real properties) and the operation of their business are, and during the last three years have been, in compliance with all Environmental Laws and all Environmental Permits;

(ii) the Liberty Parties and each of their Subsidiaries have obtained all Environmental Permits required for the operation of their respective assets (including owned and leased real properties) and the operation of their business as currently conducted as of the date of this Agreement, and all such Environmental Permits are in full force and effect;

(iii) none of the Liberty Parties nor any of their Subsidiaries is the subject of any outstanding Order from, or any pending or, to the Knowledge of Liberty, threatened investigation that would reasonably be expected to result in the imposition of Environmental Liability to any of the Liberty Parties by any Governmental Authority related to any of their respective assets (including owned and leased real properties) or arising out of the operation of their business regarding (A) compliance with Environmental Laws, (B) any Remedial Action or (C) any presence, Release or threatened Release of, or exposure to, a Hazardous Substance;

(iv) with respect to their respective assets (including owned and leased real properties) or any operation of their business, none of the Liberty Parties nor any of their Subsidiaries has received any written communication, including any Legal Proceeding, Action or other written claim or complaint by any Person, alleging any violation of, or Liability (including any obligation for Remedial Action) under, any Environmental Law or any Environmental Permit that has not been fully resolved;

(v) there has been no Release or, to the Knowledge of Liberty, threatened Release of Hazardous Substances by any Liberty Party or any of their Subsidiaries at, on, under or from (A) the real property owned or leased by any Liberty Party or their Subsidiaries or (B) to the Knowledge of Liberty, any real property offsite the real property described in (A) where such Hazardous Substances were transported or disposed or arranged to be transported or disposed by any Liberty Party or any of their Subsidiaries as part of the operation of their business that, in each case of (A) and (B), is in violation of, or that would reasonably be expected to result in a Liability (including any obligation for Remedial Action) to the Liberty Parties or any of their Subsidiaries under, any Environmental Law; and

(vi) to the Knowledge of Liberty, there is not located at any real property owned or leased by any Liberty Party or any of their Subsidiaries with respect to the business any (A) asbestos-containing material or (B) equipment containing polychlorinated biphenyls, in each case of (A) and (B) that is in violation of, or would reasonably be expected to result in a Liability to the Liberty Parties or any of their Subsidiaries pursuant to any Environmental Laws.

(q) No Brokers. Except for Tudor Pickering Holt & Co Advisors LP, no agent, broker, investment banker, Person or firm is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee payable by Liberty Parent, the Liberty Parties or any of their Subsidiaries directly or indirectly in connection with the other transactions contemplated by this Agreement.

(r) Private Placement. Assuming the accuracy of the respective representations and warranties of Schlumberger US and Schlumberger Canada set forth in Section 3.1, no registration under the Securities Act is required for the offer and sale of the Share Consideration by the applicable Liberty Parties as contemplated hereby. The issuance and sale of the Share Consideration pursuant to the terms and conditions of this Agreement (including, for the avoidance of doubt, following Liberty Parent Stockholder Approval) will not contravene the rules and regulations of the NYSE.

(s) Intellectual Property.

(i) Liberty Parent and its Subsidiaries own or have the right to use all Intellectual Property used in or necessary for the operation of their businesses as currently conducted as of the date of this Agreement, free and clear of all Liens except for Permitted Liens, except where the failure to own or have the right to use such properties has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ii) The operation by Liberty Parent and its Subsidiaries of their businesses as currently conducted, does not infringe, misappropriate or otherwise violate any Intellectual Property of any other Person, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the Knowledge of Liberty, no facts or circumstances exist that would affect the validity or enforceability of the Intellectual Property owned by Liberty Parent and its Subsidiaries. There are no claims, suits, or other actions pending or, to the Knowledge of Liberty, threatened, that seek to limit or challenge the validity, enforceability, ownership, or right to use, sell or license the Intellectual Property owned by Liberty Parent and its Subsidiaries.

(iii) Liberty Parent and its Subsidiaries have taken reasonable measures consistent with prudent industry practices to protect the confidentiality of trade secrets used in their businesses as currently conducted, except where failure to do so has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(iv) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (A) each of Liberty Parent and its Subsidiaries have taken reasonable measures consistent with prudent industry practices to protect the operation and security of their Technology and physical information technology systems (and the data therein), and (B) there have been no breaches or material outages of the same.

(t) Opinion of Financial Advisor. The Liberty Parent Board has received an opinion of Tudor Pickering Holt & Co Advisors LP, as financial advisor to Liberty Parent, to the effect that, as of the date of such opinion, and based on and subject to the various qualifications, assumptions and limitations set forth therein, the Canadian Buyer Note to be issued and the Schlumberger US Consideration to be paid by Liberty Parent or its Subsidiaries pursuant to this Agreement is fair, from a financial point of view, to Liberty Parent. Liberty Parent will make available to Schlumberger US and Schlumberger Canada an informational copy of such opinion as soon as practicable following the execution of this Agreement (it being agreed that such opinion is for the benefit of the Liberty Parent Board and may not be relied upon by the Schlumberger Parties or any other person).

(u) Investment Company Act. None of Liberty Parent, US Buyer or Canadian Buyer is, nor will Liberty Parent, US Buyer or Canadian Buyer become after giving effect to the Equity Sale and the Liberty Parent Share Issuance, an “investment company” required to be registered under the Investment Company Act of 1940, as amended.

(v) Bankruptcy. There are no bankruptcy, reorganization, or receivership proceedings pending against, being contemplated by, or, to the Knowledge of Liberty, threatened in writing against, any of the Liberty Parties.

(w) No Additional Representations. Each of the Schlumberger Parties acknowledges and agrees that, except for the representations and warranties made in this Section 3.2 (as modified by the Liberty Disclosure Letter), no Liberty Party or any other Person makes or has made any express or implied representation or warranty with respect to Liberty Parent or its Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the transactions contemplated hereby, and the Liberty Parties hereby disclaim any such other representations or warranties. In particular, without limiting the foregoing disclaimer, each of the Schlumberger Parties acknowledges and agrees that no Liberty Party or any other Person makes or has made any representation or warranty to Liberty Parent, the Liberty Parties, or any of their respective Affiliates or Representatives with respect to any financial projection, forecast, estimate, budget or prospect information relating to any Liberty Party or any of its Subsidiaries or their respective businesses (including in certain “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Equity Sale or the other transactions contemplated by this Agreement). Notwithstanding the foregoing, nothing in this Section 3.2(w) shall limit Schlumberger US’s and Schlumberger Canada’s remedies with respect to claims of fraud arising from or relating to the express representations and warranties made by Liberty Parent in this Section 3.2.

ARTICLE IV

COVENANTS

Section 4.1 Access to Information.

(a) Pre-Closing Investigatory Process.

(i) Prior to the Closing, each of the Liberty Parties and their Affiliates shall be entitled, through their directors, officers, employees, consultants, agents, accountants, attorneys and other representatives (including their legal and financial advisors) (together, such Party’s “Representatives”), to make such investigation of the properties, assets, Contracts, Documents, businesses and operations of Schlumberger US, Schlumberger Canada or the Target Companies to the extent related to the Business, required by Schedule 2.3 of the Liberty Disclosure Letter, and such examination of the books and records of such Persons to the extent related to the Business, and to receive such information, including financial information, as it reasonably requests and to make extracts and copies of such books and records, including access to customary supporting information, data and Documents utilized in or necessary for the preparation of the Liberty Reports, Proxy Statement or any other statement, filing, notice or application made by or on behalf of Liberty Parties, Schlumberger Parties or any of their respective Subsidiaries to any third party or any Governmental Authority in connection with the transactions contemplated hereby. Liberty Parent shall indemnify, defend, release and hold Schlumberger US and Schlumberger Canada, together with their respective Affiliates, Subsidiaries and Representatives, from and against any and all Losses arising from Liberty Parent’s, and Liberty Parent’s Affiliates, Subsidiaries and Representatives, due diligence investigation and environmental assessment of any portion of the Transferred Assets or the Business, between the date of this Agreement and the Closing, to the extent such Losses (A) do not result from or relate to the gross negligence or willful misconduct of any of Schlumberger US and Schlumberger Canada, any of their Affiliates, Subsidiaries and any of their Representatives or third party service providers and (B) arise from (1) any physical injury to Liberty Parent or its Representatives or Schlumberger Parent or its Representatives while conducting any such due diligence investigation or environmental assessment or (2) damage to the real or personal property of Schlumberger US or Schlumberger Canada caused by a Representative of Liberty Parent or its Affiliates during such due diligence investigation or environmental assessment, including Losses and Environmental Liabilities caused by such due diligence, except to the extent such real or personal property comprises the Transferred Assets and the Closing occurs; provided, however, that, with respect to any Loss solely consisting of damage to the real or personal property of Schlumberger US or Schlumberger Canada that constitutes Transferred Assets, Liberty Parent shall be required to pay or indemnify such amounts solely to the extent this Agreement is terminated prior to Closing pursuant to Section 7.1. For the avoidance of doubt, in no event shall the rights of the Liberty Parties, their respective Affiliates or their respective Representatives set forth in this Section 4.1 extend to any portion of the Retained Assets.

(ii) Any such investigation and examination by the Liberty Parties under this Section 4.1(a) shall be conducted during the Schlumberger Parties’ regular business hours upon reasonable advance notice and otherwise under reasonable circumstances, subject to restrictions under Applicable Law or confidentiality restrictions contained in any Contracts or Documents, and shall not include any testing, sampling, monitoring or surface, subsurface or invasive investigation, assessment or analysis of soil, groundwater, building materials or other environmental media, including of the sort generally referred to as a Phase II environmental investigation, but shall expressly include the right to perform at the Liberty Parties sole cost: (A) Phase I Environmental Site Assessments in accordance with ASTM E1527-13 Standard Practice for Phase I Environmental Site Assessments at the Permian Sand Mining Business; and (B) physical inspection of equipment at or upon the Transferred Assets in connection with the procedures set forth in Section 2.3 of the Liberty Disclosure Letter promptly after the date of this Agreement. The Schlumberger Parties shall cause the Representatives of the Business to promptly cooperate with the Liberty Parties and their Representatives in connection with such investigation and examination, and the Liberty Parties and their Representatives shall promptly cooperate with the respective Representatives of the Business and shall use their reasonable efforts to minimize any disruption to the business. For the avoidance of doubt, in no event shall the rights of the Liberty Parties, their respective Affiliates or their respective Representatives set forth in this Section 4.1 extend to any portion of the Retained Assets.

(b) Following the Closing, for a period not to exceed five years from the Closing Date, the Liberty Parties will give the Schlumberger Parties reasonable access during the Liberty Parties’ regular business hours upon reasonable advance notice and subject to restrictions under Applicable Law to books and records transferred to the Liberty Parties to the extent necessary for the preparation of financial statements or regulatory filings of the Schlumberger Parties or their Affiliates in respect of periods ending on or prior to the Closing, in connection with any Legal Proceedings or is otherwise required by Applicable Law. In connection with such permitted access, the Schlumberger Parties shall be entitled, at their sole cost and expense, to make copies of the books and records to which they are entitled to access pursuant to this Section 4.1(b).

(c) Following the Closing, for a period not to exceed five years from the Closing Date, the Schlumberger Parties will give, or cause to be given, the Liberty Parties and their Affiliates reasonable access during the Schlumberger Parties’ regular business hours upon reasonable advance notice and subject to restrictions under Applicable Law to their respective books and records to the extent such books and records relate to the Business and such access is necessary in connection with any Legal Proceedings or is otherwise required by Applicable Law. In connection with such permitted access, Liberty Parent, the Liberty Parties and their Affiliates shall be entitled, at their sole cost and expense, to make copies of the books and records to which they are entitled to access pursuant to this Section 4.1(c).

(d) Except as expressly set forth in Section 4.1(a), no investigation pursuant to this Section 4.1 or otherwise shall affect or be deemed to modify any representation, warranty, covenant or agreement made by the Schlumberger Parties or the Liberty Parties or to modify any condition set forth in this Agreement.

Section 4.2 Conduct of the Business - Schlumberger.

(a) Prior to the Closing, except (i) as permitted by Section 4.2 of the Schlumberger Disclosure Letter, (ii) as required by Applicable Law, (iii) as otherwise expressly required or expressly permitted by this Agreement, the Primary Restructuring Agreements or any other Transaction Document or (iv) with the prior written consent of Liberty Parent (such consent not to be unreasonably withheld, conditioned or delayed); Schlumberger US and Schlumberger Canada shall, and shall cause its Subsidiaries to use commercially reasonable efforts to conduct the Business only in the Ordinary Course of Business; provided, that this Section 4.2(a) shall not prohibit Schlumberger US or Schlumberger Canada from taking actions outside of the Ordinary Course of Business in response to changes or developments that would reasonably be expected to cause a reasonably prudent company similar to Schlumberger US or Schlumberger Canada to take actions outside of the Ordinary Course of Business.

(b) Without limiting the generality of Section 4.2(a), prior to Closing, except (i) as expressly permitted by Section 4.2 of the Schlumberger Disclosure Letter, (ii) as otherwise expressly required or expressly permitted by this Agreement, the Primary Restructuring Agreements or any other Transaction Document, (iii) with the prior written consent of Liberty Parent or (iv) as required by Applicable Law, each of Schlumberger US and Schlumberger Canada shall not, and shall cause its respective Subsidiaries not to:

(i) change any method of accounting or accounting practice, in each case, which materially affects or relates to the Business, as applicable, except for any such changes required by Applicable Law or under applicable accounting standards;

(ii) merge, consolidate, combine or amalgamate a Target Company with any Person or cause any Target Company to purchase any Equity Interests in any other Person;

(iii) authorize, recommend, propose, enter into, adopt a plan or announce an intention to adopt a plan of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of a Target Company;

(iv) amend or propose any change to the Corporate Documents of Schlumberger US, Schlumberger Canada or a Target Company (other than ministerial changes);

(v) except for divestitures and sales of parts and inventory and the disposition of worn-out equipment, in each case, in the Ordinary Course of Business, license, Convey, lease, let lapse, abandon or otherwise dispose of any assets that would otherwise constitute Transferred Assets with a value or purchase price in the aggregate in excess of $5,000,000; provided that no sale of Owned Sites or lease or sublease of Leased Sites shall be permitted;

(vi) take any action or fail to take any action, which would result in the material degradation or diminution of value at Closing of any Pumps or Pump Ancillary Equipment that constitute a Transferred Asset;

(vii) (A) terminate or modify, in any material respect, a Schlumberger Material Contract that is, or would be if entered into after the date hereof, a Schlumberger Material Contract and a Transferred Business Contract, or (B) enter into any Contract that would require capital expenditures of greater than $10,000,000 or result in any “take or pay” Liability and, in each case, would be a Transferred Business Contract;

(viii) solely with respect to the Target Companies, employ or offer employment to, or engage or offer engagement as an individual independent contractor to, any individual;

(ix) solely with respect to the Target Companies, adopt, sponsor, maintain or contribute to (or be required to contributed to) any Benefit Plan;

(x) except pursuant to the terms of any Schlumberger Benefit Plans as in effect on the date hereof, or for changes that are in the Ordinary Course of Business, materially increase, accelerate or provide additional rights to compensation or material benefits with respect to any Potential Liberty Employee or individual independent contractor who provides services primarily in connection with the US Business or Canadian Business;

(xi) (A) enter into any collective bargaining agreement or other Contract or understanding with any labor union, works council, trade union, or similar organization or representative with respect to any Potential Liberty Employee or any Target Company; (B) transfer the employment of any Potential Liberty Employee out of the Business; or (C) terminate the employment or engagement of any Potential Liberty Employee or individual independent contractor who provides services primarily in connection with the US Business or Canadian Business, other than for cause;

(xii) waive, release, assign, settle or compromise or offer or propose to waive, release, assign, settle or compromise, any Legal Proceeding (excluding any audit, claim or other Legal Proceeding in respect of Taxes) related to the Business (other than to the extent related to the Retained Assets) other than the settlement of such Legal Proceedings involving only the payment of money (not covered by insurance) by a Schlumberger US, Schlumberger Canada or any Target Company of any amount not exceeding $5,000,000 in the aggregate; provided, that Schlumberger US and Schlumberger Canada shall be permitted to settle any Transaction Litigation in accordance with Section 4.16;

(xiii) (A) make, change or rescind any material Tax election, (B) change any Tax accounting method or adopt any new Tax accounting method, (C) agree to a waiver or an extension of a statute of limitations with respect to any Tax assessment, Tax claim or Tax determination, (D) compromise or settle any Tax dispute or (E) take any action that would have the effect of materially increasing the Tax liability of the Target Companies for any Tax period (or portion thereof) after the Closing Date, in the case of any action contemplated in clauses (A) through (D) (other than any action contemplated in such clauses that would result in a breach of this Agreement without regard to this Section 4.2(b)(xiii)), which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Target Companies, the US Business or the Canadian Business; or

(xiv) agree, authorize or consent to do any of the foregoing.

Section 4.3 Conduct of Business—Liberty.

(a) Prior to the Closing, Liberty Parent shall provide Schlumberger US at least five (5) Business Days’ notice prior to taking any action, or causing any action to be taken, with respect to the conduct of the respective businesses of Liberty Parent and its Subsidiaries outside of the Ordinary Course Business. Liberty Parent shall provide Schlumberger US the reasonable opportunity to consult with Liberty Parent prior to taking, or causing any of its Subsidiaries to take, any such action; provided that for the avoidance of doubt, in no event shall Liberty Parent be required to obtain Schlumberger US’s consent to take any such action.

(b) Prior to the Closing, except (i) as expressly permitted by Section 4.3 of the Liberty Disclosure Letter, (ii) as otherwise expressly required or expressly permitted by this Agreement or any other Transaction Document, (iii) with the prior written consent of Schlumberger US (such consent not to be unreasonably withheld, conditioned or delayed), (iv) as needed to adopt, approve or implement any “poison pill” or similar rights plan or related agreement or (v) as required by Applicable Law, each Liberty Party shall not, and shall cause each of their Subsidiaries not to:

(i) except (x) as permitted or required pursuant to the terms of the Liberty Parent LTIP, or any individual award agreements thereunder, or (y) for the redemption of Liberty Units (and corresponding shares of Liberty Parent Class B Common Stock) in accordance with the Corporate Documents of Liberty Parent, (A) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding Equity Interests of any Liberty Party, except for dividends and distributions by a direct or indirect wholly-owned Subsidiary to another direct or indirect wholly-owned Subsidiary of such Liberty Party or any regular quarterly dividend made by Liberty Parent in amounts not in excess of $0.05 per share of Liberty Parent Common Stock per quarter; (B) split, combine or reclassify any Equity Interests of, or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for any Equity Interests of any Liberty Party; or (C) purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any Equity Interests of any Liberty Party or its Subsidiaries;

(ii) authorize, recommend, propose, enter into, adopt a plan or announce an intention to adopt a plan of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Liberty Parent or any of its Subsidiaries (including US Buyer and Canadian Buyer) other than such transactions among wholly-owned Subsidiaries of such Liberty Party;

(iii) amend or propose any change to the Corporate Documents of a Liberty Party (other than (i) in connection with the adoption of a “poison pill” in accordance with Section 4.3(b), (ii) ministerial changes or (iii) the proposal and adoption of a Certificate of Designations with respect to the creation and authorization of one or more classes or series of preferred stock of Liberty Parent);

(iv) offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any Equity Interests of a Subsidiary of Liberty Parent (other than issuances of Liberty Units) or any securities convertible into, or any rights, warrants or options to acquire, any such Equity Interests, other than (A) issuances by a direct or indirect wholly-owned Subsidiary of US Buyer of its Equity Interests to US Buyer or any other wholly-owned Subsidiary of US Buyer and (B) issuances in the Ordinary Course of Business under the Liberty Parent LTIP or the award agreements thereunder; or

(v) (A) make or rescind any Tax election or change any Tax accounting method, (B) agree to a waiver or an extension of a statute of limitations with respect to the assessment or determination of Taxes or (C) compromise or settle any Tax dispute, in each case, which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Schlumberger Parties; or

(vi) agree, authorize or consent to do any of the foregoing.

Section 4.4 Third Party Consents; Government Actions and Authorizations.

(a) Cooperation. Subject to the terms and conditions set forth in this Agreement, including Section 4.4(b), the Liberty Parties and the Schlumberger Parties shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective commercially reasonable efforts to file all necessary documents and information for (i) a notification under the HSR Act, (ii) a request for an advance ruling certificate under subsection 102(1) of the Competition Act and a request that the Commissioner waive, under subsection 113(c) of the Competition Act, the obligation of the parties to the Canadian Equity Sale to provide the notices required under subsection 114(1) of the Competition Act and (iii) Liberty to obtain the Liberty Party Lender Consent, and to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under this Agreement and Applicable Law to consummate and make effective the Equity Sale and the other transactions contemplated hereby as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all Consents, registrations, approvals and Permits necessary or advisable to be obtained from any third party or any Governmental Authority in order to consummate the Equity Sale and the other transactions contemplated hereby; provided, that the Parties will not be required to take such actions or cause to be taken such actions that would result in any condition or requirement that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Subject to Applicable Law relating to the exchange of information, the Liberty Parties and the Schlumberger Parties shall consult with one another and jointly direct all matters with any Governmental Authority consistent with its obligations hereunder; provided that the Parties shall have the right to review in advance and, to the extent practicable, each will consult with the other on and consider in good faith the views of the other in connection with, all of the information relating to the Liberty Parties or the Schlumberger Parties, as the case may be, and any of their respective Subsidiaries, that appears in any filing made with, written materials submitted to, or oral conversations had with, any third party or any Governmental Authority in connection with the Equity Sale and the other transactions contemplated hereby. In exercising the foregoing rights, each of the Liberty Parties and the Schlumberger Parties shall act reasonably and as promptly as practicable.

(b) Notwithstanding the foregoing, the Liberty Parties and the Schlumberger Parties shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts and to, on a prompt basis, take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under this Agreement and Applicable Law to obtain the approvals requested by the Governmental Authority, either in the Pre-Closing Restructuring, or the Equity Sale; provided, nothing in this Agreement shall require any of the Liberty Parties or the Schlumberger Parties to agree or propose to (i) sell, hold separate, license or otherwise dispose of any assets or conduct their business in a specified manner, (ii) permit or agree to the sale, holding separate, licensing or other disposition of, any assets of the Liberty Parties or the Schlumberger Parties or (iii) limit the exercise of voting power under equity securities of any Person, whether as a condition to obtaining any approval from, or to avoid potential litigation or administrative action by, a Governmental Authority or any other Person or for any other reason; provided, further, that neither the Liberty Parties nor the Schlumberger Parties shall be obligated, in connection with this Section 4.3(a), to expend money other than reasonable out-of-pocket expenses, attorneys’ fees and recording, filing or similar fees, unless mutually agreed by the Parties.

(c) Information. The Liberty Parties and the Schlumberger Parties each shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may reasonably be necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of the Liberty Parties, the Schlumberger Parties or any of their respective Subsidiaries to any third party or any Governmental Authority in connection with the Equity Sale and the other transactions contemplated hereby. Each of the Parties may, as it deems advisable and necessary, designate any competitively sensitive material provided to the other Party as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and, if necessary, to consultants acting under the direction of such counsel, and shall not be disclosed by such outside legal counsel to employees, officers, or directors of the recipient, unless express written permission is obtained in advance from the source of the materials.

(d) Status. Subject to Applicable Law and as required by any Governmental Authority, the Liberty Parties and the Schlumberger Parties each shall keep the other promptly apprised of the status of matters relating to completion of the Equity Sale and the other transactions contemplated hereby, including promptly furnishing the other with copies of notices or other communications received by the Schlumberger Parties or the Liberty Parties, as the case may be, or any of their Subsidiaries, from any third party or any Governmental Authority with respect to the Equity Sale and the other transactions contemplated hereby. Each of Schlumberger US, Schlumberger Canada and Liberty Parent shall give prompt notice to the other upon learning of any change, fact or condition that would reasonably be expected to result in a Material Adverse Effect or of any failure of any condition to any of the Parties’ obligations to effect the Equity Sale and the other transactions contemplated hereby. Neither the Liberty Parties nor the Schlumberger Parties shall permit any of their Representatives to participate in any substantive meeting with any Governmental Authority in respect of any filing, investigation or other inquiry relating to the Equity Sale and the other transactions contemplated hereby unless it consults with the Schlumberger Parties or the Liberty Parties, as the case may be, in advance and, to the extent permitted by such Governmental Authority, gives the other Party a reasonable opportunity to attend and participate thereat. In the case where a Governmental Authority contacts one Party directly, that Party shall give the other Party a reasonable opportunity to attend and participate before beginning any substantive discussions. To the extent the second Party does not participate in such discussions with a Governmental Authority, the first Party will give prompt notice of the discussions to the second Party. For the avoidance of doubt, any discussion, meeting, or communication with a Governmental Authority regarding timing, delays or scheduling of the Equity Sale or the consummation of other the transactions contemplated hereby, or timing agreements, the timing of filings, or similar matters are “substantive” under this Section 4.3(a).

Section 4.5 Liberty Parent Stockholder Approval. Liberty Parent shall take all action necessary in accordance with Applicable Laws and the organizational documents of Liberty Parent to duly give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the Liberty Parent Stockholder

Approval, to be held as promptly as reasonably practicable following completion of the review of the Proxy Statement by the SEC (and in any event shall use reasonable best efforts to convene such meeting within 45 days thereof). Except as permitted by Section 4.7, the Liberty Parent Board shall recommend that the stockholders of Liberty Parent approve the Liberty Parent Share Issuance and the Liberty Parent Board shall solicit from stockholders of Liberty Parent proxies in favor of such issuance, and the Proxy Statement shall include the Liberty Board Recommendation. Without limiting the generality of the foregoing but subject to Section 4.7 and Section 7.1, Liberty Parent’s obligations pursuant this Section 4.5 shall not be affected by (i) the commencement, public proposal, public disclosure or communication to Liberty Parent of any Competing Proposal or (ii) any Change of Recommendation. Notwithstanding anything to the contrary contained in this Agreement, Liberty Parent (A) shall be required to adjourn or postpone the Liberty Parent Stockholders Meeting (1) to the extent necessary to ensure that any legally required supplement or amendment to the Proxy Statement is provided to the Liberty Parent’s stockholders or (2) if, as of the time for which the Liberty Parent Stockholders Meeting is scheduled, there are insufficient shares of Liberty Parent Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at such Liberty Parent Stockholders Meeting, and (B) may adjourn or postpone the Liberty Parent Stockholders Meeting if, as of the time for which the Liberty Parent Stockholders Meeting is scheduled, there are insufficient shares of Liberty Parent Common Stock represented (either in person or by proxy) to obtain the Liberty Parent Stockholder Approval; provided, however, that unless otherwise agreed to by the Parties, the Liberty Parent Stockholders Meeting shall not be adjourned or postponed to a date that is more than 15 Business Days after the date for which the meeting was previously scheduled (it being understood that such Liberty Parent Stockholders Meeting shall be adjourned or postponed every time the circumstances described in the foregoing clauses (A)(1) and (A)(2) exist, and such Liberty Parent Stockholders Meeting may be adjourned or postponed every time the circumstances described in the foregoing clause (B) exist); and provided, further, that the Liberty Parent Stockholders Meeting shall not be adjourned or postponed to a date on or after three Business Days prior to the Termination Date. Liberty Parent shall promptly provide the Schlumberger Parties with all proxy tabulation reports relating to the Liberty Parent Stockholders Meeting that have been prepared by Liberty Parent or Liberty Parent’s transfer agent, proxy solicitor or other Representative, and shall otherwise keep the Schlumberger Parties reasonably informed regarding the status of the solicitation and any material oral or written communications from or to Liberty Parent’s stockholders with respect thereto. Unless there has been a Change of Recommendation in accordance with Section 4.7, the Parties agree to cooperate and use their reasonable best efforts to defend against any efforts by any of the Liberty Parent’s stockholders or any other Person to prevent the Liberty Parent Stockholder Approval from being obtained. Once Liberty Parent has established a record date for the Liberty Parent Stockholders Meeting, Liberty Parent shall not change such record date or establish a different record date for the Liberty Parent Stockholders Meeting without the prior written consent of Schlumberger US (which consent shall not be unreasonably withheld, conditioned or delayed), unless required to do so by Applicable Law or pursuant to any corporate action required by Liberty Parent’s amended and restated bylaws or in connection with a postponement or adjournment permitted hereunder.

Section 4.6 Proxy Statement.

(a) Liberty Parent shall as promptly as reasonably practicable after the date of this Agreement, and in any event the preliminary version thereof within 20 Business Days from the date of this Agreement, prepare and file with the SEC, to the extent such filings are required by Applicable Law in connection with the transactions contemplated hereby, a Proxy Statement of Liberty Parent relating to the meeting of the stockholders of Liberty Parent to be held for the purposes of obtaining the Liberty Parent Stockholder Approval (including any postponement, adjournment or recess thereof, the “Liberty Parent Stockholders Meeting”) therein, and any amendments or supplements thereto necessary to complete the review of the Proxy Statement by the SEC (the “Proxy Statement”). Liberty Parent shall disseminate the Proxy Statement to the stockholders of Liberty Parent following completion of the review of the Proxy Statement by the SEC. The Parties shall cooperate in preparing and filing with the SEC the Proxy Statement (or such other filings as may be necessary under Applicable Law). Schlumberger US and Schlumberger Canada, as applicable, shall furnish all information concerning Schlumberger US, Schlumberger Canada, the Schlumberger US Targets, Schlumberger Canada Target or the

Business, as may be reasonably requested by Liberty Parent or required by Applicable Law in connection with the preparation and filing of the Proxy Statement and any necessary amendments or supplements thereto (or such other filings as may be necessary under Applicable Law). Liberty Parent shall, as promptly as practicable after the receipt thereof, provide the Schlumberger Parties with copies of any written comments and advise the Schlumberger Parties of any oral comments with respect to the Proxy Statement received by Liberty Parent from the SEC, including any request from the SEC for amendments or supplements thereto (or such other filings as may be necessary under Applicable Laws), and shall promptly provide the Schlumberger Parties with copies of all other material or substantive correspondence between it and its Representatives, on the one hand, and the SEC, on the other hand. Notwithstanding the foregoing, prior to filing the Proxy Statement or responding to any comments of the SEC with respect thereto, Liberty Parent shall promptly provide the Schlumberger Parties and their counsel a reasonable opportunity to review such document or response (including the proposed final version of such document or response) and consider in good faith the comments of Schlumberger US in connection with any such document or response. None of the Schlumberger Parties, Liberty Parent or their respective Representatives shall agree to participate in any material or substantive meeting or conference (including by telephone) with the SEC, or any member of the staff thereof, in respect of the Proxy Statement unless it consults with the other Party in advance and, to the extent permitted by the SEC, allows the other Party to participate.

(b) Schlumberger US, Schlumberger Canada and Liberty Parent each agrees, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it or its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to stockholders of Liberty Parent and at the time of the Liberty Parent Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Liberty Parent shall cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder; provided, however, that no representation is made by Liberty Parent with respect to statements made therein based on information supplied by Schlumberger US, Schlumberger Canada or its Subsidiaries specifically for inclusion or incorporation by reference therein.

(c) If, at any time prior to the Liberty Parent’s Stockholders Meeting, any information relating to Schlumberger US, Schlumberger Canada, the Schlumberger US Targets, Schlumberger Canada Target or Liberty Parent, or any of their respective Affiliates, officers or directors, should be discovered by any of the Schlumberger Parties, on the one hand, or any of the Liberty Parties, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Party and Liberty Parent shall promptly prepare and file with the SEC an appropriate amendment or supplement describing such information.

Section 4.7 No Solicitation.

(a) From and after the date of this Agreement, Liberty Parent and its officers and directors shall, and Liberty Parent shall cause its Subsidiaries and their respective officers and directors to, and Liberty Parent shall use its reasonable best efforts to cause the other Representatives of Liberty Parent and its Subsidiaries to immediately cease, and cause to be terminated, any discussions or negotiations with any Person conducted heretofore by or on behalf of Liberty Parent or any of its Subsidiaries or Representatives with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a Competing Proposal. Within two Business Days of the date of this Agreement, Liberty Parent shall deliver a written notice to each Person that has received non-public information regarding Liberty Parent or its Subsidiaries within the six months prior to the date of this Agreement pursuant to a confidentiality agreement with Liberty Parent for purposes of evaluating any transaction that would reasonably be expected to be a Competing Proposal and to whom no similar notice has been delivered prior to the date of this Agreement requesting the prompt return or destruction of all confidential information concerning Liberty Parent and any of its Subsidiaries furnished thereunder to such Person. Liberty Parent shall immediately terminate any physical and electronic data access related to any such potential Competing Proposal previously granted to such Persons.

(b) From and after the date of this Agreement, Liberty Parent and its officers and directors shall not, and Liberty Parent shall cause its Subsidiaries and their respective officers and directors not to, and Liberty Parent shall use its reasonable best efforts to cause the other Representatives of Liberty Parent and its Subsidiaries not to, directly or indirectly:

(i) initiate, solicit, propose, knowingly encourage, or knowingly facilitate any inquiry or the making of any proposal or offer that constitutes, or would reasonably be expected to result in, a Competing Proposal;

(ii) engage in, continue or otherwise participate in any discussions with any Person with respect to or negotiations with any Person with respect to, relating to, or in furtherance of a Competing Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to a Competing Proposal;

(iii) furnish any non-public information regarding Liberty Parent or its Subsidiaries, or access to the properties, assets or employees of Liberty Parent or its Subsidiaries, to any Person in connection with or in response to any Competing Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to a Competing Proposal;

(iv) enter into any letter of intent or agreement in principle, or other agreement providing for a Competing Proposal (other than a confidentiality agreement entered into in compliance with Section 4.7(e)(ii)); or

(v) submit any Competing Proposal to the approval of the stockholders of Liberty Parent;

provided, that notwithstanding anything to the contrary in this Agreement, Liberty Parent or any of its Representatives may, (A) in response to an unsolicited inquiry or proposal, seek to clarify the terms and conditions of such inquiry or proposal to determine whether such inquiry or proposal constitutes a Superior Proposal and (B) in response to an inquiry or proposal from a third party, inform a third party or its Representative of the restrictions imposed by the provisions of this Section 4.7 (without conveying, requesting or attempting to gather any other information except as otherwise specifically permitted hereunder).

(c) From and after the date of this Agreement, Liberty Parent shall promptly (and in any event within the shorter of one Business Day and 48 hours thereof) advise the Schlumberger Parties of the receipt by Liberty Parent of any Competing Proposal made on or after the date of this Agreement or any request for non-public information or data relating to Liberty Parent or any of its Subsidiaries made by any Person in connection with a Competing Proposal or any request for discussions or negotiations with Liberty Parent or a Representative of Liberty Parent relating to a Competing Proposal, and, in respect of each such Competing Proposal, Liberty Parent shall provide to the Schlumberger Parties (within the shorter of one Business Day and 48 hours) (i) a copy of any such Competing Proposal made in writing provided to Liberty Parent or any of its Subsidiaries or (to the Knowledge of Liberty) their respective Representatives as well as copies of all written materials sent or provided to or from Liberty Parent or any of its Subsidiaries relating to such Competing Proposal and (ii) a written summary of any material oral communications addressing such matters. Liberty Parent shall keep the Schlumberger Parties reasonably informed of the status and material terms and conditions of any such Competing Proposal and reasonably informed on a prompt basis (and in any event within the shorter of one Business Day and 48 hours thereof) of any material modification or proposed modification thereto, and shall promptly (and in no event later than the shorter of one Business Day and 48 hours after transmittal or receipt), provide the Schlumberger Parties with copies of any material correspondence and written materials and, with respect to material oral communications, a written summary of such communications, between: (A) on the one hand, Liberty Parent or any of its Representatives; and (B) on the other hand, the Person that made or submitted such Competing Proposal or any Representative of such Person. From the date of this Agreement until the earlier of the Closing and termination of this Agreement in accordance with Article VII, in connection with any Competing Proposal, Liberty Parent shall (1) not release or permit the release of any Person from, or amend, waive or permit the amendment or waiver of any provision of, any “standstill,” nondisclosure or similar agreement or provision to which Liberty Parent or any of its Subsidiaries is or becomes a party or under which any of Liberty Parent or its Subsidiaries has any rights and (2) use its reasonable best efforts to enforce each such agreement or provision; provided, however, that notwithstanding clauses (1) and (2), Liberty Parent shall be permitted to release or permit the release of any Person from, or amend, waive or permit the amendment or waiver of any provision of any such agreement solely to the extent necessary to permit any Person to communicate privately with the Liberty Parent Board if the Liberty Parent Board determines in good faith, after consultation with its outside legal counsel, that the failure to do so would be inconsistent with the Liberty Parent Board’s fiduciary duties under Applicable Law.

(d) Except as permitted by Section 4.7(e), Liberty Parent and its officers and directors shall not, and Liberty Parent shall cause its Subsidiaries and their respective officers and directors not to, and Liberty Parent shall use its reasonable best efforts to cause the other Representatives of Liberty Parent and its Subsidiaries, not to, directly or indirectly:

(i) withhold, withdraw, qualify or modify, or publicly propose or announce any intention to withhold, withdraw, qualify or modify, in a manner adverse to the Schlumberger Parties, the Liberty Board Recommendation;

(ii) fail to include the Liberty Board Recommendation in the Proxy Statement;

(iii) approve, endorse or recommend, or publicly propose or announce any intention to approve, endorse or recommend, any Competing Proposal;

(iv) publicly declare advisable or publicly propose to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement (other than a confidentiality agreement entered into in compliance with Section 4.7(e)(ii)) relating to a Competing Proposal (an “Alternative Acquisition Agreement”);

(v) in the case of a Competing Proposal that is structured as a tender offer or exchange offer pursuant to Rule 14d-2 under the Exchange Act for outstanding shares of Liberty Parent Common Stock (other than by a Schlumberger Party or an Affiliate of a Schlumberger Party), fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against acceptance of such tender offer or exchange offer by its stockholders on or prior to the earlier of (A) three Business Days prior to the date of the Liberty Parent Stockholders Meeting (or promptly after commencement of such tender offer or exchange offer if commenced on or after the third Business Day prior to the date of the Liberty Parent Stockholders Meeting) or (B) 10 Business Days (as such term is used in Rule 14d-9 of the Exchange Act) after commencement of such tender offer or exchange offer; or

(vi) if a Competing Proposal shall have been publicly announced or disclosed (other than pursuant to the foregoing clause (v)), fail to publicly reaffirm the Liberty Board Recommendation on or prior to the earlier of (A) five Business Days after Liberty Parent so requests in writing or (B) three Business Days prior to the date of the Liberty Parent Stockholders Meeting (or promptly after commencement of such tender offer or exchange offer if commenced on or after the third Business Day prior to the date of the Liberty Parent Stockholders Meeting); or

(vii) cause or permit Liberty Parent to enter into an Alternative Acquisition Agreement (together with any of the actions set forth in the foregoing clauses (i), (ii), (iii), (iv), (v), and (vi), a “Change of Recommendation”).

(e) Notwithstanding anything in this Agreement to the contrary, Liberty Parent or the Liberty Parent Board, may:

(i) directly or indirectly through Liberty Parent’s Representatives, make such disclosures as the Liberty Parent Board or any committee thereof determines in good faith are necessary to comply with Rule 14e-2(a), Item 1012(a) of Regulation M-A and Rule 14d-9 promulgated under the Exchange Act or other disclosure required to be made in the Proxy Statement by applicable U.S. federal securities laws; provided, however, that none of Liberty Parent, the Liberty Parent Board or any committee thereof shall, except as expressly permitted by Section 4.7(e)(iii) or Section 4.7(e)(iv), effect a Change of Recommendation, including in any disclosure document or communication filed or publicly issued or made in conjunction with the compliance with such requirements (for the avoidance of doubt, it being agreed that the issuance by Liberty Parent, the Liberty Parent Board or any committee thereof of a “stop, look and listen” statement pending disclosure of its position, as contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act shall not constitute a Change of Recommendation);

(ii) prior to, but not after, the receipt of the Liberty Parent Stockholder Approval, engage in discussions and negotiations furnish non-public information to any Person who has made a written, bona fide Competing Proposal that has not been withdrawn and that did not result, directly or indirectly, from a breach of Section 4.7 if (A) prior to engaging in any such activities, the Liberty Parent Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Competing Proposal is, or would reasonably be expected to lead to, a Superior Proposal and that the failure to engage in such activities would be inconsistent with the Liberty Parent Board’s fiduciary duties under Applicable Law and (B) prior to furnishing any non-public information, Liberty Parent receives an executed confidentiality agreement from such Person that contains confidentiality and use terms that are, in the aggregate, no less favorable to Liberty Parent than those contained in the Confidentiality Agreement, that does not contain any provision requiring Liberty Parent or its Subsidiaries to pay or reimburse the counterparty’s expenses and that does not contain any provision that would prevent Liberty Parent from complying with its obligation to provide any disclosure to the Schlumberger Parties required pursuant to Section 4.7. Liberty Parent shall, and shall cause its Subsidiaries and its and their respective Representatives to, provide to the Schlumberger Parties any information or access with respect to Liberty Parent and its Subsidiaries not previously provided to the Schlumberger Parties that it is providing to another Person pursuant to this Section 4.7 before or immediately after such time as it provides such information or access to such other Person;

(iii) prior to, but not after, the receipt of the Liberty Parent Stockholder Approval, in response to a written, bona fide Competing Proposal that has not been withdrawn and that did not result, directly or indirectly, from a breach of this Section 4.7, the Liberty Parent Board may effect a Change of Recommendation, if prior to taking or, as applicable, failing to take, such action:

(A) the Liberty Parent Board determines in good faith after consultation with its financial advisors and outside legal counsel that such Competing Proposal is a Superior Proposal and that the failure to effect such a Change of Recommendation would be inconsistent with the Liberty Parent Board’s fiduciary duties under Applicable Law (taking into account any adjustment to the terms and conditions of the transactions proposed by the Schlumberger Parties in response to such Competing Proposal);

(B) Liberty Parent shall have given prior written notice to the Schlumberger Parties at least three Business Days prior to taking such action (1) that Liberty Parent has received such proposal, specifying the material terms and conditions of such proposal and (2) that Liberty Parent intends to take such action, and the basis for such Change of Recommendation, attaching the most current version of the proposed agreement under which such Superior Proposal is proposed to be consummated and any other material documents and correspondence in respect of such Superior Proposal (a “Notice”);

(C) during the three Business Days following such Notice (the “Notice Period”), Liberty Parent and its Representatives shall negotiate in good faith with Schlumberger US on behalf of the Schlumberger Parties (to the extent Schlumberger US desires to negotiate) regarding any revisions to the terms of the transactions proposed by the Schlumberger Parties in response to such Superior Proposal; and

(D) following the Notice Period, the Liberty Parent Board, after consultation with its financial advisors and outside legal counsel (and taking into account any legally binding (if accepted by Liberty Parent) adjustment or modification of the terms of this Agreement proposed in writing by Schlumberger US on behalf of the Schlumberger Parties), shall have determined in good faith that the Competing Proposal remains a Superior Proposal and that failure to effect such a Change of Recommendation would be inconsistent with the Liberty Parent Board’s fiduciary duties under Applicable Law; provided, however, that each time material modifications to the terms of a Competing Proposal that the Liberty Parent Board has determined to be a Superior Proposal are made, Liberty Parent shall be required to deliver a Notice to the Schlumberger Parties and to again comply with the requirements of this Section 4.7(e)(iii) with respect to such revised Competing Proposal (it being understood that the Notice Period in respect of such revised Competing Proposal shall be the longer of (1) the remaining time of the initial Notice Period and (2) two Business Days); and

(iv) Notwithstanding anything in this Agreement to the contrary, prior to, but not after, the receipt of the Liberty Parent Stockholder Approval, the Liberty Parent Board may, in response to an Intervening Event, effect a Change of Recommendation, if prior to taking such action:

(A) the Liberty Parent Board determines in good faith after consultation with its financial advisors and outside legal counsel that the failure to take such action would be inconsistent with the Liberty Parent Board’s fiduciary duties under Applicable Law;

(B) Liberty Parent shall have given prior written notice (an “IE Notice”) to the Schlumberger Parties at least three Business Days prior to taking such action that Liberty Parent has determined that an Intervening Event has occurred or arisen (which notice must reasonably describe such Intervening Event, including a detailed description of the events, facts and circumstances relating to such Intervening Event and any material documents and correspondence in respect of such Intervening Event and the reasons for such Change of Recommendation) and that Liberty Parent intends to effect such Change of Recommendation;

(C) during the three Business Days following such IE Notice (the “IE Notice Period”), Liberty Parent and its Representatives shall negotiate in good faith with Schlumberger US on behalf of the Schlumberger Parties (to the extent Schlumberger US desires to negotiate) regarding any revisions to the terms of the transactions contemplated hereby proposed by the Schlumberger Parties in response to such Intervening Event; and

(D) following the IE Notice Period, the Liberty Parent Board, after consultation with its financial advisors and outside legal counsel (and taking into account any legally binding (if accepted by Liberty Parent) adjustment or modification of the terms of this Agreement proposed in writing by Schlumberger US on behalf of the Schlumberger Parties), shall have determined in good faith that such proposed changes do not obviate the need for the Liberty Parent Board to effect such Change of Recommendation and that the failure to make such Change of Recommendation would be inconsistent with the Liberty Parent Board’s fiduciary duties under Applicable Law.

(f) Nothing in this Section 4.7 is intended to restrict Liberty Parent, in response to an unsolicited inquiry related to an actual or potential Competing Proposal, from informing any Person of the existence of the provisions of this Section 4.7.

(g) Liberty Parent shall inform all Representatives of Liberty Parent and its Subsidiaries and Affiliates of the restrictions described in this Section 4.7. The Parties agree that any breach of any of the terms of this Section 4.7 by any Subsidiary of Liberty Parent or by any officer, director or employee of Liberty Parent or its Subsidiaries shall be deemed to be a breach of this Section 4.7 by Liberty Parent and any breach of any of the terms of Section 4.7(b) by any Representatives of Liberty Parent shall be deemed to be a breach of this Section 4.7 by Liberty Parent for purposes of Section 4.7(e)(ii), Section 4.7(e)(iii) and the definition of “Superior Proposal.”

Section 4.8 Non-Competition.

(a) As a material inducement for US Buyer, Canadian Buyer and Liberty Parent to enter into this Agreement, and in order to protect the confidential and proprietary information and the goodwill that is Conveyed by Schlumberger US and Schlumberger Canada hereunder, Schlumberger US, and Schlumberger Canada each agree to enter into this Section 4.8. Any action by an Affiliate of Schlumberger US or Schlumberger Canada that, if performed by Schlumberger US or Schlumberger Canada would be prohibited by this Section 4.8, shall be deemed a breach of this Section 4.8 by Schlumberger US and Schlumberger Canada. From the Closing until the end of the Restricted Period, without the prior written consent of Liberty Parent, each of Schlumberger US and Schlumberger Canada shall not, and shall cause each of their respective Affiliates (including Schlumberger Parent) not to, directly or indirectly engage in any Competitive Activities within onshore United States and Canada (the “Restricted Area”), which Restricted Area (for the avoidance of doubt) includes the geographic territory set forth on Section 4.8(a) of the Liberty Disclosure Letter; provided, that nothing herein shall preclude Schlumberger US, Schlumberger Canada or their respective Affiliates from:

(i) acquiring 5% or less of the outstanding securities of any Person engaged in Competitive Activities listed on a national securities exchange; provided, that (A) such securities are held for investment purposes only and (B) such securities are a passive investment, which for the avoidance of doubt includes that such Schlumberger Party or any of its Affiliates does not have the right to designate any of the members of the board of directors (or similar governing body) of such Person or business and none of Schlumberger Parent, Schlumberger US, Schlumberger Canada or any of their respective Affiliates do not have any Representatives on such board (or similar governing body);

(ii) subcontracting to use a provider of hydraulic fracturing services other than Liberty Parent or its Subsidiaries, if so requested by a customer of Schlumberger US, Schlumberger Canada or any of their respective Affiliates, so long as (A) such services are part of Schlumberger US’s, Schlumberger Canada’s or any such Affiliate’s provision of Integrated Services to such customer and (B) either (1) such customer declines to accept Liberty Parent or one of its Subsidiaries as a subcontractor for such hydraulic fracturing services or (2) Liberty Parent’s proposal to Schlumberger US, Schlumberger Canada or their respective Affiliates for the provision of such services is not Financially Efficient, as reasonably determined by Schlumberger US, Schlumberger Canada or any such Affiliate in good faith; provided that, Schlumberger US shall provide to Liberty Parent at least two Business Days’ notice prior to making a final determination that any such proposal is not Financially Efficient;

(iii) exercising its rights or complying with its obligations under this Agreement or any other Transaction Documents; or

(iv) providing or engaging in activities, services, products or systems of a nature provided by Schlumberger US, Schlumberger Canada or any of their Affiliates that are solely related to the Retained Business or are otherwise entirely distinct from the Transferred Business (including any activities, services, products or systems related to the Retained Assets and the sale of any raw products, including sand, that may be used in the Transferred Business).

Notwithstanding the foregoing, the Parties understand and acknowledge that none of Schlumberger US, Schlumberger Canada nor any of their Affiliates shall be deemed to be in breach of this Section 4.8(a) (x) for immaterial and inadvertent violations of this Section 4.8(a) by any Schlumberger Party or its Affiliates or (y) if any Schlumberger Party or its Affiliates is providing services related to the Retained Business and the provision of such services inherently requires a Schlumberger Party or its Affiliates to perform services or engage in activities that could be deemed Competitive Activities, provided that such potentially competitive services or activities are not marketed or offered to customers, or otherwise undertaken by any Schlumberger Party or its Affiliates, as services or products discrete from the services provided in connection with the Retained Business.

(b) Notwithstanding anything contained in Section 4.8(a) to the contrary, in no event shall Schlumberger US, Schlumberger Canada or any of their Affiliates be obligated to contract (or offer to contract) with Liberty Parent or any of its Subsidiaries for the provision of hydraulic fracturing services as part of Schlumberger US’s, Schlumberger Canada’s or any such Affiliate’s provision of Integrated Services to a customer.

(c) Schlumberger US and Schlumberger Canada may elect to terminate the obligations set forth in Section 4.8(a) by delivering written notice of such election to Liberty Parent, if a Liberty Change of Control occurs on or after the third anniversary of the Closing (a “CoC Non-Compete Termination”). If Schlumberger US elects to exercise its right to cause a CoC Non-Compete Termination pursuant to this Section 4.8(c), the provisions of this Section 4.8 shall automatically terminate and be of no further force or effect as of such time as Schlumberger US delivers written notice to Liberty Parent evidencing such election.

(d) Schlumberger US and Schlumberger Canada acknowledge and agree that the geographic scope, scope of activity restrictions, and duration of the covenants contained in this Section 4.8 are the result of arm’s-length bargaining and are fair and reasonable in light of (i) the nature and wide geographic scope of the Schlumberger Parties’ operation of the Business, and the fact that the business and product lines acquired by US Buyer or Canadian Buyer, as applicable, and Liberty Parent hereunder are intended to be marketed and provided throughout the geographic area that is subject to the restrictions in this Section 4.8; (ii) Schlumberger US’s, Schlumberger Canada’s and their respective Affiliates’ level of control over and contact with the Transferred Assets and Business Conveyed hereunder, and association with such Transferred Assets’ and Business’ goodwill in all jurisdictions in which the Schlumberger Parties and their Affiliates conduct business; (iii) Schlumberger US’s, Schlumberger Canada’s and their respective Affiliates’ knowledge of the confidential and proprietary information associated with the Transferred Assets and Business Conveyed hereunder; and (iv) the consideration that Schlumberger US, Schlumberger Canada and their respective Affiliates are directly or indirectly receiving in connection with the transactions contemplated by this Agreement, and the goodwill and confidential and proprietary information that Schlumberger US, Schlumberger Canada and their respective Affiliates are directly or indirectly Conveying and for which US Buyer or Canadian Buyer, as applicable, and Liberty Parent are paying. The parties acknowledge that the restrictions set forth in this Section 4.8 are not against public policy and do not impose any greater restraint than is necessary to protect the legitimate business interests of US Buyer or Canadian Buyer, as applicable, and Liberty Parent, have been specifically negotiated by sophisticated commercial parties, and constitute a material inducement for US Buyer or Canadian Buyer, as applicable, and Liberty Parent to enter into this Agreement and consummate the transactions contemplated by this Agreement. The covenants contained in this Section 4.8 and each provision (and portion) hereof are severable and distinct covenants and provisions (and portions). The invalidity or unenforceability of any such covenant or provision (or portion) as written shall not invalidate or render unenforceable the remaining covenants or provisions (or portions) hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision (or portion) in any other jurisdiction.

(e) It is the desire and intent of the parties that the provisions of this Section 4.8 (and portions thereof) be enforced to the fullest extent permitted under Applicable Law. Schlumberger US and Schlumberger Canada acknowledge that this Section 4.8 is reasonable and enforceable in all respects; nonetheless, if any of the restrictions of this Section 4.8 (or portions thereof) are found by a court of competent jurisdiction to be unreasonable, overly broad, or otherwise unenforceable, the parties intend that such restrictions (and portions thereof) shall not be thereby terminated but shall be modified by such court so as to be valid and enforceable and, as so modified, to be fully enforced. Each party further acknowledges that a breach or threatened breach of this Section 4.8 would cause irreparable harm to US Buyer and Liberty Parent for which they would have no adequate remedy at law, that it would be impractical and extremely difficult to determine US Buyer’s, Liberty

Parent’s, and their Affiliates’ damages in the event of a breach or threatened breach, and that US Buyer, Liberty Parent, and their respective Affiliates shall be entitled to immediate injunctive relief and specific performance pursuant to Section 8.13 for any such breach. Such remedies shall not be the exclusive remedies for a breach or threatened breach of this Section 4.8 but shall be in addition to all other remedies available at law and equity, including the recovery of damages.

Section 4.9 Stock Exchange Listing. Liberty Parent shall cause the shares of Liberty Parent Class A Common Stock to be transferred to Schlumberger US (i) pursuant to the transactions contemplated by this Agreement and, (ii) to the extent applicable, in satisfaction of the Canadian Buyer Note to be approved for listing on the NYSE at or prior to the Closing Date.

Section 4.10 Further Assurances.

(a) Except to the extent that the Parties’ obligations are specifically set forth elsewhere in this Article IV, upon the terms and subject to the conditions set forth in this Agreement, each of the Liberty Parties and the Schlumberger Parties agree to use commercially reasonable efforts to (i) take all actions necessary or appropriate to consummate the Pre-Closing Restructuring, the Equity Sale and the other transactions contemplated hereby, (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the Pre-Closing Restructuring, the Equity Sale and the other transactions contemplated hereby and (iii) from and after the Closing, take such actions and execute such documents as are reasonably necessary to make effective and carry out the intent of the Pre-Closing Restructuring, the Equity Sale and the other transactions contemplated hereby.

(b) Neither the Liberty Parties nor the Schlumberger Parties shall be obligated, in connection with actions taken after the Closing Date and this Section 4.10, to expend money other than reasonable out-of-pocket expenses, attorneys’ fees and recording or similar fees, unless reimbursed by the Schlumberger Parties or the Liberty Parties, as the case may be.

(c) From the date of this Agreement through the Closing Date and subject to any applicable legal restrictions, prior to making any material communications to the Potential Liberty Employees pertaining to compensation or benefit matters that are affected by the transactions contemplated by this Agreement and not in the Ordinary Course of Business, Liberty Parent, on the one hand, and Schlumberger US and Schlumberger Canada, on the other hand, each shall provide the other with a copy of the intended communication and such other Party shall have a reasonable period of time (to the extent practicable) to review and comment on the communication.

Section 4.11 Confidentiality.

(a) The terms of the Confidentiality Agreement dated as of October 18, 2019, by and between Schlumberger US and US Buyer (as amended or modified, the “Confidentiality Agreement”), shall continue in full force and effect until the Closing, at which time the Confidentiality Agreement shall terminate. If this Agreement is, for any reason, terminated prior to the Closing, the Confidentiality Agreement shall continue in full force and effect in accordance with its terms. From and after the date of this Agreement until the earlier of the Closing Date and termination of this Agreement in accordance with its terms, each Party shall continue to provide access to the other Party and its Representatives to the electronic data room relating to the transactions contemplated hereby maintained by or on behalf of it to which the other Party and its Representatives were provided access prior to the date of this Agreement.

(b) Each of the Schlumberger Parties hereby agrees with Liberty Parent that such Party shall not, and that such Party shall cause its Affiliates and Representatives not to, at any time on or after the Closing Date, directly or indirectly, without the prior written consent of Liberty Parent, disclose or use any confidential or proprietary information involving or relating to any of the Business (collectively, the “Confidential

Information”); provided, however, that Confidential Information will not include any information solely related to the Retained Assets or generally available to, or known by, the public (other than as a result of disclosure in violation hereof); provided, further, that the provisions of this Section 4.11(b) will not prohibit any retention of copies of records or disclosure (i) required by Applicable Law so long as, to the extent practicable, reasonable prior notice is given of such disclosure and a reasonable opportunity is afforded to contest the same or (ii) as reasonably required to enforce any right or remedy relating to this Agreement or any other Transaction Document. Each of the Schlumberger Parties agrees that such Party will be responsible for any breach or violation of the provisions of this Section 4.11(b) by any of such Party’s Affiliates and Representatives.

Section 4.12 Preservation of Records. The Schlumberger Parties and the Liberty Parties agree that each of them (a) shall preserve and keep the records held by them or their Affiliates relating to the Business in accordance with their respective document retention policies, other than records (i) in the case of the Schlumberger Parties, that are actually delivered to Liberty Parent in connection with the Closing, and (ii) in the case of the Liberty Parties, a copy of which is retained by the Schlumberger Parties and (b) shall make such records and personnel available to the other as may reasonably be required by such party in connection with, among other things, any insurance claims by, Legal Proceedings against or governmental investigations of the Schlumberger Parties or the Liberty Parties or any of their Affiliates or in order to enable the Schlumberger Parties and the Liberty Parties to comply with their respective obligations under this Agreement and each other agreement, document or instrument contemplated hereby or thereby.

Section 4.13 Publicity. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by the Parties. None of the Parties shall, and each will cause its Representatives not to, issue any press release or public announcement concerning this Agreement and the transactions contemplated hereby without obtaining the prior written approval of the other Party, which approval will not be unreasonably withheld, conditioned or delayed, unless (a) required by Applicable Law, (b) required by the applicable rules of any stock exchange on which Liberty Parent or Schlumberger Parent lists securities or (c) consistent with the final form of the joint press release announcing the transactions contemplated hereby, the investor presentation given to investors on the morning of announcement of this Agreement or consistent with other prior approved disclosures, provided, that, to the extent permitted by Applicable Law, the Party intending to make such release shall use its commercially reasonable efforts consistent with such Applicable Law to consult with the other Parties with respect to the timing and content thereof; and provided, however, that no provision this Agreement shall be deemed to restrict in any manner a Party’s ability to communicate with its employees and that the Liberty Parties shall not be required by any provision of this Agreement to consult with or obtain any approval from any Schlumberger Party with respect to a public announcement or press release issued in connection with the receipt and existence of a Competing Proposal and matters related thereto or a Change of Recommendation, other than as set forth in Section 4.7.

Section 4.14 Tax Matters.

(a)

(i) For U.S. (and applicable state and local) income Tax purposes, the Parties intend that: (A) the US Equity Sale shall be treated as if Schlumberger US sold the US Transferred Assets to US Buyer in exchange for the Schlumberger US Consideration, the assumption by US Buyer of any liabilities assumed or deemed assumed and treated as purchase consideration and any other amounts properly treated as consideration with respect to the US Transferred Assets for Tax purposes, all as determined pursuant to Section 2.6, in a fully taxable transaction governed by Code Section 1001, and (B) the Canadian Equity Sale shall be treated as if Schlumberger Canada sold the Canadian Transferred Assets to Canadian Buyer in exchange for the Canadian Buyer Note, the assumption by Canadian Buyer of any liabilities assumed or deemed assumed and treated as purchase consideration and any other amounts properly treated as consideration with respect to the Canadian Transferred Assets for Tax purposes, all as determined pursuant to Section 2.6, in a fully taxable transaction governed by Code Section 1001 (clauses (A) and (B) above, collectively, the “US Intended Tax Treatment”).

Each of the Parties shall, and shall cause its respective Affiliates to, file all U.S. (and applicable state and local) income Tax Returns consistent with the US Intended Tax Treatment unless otherwise required by Applicable Law following a final determination as defined in Section 1313 of the Code.

(ii) For Canadian income Tax purposes, the Parties agree that the transfer of the Canadian Transferred Assets by Schlumberger Canada to Schlumberger Canada Target will be a fully taxable transaction and, with respect to any election made under subsection 85(1) of the Income Tax Act (Canada) by Schlumberger Canada and Schlumberger Canada Target the Parties agree the elected amount for each of the Canadian Transferred Assets shall be determined by Canadian Buyer and Schlumberger Canada, acting reasonably (the “Canadian Intended Tax Treatment”). Each of the Parties shall, and shall cause its respective Affiliates to, file all Canadian (and applicable provincial and local) income Tax Returns consistent with the Canadian Intended Tax Treatment unless otherwise required by Applicable Law.

(b)

(i) Notwithstanding any other provision in this Agreement, at the Closing or, if due thereafter, promptly when due thereafter, all transfer Taxes, real or personal property transfer Taxes, documentary Taxes, registration Taxes, sales Taxes, use Taxes, excise Taxes, stamp Taxes, conveyance Taxes and any other similar Taxes (collectively, “Transfer Taxes”) applicable to, relating to, arising out of or resulting from or imposed upon the Equity Sale or on the Pre-Closing Restructuring shall be borne and paid 50% by Schlumberger US and Schlumberger Canada and 50% by the Liberty Parties. The Party primarily responsible under Applicable Law for the filing of any Tax Return in respect of Transfer Taxes shall be responsible for the timely filing of all such Tax Returns and payment of such Transfer Taxes, and (i) Schlumberger US and Schlumberger Canada or (ii) the Liberty Parties, as applicable, shall pay its share of such Transfer Taxes (as described in the preceding sentence) to the paying Party at least three calendar days prior to the due date (including any extensions that have been obtained) of such Tax Returns. The Parties shall cooperate in good faith to minimize, to the extent permissible under Applicable Law, the amount of any such Transfer Taxes.

(ii) With respect to the transaction contemplated in Section 1.3(d), for Canadian Transfer Tax purposes, at the Closing Schlumberger Canada and Schlumberger Canada Target shall each jointly make an election under (A) Section 167 of the Excise Tax Act, if applicable, to have such transaction take place on a GST/HST free basis or (B) Section 156 of the Excise Tax Act to have such transaction take place for no consideration for GST/HST purposes. Schlumberger Canada and Schlumberger Canada Target shall each jointly make such election and any other applicable election under any equivalent or comparable provision under any applicable Canadian federal, provincial or local law, in each case, in form prescribed by Applicable Law. Schlumberger Canada Target shall file any election contemplated in this Section 4.14(b)(ii) in the manner and within the time prescribed by Applicable Law. Notwithstanding anything to the contrary in this Agreement, to the extent an election described in this Section 4.14(b)(ii) would be available with respect to a GST/HST but for a breach of this Section 4.14(b)(ii) by a Schlumberger Party, such GST/HST, including interest and penalties, shall be borne and paid by Schlumberger Canada for and on behalf of Schlumberger Canada Target; provided that, Schlumberger Canada shall not bear any liability for GST/HST, interest and penalties if (i) the GST/HST elections are required to filed after Closing, and (ii) the applicable GST/HST elections have been properly prepared in accordance with Applicable Law and executed at Closing, and (iii) Schlumberger Canada Target does not file such GST/HST elections in accordance with Applicable Law.

(iii) In the event that an election described in Section 4.14(b)(ii) is not filed, and GST/HST is payable with respect to the transaction contemplated in Section 1.3(d) and paid in accordance with Section 4.14(b)(i), the amount of any refunds (including any interest payments from a Tax Authority attributable to such refund) received by a Schlumberger Party relating or attributable to such GST/HST shall be apportioned between Schlumberger Canada and Canadian Buyer in accordance with the manner in which such GST/HST was paid pursuant to Section 4.14(b)(i). Schlumberger Canada shall, not more than thirty calendar days after receiving a refund (including any interest payments from a Tax Authority attributable to such refund) described in this Section 4.14(b)(iii), remit to Canadian Buyer its share of such refund.

(c) Schlumberger US and Schlumberger Canada shall bear all Taxes (except Transfer Taxes, which are addressed in Section 4.14(b)) relating to (i) the Schlumberger US Targets and Schlumberger Canada Target, respectively, (ii) the US Transferred Assets and Canadian Transferred Assets, respectively, and (iii) the US Business and Canadian Business, respectively, in each case, attributable to (A) any Tax period ending on or prior to the Closing Date and (B) the portion of any Straddle Period ending on and including the Closing Date. US Buyer and Canadian Buyer shall bear all Taxes (except Transfer Taxes, which are addressed in Section 4.14(b)) relating to (1) the Schlumberger US Targets and Schlumberger Canada Target, respectively, (2) the US Transferred Assets and Canadian Transferred Assets, respectively, and (3) the US Business and Canadian Business, respectively, in each case, attributable to (x) any Tax period beginning after the Closing Date and (y) the portion of any Straddle Period beginning after the Closing Date.

(d) For purposes of determining the allocations described in Section 4.14(c), (i) Taxes that are based upon income, sales, revenue or similar items or imposed on a transactional basis (other than Taxes described in clause (ii) below) shall be allocated to the period in which the transaction giving rise to such Taxes occurred based on an interim closing of the books as of the end of the day on the Closing Date, and (ii) Taxes that are ad valorem, property or similar Taxes imposed on a periodic basis pertaining to a Straddle Period shall be allocated between the portion of such Straddle Period ending on and including the Closing Date and the portion of such Straddle Period beginning after the Closing Date based on the number of days in the applicable Straddle Period that occur on or before the date on which the Closing Date occurs, on the one hand, and the number of days in such Straddle Period that occur after the date on which the Closing Date occurs, on the other hand. For purposes of (A) the preceding sentence, any exemption, deduction, credit or other item that is calculated on an annual basis shall be allocated pro rata per day between the portion of the Straddle Period ending on and including the Closing Date and the portion of the Straddle Period beginning after the Closing Date; and (B) clause (ii) of the preceding sentence, the period for such Taxes shall begin on the date on which ownership of the applicable Transferred Assets gives rise to liability for the particular Tax and shall end on the day before the next such date.

(e) Except as required by Applicable Law, the Parties shall treat any indemnification payments or any payments made to any Party in accordance with this Section 4.14 as an adjustment to the value of the consideration contemplated under this Agreement for U.S. federal and applicable state and local income Tax purposes, and for any applicable Canadian federal, provincial and local income Tax purposes.

(f) US Buyer and Canadian Buyer (as applicable) shall, or shall cause each Target Company to, prepare and file, or cause to be prepared and filed, all Tax Returns relating to the Target Companies or the Transferred Assets required to be filed after the Closing Date for any Tax period ending on or before the Closing Date and any Straddle Period (except, for the avoidance of doubt, any consolidated, combined or unitary returns of Schlumberger Parent or its Subsidiaries or Affiliates). Any such Tax Return shall be prepared consistent with the past practices of Schlumberger US or Schlumberger Canada (as applicable) except to the extent otherwise required by Applicable Law and shall be filed timely with the appropriate Tax Authority. Schlumberger US or Schlumberger Canada (as applicable) shall, not later than five calendar days prior to the due date for payment of Taxes with respect to such Tax Return, remit to US Buyer or Canadian Buyer (as applicable) their respective share of Schlumberger Taxes due with respect to such Tax Return. US Buyer or Canadian Buyer (as applicable) shall provide Schlumberger US or Schlumberger Canada (as applicable) with a copy of any such Tax Return at least 30 calendar days prior to the due date for the filing of such Tax Return (or within a commercially reasonable period after the end of the relevant Tax period, if such Tax Return is required to be filed fewer than 30 calendar days after the end of the applicable Tax period) for its review and reasonable comment. US Buyer or Canadian Buyer (as applicable) shall incorporate any reasonable comments of Schlumberger US or Schlumberger Canada (as applicable) provided to US Buyer or Canadian Buyer (as applicable) at least five calendar days in advance of the due date for the filing of such Tax Return.

(g) Each Party shall provide notice to the other Parties within 10 calendar days after receipt of a notice of any audit, litigation or other proceeding (each a “Tax Proceeding”) attributable to any Tax period ending on or prior to the Closing Date or any Straddle Period, in each case, with respect to a Target Company, the Transferred

Assets or the Business. Schlumberger US or Schlumberger Canada (as applicable) shall have the right, at its sole cost and expense, to control any such Tax Proceeding relating solely to Schlumberger Taxes; provided, however, if Schlumberger US or Schlumberger Canada (as applicable) does not assume control of a Tax Proceeding relating solely to Schlumberger Taxes within a reasonable period following the receipt by Schlumberger US or Schlumberger Canada (as applicable) of notice of such Tax Proceeding (which, in no case, shall be less than 15 calendar days, provided that US Buyer or Canadian Buyer (as applicable) may take any actions necessary during such time period to preserve its rights under such Tax Proceeding), US Buyer or Canadian Buyer (as applicable) shall have the right (at its cost and expense, subject to its right to indemnification pursuant to Article VI) to control such Tax Proceeding. If any Tax Proceeding relates to both Taxes that are Schlumberger Taxes and Taxes that are not Schlumberger Taxes, US Buyer or Canadian Buyer (as applicable) shall have the right (at its cost and expense, subject to its right to indemnification pursuant to Article VI) to control such Tax Proceeding. The Party controlling any Tax Proceeding pursuant to this Section 4.14(g) shall: (i) keep the other Party reasonably informed of the progress of such Tax Proceeding, (ii) first consult in good faith with the other Party before taking any material action with respect to the conduct of such Tax Proceeding, (iii) permit the other Party (or its counsel) to participate, at its sole cost and expense, in such Tax Proceeding, including in meetings with the applicable Tax Authority, and (iv) not settle, compromise and/or concede any portion of such Tax Proceeding without the written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed. To the extent of any conflict between the provisions of this Section 4.14(g) and Section 6.4, this Section 4.14(g) shall control.

(h) Unless required by Applicable Law or except as set forth below, none of US Buyer, Canadian Buyer, the Target Companies, or any Affiliate thereof shall, with respect to each Target Company or the Transferred Assets for any Tax period ending on or prior to the Closing Date and the portion of any Straddle Period ending on and including the Closing Date, file any amended Tax Return or file any “voluntary disclosure agreement” or similar agreement with any Tax Authority without the prior written consent of Schlumberger US or Schlumberger Canada, as applicable (such consent not to be unreasonably withheld, conditioned or delayed), if such amended Tax Return or “voluntary disclosure agreement” or similar agreement would have the effect of increasing Schlumberger Taxes. Notwithstanding the above, US Buyer, Canadian Buyer, the Target Companies, or any Affiliate thereof may file or cause to be filed an amended Tax Return or “voluntary disclosure agreement” or similar agreement without the consent of Schlumberger US or Schlumberger Canada, provided that any additional Taxes resulting therefrom will not be deemed to constitute Schlumberger Taxes and such filing does not otherwise create any additional tax liability for Schlumberger US or Schlumberger Canada or their Affiliates.

(i) US Buyer and Canadian Buyer agree to: (i) retain all books and records with respect to Tax matters pertinent to the Target Companies relating to any Tax periods (or portions thereof) ending on or before the Closing Date until the expiration of the applicable statute of limitations and any extension thereof for the respective Tax periods; and (ii) give Schlumberger US and Schlumberger Canada reasonable written notice prior to transferring, destroying or discarding any such books and records and, if Schlumberger US or Schlumberger Canada so requests, US Buyer or Canadian Buyer (as applicable) shall allow Schlumberger US or Schlumberger Canada (as applicable) to take possession of, or (if elected by Schlumberger US or Schlumberger Canada) copy, such books and records.

(j) Notwithstanding anything to the contrary in this Agreement, the Parties will cooperate fully, as and to the extent reasonably requested by any other Party, in connection with the filing of Tax Returns, any Tax Proceedings or any other Tax-related claims related to the Target Companies, the Transferred Assets, or the Business. Such cooperation will include providing records and information that are reasonably relevant to any such matters, making employees available on a mutually convenient basis to provide additional information and explaining any materials provided pursuant to this Section 4.14(j).

(k) Subject to Section 4.14(b)(iii), the amount of any refunds of Taxes (including any interest payments from a Tax Authority attributable to such refund) of the Target Companies, or attributable to the Transferred Assets or the Business, in each case, for any Tax period (or portion thereof) ending on or before the Closing Date shall be for the account of Schlumberger US or Schlumberger Canada (as applicable). The amount of any refunds of Taxes (including any interest payments from a Tax Authority attributable to such refund) of the Target Companies, or attributable to the Transferred Assets or the Business, in each case, for any Tax period (or portion thereof) beginning after the Closing Date shall be for the account of US Buyer and Canadian Buyer. The amount of any refund of Taxes (including any interest payments from a Tax Authority attributable to such refund) of the Target Companies, or attributable to the Transferred Assets or the Business, in each case, for any Straddle Period shall be equitably apportioned between Schlumberger US or Schlumberger Canada (as applicable), on the one hand, and US Buyer and Canadian Buyer, on the other hand, in accordance with the principles set forth in Section 4.14(d). Each Party shall forward, and shall cause its Affiliates to forward, to the Party entitled to receive a refund of Tax pursuant to this Section 4.14(k) the amount of such refund (including any interest payments from a Tax Authority attributable to such refund) within 30 calendar days after such refund is received, net of any reasonable costs or expenses incurred by such Party or its Affiliates in procuring such refund.

Section 4.15 Schlumberger Credit Support Obligations. Liberty Parent shall use its commercially reasonable efforts to cause the Schlumberger Parties and their respective Affiliates to be relieved reasonably promptly following the Closing of all Assumed Liabilities arising out of the letters of credit, performance bonds, banker’s acceptance, corporate guarantees and other similar items issued and outstanding in connection with the Business that constitute Assumed Liabilities and are set forth on Section 4.15 of the Schlumberger Disclosure Letter (together, the “Schlumberger Credit Support Obligations”). Liberty Parent agrees to continue to use its commercially reasonable efforts after the Closing to relieve the Schlumberger Parties and their respective Affiliates of all such Schlumberger Credit Support Obligations. If such release cannot be effected in accordance with this Section 4.15 prior to the Closing, (a) the Schlumberger Parties and their respective Affiliates shall not terminate such Liabilities without the written consent of Liberty Parent (such consent not to be unreasonably withheld, conditioned or delayed); (b) the Liberty Parties and the Schlumberger Parties shall cooperate in good faith to enter into separate arrangements with the Schlumberger Parties and their respective Affiliates, as applicable, to guarantee the performance of the obligations of the relevant Person pursuant to the Schlumberger Credit Support Obligations and (c) the Liberty Parties shall indemnify, defend, release and hold Schlumberger US and Schlumberger Canada, together with their respective Affiliates, Subsidiaries and Representatives, from and against any and all Liabilities arising from or in connection with the failure to obtain any release of a Schlumberger Credit Support Obligation.

Section 4.16 Transaction Litigation. Except for any proceeding taken by any Governmental Authority which shall be subject to Section 4.3(a), in the event any proceeding by any Governmental Authority or other Person is commenced or, to the Knowledge of Liberty or the Knowledge of Schlumberger, as applicable, threatened, that questions the validity or legality of the transactions contemplated by this Agreement or seeks damages in connection therewith, including stockholder litigation (“Transaction Litigation”), Liberty Parent, Schlumberger US or Schlumberger Canada, as applicable, shall promptly notify the other Parties of such Transaction Litigation and shall keep the other Party reasonably informed with respect to the status thereof. Each Party shall give the other Parties a reasonable opportunity to participate in the defense or settlement of any Transaction Litigation and shall consider in good faith the other Parties’ advice with respect to such Transaction Litigation; provided, that the Party that is subject to such Transaction Litigation shall not offer or agree to settle any Transaction Litigation without the prior written consent of the other Parties (which consent shall not be unreasonably withheld, conditioned or delayed).

Section 4.17 Takeover Laws. No Liberty Party will take any action that would cause this Agreement or the transactions contemplated hereby to be subject to requirements imposed by any Takeover Laws, and each of them will take all reasonable steps within its control to exempt (or ensure the continued exemption of) the transactions from the Takeover Laws of any state that purport to apply to this Agreement or the transactions contemplated hereby.

Section 4.18 Use of Name.

(a) Schlumberger Names. None of Liberty Parent, the Target Companies, or their Subsidiaries (which, for the avoidance of doubt, will include, after the Closing, the Schlumberger US Targets, Schlumberger Canada Target and their respective Subsidiaries and Affiliates), or any of their Affiliates (collectively, the “Restricted Trademark Parties”) shall obtain any right of, title to, or interest under, and except as set forth in this Section 4.18, no license or any other right whatsoever to use, any Marks owned by Schlumberger US, Schlumberger Canada or any of their respective Affiliates included in the Excluded Intellectual Property, whether registered, applied for, or unregistered, together with any translations, adaptations, derivations, acronyms, variations, abbreviations, insignias, designations or combinations of the foregoing that are confusingly similar to such Marks or reasonably likely to cause confusion therewith (collectively, the “Schlumberger Marks”), and Liberty Parent covenants that, except as expressly permitted in Section 4.18(b), it shall not, and it shall cause the other Restricted Trademark Parties not to, adopt, use, apply to register or register, or authorize others to adopt, use, apply to register or register, any Schlumberger Marks.

(b) Permitted Use of the Transitional Schlumberger Mark. Without limiting Section 4.18(a), Schlumberger US hereby grants to the Target Companies a nonexclusive, royalty-free, revocable (solely in accordance with Section 4.18(c)), sublicensable (subject to the last sentence of this Section 4.18(b)), limited right and license, following the Closing Date and for nine months thereafter (the “Wind-Down Term”), to use the Transitional Schlumberger Marks (i) to the extent necessary to effect a rebranding of the Products and any related or associated services, and (ii) to use, sell, offer for sale, market, distribute, or otherwise dispose of, the Products and any related or associated services during the pendency of such rebranding, in each case, (A) in a form and manner, and with standards of quality, substantially consistent with the Business’s use of the Transitional Schlumberger Marks prior to the Closing, (B) in accordance with any usage or branding guidelines provided in writing to US Buyer, Canadian Buyer or the Target Companies by Schlumberger US, and (C) subject in all respects to Section 4.18(e). Notwithstanding the foregoing license, Liberty Parent shall cause the Target Companies to complete the following by the end of the Wind-Down Term: (1) the Target Companies shall cease using any letterhead, business cards or other similar stationery items that contain the Transitional Schlumberger Marks; (2) the Target Companies shall remove the Transitional Schlumberger Marks from any Internet websites and other electronic communications, and any equipment, signage or other similar physical displays, in each case, owned or under the control of any Restricted Trademark Party; and (3) Liberty Parent shall remove the Transitional Schlumberger Marks from the Products and any packaging, documentation, marketing materials, promotional materials, or advertising materials associated with the Products or services of the Target Companies. For the avoidance of doubt, as of the end of the Wind-Down Term, the Target Companies shall have no right to use the Transitional Schlumberger Marks in any manner. The foregoing license shall be sublicensable only to the Target Companies’ distributors, resellers, systems integrators, and other entities that are in the channels of distribution and solely to the extent permitted in this Section 4.18(b).

(c) Revocation of Rights. Schlumberger US shall have the right to terminate the license granted in Section 4.18(b), effective five Business Days after providing notice thereof (i) if any of the Restricted Trademark Parties breaches this Section 4.18 in any manner (and such Restricted Trademark Party does not cure such breach within five Business Days of receiving Schlumberger US’s notice thereof) or (ii) if there is a Liberty Change of Control during the Wind-Down Term.

(d) Quality Control and Standards. From and after the Closing, during the Wind-Down Term, Schlumberger US shall have the right to provide the Target Companies with, and the Target Companies shall comply with, written quality control standards that require the use of the Transitional Schlumberger Marks by the Target Companies and any sublicensee to the degree reasonably necessary to maintain the validity and enforceability of the Transitional Schlumberger Marks, and to protect the goodwill associated therewith (the “Quality Standards”). Upon reasonable written request of Schlumberger US, the Target Companies shall and shall cause each sublicensee to promptly submit to Schlumberger US representative samples of any publicly distributed embodiments of the Transitional Schlumberger Marks, including the Products that bear the

Transitional Schlumberger Marks (“Licensed Materials”). In the event that Schlumberger US reasonably finds that such Licensed Materials substantially and materially deviate from any of the Quality Standards or do not comply with any other terms and conditions of this Agreement, Liberty Parent and the Target Companies shall, and shall cause such sublicensee to, upon written notice from Schlumberger US, immediately take all reasonable and necessary action to correct the deviations or misrepresentations in, or misuse of, the respective items prior to any further dissemination to the public, and provide Schlumberger US with representative samples of the correction. Liberty Parent and the Target Companies shall and shall cause each sublicensee to use the Transitional Schlumberger Marks only in such manner as complies with the provisions of Applicable Law relating to the Transitional Schlumberger Marks.

(e) Miscellaneous. Any and all goodwill generated by the use of, and related solely to, the Transitional Schlumberger Marks by the Restricted Trademark Parties shall inure solely to the benefit of Schlumberger US and its Affiliates. The Restricted Trademark Parties shall not: during the Wind-Down Term: (i) use the Transitional Schlumberger Marks in any manner that damages, impairs, or tarnishes the reputation of Schlumberger US or its Affiliates or the goodwill associated with any Transitional Schlumberger Mark; or (ii) contest the validity of any of the Transitional Schlumberger Marks. Nothing in this Section 4.18 shall prohibit the Restricted Trademark Parties from (A) generally referring to Schlumberger Parent and its Affiliates for fair use purposes or in a factual matter, (B) referring to or describing the history of the Business, or (C) using Schlumberger Marks if required to do so in an applicable legal or regulatory filing, or in a Legal Proceeding related to the Business, to the extent necessary for such filing or proceeding.

Section 4.19 Employee Matters.

(a) Liberty Parent or a Subsidiary of Liberty Parent shall make offers of employment to materially all of those Business Employees listed on Section 4.19(a) of the Schlumberger Disclosure Letter (the “Potential Liberty Employees”) of its choosing, and each such Potential Liberty Employee who accepts such an offer of employment and assumes employment with Liberty Parent or its Subsidiary shall become an employee of Liberty Parent or a Subsidiary of Liberty Parent following either the Closing Date or the Leasing End Date, as specified on Section 4.19(a) of the Schlumberger Disclosure Letter. Each such offer of employment, and the commencement of employment by such individual with Liberty Parent or a Subsidiary of Liberty Parent: (i) shall be in accordance with the terms and conditions of the Employee Matters Agreement; and (ii) may be subject to such individual’s satisfaction of Liberty Parent’s or its Subsidiary’s customary pre-hire screening processes, including drug- and alcohol-screening and background checks that would otherwise ordinarily be applicable to similarly situated candidates for employment with Liberty Parent or its Subsidiary. Prior to the Closing Date and Leasing End Date, as applicable, Schlumberger US, Schlumberger Canada, or its applicable Affiliates shall make the Potential Liberty Employees available to Liberty Parent or its Subsidiary on at least 48 hours’ notice in order to facilitate the interview, screening, and offer process contemplated by this Section 4.19(a) (provided that such interview, screening, and offer process shall not interfere in any significant respect with the business activities of Schlumberger US and Schlumberger Canada or the Potential Liberty Employees). Subject to the immediately preceding sentence, Schlumberger US and Schlumberger Canada shall not (and Schlumberger US and Schlumberger Canada shall cause their respective Affiliates to not) knowingly interfere with such interview, screening, or offer process or take any action (or fail to take any action) that has the intent or effect of discouraging any Potential Liberty Employee from accepting an offer described in this Section 4.19(a). At least 30 days prior to each of the Closing Date and Leasing End Date, Liberty will inform Schlumberger which of the Potential Liberty Employees who were eligible to receive employment offers from Liberty Parent or a Subsidiary of Liberty Parent as of such date (as specified on Section 4.19(a) of the Schlumberger Disclosure Letter) will not be receiving such offers.

(b) As of the date following the relevant Transferred Employee’s Hire Date, until the earlier of (i) the date that is one year from such Transferred Employee’s Hire Date and (ii) the date that such Transferred Employee is no longer employed by Liberty Parent or one of its Subsidiaries, Liberty Parent or its applicable Subsidiary shall provide or cause to be provided to such Transferred Employee a rate of pay that includes base cash compensation, other compensation and such other benefits, in each case as are provided to similarly situated employees of Liberty Parent and its Subsidiaries.

(c) For all purposes under the Liberty Benefit Plans (other than any such plan providing a severance benefit) in effect on the date of this Agreement (the “Post-Closing Plans”), each Transferred Employee shall be credited with his or her years of service with Schlumberger US, Schlumberger Canada or their applicable Affiliate before such Transferred Employee’s Hire Date to the same extent and for the same purpose as such Transferred Employee was entitled, before such date, to credit for such service under the corresponding Schlumberger Benefit Plans, except to the extent such credit would result in the duplication of benefits. The principles of the preceding sentence shall also apply with respect to any Benefit Plan adopted by Liberty after the date of this Agreement to the same extent that prior service credit under such Benefit Plan is provided to similarly situated Liberty Employees who are not Transferred Employees.

(d) Without limiting the generality of any other provision of this Section 4.19: (i) each Transferred Employee shall be immediately eligible to participate, without any waiting time, in any and all Post-Closing Plans; (ii) for purposes of each Post-Closing Plan providing health or welfare benefits, all pre-existing condition exclusions and actively-at-work requirements of such Post-Closing Plan shall be waived for each Transferred Employee and his or her covered dependents (unless such exclusions or requirements were applicable under comparable Schlumberger Benefit Plans); and (iii) any copayments, deductible and other eligible expenses incurred by such Transferred Employee or his or her covered dependents under a comparable Schlumberger Benefit Plan during the plan year in which such Transferred Employee’s Hire Date occurs shall be credited for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Transferred Employee and his or her covered dependents for the applicable plan year of each comparable Post-Closing Plan.

(e) Effective as of the Closing Date, Liberty Parent shall, or shall cause one of its Subsidiaries to, have in effect one or more defined contribution plans that include a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code (as applicable, the “Liberty 401(k) Plan”). Each Transferred Employee who is eligible to participate in a 401(k) plan maintained by Schlumberger US or an Affiliate immediately prior to such Transferred Employee’s Hire Date (a “Schlumberger 401(k) Plan”) shall be eligible to participate in the Liberty 401(k) Plan as of his or her Hire Date. Liberty Parent shall, or shall cause one of its Subsidiaries to, to the extent permitted under the Schlumberger 401(k) Plan, cause the Liberty 401(k) Plan to accept, within 90 days following the Closing Date or the Leasing End Date, a “direct rollover” to the Liberty 401(k) Plan of the account balances of each Transferred Employee (which shall be entirely in cash, but may, at the Transferred Employee’s election, include promissory notes evidencing outstanding loans) under the Schlumberger 401(k) Plan, if such direct rollover is elected by such Transferred Employee, and Schlumberger Parent and Schlumberger US shall cause any such rollover to include promissory notes to the extent elected by the applicable Transferred Employee. To the extent Schlumberger US, Schlumberger Canada, or any of their respective Affiliates owe any Liability under the Worker Adjustment and Retraining Notification Act or any similar Applicable Law (collectively, the “WARN Act”) to any Potential Liberty Employee who does not receive an offer of employment from Liberty Parent or a Subsidiary of Liberty Parent pursuant to Section 4.19(a) (or who receives an offer of employment that does not prevent such Potential Liberty Employee from experiencing an “employment loss” as defined in the WARN Act) and whose employment is terminated by Schlumberger US, Schlumberger Canada or one of their respective Affiliates (such that, as a result of such termination, he or she is no longer employed by Schlumberger US, Schlumberger Canada, or any of their respective Affiliates) within 60 days following the Closing Date or Leasing End Date (as specified on Section 4.19(a) of the Schlumberger Disclosure Letter with respect to such Potential Liberty Employee) (a “Potential Liberty Employee WARN Liability”), Liberty Parent shall be responsible for and shall promptly, and in any event within 30 days following notice from Schlumberger Parent (which shall be provided within 30 days of the applicable Potential Liberty Employee WARN Liability being incurred), reimburse the Schlumberger Parties for 50% of such Potential Liberty Employee WARN Liability.

(f) To the extent allowed under Applicable Law, Schlumberger Parent, Schlumberger US and Schlumberger Canada shall provide to Liberty Parent or an applicable Subsidiary of Liberty Parent all documentation, records and other information as Liberty Parent shall reasonably request in writing that is necessary to effect the actions contemplated in Sections 4.19(a), (b), (c), (d) and (e) above, and all such necessary documents, records and information shall be so provided as soon as reasonably practicable.

(g) Effective as of each Transferred Employee’s Hire Date, Schlumberger Parent and Schlumberger US, as applicable, shall take all necessary actions to permit the continuation of loan repayments from and after such Hire Date directly to the Schlumberger 401(k) Plan by such Transferred Employee if he or she has an outstanding loan under the Schlumberger 401(k) Plan.

(h) Schlumberger US and its Affiliates, other than the Target Companies, shall be solely responsible for satisfying the continuation coverage requirements of Section 4980B of the Code for all individuals who, with respect to the transactions contemplated by this Agreement, are “M&A qualified beneficiaries” as such term is defined in Treasury Regulation Section 54.4980B-9.

(i) Each Potential Liberty Employee who remains employed by Schlumberger US, Schlumberger Canada, or one of their respective Affiliates until the Closing Date or the Leasing End Date (as specified with respect to such Potential Liberty Employee on Section 4.19(a) of the Schlumberger Disclosure Letter) but does not receive an offer of employment from Liberty Parent or a Subsidiary of Liberty Parent pursuant to Section 4.19(a) and whose employment is terminated by Schlumberger US, Schlumberger Canada or one of their respective Affiliates (such that, as a result of such termination, he or she is no longer employed by Schlumberger US, Schlumberger Canada, or any of their respective Affiliates) for a reason other than Cause (as such term is defined in Section 4.19(i) of the Schlumberger Disclosure Letter) within 30 days following the Closing Date or Leasing End Date (as specified on Section 4.19(a) of the Schlumberger Disclosure Letter with respect to such Potential Liberty Employee) is referred to herein as a “Severance-Eligible Potential Liberty Employee.” Liberty Parent shall reimburse the Schlumberger Parties for 50% of the severance paid by the Schlumberger Parties to each Severance-Eligible Potential Liberty Employee in accordance with (and as specified in) Section 4.19(i) of the Schlumberger Disclosure Letter. The Schlumberger Parties shall provide to Liberty Parent within 60 days of each of the Closing Date and the Leasing End Date an invoice indicating (i) which Severance-Eligible Potential Liberty Employees terminated employment within the 30-day period following each such date in accordance with the terms of the preceding provisions of this paragraph and (ii) the amount of severance paid by the Schlumberger Parties to such Severance-Eligible Potential Liberty Employees in accordance with the terms of the preceding sentence. Liberty Parent shall provide reimbursement to the applicable Schlumberger Parties within 30 days after receipt of each such invoice for 50% of the amount of the severance paid by the Schlumberger Parties as reflected in such invoice, subject to the prior resolution of any dispute between Liberty Parent and the Schlumberger Parties relating to such invoice.

(j) The provisions of this Section 4.19 are for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Section 4.19. Nothing in this Section 4.19 shall constitute, or be deemed or interpreted to constitute, an amendment to any Liberty Benefit Plan or Schlumberger Benefit Plan. No provision of this Agreement or any other Transaction Documents shall be construed to confer upon any Person any right to employment or to continued employment for a period of time, or any right to a particular term or condition of employment or benefit.

Section 4.20 Cooperation with Liberty Parent Securities Filings.

(a) From and after the date of this Agreement and at any applicable time within 36 months after the Closing:

(i) Schlumberger US and Schlumberger Canada shall, and shall cause their respective Affiliates to, furnish, as soon as practically possible, true and complete information about the Target Companies, the Target

Interests or the Transferred Business, and all financial information related thereto to Liberty Parent as Liberty Parent may reasonably request in connection with the preparation and filing of any filings that Liberty Parent or any of its Affiliates may be required to make with the SEC under Applicable Law in connection with the transactions contemplated hereby or any other matters that includes information regarding the Target Companies, the Target Interests or the Transferred Business (the “Required Liberty Parent Filings”). Liberty Parent or any applicable Affiliate shall indemnify and hold harmless Schlumberger US and Schlumberger Canada and their respective Affiliates from and against any and all losses or damages actually suffered or incurred by them directly in connection with any Required Liberty Parent Filing (other than to the extent related to information provided by Schlumberger US and Schlumberger Canada regarding Target Companies, the Target Interests or the Transferred Business, for which Schlumberger US and Schlumberger Canada shall, jointly and severally, indemnify and hold harmless Liberty Parent and its Affiliates from and against any and all losses or damages actually suffered or incurred by them directly in connection with such information being included or incorporated by reference in any Required Liberty Parent Filing).

(ii) At Liberty Parent’s request, Schlumberger US and Schlumberger Canada, as applicable, shall use commercially reasonable efforts to obtain the consents of PricewaterhouseCoopers LLP to include the reports of PricewaterhouseCoopers LLP with respect to any financial statements related to the Target Companies, the Target Interests or the Transferred Business in the Required Liberty Parent Filings, each dated as of the filing date of the applicable Required Liberty Parent Filing or such other date as reasonably requested by Liberty Parent. In addition, Schlumberger US and Schlumberger Canada will not object to the use of any such financial statements in connection therewith.

(iii) At Liberty Parent’s request, Schlumberger US and Schlumberger Canada shall use commercially reasonable efforts to cause to be delivered to Liberty Parent, at Liberty Parent’s expense, “comfort” letters of PricewaterhouseCoopers LLP, each dated as of a date as reasonably requested by Liberty Parent, and addressed to Liberty Parent or its specified Affiliate or Affiliates with regard to financial statements and financial information related to the Target Companies, the Target Interests or the Transferred Business included in, or incorporated by reference into, any such Required Liberty Parent Filing, in form and substance customary in scope and substance for “comfort” letters delivered by independent public accountants in connection with underwritten public debt or equity offerings.

(b) Schlumberger US and Schlumberger Canada shall, and shall cause their respective Affiliates to, furnish to Liberty Parent as soon as practically possible after the Closing Date, and in any event (i) no later than 71 days after the Closing Date, true and complete copies of any audited financial statements (which shall be accompanied by an unqualified report of PricewaterhouseCoopers LLP) and any unaudited financial statements, in each case, that are required to be included under Item 2.01 and 9.01 of Form 8-K in connection with a Current Report on Form 8-K to be filed by Liberty Parent under the Exchange Act as a result of consummation of the transactions contemplated hereby and (ii) no later than 64 days after the Closing Date, sufficient financial information to make pro forma adjustments to such financial statements that are necessary to reflect the allocation of assets and liabilities as contemplated by this Agreement and, by the date the Current Report on Form 8-K referenced in clause (ii) is filed, any consents of PricewaterhouseCoopers LLP required under the Securities Act or the Exchange Act in connection with the filing of such Current Report on Form 8-K.

Section 4.21 Exclusivity. From the date of this Agreement until the earlier of the Closing Date and the termination of this Agreement pursuant to Article VI, neither Schlumberger US and Schlumberger Canada shall, and shall cause their respective Affiliates not to, directly or indirectly, encourage, initiate, solicit or engage in any proposal or inquiry from, or discuss or negotiate with, any Person (other than the Liberty Parties and their respective Subsidiaries and Representatives) with respect to the sale of the Business.

Section 4.22 Managers, Directors and Officers. Effective as of the Closing Date, Schlumberger US and Schlumberger Canada shall remove the managers, directors and officers of each of their respective Target Companies, as applicable, or otherwise cause such managers, directors and officers to resign from each of the Target Companies.

Section 4.23 Termination of Intercompany Agreements. On or prior to the Closing Date, the Schlumberger Parties shall terminate, in any manner selected by the Schlumberger Parties, all intercompany agreements, contracts and transactions that would be in place between the Target Companies on the one hand, and Schlumberger Parent or any of its Affiliates, on the other hand, following Closing.

Section 4.24 Updated Schlumberger Disclosure Letter. Prior to the Closing Date, the Schlumberger Parties shall have the right to supplement, amend and update the Schlumberger Disclosure Letter with respect to any item required to be listed under Sections 3.1(l) (Schlumberger Material Contracts), 9.1(b) (Business Contracts), 9.1(c) (Equipment), 9.1(d) (Excluded Business Contracts), 9.1(f) (Excluded Permits), 9.1(j) (Transferred Business Contracts) and 9.1(k) (Transferred Permits) of the Schlumberger Disclosure Letter, including all subsections related thereto; provided, that (i) (a) the Schlumberger Parties shall be permitted to update Section 3.1(l) (Schlumberger Material Contracts) of the Schlumberger Disclosure Letter and, correspondingly, to update Section 9.1(j) (Transferred Business Contracts) of the Schlumberger Disclosure Letter, to the extent that the aggregate Assumed Liabilities associated with such added Schlumberger Material Contracts that were not listed on Section 3.1(l) (Schlumberger Material Contracts) of the Schlumberger Disclosure Letter as of the date of this Agreement do not exceed $30,000,000 in the aggregate (such Schlumberger Material Contracts, the “Automatically Included Schlumberger Material Contracts”) and (b) thereafter, with respect to any Schlumberger Material Contract not listed on Section 3.1(l) (Schlumberger Material Contracts) of the Schlumberger Disclosure Letter as of the date of this Agreement that is not an Automatically Included Schlumberger Material Contract, the Parties will meet to consider, in good faith, whether such Schlumberger Material Contract should be included as a Transferred Business Contract in light of the nature of the transactions contemplated by this Agreement and the Transferred Business (it being understood that Liberty Parent shall have no obligation to agree to include any Schlumberger Material Contract under this clause (b) as a Transferred Business Contract) and (ii) with respect to any updates other than those contemplated by clause (i), if such supplement, amendment or update would increase the Assumed Liabilities allocated to the Target Companies or alter, in more than a de minimis respect, the Transferred Assets that will be held by the Target Companies as of Closing, the prior written consent of Liberty Parent shall be required prior to such supplement, amendment or update. Except to the extent inconsistent with this Section 4.24, references in this Agreement to the Schlumberger Disclosure Letter is to the Schlumberger Disclosure Letter as it may be created, supplemented, corrected or amended.

ARTICLE V

CONDITIONS TO CLOSING

Section 5.1 Mutual Conditions to Closing. The respective obligations of each Party to consummate the Equity Sale are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived in whole or in part by all of the Parties to the extent permitted by Applicable Law):

(a) the Liberty Parent Stockholder Approval shall have been obtained;

(b) no court or other Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Applicable Law (whether temporary, preliminary or permanent) or Order that is in effect and restrains, enjoins or otherwise prohibits consummation of the Pre-Closing Restructuring, the Equity Sale or any other transactions contemplated by this Agreement;

(c) any waiting period or clearance applicable to the transactions under the HSR Act shall have been terminated, expired or been obtained;

(d) Competition Act Clearance shall have been received;

(e) the Liberty Party Lender Consent shall have been obtained;

(f) Liberty Parent and Schlumberger US have agreed to a Final Repair Statement in accordance with Section 2.3 of the Liberty Disclosure Letter; and

(g) the NYSE shall have approved the listing of all Liberty Parent Class A Common Stock to be transferred to Schlumberger US (i) pursuant to the transactions contemplated by this Agreement and, (ii) to the extent applicable, in satisfaction of the Canadian Buyer Note, subject to official notice of issuance.

Section 5.2 Conditions Precedent to Obligations of the Liberty Parties. The obligations of the Liberty Parties to consummate the Equity Sale are further subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by the Liberty Parties in whole or in part to the extent permitted by Applicable Law):

(a) (i) each of the representations and warranties of the Schlumberger Parties set forth in this Agreement (other than Schlumberger Fundamental Representations) shall be true and correct (without regard to “materiality”, “Material Adverse Effect” and similar qualifiers contained in such representations and warranties) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), other than for failures of such representations and warranties of the Schlumberger Parties to be so true and correct that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) the representations and warranties in Section 3.1(r) (No Brokers) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time, other than immaterial inaccuracies, and (iii) the Schlumberger Fundamental Representations (other than Section 3.1(r) (No Brokers)) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date);

(b) each of the Schlumberger Parties shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date;

(c) the Liberty Parties shall have received each of the deliveries set forth in Section 2.5 required to be delivered to any of the Liberty Parties;

(d) since the date of this Agreement, there shall not have occurred any event, change, occurrence, condition or effect that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Schlumberger Parties, taken as a whole; and

(e) the Pre-Closing Restructuring shall have been completed in accordance with Article I.

Section 5.3 Conditions Precedent to Obligations of the Schlumberger Parties. The obligations of the Schlumberger Parties to consummate the Equity Sale are further subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived by the Schlumberger Parties in whole or in part to the extent permitted by Applicable Law):

(a) (i) each of the representations and warranties of the Liberty Parties set forth in this Agreement (other than the Liberty Parent Fundamental Representations) shall be true and correct (without regard to “materiality”, “Material Adverse Effect” and similar qualifiers contained in such representations and warranties) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), other than for failures of such representations and warranties of the Liberty Parties to be so true and correct that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) the representations and warranties in Section 3.2(f)(i) (Capitalization) shall be true and correct in all respects as of the dates stated in such Section 3.2(f)(i) (except for any inaccuracies as of the Measurement Date of 1% or less of the total issued and outstanding shares of Liberty Parent Common Stock or Liberty Units, as applicable), (iii) the representations and warranties in Section 3.2(q) (No Brokers) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time, other than immaterial inaccuracies, and (iv) the Liberty Parent Fundamental Representations (other than Section 3.2(f)(i) (Capitalization) and Section 3.2(q) (No Brokers)) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date);

(b) each of the Liberty Parties shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date;

(c) the Schlumberger Parties shall have received each of the deliveries set forth in Section 2.5 required to be delivered to them or to any of the Schlumberger Parties; and

(d) since the date of this Agreement, there shall not have occurred any event, change, occurrence, condition or effect that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Liberty Parent and its Subsidiaries, taken as a whole.

ARTICLE VI

INDEMNIFICATION

Section 6.1 Indemnification Obligations of Schlumberger US. Subject to the limitations set forth in this Article VI, Schlumberger US shall indemnify each of the Liberty Parties and their respective Affiliates, and its and their respective Representatives, successors and assigns (the “Liberty Parent Indemnified Persons”) against and hold them harmless from any and all damages, losses, charges, liabilities, claims, demands, actions, suits, proceedings, payments, judgments, settlements, assessments, deficiencies, Taxes, interest, penalties, diminution in value and costs and expenses but excluding punitive, exemplary and special damages (unless a third party is entitled to such damages pursuant to a Third Party Claim and such damages are actually paid to such third party) (collectively, “Losses”) (individually, a “Liberty Indemnified Claim” and collectively, “Liberty Indemnified Claims”) imposed on, sustained, incurred or suffered by, or asserted against, any of the Liberty Parent Indemnified Persons, whether in respect of all rights, claims, credits, causes of action or rights of set-off of Schlumberger US or its Affiliates against any third party (“Third Party Claims”), claims between the Parties, or otherwise, relating to, arising out of or resulting from (a) any breach of any of the Schlumberger Fundamental Representations, (b) any breach or nonperformance of any covenant or agreement made by Schlumberger US or Schlumberger Canada contained in this Agreement to be performed subsequent to the Closing Date or (c) any of the Retained Liabilities.

Section 6.2 Indemnification Obligations of Liberty Parent. Subject to the limitations set forth in this Article VI, Liberty Parent shall indemnify each of Schlumberger US, Schlumberger Canada and their respective Affiliates, and its and their respective Representatives, successors and assigns (the “Schlumberger Indemnified Persons”) against and hold them harmless from any and all Losses imposed on, sustained, incurred or suffered by, or asserted against, any of the Schlumberger Indemnified Persons, whether in respect of Third Party Claims, claims between the Parties, or otherwise, relating to, arising out of or resulting from (a) any breach of any of the Liberty Parent Fundamental Representations, (b) any breach or nonperformance of any covenant or agreement made by any Liberty Party contained in this Agreement, (c) any of the Assumed Liabilities.

Section 6.3 Limitations on Indemnity.

(a) In no event shall (i) the aggregate indemnification actually paid by Schlumberger US pursuant to Section 6.1, taken together with all other indemnification actually paid by Schlumberger US pursuant to Section 6.1, or (ii) the aggregate indemnification actually paid by the Liberty Parent pursuant to Section 6.2, taken together with all other indemnification actually paid by Liberty Parent pursuant to Section 6.2, in the case of each of (i) and (ii), in respect of breaches of any representations or warranties, exceed $451,680,000.

(b) If the Closing occurs, Schlumberger US and Schlumberger Canada shall have no liability under Section 6.1 (other than for any Schlumberger Taxes arising from or relating to the disclosure made in Section 3.1(i)(ii)(1) of the Schlumberger Disclosure Letter) to indemnify the Liberty Parent Indemnified Persons:

(i) unless and until, with respect to any individual Liberty Indemnified Claim (or series of related Liberty Indemnified Claims) brought pursuant to Section 6.1 relating to, arising out of or resulting from any of the Retained Liabilities, the aggregate amount of otherwise indemnifiable Losses thereunder exceeds $500,000 (the “De Minimis Amount”) (and any Liberty Indemnified Claims (or series of related Liberty Indemnified Claims) for which the aggregate amount of otherwise indemnifiable Losses thereunder does not exceed the De Minimis Amount, the Losses with respect to such Liberty Indemnified Claim(s) shall not be applied towards the Deductible); and

(ii) unless and until the aggregate amount of otherwise indemnifiable Losses pursuant to all Liberty Indemnified Claims brought pursuant to Section 6.1 relating to, arising out of or resulting from any of the Retained Liabilities exceeds a deductible (not a threshold) of $5,000,000 (the “Deductible”), and then Schlumberger US and Schlumberger Canada shall only be jointly and severally liable for the amount by which the total of such Losses exceeds such Deductible.

(c) For purposes of determining the failure of any representations or warranties to be true and correct, the breach of any covenants or agreements, and calculating Losses hereunder, any materiality or Material Adverse Effect qualifications in the representations, warranties, covenants and agreements shall be disregarded.

(d) Payments by Schlumberger US or Liberty Parent pursuant to Section 6.1 or Section 6.2 in respect of any Loss shall be limited to the amount of any liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment received or reasonably expected to be received by the Schlumberger Indemnified Persons or the Liberty Parent Indemnified Persons, as applicable, in respect of any such claim.

(e) The Liberty Parties, as applicable, shall take, and cause their respective Subsidiaries to take, all commercially reasonable steps to mitigate any Loss upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise thereto, including using commercially reasonable efforts to incur costs only to the minimum extent necessary to remedy the breach that gives rise to such Loss; provided, that nothing herein shall require any Schlumberger Indemnified Person or Liberty Parent Indemnified Person to file any claim under any insurance policy or initiate any Action or Legal Proceeding and any reasonable cost incurred by a Liberty Party or its Subsidiaries to mitigate any such Loss will be deemed a Loss. Liberty Parent and, US Buyer and Canadian Buyer each acknowledges that it has had the opportunity to conduct due diligence and investigation with respect to Schlumberger US, Schlumberger Canada, the Transferred Assets, the Business and the Target Companies, however, no information or knowledge of any Party, nor the results of any due diligence or investigation by any Party, shall affect, waive, modify, limit, or diminish a breach of representation, warranty or covenant under this Agreement.

Section 6.4 Method of Asserting Claims.

(a) All claims for indemnification by any Liberty Parent Indemnified Person or Schlumberger Indemnified Person (each, an “Indemnified Party”) shall be asserted and resolved as set forth in this Section 6.4.

(b) A claim for indemnification for any matter not involving a Third Party Claim may be asserted by notice to the Party from whom indemnification is sought; provided, however, that failure to so notify the Party from whom indemnification is sought (the “Indemnifying Party”) shall not preclude the Indemnified Party from any indemnification which it may claim in accordance with this Article VI.

(c) If an Indemnified Party has knowledge that a Third Party Claim has been instituted or asserted and in respect of which indemnification may be sought pursuant to Section 6.1 or Section 6.2, the Indemnified Party shall promptly notify in writing the Indemnifying Party of the assertion of such Third Party Claim. The Indemnifying Party shall have 15 days (or sooner, if the nature of the Third Party Claim so requires) from the personal delivery or mailing of such notice (the “Indemnification Notice Period”) to notify the Indemnified Party whether or not it desires to defend the Indemnified Party against such Third Party Claim; provided, that in order to exercise such right the Indemnifying Party must acknowledge in writing to the Indemnified Party its unqualified obligation to indemnify the Indemnified Party as provided hereunder. In the event that the Indemnifying Party notifies the Indemnified Party within the Indemnification Notice Period that, with respect to a Third Party Claim, it desires to defend the Indemnified Party against such Third Party Claim, the Indemnifying Party shall have the right to defend the Indemnified Party at the Indemnifying Party’s sole cost and expense and with counsel (plus local counsel if appropriate) reasonably satisfactory to the Indemnified Party; provided, that the Indemnifying Party must conduct its defense of the Third Party Claim actively and diligently thereafter in order to preserve its rights in this regard. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, compromise or consent to entry of any judgment or enter into any settlement agreement with respect to any action or proceeding in respect of which indemnification is sought under Section 6.1 or Section 6.2 (whether or not the Indemnified Party is an actual or potential party thereto), unless such compromise, consent or settlement involves only the payment of money damages for which the Indemnifying Party will indemnify the Indemnified Party hereunder and the claimant (or claimants) and such Party provide to such other Party an unqualified release from all liability in respect of the Third Party Claim. If the right to assume and control the defense is exercised, the Indemnified Party shall have the right to participate in, but not control, such defense at its own expense and the Indemnifying Party’s indemnity obligations shall be deemed not to include attorneys’ fees and litigation expenses incurred in such participation by the Indemnified Party after the assumption of the defense by the Indemnifying Party in accordance with the terms of this Agreement; provided, however, that the Indemnified Parties collectively shall be entitled to employ one firm or separate counsel (plus local counsel if appropriate) to represent the Indemnified Parties if, in the opinion of counsel to each Indemnified Party seeking to employ such separate counsel, a conflict of interest between such Indemnified Party or Parties and the Indemnifying Party exists in respect of such claim and, in each such event, the fees, costs and expenses of one such firm or separate counsel (plus one local counsel per jurisdiction if appropriate) shall be paid in full by the Indemnifying Party. If the Indemnifying Party elects not to defend the Indemnified Party against any Third Party Claim which relates to any Losses indemnified against by it hereunder, has not elected to assume the defense of a Third Party Claim within the Indemnification Notice Period or contests its obligation to indemnify the Indemnified Party for such Losses under this Agreement, the Indemnified Party may defend, negotiate and settle the claim for the account and cost of the Indemnifying Party; provided, that the Indemnified Party will not settle the Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. If the Indemnified Party defends any Third Party Claim, then the Indemnifying Party shall reimburse the Indemnified Party for the reasonable expenses of defending such Third Party Claim upon submission of periodic bills. The Indemnified Party shall cooperate with the Indemnifying Party and, subject to obtaining proper assurances of confidentiality and privilege, shall make available to the Indemnifying Party all pertinent information under the control of the Indemnified Party. If the Indemnifying Party makes any payment on any Third Party Claim, the Indemnifying Party shall be subrogated, to the extent of such payment, to all rights and remedies of the Indemnified Party to any insurance benefits or other claims of the Indemnified Party with respect to such Third Party Claim.

(d) After any final decision, judgment or award shall have been rendered by a Governmental Authority of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the Indemnified Party and the Indemnifying Party shall have arrived at a mutually binding agreement, in each case with respect to a Third Party Claim hereunder, the Indemnified Party shall forward to the Indemnifying Party notice of any sums due and owing by the Indemnifying Party pursuant to this Agreement with respect to such matter and the Indemnifying Party shall pay all of such remaining sums so due and owing to the Indemnified Party by wire transfer of immediately available funds within five Business Days after the date of such notice or otherwise in accordance with this Article VI.

Section 6.5 Exclusive Remedy; Survival.

(a) Except as set forth in Section 1.6 and for injunctive relief to the extent available pursuant to Section 8.13, from and after the Closing, the indemnity provided in this Article VI shall be the sole and exclusive remedy of each of the Liberty Parent Indemnified Persons and the Schlumberger Indemnified Persons with respect to any and all Actions for Losses sustained or incurred relating to, arising out of or resulting from this Agreement, including the allocation of Assumed Liabilities and Retained Liabilities, except in the case of any claim based on fraud or a Willful and Material Breach of any covenant, agreement or obligation contained in this Agreement.

(b) All representations and warranties of the Parties contained in this Agreement and all claims with respect thereto shall terminate at the Closing or upon the earlier Termination Date pursuant to Section 7.1(b), as the case may be, except that the Fundamental Representations and all claims with respect thereto shall survive forever. It is the intention of the Parties that the Termination Date set forth in this Section 6.5(b) supersede a statute of limitation applicable to such representations and warranties or claim with respect thereof other than in the case of fraud. No Indemnified Party shall be required to show reliance on any representation, warranty, certificate or other agreement in order for such Indemnified Party to be entitled to indemnification, compensation or reimbursement hereunder.

(c) The covenants and agreements of the Parties contained in this Agreement and all claims with respect thereto shall terminate at the Closing or upon the earlier termination of this Agreement pursuant to Section 7.1, as the case may be, except for those covenants and agreements contained in this Agreement that by their terms are to be performed in whole or in part after the Closing (or survive termination of this Agreement, as applicable, pursuant to Section 7.3(a)), each of which shall remain in full force and effect until fully performed; provided, however, that any obligations to indemnify and hold harmless shall not terminate with respect to any Losses as to which an Indemnified Party shall have given notice (stating the reasonable basis of the claim for indemnification) to the Indemnifying Party in accordance with Section 6.4 before such time.

ARTICLE VII

TERMINATION

Section 7.1 Termination of Agreement. This Agreement may be terminated prior to the Closing as follows:

(a) by mutual written consent of Liberty Parent or Schlumberger US, on behalf of itself and Schlumberger Canada;

(b) by either Liberty Parent or Schlumberger US, on behalf of itself and Schlumberger Canada, by giving written notice of such termination to the other Party, if the Closing shall not have occurred on or prior to the close of business on March 31, 2021 (the “Termination Date”); provided, that (i) if all of the conditions to Closing, other than the conditions set forth in Section 5.1(c), shall have been satisfied or are capable of being satisfied at such time, the Termination Date shall automatically be extended to August 31, 2021 and (ii) the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to any Party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately caused or resulted in the failure of a condition to the consummation of the Equity Sale or the other transactions contemplated hereby;

(c) by Schlumberger US, on behalf of itself and Schlumberger Canada, if there has been a breach of any representation, warranty, covenant or agreement made by any of the Liberty Parties in this Agreement, or any such representation and warranty shall have become untrue after the date hereof, in each case such that Section 5.3(a) (Representations and Warranties of the Liberty Parties) or Section 5.3(b) (Performance of Obligations and Agreements by the Liberty Parties) would not be satisfied (“Liberty Terminable Breach”) and such breach or condition is not curable or, if curable, is not cured within the earlier of (i) 30 days after written notice thereof is given by Schlumberger US to Liberty Parent and (ii) the Termination Date;

(d) Schlumberger US, on behalf of itself and Schlumberger Canada, upon a Change of Recommendation;

(e) by Liberty Parent if there has been a breach of any representation, warranty, covenant or agreement made by any of the Schlumberger Parties in this Agreement, or any such representation and warranty shall have become untrue after the date hereof, in each case such that Section 5.2(a) (Representations and Warranties of the Schlumberger Parties) or Section 5.2(b) (Performance of Obligations and Agreements by the Schlumberger Parties) would not be satisfied (together with Liberty Terminable Breach, “Terminable Breach”) and such breach or condition is not curable or, if curable, is not cured within the earlier of (i) 30 days after written notice thereof is given by Liberty Parent to Schlumberger US, on behalf of itself and Schlumberger Canada, and (ii) the Termination Date;

(f) by Schlumberger US, on behalf of itself and Schlumberger Canada, if Riverstone shall have materially violated or materially breached its covenants or agreements in Articles II or III of the Stockholder Voting Agreement, and such breach or condition is not curable or, if curable, is not cured within the earlier of (i) 30 days after written notice thereof is given by Schlumberger US to Liberty Parent and (ii) the Termination Date;

(g) by Schlumberger US, on behalf of itself and Schlumberger Canada, if Liberty Parent or any of the directors or executive officers of Liberty Parent or its Subsidiaries shall have breached its obligations under Section 4.7 (No Solicitation) in any material respect; provided, that Schlumberger US may not terminate this Agreement pursuant to this Section 7.1 after Liberty Parent Stockholder Approval has been obtained; or

(h) by either Liberty Parent or by Schlumberger US, on behalf of itself and Schlumberger Canada, if the Liberty Parent Stockholder Approval shall not have been obtained upon a vote held at a duly held Liberty Parent Stockholders Meeting, or at any adjournment or postponement thereof.

Section 7.2 Procedure Upon Termination. In the event of termination by Liberty Parent, Schlumberger US or Schlumberger Canada, or any of them, pursuant to Section 7.1, written notice thereof shall forthwith be given to the other Party, and this Agreement shall terminate, and the Pre-Closing Restructuring shall be abandoned, without further action by any of the Liberty Parties or Schlumberger Parties.

Section 7.3 Effect of Termination.

(a) In the event that this Agreement is terminated in accordance with Sections 7.1 and 7.2 and except as expressly provided in Section 7.3(b) and Section 4.1(a)(i), then each of the Parties shall be relieved of their duties and obligations arising under this Agreement after the date of such termination and such termination shall be without liability to the other Parties, and each Transaction Document shall be deemed null and void ab initio; provided, that the obligations of the Parties set forth in this Section 7.3, Section 4.1(a)(i) (Indemnification for Investigatory Process), Section 4.11 (Confidentiality), Section 4.13 (Publicity) and Article VIII (Miscellaneous) hereof shall survive any such termination and shall be enforceable hereunder; provided, further, that notwithstanding anything to the contrary herein, no such termination shall relieve any Party from liability for any damages for a Willful and Material Breach of this Agreement or intentional fraud.

(b) In the event that this Agreement is terminated in accordance with Section 7.2 (Procedure Upon Termination) pursuant to Section 7.1(d) (Change of Recommendation), then Liberty Parent shall pay Schlumberger US (or its designee) an amount of cash equal to $21,852,000 (the “Schlumberger Termination

Fee”) by wire transfer of immediately available funds to an account designated by Schlumberger US. The Schlumberger Termination Fee shall be paid no later than three Business Days after Schlumberger US delivers notice of termination of this Agreement to Liberty Parent.

(c) The Parties agree that the monetary remedies set forth in this Section 7.3 and specific performance remedies set forth in Section 8.13 shall be the sole and exclusive remedies of (i) each Schlumberger Party against one or more Liberty Parties and any of their respective former, current or future directors, officers, shareholders, Representatives or Affiliates for any loss suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated except in the case of intentional fraud or a Willful and Material Breach of any covenant, agreement or obligation (in which case only the Liberty Parties shall be jointly and severally liable for damages for such intentional fraud or Willful and Material Breach), and upon payment of such amount, none of the Liberty Parties or any of their respective former, current or future directors, officers, shareholders, Representatives or Affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement, except for the liability of the Liberty Parties in the case of intentional fraud or a Willful and Material Breach of any covenant, agreement or obligation; and (ii) each Liberty Party against one or more Schlumberger Parties and any of their respective former, current or future directors, officers, shareholders, Representatives or Affiliates for any loss suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated except in the case of intentional fraud or a Willful and Material Breach of any covenant, agreement or obligation (in which case only the Schlumberger Parties shall be jointly and severally liable for damages for such intentional fraud or Willful and Material Breach), and upon payment of such amount, none of the Schlumberger Parties or any of their respective former, current or future directors, officers, shareholders, Representatives or Affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement, except for the liability of Schlumberger Parties in the case of intentional fraud or a Willful and Material Breach of any covenant, agreement or obligation.

(d) The Parties agree that the agreements contained in Section 7.3(b) are an integral part of the transactions contemplated by this Agreement and the other Transaction Documents, and that, without these agreements, the Parties would not enter into this Agreement. If Liberty Parent fails to promptly pay the Schlumberger Termination Fee when due in accordance with Section 7.3(b), interest shall accrue on such amount from the date such payment was required to be paid pursuant to the terms of this Agreement until the date of payment at the rate of 8% per annum. If, in order to obtain payment of the Schlumberger Termination Fee, Schlumberger US or any of its Affiliates commences an Action that results in judgment for Schlumberger US or such Affiliate for the amount of the Schlumberger Termination Fee, Liberty Parent shall pay Schlumberger US or such Affiliate its reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such Action. If, in order to obtain payment for any damages for any loss suffered as a result of intentional fraud or a Willful and Material Breach of any covenant, agreement or obligation by a Party, another Party or any of its Affiliates commences an Action that results in judgment for such Party or such Affiliate for the amount of such damages, Schlumberger US (in the case intentional fraud or a Willful and Material Breach of any covenant, agreement or obligation by a Schlumberger Party), or Liberty Parent (in the case intentional fraud or a Willful and Material Breach of any covenant, agreement or obligation by a Liberty Party), as applicable, shall pay such Party or such Affiliate its reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such Action.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Notices. All notices, requests and other communications to any Party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by electronic mail (“e-mail”) (but only if confirmation of receipt of such e-mail is requested and received; provided, that each notice Party shall use reasonable best efforts to confirm receipt of any such email correspondence promptly upon receipt of such request); or (c) if transmitted by national overnight courier, in each case as addressed as follows:

If to any Schlumberger Party:

Schlumberger Technology Corporation

3600 Briarpark Drive

Houston, TX 77042

Attention:         General Counsel

E-mail:             slaureles@slb.com

with a required copy to (which copy shall not constitute notice):

Kirkland & Ellis LLP

609 Main Street, Suite 4700

Houston, Texas 77002

Attention:         Sean T. Wheeler, P.C.

                          Kim Hicks, P.C.

E-mail:             sean.wheeler@kirkland.com

                          kim.hicks@kirkland.com

Schlumberger Limited

5599 San Felipe

Houston, Texas 77056

Attention: Director of Corporate Legal Affairs

E-mail:              slaureles@slb.com

If to any Liberty Party:

Liberty Oilfield Services Inc.

950 17th Street, Suite 2400

Denver, Colorado 80202

Attention:         General Counsel

E-mail: Sean.Elliott@libertyfrac.com

with a required copy to (which copy shall not constitute notice):

Vinson & Elkins L.L.P.

1001 Fannin, Suite 2500

Houston, Texas 77002

Attention:         David P. Oelman

                          Stephen M. Gill

E-mail:             doelman@velaw.com

                          sgill@velaw.com

Section 8.2 Amendment; Waiver.

(a) This Agreement may be amended by the Parties at any time before or after approval of the matters presented to Liberty Parent’s stockholders in connection with obtaining the Liberty Parent Stockholder Approval, but, after any such approval, no amendment shall be made that by law requires further approval by such stockholders without such further approval. This Agreement shall not be amended or modified except by written instrument duly executed by each of the Parties.

(b) No waiver of any term or provision of this Agreement shall be effective unless in writing, signed by the Party against whom enforcement of the same is sought. The grant of a waiver in one instance does not constitute a continuing waiver in any other instances. No failure by any Party to exercise, and no delay by any Party in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof.

Section 8.3 Counterparts; Signatures. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Each Party acknowledges that it and the other Parties may execute this Agreement by facsimile or pdf signature. Each Party expressly adopts and confirms each such facsimile or pdf signature made in its respective name as if it were a manual signature, agrees that it will not assert that any such signature is not adequate to bind such Party to the same extent as if it were signed manually, and agrees that at the reasonable request of the other Parties at any time it will as promptly as reasonably practicable cause this Agreement to be manually executed (any such execution to be as of the date of the initial date thereof).

Section 8.4 Assignment and Binding Effect. No Party may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder, by operation of law or otherwise, without the prior written consent of the other Parties, and any such attempted assignment, delegation or transfer shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors, permitted transferees and permitted assigns.

Section 8.5 Entire Agreement. This Agreement, the other Transaction Documents, the Confidentiality Agreement and the schedules and exhibits hereto and thereto constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all previous agreements, negotiations, discussions, understandings, writings, commitments and conversations between the Parties with respect to such subject matter. No agreements or understandings exist among the Parties other than those set forth or referred to herein or therein.

Section 8.6 Severability. If any provision of this Agreement or any other Transaction Document or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or thereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby, as the case may be, is not affected in any manner adverse to any Party. Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the Parties. In the event the Parties are not able to agree, such provision shall be construed by limiting and reducing it so that such provision is valid, legal, and fully enforceable while preserving to the greatest extent permissible the original intent of the Parties; the remaining terms and conditions of this Agreement or any other Transaction Document shall not be affected by such alteration.

Section 8.7 Headings. The heading references herein and the table of contents hereof are for convenience purposes only, and shall not be deemed to limit or affect any of the provisions hereof.

Section 8.8 No Third Party Beneficiaries. The provisions of this Agreement and the other Transaction Documents are solely for the benefit of the Parties and their respective successors and permitted assigns and are not intended to confer upon any Person, except the Parties and their respective successors and permitted assigns, any rights or remedies hereunder. There are no third party beneficiaries of this Agreement or the other Transaction Documents, and this Agreement and the other Transaction Documents shall not provide any third party with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

Section 8.9 Governing Law; Venue; Waiver of Jury Trial.

(a) THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT,

SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

(b) EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, RELATING TO OR RESULTING FROM THIS AGREEMENT, ANY TRANSACTION DOCUMENT, AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE CONTEMPLATED TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.9.

(c) THE PARTIES HEREBY AGREE THAT ANY SUIT, ACTION OR PROCEEDING SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER RELATING TO, ARISING OUT OF OR RESULTING FROM OR IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL BE BROUGHT IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR IF SUCH COURT DOES NOT HAVE JURISDICTION, IN ANY FEDERAL COURT WITHIN THE STATE OF DELAWARE ONLY, AND THAT ANY CAUSE OF ACTION RELATING TO, ARISING OUT OF OR RESULTING FROM THIS AGREEMENT SHALL BE DEEMED TO HAVE ARISEN FROM A TRANSACTION OF BUSINESS IN THE STATE OF DELAWARE. EACH OF THE PARTIES HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS THEREFROM) IN ANY SUCH SUIT, ACTION OR PROCEEDING AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT ANY SUCH SUIT, ACTION OR PROCEEDING THAT IS BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES AGREES THAT A JUDGMENT IN ANY SUCH ACTION MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(d) Each of the Parties hereby consents to process being served by any party to this Agreement in any suit, Action or proceeding by the delivery of a copy thereof in accordance with the provisions of Section 8.1.

Section 8.10 Expenses. Except as otherwise expressly provided in the Transaction Documents, each Party shall bear its own costs and expenses in connection with the preparation, negotiation and execution, amendment or modification of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby; provided, however, that any filing fees paid to any Governmental Authority with respect to the transactions contemplated hereby pursuant to the HSR Act and the Competition Act shall be shared equally between Schlumberger US and Schlumberger Canada, on the one hand, and US Buyer, Canadian Buyer and Liberty Parent, on the other hand.

Section 8.11 Limited Liability. Notwithstanding any other provision of this Agreement, no Person who is a stockholder or Representative of Liberty Parent, US Buyer, Canadian Buyer, Schlumberger Parent, Schlumberger US, Schlumberger Canada or any of their respective Affiliates, in his or her capacity as such, shall have any liability in respect of or relating to the covenants or obligations of such Party under this Agreement and, to the fullest extent legally permissible, each of Liberty Parent, US Buyer, Canadian Buyer, Schlumberger Parent, Schlumberger US and Schlumberger Canada, for itself and its respective stockholders, Affiliates and Representatives waives and agrees not to seek to assert or enforce any such liability that any such Person might otherwise have pursuant to Applicable Law; provided, however, that nothing in this Section 8.11 shall limit any liability of the Parties for breaches of the terms and conditions of this Agreement.

Section 8.12 Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated by this Agreement may only be brought against, the Parties and then only with respect to the specific obligations set forth herein with respect to such party. Except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party in this Agreement and not otherwise), no past, present or future director, manager, officer, employee, incorporator, member, partner, equity holder, Affiliate, agent, attorney, advisor, consultant or Representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of Liberty Parent, US Buyer, Canadian Buyer, Schlumberger US or Schlumberger Canada under this Agreement (whether for indemnification or otherwise) or of or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated by this Agreement.

Section 8.13 Injunctive Relief. The Parties agree that irreparable damage, for which monetary damages would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the Parties. Prior to the termination of this Agreement pursuant to Section 7.1, it is accordingly agreed that the Parties shall be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in each case in accordance with this Section 8.13, this being in addition to any other remedy to which they are entitled under the terms of this Agreement at Applicable Law or in equity. Each Party accordingly agrees (a) the non-breaching Party will be entitled to injunctive and other equitable relief, without proof of actual damages; and (b) the alleged breaching Party will not raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such Party under this Agreement and will not plead in defense thereto that there are adequate remedies under Applicable Law, all in accordance with the terms of this Section 8.13. Each Party further agrees that no other Party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.13, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. If prior to the Termination Date, any Party brings an action to enforce specifically the performance of the terms and provisions hereof by any other Party, the Termination Date shall automatically be extended by such other time period established by the court presiding over such action.

Section 8.14 Other Definitional and Interpretive Matters. For all purposes of this Agreement, except as otherwise expressly provided:

(a) Words importing the singular number or plural number include the plural number and singular number respectively;

(b) Words importing the masculine gender include the feminine and neuter genders and vice versa;

(c) All references to a given agreement, instrument or other document are references to that agreement, instrument or other document as modified, amended, supplemented and restated from time to time (but only if such modification, amendment, supplement or restatement is permitted pursuant hereto or pursuant to such agreement, instrument or other document);

(d) Any reference to a statute includes, and is deemed to be, a reference to such statute and to the rules, regulations, ordinances, interpretations, policies and guidance made pursuant thereto, and all amendments made to such statute and other such implementing provisions and enforced from time to time, and to any statute or other implementing provisions subsequently passed or adopted having the effect of supplementing or replacing such statute or such other implementing provisions;

(e) References herein to “include,” “includes” and “including” will be deemed to be followed by the phrase “without limitation;”

(f) References herein to “$,” “USD” or “dollars” means lawful currency of the United States of America;

(g) Reference in this Agreement to “herein,” “hereby,” “hereof” or “hereunder,” or any similar formulation, will be deemed to refer to this Agreement;

(h) Unless otherwise indicated, all references to time of day refer to Central Standard Time or Central Daylight Savings Time, as in effect in Houston, Texas on such day. For purposes of the computation of a period of time under this Agreement, (i) the word “from” means “from and including” and the words “to” and “until” each means “to but excluding” and (ii) (A) the day of the act, event or default from which the designated period of time begins to run will be included, unless such period of time is denominated in Business Days and the day of the act, event or default is not a Business Day, in which event the period will begin on the next day that is a Business Day, and (B) the last day of the period so computed will not be included;

(i) Subject to any applicable restrictions on assignment or other transfer in a Transaction Document, any references to a Person in such Transaction Document shall be deemed to be references to such Person’s successors, permitted transferees and permitted assigns from and after the effective date of the relevant succession, transfer or assignment;

(j) The use of the term “shall,” “will” or “must” indicates a mandatory action and the use of the term “may” indicates a permissive action;

(k) In the event of any conflict between the general terms and conditions of this Agreement and the specific terms and conditions which have been mutually agreed to by the Parties in a Transaction Document, the terms and conditions contained in the Transaction Document shall prevail;

(l) The Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement

(m) References to “Knowledge of Schlumberger,” “Schlumberger’s Knowledge,” “Knowledge of Liberty” or “Liberty’s Knowledge” mean the “Knowledge of the Schlumberger Parties” or the “Knowledge of the Liberty Parties,” as applicable; and

(n) References to “made available” means, with respect to any document, that such document was (i) in the electronic data room relating to the transactions contemplated by this Agreement maintained by the Schlumberger Parties or Liberty Parties, as applicable, prior to the execution of this Agreement or (ii) included in the Schlumberger Reports or Liberty Reports, as applicable, prior to the execution of this Agreement.

ARTICLE IX

DEFINITIONS

Section 9.1 Definitions. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 9.1:

“A&R Stockholders Agreement” means that certain Amended and Restated Stockholders Agreement to be entered into as of the Closing by and among Schlumberger US, Schlumberger Canada, Liberty Parent, R/C IV Liberty Holdings, L.P. and R/C Energy IV Direct Partnership, L.P., in substantially the form attached hereto as Exhibit A.

“Action” means any demand, charge, claim, action, suit, counter suit, hearing, arbitration, inquiry, proceeding, audit, review, complaint, litigation or investigation of any nature, whether administrative, civil, criminal, regulatory or otherwise, by or before any Person, including any federal, state, local, foreign or international Governmental Authority or any arbitration or mediation tribunal.

“Affiliate” means, with respect to any Person, another Person directly or indirectly controlling, controlled by, or under common control with that Person; provided, that, for the avoidance of doubt, from and after the Closing, Schlumberger US, Schlumberger Canada and their respective Affiliates shall not be deemed to be Affiliates of US Buyer, Canadian Buyer, Liberty Parent or any of their respective Subsidiaries (including the Target Companies).

“Agreement” has the meaning set forth in Preamble.

“Alliance Agreement” means that certain Alliance Agreement to be entered into by and among Schlumberger US, Schlumberger Canada and Liberty Parent as of the Closing containing terms and conditions consistent with the principles described on Section 9.1(a) of the Schlumberger Disclosure Letter.

“Alternative Acquisition Agreement” has the meaning set forth in Section 4.7(d)(iv).

“Antitrust Laws” means the HSR Act, the Clayton Antitrust Act, as amended, the Sherman Antitrust Act, as amended, the Federal Trade Commission Act, as amended, the Competition Act, as amended, and any other antitrust, unfair competition, merger or acquisition notification, or merger or acquisition control law under any applicable jurisdictions, whether federal, state, local, or foreign.

“Applicable Date” has the meaning set forth in Section 3.2(g)(i).

“Applicable Law” means any applicable federal, state, local, municipal or non-U.S. law, statute, provincial, territorial, rule, regulation, ordinance, code, directive, Order, decree, direction or demand, authorization or treaty issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority (or under the authority of the NYSE) and any relevant final administrative or judicial precedent interpreting or applying the foregoing.

“Appointed Big 4 Firm” has the meaning set forth in Section 2.6.

“Assumed Liabilities” means the US Assumed Liabilities and the Canadian Assumed Liabilities.

“Automatically Included Schlumberger Material Contracts” has the meaning set forth in Section 4.24.

“Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA (whether or not subject to ERISA), and any retirement, pension, savings, health, welfare, post-termination or retiree health or welfare, employment, individual consulting, change in control, retention, severance, equity or equity based, profit sharing, deferred compensation, bonus, incentive, paid time off, fringe or other benefit or compensation plan, policy, program, practice, Contract, agreement or arrangement, in each case, other than any of the foregoing sponsored or maintained by a Governmental Authority.

“Business” means the assets and Liabilities, including the Transferred Assets and the Assumed Liabilities, that constitute Schlumberger US’s and Schlumberger Canada’s (or, from and after the Restructuring Closing, the Target Companies’) business of providing hydraulic fracturing pumping services in onshore United States and Canada, including (a) the provision of pressure pumping and pump down perforating services and (b) the Permian Sand Mining Business. For the avoidance of doubt, in no event shall the definition of Business include cementing; acidizing; sand control; gravel packing; manufacturing and sale of chemicals (including individual chemical compounds, polymers, compositions or mixtures of a plurality of compounds and/or polymers, or formulated treatment fluids or its components) used in hydraulic fracturing, and equipment and parts used in or necessary for such manufacturing; frac plugs; perforating guns; charges; toe initiation valves and other multistage completion products; engineering, advisory and consulting services on hydraulic services design; reservoir studies; full field reviews; and related types of miscellaneous pressure pumping services, and coiled-tubing related services.

“Business Contracts” means all Contracts to which a Schlumberger Party or any of its Affiliates is a party or otherwise bound and that are primarily used in connection with the Business or by which the Transferred Assets may be bound or affected, including for the avoidance of doubt the Contracts set forth on Section 9.1(b) of the Schlumberger Disclosure Letter.

“Business Day” means any day other than a Saturday, a Sunday, a legal holiday in Calgary, Alberta, Houston, Texas, or any other day on which commercial banks in either such location are authorized by Applicable Law to close.

“Business Employees” means all individuals, as of the date of this Agreement, who are employed by Schlumberger US, Schlumberger Canada or one of their respective Affiliates primarily in connection with the US Business or the Canadian Business, as applicable.

“Business Permits” means all Permits held by a Schlumberger Party or any of its Affiliates that are primarily related to the ownership and operation of the US Business or the Canadian Business as conducted as of the date of this Agreement.

“Canadian Assumed Liabilities” has the meaning set forth in Section 1.5(a).

“Canadian Business” means the portion of the Business conducted in Canada through the ownership and operation of the Canadian Transferred Assets, other than any Retained Assets.

“Canadian Buyer” has the meaning set forth in the Preamble.

“Canadian Buyer Note” means the unsecured, non-interest bearing demand promissory note, in a form to be agreed upon between Schlumberger Canada and Canadian Buyer, to be issued by Canadian Buyer to Schlumberger Canada as consideration for the Canadian Equity Sale, the principal amount of which shall equal the fair market value of a number of shares of Liberty Parent Class A Common Stock equal to the Schlumberger Canada Consideration, based on the trading price of such shares as of the end of the day on the Closing Date, and which shall be payable, in the sole discretion of Canadian Buyer, in either cash or the number of shares of Liberty Parent Class A Common Stock equal to the Schlumberger Canada Consideration; provided, however, that the option to pay in cash shall terminate upon Schlumberger Canada’s assignment of the Canadian Buyer Note to another party (which assignment may not occur sooner than one hour after the close of trading on the NYSE on the Closing Date)

“Canadian Equity Sale” has the meaning set forth in the Recitals.

“Canadian Final Working Capital” has the meaning set forth in the Canadian Restructuring Contribution Agreement.

“Canadian Intended Tax Treatment” has the meaning set forth in Section 4.14(a)(ii).

“Canadian Restructuring Contribution Agreement” means that certain Contribution Agreement entered into simultaneously with the execution of this Agreement by and between Schlumberger Canada and Schlumberger Canada Target and providing for the portion of the Pre-Closing Restructuring related to the Canadian Business and the Canadian Transferred Assets, in substantially in the form attached hereto as Exhibit B.

“Canadian Transferred Assets” has the meaning set forth in Section 1.4(a).

“Change of Recommendation” has the meaning set forth in Section 4.7(d)(vii).

“Closing” has the meaning set forth in Section 2.3.

“Closing Date” has the meaning set forth in Section 2.3.

“CoC Non-Compete Termination” has the meaning set forth in Section 4.8(b).

“Code” means the United States Internal Revenue Code of 1986.

“Commissioner” means the Commissioner of Competition appointed under subsection 7(1) of the Competition Act.

“Competing Proposal” means any bona fide Contract, proposal, offer, or indication of interest (whether or not in writing) relating to any transaction or series of related transactions (other than transactions with any of the Schlumberger Parties) involving: (a) any direct or indirect acquisition (by asset purchase, stock purchase, merger, or otherwise) by any Person or “group” (as defined in Section 13(d) of the Exchange Act) of any business or assets of Liberty Parent or any of its Subsidiaries (including capital stock of or ownership interest in any Subsidiary) where the fair market value of the assets so acquired would represent more than 25% of the fair market value of all the assets of Liberty Parent and its Subsidiaries, taken as a whole, immediately prior to such transaction, or any license, exchange, transfer, disposition, lease or long-term supply agreement having a similar economic effect; (b) any direct or indirect acquisition of beneficial ownership by any Person or group of 25% or more of the outstanding shares of Liberty Parent Common Stock or any tender or exchange offer that if consummated would result in any Person or group beneficially owning 25% or more of the outstanding shares of Liberty Parent Common Stock; (c) any merger, consolidation, share exchange, share issuance, business combination, recapitalization, liquidation, dissolution or similar transaction involving Liberty Parent that is structured to permit any Person or group to acquire beneficial ownership of 25% or more of Liberty Parent’s and its Subsidiaries’ assets or Equity Interests, including 25% or more of the outstanding Equity Interests of any surviving entity or resulting direct or indirect parent of Liberty Parent; or (d) any combination of the foregoing.

“Competition Act” means the Competition Act (Canada) and the regulations promulgated thereunder.

“Competition Act Clearance” means, with respect to the transactions contemplated by the Agreement, that (i) the Commissioner shall have issued (and not rescinded or amended) to the purchaser an advance ruling certificate under subsection 102(1) of the Competition Act, or (ii) (a) the waiting period under Section 123 of the Competition Act shall have expired or been terminated or the notification requirement shall have been waived pursuant to Section 113(c) of the Competition Act, and, unless such requirement is waived in writing by the purchaser, (b) the Commissioner shall have issued (and not rescinded or amended) to the purchaser a No Action Letter on terms satisfactory to the purchaser.

“Competitive Activities” means engaging in any business or enterprise that is competitive with the Transferred Business as it was conducted immediately prior to the date of this Agreement.

“Completions Supply Agreement” means that certain Completions Supply Agreement to be entered into by and among the Schlumberger US, Schlumberger Canada and Liberty Parent as of the Closing containing terms and conditions consistent with the principles described on Section 9.1(a) of the Schlumberger Disclosure Letter.

“Confidential Information” has the meaning set forth in Section 4.11(b).

“Confidentiality Agreement” has the meaning set forth in Section 4.11(a).

“Consents” means any consents, waivers, approvals or notification requirements.

“Consolidated Group” means any affiliated, combined, consolidated, unitary or similar group with respect to any Taxes, including any affiliated group within the meaning of Section 1504 of the Code electing to file consolidated federal income Tax Returns and any similar group under state or local or non-U.S. law.

“Contract” means any agreement, arrangement, lease, license, contract, purchase order, commitment, note, bond, mortgage, indenture or other instrument or obligation, in each case whether written or oral.

“control” (and its correlative meanings “controlling” and “controlled”) means the possession, direct or indirect, or the power to direct or cause the direction of, the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Conveyance” has the meaning set forth in Section 1.7(a). Variants of this term, such as “Convey,” will have correlative meanings.

“Corporate Documents” means, with respect to any entity, such entity’s articles or certificate of incorporation, bylaws, memorandum and articles of association, limited liability company agreement or partnership agreement, as applicable, and any other organizational documents of such entity.

“De Minimis Amount” has the meaning set forth in Section 6.3(b)(i).

“Deductible” has the meaning set forth in Section 6.3(b)(ii).

“Documents” means all files, documents, instruments, papers, books, reports, records, tapes, photographs, letters, budgets, forecasts, ledgers, journals, title policies, customer lists, regulatory filings, operating data and plans, technical documentation (design specifications, functional requirements, operating instructions, logic manuals, flow charts, etc.), user documentation (installation guides, user manuals, training materials, release notes, working papers, etc.), marketing documentation (sales brochures, flyers, pamphlets, web pages, etc.), Tax Returns and other Tax records, and other similar materials in each case whether or not in electronic form.

“Draft Allocation Schedule” has the meaning set forth in Section 2.6.

“Employee Matters Agreement” means that certain Employee Matters Agreement to be entered into by and among Schlumberger US, Schlumberger Canada and Liberty Parent as of the Closing containing terms and conditions consistent with the term sheet attached hereto as Exhibit C.

“Environmental Law” means any applicable federal, state, local or foreign statute, law, rule (including fundamental principles of common law), regulation, ordinance, code, judgment, settlement, order, or other legally enforceable approval, directive or requirement of any Governmental Authority relating to (a) pollution, (b) protection of the environment (including natural resources), human health or public or worker safety (to the extent such health or safety relate to exposure to Hazardous Substances), (c) the presence, Release or threatened Release of, or exposure to, Hazardous Substances, or (d) otherwise relating to the processing, use, treatment, storage, handling, transport or disposal, or arrangement for transport or disposal of Hazardous Substances.

“Environmental Liabilities” means all Liabilities relating to, arising out of, resulting from or under (a) any Environmental Law or Environmental Permit, (b) any Contract, Order or Legal Proceeding relating to environmental, health or safety matters to the extent arising under Environmental Laws (and in the case of health or safety, to the extent relating to exposure to Hazardous Substances), (c) any Remedial Action, or (d) any presence, Release or threatened Release of, or exposure to, any Hazardous Substances, and, in each case of (a) through (b), all costs and expenses, interest, fines, penalties or other monetary sanctions in connection therewith.

“Environmental Permit” means any permit, license, registration, consent, certification, exemption, variance, approval or other authorization issued under or pursuant to Environmental Laws.

“Equipment” means all equipment and vehicles owned or primarily used by Schlumberger US or its Affiliates or Schlumberger Canada or its Affiliates in the US Business or the Canadian Business, as applicable, including mobile pressure pumping equipment, trucks, trailers, pressure control equipment and gun loading equipment, including for the avoidance of doubt the Equipment set forth on Section 9.1(c) of the Schlumberger Disclosure Letter.

“Equity Assignment Agreement” means that certain Equity Assignment Agreement to be entered into by and among Schlumberger US, US Buyer, Schlumberger Canada and Canadian Buyer as of the Closing, in substantially the form attached hereto as Exhibit D, evidencing (a) Schlumberger US’s assignment and transfer to US Buyer of the Target US Interests and (b) Schlumberger Canada’s assignment and transfer to Canadian Buyer of the Target Canadian Interests.

“Equity Interest” means (a) the equity ownership rights in a business entity, whether a corporation, company, joint stock company, limited liability company, general or limited partnership, joint venture, bank, association, trust, trust company, land trust, business trust, sole proprietorship, or other business entity or organization, and whether in the form of capital stock, ownership unit, limited liability company interest, limited or general partnership interest, or any other form of ownership, and (b) all Equity Interest Equivalents.

“Equity Interest Equivalents” means all rights, warrants, options, convertible securities or Indebtedness, exchangeable securities or other instruments, or other rights that are outstanding and exercisable for or convertible or exchangeable into, directly or indirectly, any Equity Interest described in clause (a) of the definition thereof at the time of issuance or upon the passage of time or occurrence of some future event.

“Equity Sale” has the meaning set forth in the Recitals.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means all employers (whether or not incorporated) that would be treated together with any entity as a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

“Excise Tax Act” means the Excise Tax Act (Canada).

“Exchange Act” means the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations promulgated thereunder, all as amended, and as the same may be in effect from time to time.

“Excluded Business Contracts” means the Contracts related to the Business that (i) are listed on Section 9.1(d) of the Schlumberger Disclosure Letter, (ii) are Shared Contracts or (iii) are (A) Schlumberger

Material Contracts not listed on Schedule 3.1(l) of the Schlumberger Disclosure Schedule Letter as of Closing and (B) are not Automatically Included Schlumberger Material Contracts.

“Excluded Intellectual Property” means all Intellectual Property held by any Schlumberger Party or any of its Affiliates that is not Transferred Intellectual Property, including all Intellectual Property used in connection with the Business that is set forth on Section 9.1(e) of the Schlumberger Disclosure Letter.

“Excluded Permits” means the Permits related to the Business and listed on Section 9.1(f) of the Schlumberger Disclosure Letter.

“Existing Stockholders Agreement” means that certain Stockholders Agreement, dated as of January 17, 2018, by and among Liberty Parent, R/C IV Liberty Oilfield Services Holdings, L.P., R/C Energy IV Direct Partnership, L.P., Laurel Road, LLC, Laurel Road II, LLC, Concentric Equity Partners II, L.P., BRP Liberty, LLC, Bay Resource Partners, L.P., Bay II Resource Partners, L.P., Thomas E. Claugus, GMT Exploration, LLC and SH Ventures LOS, LLC, as amended, restated, modified, waived or otherwise supplemented from time to time.

“Final Allocation Schedule” has the meaning set forth in Section 2.6.

“Financially Efficient” means, with respect to a proposal by Liberty for Schlumberger US, Schlumberger Canada or any of their Affiliates to provide hydraulic fracturing services and related equipment, materials, supplies, employees and services in connection with a Schlumberger Integrated Project, that such proposal reflects arm’s length market rates for similar hydraulic fracturing services and related equipment, materials, supplies, employees and services in the United States or Canada, as applicable, in which the Schlumberger Integrated Project is located, based upon the specifications, service level requirements, standards, procedures, quality, performance, delivery times and reliability required by Schlumberger US, Schlumberger Canada or any of their Affiliates with respect to the Schlumberger Integrated Project.

“Fluid End Manufacturing Agreement” means that certain Fluid End Manufacturing Agreement to be entered into by and among Schlumberger US, Schlumberger Canada and Liberty Parent as of the Closing containing terms and conditions consistent with the principles described on Section 9.1(a) of the Schlumberger Disclosure Letter.

“Fundamental Representations” means the Liberty Parent Fundamental Representations and the Schlumberger Fundamental Representations.

“Furniture” means all furniture, fixtures, furnishings, leasehold improvements, and other tangible personal property owned or used by Schlumberger US or Schlumberger Canada, located on the Leased Sites or the Owned Sites, including artwork, desks, chairs, tables, computer and computer-related hardware such as computers, file servers, facsimile servers, scanners, color printers, laser printers and networks, copiers, telephone lines and numbers, telecopy machines and other telecommunication equipment, cubicles and miscellaneous office furnishings and supplies, in each case that are primarily used in connection with the operation or conduct of the Business.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any foreign or domestic federal, regional, provincial, state, local, municipal or other governmental or quasi-governmental authority or self-regulatory organization of any nature (including any agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers) or exercising, or entitled to exercise, any administrative, executive, judicial, legislative, enforcement, regulatory or Tax Authority or power.

“Green Tagged” means Pumps and Pump Ancillary Equipment that are fully assembled, operational and ready to deploy or actually deployed for customer field work at the standards consistent with the Schlumberger Parties’ and their Subsidiaries’ past practices from January 1, 2019 until February 29, 2020. For the avoidance of doubt, each Pump or item of Pump Ancillary Equipment that is operational at a customer site as of the Closing will be deemed to be Green Tagged for all purposes of this Agreement.

“GST/HST” means all goods and services Taxes, harmonized sales Taxes and any other similar Taxes imposed under Part IX of the Excise Tax Act or any other statute in any jurisdiction of Canada.

“Hazardous Substance” means any substance, whether by its nature or its use, that is regulated or as to which Liability or standards of conduct may arise or be imposed under or pursuant to any Environmental Law including any: (a) chemical, substance, material or waste defined, listed, designated or classified or designated as or included in the definition of “hazardous substance,” “hazardous material,” “hazardous waste,” “restricted hazardous waste,” “extremely hazardous waste,” “solid waste,” “toxic waste,” “extremely hazardous substance,” “toxic substance,” “toxic pollutant,” “contaminant,” “pollutant,” or words of similar meaning or import found in any Environmental Law, (b) petroleum hydrocarbons, petrochemical or petroleum products, petroleum substances, oil and natural gas exploration and production wastes, natural gas, condensate, crude oil, or any components, fractions or derivatives thereof; and (c) asbestos or asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive material or radon.

“Hire Date” means the date on or after the Closing Date that a Transferred Employee first assumes employment (or, in the case of an individual independent contractor, first commences his or her engagement) with Liberty Parent or any of its Subsidiaries.

“HSR Act” has the meaning set forth in Section 3.1(e).

“IE Notice” has the meaning set forth in Section 4.7(e)(iv)(B).

“IE Notice Period” has the meaning set forth in Section 4.7(e)(iv)(C).

“Indebtedness” of any Person means, without duplication, (a) the principal of and, accreted value and accrued and unpaid interest in respect of (i) all Liabilities of such Person for money borrowed, whether current or funded, secured or unsecured, and (ii) all Liabilities evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (b) all Liabilities of such Person in respect of mandatorily redeemable or purchasable capital stock or securities convertible into capital stock; (c) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable and other accrued current Liabilities); (d) all Liabilities for the reimbursement of any obligor under any drawn letter of credit or performance bond that is subject to an actual demand, or other similar agreement or credit transaction securing obligations of a type described in clauses (a) through (c) above to the extent of the obligation secured; (e) all obligations of the type referred to in clauses (a) through (d) of any Persons the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise; and (f) all obligations of the type referred to in clauses (a) through (d) above of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person).

“Indemnification Notice Period” has the meaning set forth in Section 6.4(c).

“Indemnified Party” has the meaning set forth in Section 6.4(a).

“Indemnifying Party” has the meaning set forth in Section 6.4(b).

“Integrated Project Management” means any project or work that is managed by any Person other than the resource holder that involves the integration of multiple services (which includes but is not limited to, site construction, well design, drilling program design, measurement services, completion, workover, flow enhancement, drilling services) on oil or gas wells.

“Integrated Services” means the provision of an integrated set of oilfield services by Schlumberger US or Schlumberger Canada (or their respective Affiliates) involving services provided by both of the Retained Business and the Business to a customer.

“Intellectual Property” means all intellectual property, industrial or other proprietary rights in any jurisdiction in the world, including: (a) all patents and utility models of any kind, patent applications, including provisional applications, and invention disclosures, and all related continuations, continuation-in-part, divisions, reissues, re-examinations, substitutions, and extensions thereof; (b) all trademarks, service marks, trade names, service names, brand names, trade dress, logos, Internet domain names, uniform resource locators, and corporate names, in each case whether or not Registered, and together with the common law rights and goodwill associated with any of the foregoing, and all applications, registrations and renewals thereof (collectively, “Marks”); (c) copyrights in and to published and unpublished works of authorship, in each case whether or not Registered or sought to be Registered, together with all common law rights and moral rights therein, and any applications and registrations therefor, including extensions, renewals, restorations, derivatives, and reversions; (d) rights in trade secrets and other legally recognized rights in and to Confidential Information, proprietary information, inventions, discoveries, and know-how; (e) mask work rights; and (f) intellectual property, industrial or other proprietary rights in Technology.

“Intellectual Property License Agreement” means that certain Intellectual Property License Agreement to be entered into by and among Schlumberger US, Schlumberger Canada, and Liberty Parent as of the Closing in substantially the form attached hereto as Exhibit E.

“Intervening Event” means any material development, event, effect, fact, change, circumstance, condition or occurrence that (a) occurs or arises after the date of this Agreement and (b) was not known to or reasonably foreseeable by the Liberty Parent Board as of the date of this Agreement (or if known, the magnitude or material consequences of which were not known by the Liberty Parent Board as of the date of this Agreement); provided, that, in no event shall a Competing Proposal or a Superior Proposal be an Intervening Event.

“IRS” means the U.S. Internal Revenue Service.

“Kermit Mine Assets” has the meaning set forth in the US Restructuring Contribution Agreement.

“Knowledge” means, (a) with respect to Schlumberger, the actual knowledge, after due and appropriate inquiry, of those Persons identified on Section 9.1(g) of the Schlumberger Disclosure Letter, and (b) with respect to Liberty, the actual knowledge, after due and appropriate inquiry, of those Persons identified on Section 9.1(h) of the Liberty Disclosure Letter.

“Leased Sites” has the meaning set forth in Section 3.1(j)(i)(A).

“Leasing End Date” has the meaning set forth in the Employee Matters Agreement.

“Legal Proceeding” means any judicial, administrative or arbitral action, suit, proceeding (public or private) or investigation by or before a Governmental Authority.

“Liability” means, with respect to any Person, any and all losses, claims, charges, debts, demands, actions, causes of action, suits, damages, obligations, payments, costs and expenses, sums of money, accounts, reckonings, bonds, specialties, indemnities and similar obligations, exoneration covenants, Contracts, controversies, doings, omissions, variances, guarantees, make whole agreements and similar obligations, and other liabilities and requirements, including all contractual obligations, whether absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, joint or several, whenever arising, and including those arising under any Applicable Law, Legal Proceeding, Action, threatened or contemplated Action (including the costs and expenses of demands, assessments, judgments, settlements and compromises relating thereto and attorneys’ fees and any and all costs and expenses, whatsoever reasonably incurred in investigating, preparing or defending against any such Legal Proceedings, Actions or threatened or contemplated Legal Proceedings or Actions) or Order of any Governmental Authority or any award of any arbitrator or mediator of any kind, and those arising under any Contract, in each case, whether or not recorded or reflected or otherwise disclosed or required to be recorded or reflected or otherwise disclosed, on the books and records or financial statements of any Person.

“Liberty 401(k) Plan” has the meaning set forth in Section 4.19(e).

“Liberty Benefit Plans” means any Benefit Plan sponsored, maintained, contributed to (or required to be contributed to) by Liberty or any of its Subsidiaries or under or with respect to which Liberty or any of its Subsidiaries has any Liability.

“Liberty Board Recommendation” has the meaning set forth in Section 3.2(b).

“Liberty Change of Control” means the occurrence of any of the following events after the Closing Date:

(a) any Person or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act (excluding a corporation or other entity owned, directly or indirectly, by the stockholders of Liberty Parent in substantially the same proportions as their ownership of stock of Liberty Parent), is or becomes the beneficial owner, directly or indirectly, of securities of Liberty Parent, US Buyer or Canadian Buyer representing more than 50% of the combined voting power of Liberty Parent’s then outstanding voting securities (excluding any Person (or an Affiliate thereof) or any group of Persons (or any Affiliate of any member of such group)) (x) who, as of January 17, 2018, was the beneficial owner, directly or indirectly, of securities of Liberty Parent representing more than 50% of the combined voting power of Liberty Parent’s then outstanding voting securities or more than 50% of the outstanding equity securities of US Buyer or Canadian Buyer or (y) is a Subsidiary of Liberty Parent;

(b) there is consummated a merger or consolidation of Liberty Parent, US Buyer or Canadian Buyer with any other corporation or other entity, and, with respect to such Liberty Party, immediately after the consummation of such merger or consolidation, either (i) the members of the Liberty Parent Board immediately prior to the merger or consolidation do not constitute at least a majority of the members of the board of directors of the company surviving the merger or, if the surviving company is a Subsidiary, the ultimate parent thereof, or (ii) the voting securities of Liberty Parent immediately prior to such merger or consolidation do not continue to represent or are not converted into more than 50% of the combined voting power of the then-outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving company is a Subsidiary, the ultimate parent thereof; or

(c) the stockholders of Liberty Parent approve a plan of complete liquidation or dissolution of Liberty Parent or there is consummated an agreement or series of related agreements for the sale or other disposition, directly or indirectly, by Liberty Parent of all or substantially all of either (i) Liberty Parent’s assets or (ii) US Buyer’s and Canadian Buyer’s assets, in each case other than such sale or other disposition by such Liberty Party of all or substantially all of such Liberty Party’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of Liberty Parent in substantially the same proportions as their ownership of Liberty Parent immediately prior to such sale.

Notwithstanding the foregoing, except with respect to clause (b)(i) above, a “Liberty Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the shares of Liberty Parent immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in, and own substantially all of the shares of, an entity which owns, either directly or through a Subsidiary, all or substantially all of the assets of Liberty Parent immediately following such transaction or series of transactions.

“Liberty Disclosure Letter” has the meaning set forth in Section 3.2.

“Liberty Indemnified Claim” has the meaning set forth in Section 6.1.

“Liberty Leased Property” means all leased sites of Liberty Parent and its Subsidiaries.

“Liberty Material Contract” means any Contract that has been filed by Liberty Parent pursuant to Items 601(b)(1), 601(b)(2), 601(b)(4), and 601(b)(9) of Regulation S-K promulgated under the Securities Act.

“Liberty Parent” has the meaning set forth in the Preamble.

“Liberty Parent Board” has the meaning set forth in the Recitals.

“Liberty Parent Capital Stock” has the meaning set forth in Section 3.2(f)(i).

“Liberty Parent Class A Common Stock” means the Class A common stock, par value $0.01 per share, of Liberty Parent.

“Liberty Parent Class B Common Stock” means the Class B common stock, par value $0.01 per share, of Liberty Parent.

“Liberty Parent Common Stock” means collectively the Liberty Parent Class A Common Stock and Liberty Parent Class B Common Stock.

“Liberty Parent Fundamental Representations” means the representations and warranties of Liberty Parent set forth in Section 3.2(a)(i)-(ii) (Organization and Good Standing), Section 3.2(b) (Authorization and Execution of Transaction Documents), Section 3.2(c) (Enforceability of Transaction Documents), Section 3.2(f)(i) (Capital Structure), Section 3.2(i)(iii) (Tax Classification), Section 3.2(q) (No Brokers) and Section 3.2(t) (Opinion of Financial Advisors).

“Liberty Parent Indemnified Persons” has the meaning set forth in Section 6.1.

“Liberty Parent LTIP” means the Liberty Parent Long Term Incentive Plan, adopted as of January 11, 2018.

“Liberty Parent Preferred Stock” has the meaning set forth in Section 3.2(f)(i).

“Liberty Parent PSUs” means any performance restricted stock units granted under the Liberty Parent LTIP.

“Liberty Parent RSUs” means any restricted stock units granted under the Liberty Parent LTIP.

“Liberty Parent Share Issuance” means the issuance by Liberty Parent of (i) the portion of the Share Consideration comprising the Schlumberger US Consideration, to be used as the consideration for the US Equity Sale, and (ii) to the extent applicable, the remainder of the Share Consideration, to be used as consideration for the repayment of the Canadian Buyer Note.

“Liberty Parent Stockholder Approval” the approval of the Liberty Parent Share Issuance by the affirmative vote of a majority of shares of Liberty Parent Common Stock entitled to vote thereon and present in person and represented by proxy at the Liberty Parent Stockholders Meeting in accordance with the rules and regulations of the NYSE and the Corporate Documents of Liberty Parent.

“Liberty Parent Stockholders Meeting” has the meaning set forth in Section 4.6(a).

“Liberty Party Lender Consent” means the consent of the required lenders and administrative agent to the acquisition by Schlumberger US and/or one or more of its wholly-owned Subsidiaries of a number of shares of Liberty Parent Class A Common Stock up to the number of shares of Liberty Parent Class A Common Stock that comprise the Share Consideration and Canadian Buyer’s entry into, and performance of, the Canadian Buyer Note under each of (i) the Credit Agreement, dated as of September 19, 2017 by and among Liberty Parent, as borrower, certain of Liberty Parent’s subsidiary entities, as guarantors, the financial institutions party thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent, as modified, amended, amended and restated, or supplemented and (ii) Credit Agreement, dated as of September 19, 2017 by and among Liberty Parent, as borrower, certain of Liberty Parent’s subsidiary entities, as guarantors, the financial institutions party thereto, as lenders, and U.S. Bank National Association, as administrative agent and collateral agent, as modified, amended, amended and restated, or supplemented.

“Liberty Parties” means Liberty Parent, US Buyer, Canadian Buyer and, after the Closing, the Schlumberger US Targets and Schlumberger Canada Target.

“Liberty Real Property” means all owned sites of Liberty Parent and its Subsidiaries.

“Liberty Reports” means all forms, statements, reports and documents filed or furnished by Liberty Parent with the SEC pursuant to the Exchange Act or the Securities Act, including any amendments thereto.

“Liberty Service Provider” has the meaning set forth in Section 3.2(l)(iii).

“Liberty Terminable Breach” has the meaning set forth in Section 7.1(c).

“Liberty Units” means “Units” (as defined in the Second Amended and Restated Limited Liability Company Agreement of US Buyer, dated as of January 17, 2018, as amended, supplemented, waived or otherwise modified from time to time).

“Licensed Materials” has the meaning set forth in Section 4.18(d).

“Lien” means any mortgage, pledge, hypothecation, security interest, lien, license, covenant not to sue, charge, option, assignment or encumbrance of any kind or any arrangement to provide priority or preference, including any easement, right-of-way, restriction (whether on voting, sale, transfer, disposition, use or otherwise), right, lease and other encumbrance on title to real or personal property (whether or not of record), whether voluntary or imposed by Applicable Law, and any agreement to give any of the foregoing.

“Losses” has the meaning set forth in Section 6.1.

“Management Voting Agreements” has the meaning set forth in the Recitals.

“Marks” has the meaning set forth in “Intellectual Property.”

“Material Adverse Effect” means any fact, event, change, occurrence, condition or effect that (a) is materially adverse to the business, financial condition, assets, properties or results of operations of (i) with respect to the Schlumberger Parties, the Transferred Business, taken as a whole and (ii) with respect to Liberty Parent, and its Subsidiaries taken as a whole, or (b) would prevent, materially delay or materially impair the consummation of, with respect to the Schlumberger Parties, the Pre-Closing Restructuring, the Equity Sale or any other transactions contemplated hereby or by the other Transaction Documents and, with respect to Liberty Parent, the Equity Sale, the Liberty Parent Share Issuance or any other transactions contemplated hereby or by the other Transaction Documents, except, in the case of clause (a), any such event, change, occurrence, condition or effect to the extent relating to, arising out of or resulting from:

(i) general changes or developments in any of the industries in which Schlumberger Parent and its Subsidiaries or Liberty Parent and its Subsidiaries, as applicable, operate;

(ii) changes in global, national or regional political conditions (including the outbreak or escalation of war (whether or not declared) or acts of terrorism), or other pandemic, epidemic or human health crisis (such as COVID-19) or in general economic, business, regulatory, political or market conditions or in national or global financial markets, or governmental shutdown or slowdown, including any worsening thereof;

(iii) any failure by Schlumberger Parent or by Liberty Parent, as applicable, to meet any published analyst estimates or expectations of its overall or segment or other subgroup revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by Schlumberger Parent or by Liberty Parent, as applicable, to meet its overall or segment or other subgroup internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, for any period ending on or after the date of this Agreement, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Material Adverse Effect” shall not be excluded in determining whether there has been a Material Adverse Effect);

(iv) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing currency exchange or interest rates, and any change to monetary policy or fiscal policy;

(v) any decline in the market price or trading volume of the common stock of Schlumberger Parent or the Liberty Parent Common Stock, as applicable (provided, that the facts or occurrences giving rise to or contributing to such decline that are not otherwise excluded from the definition of “Material Adverse Effect” shall not be excluded in determining whether there has been a Material Adverse Effect);

(vi) any change or announcement of a potential change in the credit rating of Schlumberger Parent or any of its Subsidiaries or of Liberty Parent or any of its Subsidiaries (provided, that the facts or occurrences giving rise to or contributing to such change or potential change that are not otherwise excluded from the definition of “Material Adverse Effect” shall not be excluded in determining whether there has been a Material Adverse Effect);

(vii) any action required or permitted by this Agreement or any other Transaction Document;

(viii) any changes in Applicable Laws or accounting rules (including GAAP) or the enforcement, implementation or interpretation thereof;

(ix) the announcement, pendency or completion of the transactions contemplated by this Agreement, any other Transaction Document or in connection with the Pre-Closing Restructuring, including losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with the Business or with Schlumberger US, Schlumberger Canada or their respective Affiliates; or

(x) any natural or man-made disaster or acts of God;

provided, further, however that, with respect to clauses (i), (ii) and (x) such change, event, circumstance or development does not disproportionately adversely affect Schlumberger Parent and its Subsidiaries or Liberty Parent and its Subsidiaries, as applicable, compared to other companies operating in the industries in which Schlumberger Parent and its Subsidiaries or Liberty Parent and its Subsidiaries, as applicable, operate.

“Measurement Date” has the meaning set forth in Section 3.2(f)(i).

“Monahans Mine Assets” has the meaning set forth in the US Restructuring Contribution Agreement.

“No Action Letter” means written confirmation from the Commissioner confirming that the Commissioner does not, at that time, intend to make an application under Section 92 of the Competition Act in respect of the transactions contemplated by this Agreement.

“Nonassignable Asset” has the meaning set forth in Section 1.7(a).

“Notice” has the meaning set forth in Section 4.7(e)(iii)(B).

“Notice Period” has the meaning set forth in Section 4.7(e)(iii)(C).

“NYSE” means the New York Stock Exchange.

“Order” means any order, injunction, judgment, settlement, award, decree, ruling, writ, assessment or arbitration award (in each case, whether temporary, preliminary or permanent) handed down, adopted or imposed by, including any consent decree, settlement agreement or similar written agreement with, any Governmental Authority or any arbitration or mediation tribunal.

“Ordinary Course of Business” means the ordinary and usual course of normal day-to-day operations (taking into account any material event or change in circumstances that has occurred during the applicable time period or that occurs following the date of this Agreement); provided, that actions or inactions required to comply with Applicable Law or guidelines of any Governmental Authority in connection with or in response to the COVID-19 pandemic shall be considered to have been taken in the Ordinary Course of Business.

“Other Real Property and Lease Agreements” has the meaning set forth in Section 3.1(j)(i)(E).

“Other Real Property Rights” has the meaning set forth in Section 3.1(j)(i)(A).

“Owned Sites” has the meaning set forth in Section 3.1(j)(i)(A).

“Party” and “Parties” have the meanings set forth in the Preamble.

“Pension Benefit Plan” has the meaning set forth in Section 3.1(m)(ii).

“Permian Sand Mining Business” means Schlumberger US’s frac sand mining business associated with the ownership and operation of the Monahans Mine Assets and Kermit Mine Assets, but expressly excluding any other sand mining businesses of Schlumberger US or any of its Affiliates.

“Permits” means any franchise, license, authorization, consent, permit, certificate, waiver, approval, qualification or registration of, with or from any Governmental Authority.

“Permitted Equity Liens” means:

(a) Liens in favor of the holders of the Target Interests pursuant to the terms of the Organizational Documents of the Target Companies (which will be terminated or Conveyed in full to US Buyer or Canadian Buyer, as applicable, at Closing);

(b) restrictions on sales of securities under Applicable Law; and

(c) Permitted Liens affecting Equity Interests which are terminated and released at or prior to Closing.

“Permitted Liens” means (a) statutory Liens for Taxes that are not yet due and payable or, if payable, that are being contested in good faith by appropriate proceedings, (b) non-exclusive licenses of Intellectual Property granted prior to the Closing and in the Ordinary Course of Business, (c) Liens of landlords, lessors, carriers, warehousemen, employees, mechanics and materialmen arising in the Ordinary Course of Business (or Liens against any landlord’s or lessor’s interest in any Leased Site that do not affect the Ordinary Course of Business) so long as the payment of or the performance of such obligation is not delinquent or is being contested in good faith and for which reasonable accruals or reserves have been established, (d) easements, rights of way, restrictive covenants, encroachments, zoning, building code or planning ordinances or regulations, and other similar encumbrances affecting the use of Owned Sites that do not materially and adversely affect the current use and operation of the affected property, (e) other Liens that, in the case of clauses (b) through (e), individually or in the aggregate, do not, and would not reasonably be expected to, materially detract from the value or use of the Transferred Business; and (f) with respect to the Schlumberger Parties, Liens set forth on Section 9.1(i) of the Schlumberger Disclosure Letter.

“Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, joint venture, trust, proprietorship, Governmental Authority or other entity, association or organization of any nature, however and wherever organized or constituted (whether or not having a separate legal personality).

“Personal Property Leases” has the meaning set forth in Section 3.1(k)(ii).

“Post-Closing Plans” has the meaning set forth in Section 4.19(c).

“Potential Liberty Employee WARN Liability” has the meaning set forth in Section 4.19(e).

“Potential Liberty Employees” has the meaning set forth in Section 4.19(a).

“Pre-Closing Restructuring” has the meaning set forth in Section 1.3.

“Pre-Signing Financial Statements” has the meaning set forth in Section 3.1(g)(i).

“Primary Restructuring Agreements” means, collectively, the Canadian Restructuring Contribution Agreement and the US Restructuring Contribution Agreement.

“Products” means any and all products developed, manufactured, marketed or sold by Schlumberger US or its Affiliates or Schlumberger Canada or its Affiliates primarily in connection with the US Business or the Canadian Business, as applicable, whether work in progress or in final form.

“Proxy Statement” has the meaning set forth in Section 4.6(a).

“Pump” means a hydraulic fracturing pump.

“Pump Ancillary Equipment” means, with respect to each Pump, all accompanying equipment (whether owned or leased) that is required to collectively perform a customary hydraulic fracturing service for the Business, which equipment includes, among others, hydration units, blenders, data monitoring units, high pressure manifolds, c-pumps, liquid add trailers, dry bulk and liquid transport, flatbed trailers, combination blenders and hydration units, power units and light vehicles (i.e. pickups, vans and mechanic trucks).

“Quality Standards” has the meaning set forth in Section 4.18(d).

“Registered” means issued by, registered with or the subject of a pending application before any Governmental Authority or Internet domain name registrar.

“Registration Rights Agreement” means that certain Registration Rights Agreement to be entered into by and among Schlumberger US and Liberty Parent as of the Closing in substantially the form attached hereto as Exhibit F.

“Release” means any releasing, depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, injecting, escaping, leaching, dumping, or disposing.

“Remedial Action” means all actions to (a) clean up, remediate, remove, treat, or respond to Hazardous Substances, in each case to the extent required under Environmental Law, (b) prevent the Release of any Hazardous Substances so it does not endanger or threaten to endanger human health or public welfare or the indoor or outdoor environment, in each case to the extent required under Environmental Law, (c) perform pre-remedial studies and investigations or post-remedial monitoring and care with respect to Hazardous Substances, in each case to the extent required under Environmental Law and (d) correct a condition of non-compliance with Environmental Law.

“Representative” has the meaning set forth in Section 4.1(a)(i).

“Required Liberty Parent Filings” has the meaning set forth in Section 4.20(a).

“Restricted Area” has the meaning set forth in Section 4.8(a).

“Restricted Period” means the period beginning on the Closing Date and ending on the date that is four years thereafter; provided, however, (i) with respect to activities prohibited by Section 4.8(a) occurring within that portion of the Restricted Area located within the State of Louisiana, such period shall be the period beginning on the Closing Date and ending on the date that is two years thereafter.

“Restricted Trademark Parties” has the meaning set forth in Section 4.18(a).

“Restructuring Agreements” means, collectively, the Canadian Restructuring Contribution Agreement, the US Restructuring Contribution Agreement and those certain additional instruments of sale, transfer, assignment, conveyance and delivery, warranty deeds, warranty assignments and assumption of leases, bills of sale, assignments and assumptions, Intellectual Property assignments or other Intellectual Property conveyance documents, certificates of title, vehicle titles, transfer Tax declarations and all other instruments of Conveyance that (a) are not inconsistent with the Primary Restructuring Agreements and (b) are, in Schlumberger US’s reasonable discretion, necessary or desirable to effect transfer to the Schlumberger US Targets and Schlumberger Canada Target of good and marketable title to the US Transferred Assets and the Canadian Transferred Assets, respectively, including documents acceptable for recordation in the United States Patent and Trademark Office, the United States Copyright Office and any other similar domestic or foreign office, department or agency.

“Restructuring Closing” means the closing of the transactions contemplated by the Pre-Closing Restructuring.

“Retained Assets” has the meaning set forth in Section 1.4(c).

“Retained Business” means any portion of any Schlumberger Party’s (or any of their Affiliates’) business or operations that does not constitute any portion of the Transferred Business, including, for the avoidance of doubt, any sand mines not transferred with the Business, sand sales, and services that may be deemed to be similar to the Business but for such services are provided outside of onshore United States and Canada.

“Retained Intellectual Property” means the Intellectual Property set forth on Section 9.1(e) of the Schlumberger Disclosure Letter.

“Retained Liabilities” has the meaning set forth in Section 1.5(b).

“Riverstone” means, collectively, R/C IV Liberty Oilfield Services Holdings, L.P., a Delaware limited partnership, and R/C Energy IV Direct Partnership, L.P., a Delaware limited partnership.

“Schlumberger 401(k) Plan” has the meaning set forth in Section 4.19(e).

“Schlumberger Benefit Plan” means any Benefit Plan sponsored, maintained, contributed to (or required to be contributed to) by any Schlumberger Party or its Subsidiaries, or under or with respect to which any Schlumberger Party or its Subsidiaries has any Liability.

“Schlumberger Canada” has the meaning set forth in the Preamble.

“Schlumberger Canada Consideration” means a number of shares of Liberty Parent Class A Common Stock equal to (a) the Share Consideration less (b) the Schlumberger US Consideration.

“Schlumberger Canada Target” has the meaning set forth in the Recitals.

“Schlumberger Credit Support Obligations” has the meaning set forth in Section 4.15.

“Schlumberger Disclosure Letter” has the meaning set forth in Section 3.1.

“Schlumberger Fundamental Representations” means Section 3.1(a) (Organization and Good Standing), Section 3.1(b) (Authorization and Execution of Transaction Documents), Section 3.1(c) (Enforceability of Transaction Documents), Section 3.1(f) (Capital Structure), Sections 3.1(i)(vi) and (vii) (Tax Classification), Section 3.1(r) (No Brokers) and Section 3.1(v) (Ownership of Liberty Parent Securities).

“Schlumberger Indemnified Persons” has the meaning set forth in Section 6.2.

“Schlumberger Integrated Project” means a project in the United States or Canada wherein Schlumberger US, Schlumberger Canada or any of their respective Affiliates is contracted to provide two or more services and is providing the Integrated Project Management (which may or may not include a drilling rig) for such project.

“Schlumberger Marks” has the meaning set forth in Section 4.18(a).

“Schlumberger Material Contract” means all of the following Contracts to which a Schlumberger Party or any of its Affiliates is a party or by which it or any of its Affiliates is bound and that are primarily used in connection with the Business or by which the Transferred Assets may be bound or affected and that are not Excluded Business Contracts:

(a) any collective bargaining agreements or other Contract with any labor union or association representing any Business Employee;

(b) any joint venture, partnership or similar organizational Contract involving a sharing of profits or losses related to all or any portion of the Business;

(c) any Contract granting to any Person a right of first refusal or option to purchase or acquire any Transferred Asset or group of Transferred Assets;

(d) any agency, sponsor, consultant or commission agreement where any Person is authorized to act on behalf of the Business;

(e) any guarantee (other than any indemnification Contract) with respect to which any Schlumberger Party or any of its Affiliates is the obligor in respect of an obligation that exceeds $10,000,000 in any calendar year;

(f) any Contract or consent decree which imposes or could by its terms impose any material restrictions on the Target Companies or the Transferred Business with respect to their geographical areas of operations or scope or type of business;

(g) any Contract for the sale of any of the assets of Schlumberger US, Schlumberger Canada or their respective Affiliates, other than in the Ordinary Course of Business, for consideration that exceeds $10,000,000;

(h) any Contract relating to Transferred Intellectual Property, including license agreements and all other agreements affecting any ability to use, license, enforce, or disclose any such Intellectual Property, but excluding (i) generally commercially available, “off the shelf” Software programs on standard terms and conditions, (ii) non-exclusive licenses granted to customers in the Ordinary Course of Business, (iii) form employee Intellectual Property assignment agreements, and (iv) non-disclosure agreements entered into in the Ordinary Course of Business without the license of any Intellectual Property;

(i) any Contract relating to the acquisition by Schlumberger US, Schlumberger Canada or their respective Affiliates of any operating business or the capital stock of any other Person;

(j) any Contract relating to incurrence of Indebtedness, or the making of any loans;

(k) any customer Contract that will obligate the Liberty Parties or their respective Subsidiaries to conduct any business on a “most favored nations” basis with any third Person following the Closing;

(l) any Contract that is a settlement or similar agreement with a Governmental Authority that will involve future performance by the Liberty Parties or their respective Subsidiaries following the Closing;

(m) any Contract that is expected to involve the receipt of proceeds by Schlumberger US or Schlumberger Canada or their respective Subsidiaries that exceeds $10,000,000 in any calendar year (based on a determination by Schlumberger as of July 31, 2020); or

(n) any Contract that is expected to involve the expenditure of more than $10,000,000, in the aggregate, in any calendar year (based on a determination by Schlumberger as of July 31, 2020).

“Schlumberger Parent” means Schlumberger Limited, a Curaçao corporation.

“Schlumberger Parties” means each of Schlumberger US, Schlumberger Canada and, prior to the Closing, the Schlumberger US Targets and Schlumberger Canada Target.

“Schlumberger Reports” means all forms, statements, reports and documents filed or furnished by Schlumberger Parent with the SEC pursuant to the Exchange Act or the Securities Act, including any amendments thereto.

“Schlumberger Taxes” means any and all Taxes (a) imposed on (i) a Target Company or for which a Target Company may otherwise be liable, or (ii) with respect to the Business or Transferred Assets, in each case, for any Tax period ending on or before the Closing Date and for the portion of any Straddle Period ending on and including the Closing Date (determined in accordance with Section 4.14(c) and Section 4.14(d)); (b) resulting from a breach of the representations and warranties set forth in Section 3.1(i)(vi) or (vii) (determined without regard to any materiality qualifiers or any scheduled items) or a breach by Schlumberger US or Schlumberger Canada of any covenant set forth in Section 4.14; (c) resulting from the Pre-Closing Restructuring (except for any Transfer Taxes arising in respect thereof allocated to US Buyer or Canadian Buyer under Section 4.14(b)); (d) of any Consolidated Group (or any member thereof, other than the Target Companies) of which a Target Company (or any predecessor of a Target Company) is or was a member on or prior to the Closing Date by reason of Treasury Regulation § 1.1502-6(a) or any analogous or similar state or local or non-U.S. law; (e) that are Transfer Taxes that are the responsibility of Schlumberger US and Schlumberger Canada under Section 4.14(b), and (f) of any other Person for which a Target Company is or has been liable as a transferee or successor, by contract or otherwise, resulting from events, transactions or relationships occurring or existing prior to the Closing and, for the avoidance of doubt, that are not Transfer Taxes allocated to US Buyer or Canadian Buyer under Section 4.14(b).

“Schlumberger Termination Fee” has the meaning set forth in Section 7.3(b).

“Schlumberger US” has the meaning set forth in the Preamble.

“Schlumberger US Consideration” means the number of shares of Liberty Parent Class A Common Stock to be paid to Schlumberger US at Closing pursuant to Section 2.2, which number of shares shall be determined by Schlumberger US, and consented to by Liberty Parent such consent not to be unreasonably withheld, no less than 5 Business Day prior to Closing and shall not exceed the Share Consideration.

“Schlumberger US Target A” has the meaning set forth in the Recitals.

“Schlumberger US Target B” has the meaning set forth in the Recitals.

“Schlumberger US Target C” has the meaning set forth in the Recitals.

“Schlumberger US Targets” has the meaning set forth in the Recitals.

“SEC” means the United States Securities and Exchange Commission, or any successor agency of the federal government.

“Securities Act” means the United States Securities Act of 1933, or any successor federal statute, and the rules and regulations promulgated thereunder, all as amended, and as the same may be in effect from time to time.

“Severance-Eligible Potential Liberty Employee” has the meaning set forth in Section 4.19(i).

“Share Consideration” means 66,326,134 shares of Liberty Parent Class A Common Stock.

“Shared Contracts” means any Business Contract that is utilized by the Retained Business or to which any of the Retained Assets may be bound or affected, in each case, in any amount or proportion.

“Software” means: (a) computer applications, programs and other software, including any and all operating software, network software, firmware, software implementations of algorithms, middleware, design software, models and methodologies, whether in source code or object code, systems and networks; (b) Internet sites, databases and compilations, including any data and collections of data needed for the software to function, whether machine readable or otherwise; (c) screens, user interfaces, command structures, report formats, templates, menus, buttons and icons; and (d) all documentation and electronic media relating thereto.

“Stockholder Voting Agreement” has the meaning set forth in the Recitals.

“Stockholders Agreements” means, collectively, (a) that certain Stockholders Agreement, dated as of January 17, 2018, by and among Liberty Parent, R/C IV Liberty Holdings, L.P., R/C Energy IV Direct Partnership, L.P., and other parties names therein, and (b) that certain Stockholders Agreement, dated as of July 23, 2019, by and among Liberty Parent, R/C IV Liberty Holdings, L.P. and R/C Energy IV Direct Partnership, L.P., each as amended, supplemented, waived or modified from time to time.

“Straddle Period” means any Tax period beginning before and ending after the Closing Date.

“Strategic Supply Agreement” means that certain Strategic Supply Agreement to be entered into by and among Schlumberger US, Schlumberger Canada and Liberty Parent as of the Closing containing terms and conditions consistent with the principles described on Section 9.1(a) of the Schlumberger Disclosure Letter.

“Subsidiary” means, with respect to any Person, (a) any other Person more than 50% of the shares of the voting stock or other voting interests of which are owned or controlled, or the ability to select or elect more than

50% of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries, (b) if a limited partnership, a general partner interest is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof or (c) if a limited liability company, a managing member interest is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have more than 50% interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses.

“Superior Proposal” means a bona fide written Competing Proposal that (a) did not result from any breach of Section 4.7 by Liberty Parent or any of its Subsidiaries or its or their Representatives and (b) in the good faith determination of the Liberty Parent Board, after consultation with its outside financial advisors and outside legal counsel and after taking into account relevant legal, financial, regulatory, estimated timing of consummation and other aspects of such proposal and the Person or group making such proposal, (i) would, if consummated in accordance with its terms, result in a transaction more favorable to Liberty Parent’s stockholders from a financial perspective than the transactions contemplated by this Agreement and (ii) is reasonably likely to be completed on the terms proposed; provided, that for purposes of the definition of “Superior Proposal,” the references to “25%” in the definition of “Competing Proposal” shall be references to “50%”.

“Takeover Law” means any “fair price,” “moratorium,” “control share acquisition,” “business combination” or other anti-takeover statute or similar statute enacted under Applicable Law.

“Target Canadian Interests” has the meaning set forth in the Recitals.

“Target Companies” has the meaning set forth in the Recitals.

“Target Interests” has the meaning set forth in the Recitals.

“Target US Interests” has the meaning set forth in the Recitals.

“Tax” or “Taxes” means (a) all taxes, charges, duties, fees, imposts, levies, assessments or other similar charges in the nature of a tax imposed by a Tax Authority (whether payable directly or by withholding and whether or not requiring the filing of a Tax Return), including all income, gross receipts, margin, capital, sales, use, goods and services, harmonized sales, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, real property, personal property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, including Canada Pension Plan and provincial pension plan contributions, employment insurance and unemployment insurance payments, and worker’s compensation premiums, (b) all interest, penalties, fines, additions to tax or additional amounts imposed by any Tax Authority in connection with any item described in clause (a), and (c) any liability in respect of any item described in clauses (a) and (b), above, that arises by reason of a contract, assumption, transferee or successor liability, or operation of law (including by reason of being a member of a Consolidated Group).

“Tax Authority” means any federal, state, provincial, local or municipal government, or agency, instrumentality or employee thereof, charged with the administration of any law or regulation relating to Taxes.

“Tax Proceeding” has the meaning set forth in Section 4.14(g).

“Tax Return” means all returns, declarations, reports, elections, estimates, claims for refund, information returns and statements relating to any Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Technology” means, collectively, all Software, information, designs, formulae, algorithms, procedures, methods, techniques, technical data, specifications, processes, apparatuses, improvements, and other similar materials, and all recordings, graphs, drawings, reports, analyses, and other writings, and other tangible embodiments of the foregoing, in any form whether or not specifically listed herein.

“Terminable Breach” has the meaning set forth in Section 7.1(e).

“Termination Date” has the meaning set forth in Section 7.1(b).

“Third Party Claims” has the meaning set forth in Section 6.1.

“Transaction Documents” means the following documents:

(a)	this Agreement;

(b)	the A&R Stockholders Agreement;

(c)	the Alliance Agreement;

(d)	the Canadian Buyer Note;

(e)	the Completions Supply Agreement;

(f)	the Employee Matters Agreement;

(g)	the Equity Assignment Agreement;

(h)	the Fluid End Manufacturing Agreement;

(i)	the Intellectual Property License Agreement;

(j)	the Registration Rights Agreement;

(k)	the Strategic Supply Agreement;

(l)	the Transition Services Agreement;

(m)	the Primary Restructuring Agreements; and

(n)	the Wireline Support Agreement.

“Transaction Litigation” has the meaning set forth in Section 4.16.

“Transfer Taxes” has the meaning set forth in Section 4.14(b)(i).

“Transferred Assets” means, collectively, the US Transferred Assets and the Canadian Transferred Assets.

“Transferred Business” means the US Business and Canadian Business, collectively, which, for the avoidance of doubt, shall include all Transferred Assets and Assumed Liabilities.

“Transferred Business Contracts” means all Business Contracts other than Excluded Business Contracts, including for the avoidance of doubt the Contracts set forth on Section 9.1(j) of the Schlumberger Disclosure Letter.

“Transferred Employees” means those Potential Liberty Employees who become employees of Liberty Parent or a Subsidiary of Liberty Parent following the Closing in accordance with the terms and conditions of this Agreement or the Employee Matters Agreement.

“Transferred Intellectual Property” means the Intellectual Property set forth on Section 9.1(l) of the Schlumberger Disclosure Letter.

“Transferred Permits” means all Business Permits other than Excluded Permits, including for the avoidance of doubt the Permits set forth on Section 9.1(k) of the Schlumberger Disclosure Letter.

“Transitional Schlumberger Marks” means the Marks set forth on Section 9.1(m) of the Schlumberger Disclosure Letter.

“Transition Services Agreement” means the Transition Services Agreement, if any and as may be entered into by and among certain of the Schlumberger Parties and certain of the Liberty Parties or their respective Affiliates as of the Closing, and containing terms and conditions consistent with the principles described on Section 9.1(a) of the Schlumberger Disclosure Letter.

“True-Up Closing Payment” has the meaning set forth in Section 2.3.

“US Assumed Liabilities” has the meaning set forth in Section 1.5(a).

“US Business” means the portion of the Business conducted in the United States of America through the ownership and operation of the US Transferred Assets, other than any Retained Assets.

“US Buyer” has the meaning set forth in the Preamble.

“US Equity Sale” has the meaning set forth in the Recitals.

“US Final Working Capital” has the meaning set forth in the US Restructuring Contribution Agreement.

“US Intended Tax Treatment” has the meaning set forth in Section 4.14(a).

“US Restructuring Contribution Agreement” means that certain Contribution Agreement entered into simultaneously with the execution of this Agreement by and between Schlumberger US and each of the Schlumberger US Targets and providing for the portion of the Pre-Closing Restructuring related to the US Business and the US Transferred Assets, in substantially the form attached hereto as Exhibit G.

“US Transferred Assets” has the meaning set forth in Section 1.4(a).

“Violation” has the meaning set forth in Section 3.1(d).

“Voting Agreements” has the meaning set forth in the Recitals.

“WARN Act” has the meaning set forth in Section 4.19(e).

“Willful and Material Breach” means (a) with respect to a representation or warranty contained in this Agreement, there is a breach with respect to such representation or warranty and the Party making such representation or warranty had actual Knowledge that such representation or warranty was untrue (and would result in a Terminable Breach) as of the date of this Agreement, and (b) with respect to a covenant contained in this Agreement, a breach of such covenant by a Party that is a consequence of an act or failure to take an act by such breaching Party with the Knowledge that the taking of such act (or the failure to take such act) would, or would reasonably be expected to constitute a Terminable Breach of this Agreement.

“Wind-Down Term” has the meaning set forth in Section 4.18(b).

“Wireline Support Agreement” means that certain Wireline Support Agreement to be entered into by and among Schlumberger US, Schlumberger Canada and Liberty Parent as of the Closing containing terms and conditions consistent with the principles described on Section 9.1(a) of the Schlumberger Disclosure Letter.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective authorized officers, as of the date first written above.

SCHLUMBERGER TECHNOLOGY CORPORATION

By:	/s/ James McDonald
Name: James McDonald
Title: President

SCHLUMBERGER CANADA LIMITED

By:	/s/ Matthew Bryan
Name: Matthew Bryan
Title: President

LIBERTY OILFIELD SERVICES NEW HOLDCO LLC

By:	/s/ Christopher A. Wright
Name: Christopher A. Wright
Title: Chief Executive Officer

LOS CANADA OPERATIONS INC.

By:	/s/ Christopher A. Wright
Name: Christopher A. Wright
Title: Chief Executive Officer

LIBERTY OILFIELD SERVICES INC.

By:	/s/ Christopher A. Wright
Name: Christopher A. Wright
Title: Chief Executive Officer

EXHIBIT A

A&R Stockholders Agreement

[Intentionally Omitted]

EXHIBIT B

Canadian Restructuring Contribution Agreement

[Intentionally Omitted]

EXHIBIT C

Employee Matters Agreement Term Sheet

[Intentionally Omitted]

EXHIBIT D

Equity Assignment Agreement

[Intentionally Omitted]

EXHIBIT E

Intellectual Property License Agreement

[Intentionally Omitted]

EXHIBIT F

Registration Rights Agreement

[Intentionally Omitted]

EXHIBIT G

US Restructuring Contribution Agreement

[Intentionally Omitted]

ANNEX B

OPINION OF TPH

August 31, 2020

The Board of Directors

Liberty Oilfield Services Inc.

950 17th St.

Floor 24

Denver, CO 80202

Dear Members of the Board of Directors:

You have requested our opinion as to the fairness from a financial point of view to Liberty Oilfield Services Inc. (“Liberty”) of the Consideration (as defined below) to be paid by Liberty or its subsidiaries pursuant to the Master Transaction Agreement (the “Agreement”) to be entered into among Liberty, Liberty Oilfield Services New HoldCo LLC (“US Buyer”), LOS Canada Operations Inc. (“Canadian Buyer” and, together with the US Buyer, the “Buyers”), Schlumberger Technology Corporation (“Schlumberger US”) and Schlumberger Canada Limited (“Schlumberger Canada” and, together with Schlumberger US, the “Sellers”). The Agreement provides that, among other things, (i) the Sellers will transfer certain assets and liabilities related to the business of providing hydraulic fracturing pumping services in onshore United States and Canada (as defined in the Agreement, the “Business”) to wholly-owned subsidiaries of the Sellers (such subsidiaries, the “Target Companies” and, such transactions, as defined in the Agreement, the “Pre-Closing Restructuring”) and (ii) the Sellers will transfer to the Buyers all of the outstanding shares and membership interests, as applicable, in the Target Companies in exchange for (a) such number (as determined by Schlumberger US and approved by Liberty but not to exceed 66,326,134) of shares (the “Schlumberger US Consideration”) of Class A common stock, par value $0.01 per share (the “Liberty Common Stock”), of Liberty, and (b) an unsecured, non-interest bearing demand promissory note (the “Canadian Buyer Note” and, together with the Schlumberger US Consideration, the “Consideration”), the principal amount of which will be the value of the number of shares of Liberty Common Stock equal to 66,326,134 less the Schlumberger US Consideration (such difference being the “Canada Consideration Number”), which value will be based on the trading price of such shares as of the end of the Closing Date (as defined in the Agreement), with the Canadian Buyer Note being repayable, at the option of Canadian Buyer, in either cash or the Canada Consideration Number of shares of Liberty Common Stock. Each of Liberty, US Buyer, Canadian Buyer, Schlumberger US and Schlumberger Canada, are referred to herein as a “Party” and collectively the “Parties.” The transactions contemplated by the Agreement are referred to herein as the “Transactions.”

Tudor Pickering Holt & Co Advisors LP and its affiliates, including Perella Weinberg Partners (“TPH”), as part of their investment banking business, are regularly engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and other transactions as well as for estate, corporate and other purposes. TPH also engages in securities trading and brokerage, investment management activities, equity research and other financial services, and in the ordinary course of these activities, TPH may from time to time acquire, hold or sell, for their own accounts and for the accounts of their customers, (i) equity, debt and other securities (including derivative securities) and financial instruments (including bank loans and other obligations) of Liberty, any of the other Parties and any of their respective affiliates and (ii) any currency or commodity that may be material to the Parties or otherwise involved in the Transactions and the other matters contemplated by the Agreement. In addition, TPH and certain of its employees, including members of the team performing services in connection with the Transactions, as well as certain investment management funds associated or affiliated with TPH in which they may have financial

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interests, may from time to time acquire, hold or make direct or indirect investments in or otherwise finance a wide variety of companies, including the Sellers, Liberty, other prospective purchasers or their respective equityholders or affiliates. We have acted as financial advisor to Liberty in connection with, and have participated in certain negotiations leading to, the Transactions. We expect to receive fees for our services, the principal portion of which is contingent upon the consummation of the Transactions, and Liberty has agreed to reimburse certain of our expenses and indemnify us against certain liabilities arising out of our engagement. We have previously provided services to Liberty on unrelated matters, including serving as an underwriter in connection with Liberty’s initial public offering in 2018 and, as previously disclosed to you, we have previously provided services to certain controlled portfolio companies of Riverstone Holdings LLC (“Riverstone”), an indirect shareholder of Liberty, on unrelated matters. We may in the future provide investment banking or other financial services to the Sellers, Liberty, Riverstone or any of the other Parties or their respective shareholders, affiliates or portfolio companies. In connection with such investment banking or other financial services, we may receive compensation.

In connection with this opinion, we have reviewed, among other things, (i) the draft of the Agreement dated August 31, 2020; (ii) certain publicly available financial statements and other business and financial information with respect to Schlumberger Limited and Liberty; (iii) certain other communications from Schlumberger Limited and Liberty to their respective stockholders; (iv) certain internal financial information and forecasts for the Business prepared by the management of Liberty (the “Target Forecasts”); (v) certain internal financial information and forecasts for Liberty prepared by the management of Liberty (the “Liberty Forecasts”); (vi) certain internal financial information and forecasts for the pro forma combined company prepared by the management of Liberty (the “Pro Forma Forecasts” and, together with the Target Forecasts and the Liberty Forecasts, the “Forecasts”); (vii) certain publicly available research analyst reports with respect to the future financial performance of Liberty, which we discussed with the senior management of Liberty; and (viii) certain cost savings and operating synergies projected by the management of Liberty to result from the Transactions (the “Synergies”). We also have held discussions with members of the senior management of Liberty regarding its assessment of the strategic rationale for, and the potential benefits of, the Transactions and the past and current business operations, financial condition and future prospects of Liberty and of the Business. In addition, we have reviewed the reported price and trading activity for Liberty Common Stock, compared certain financial information for the Business and Liberty with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the oilfield services industry specifically and in other industries generally and performed such other studies and analyses, and considered such other factors, as we considered appropriate. The Forecasts and the Synergies reflect certain assumptions regarding the oil and gas industry, future commodity prices and capital expenditures that are subject to significant uncertainty and that, if different than assumed, could have a material impact on our analysis and this opinion.

For purposes of our opinion, we have assumed and relied upon, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial, accounting, legal, tax, regulatory and other information provided to, discussed with or reviewed by or for us, or publicly available. In that regard, we have assumed with your consent that the Forecasts and Synergies have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of Liberty and that the Forecasts and Synergies will be realized in the amounts and time periods contemplated thereby.

We express no view or opinion with respect to the Forecasts, the Synergies or the assumptions on which they are based and we have further assumed, among other things, that (i) the executed Agreement (together with

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the exhibits and schedules thereto) will not differ in any respect material to our analyses or opinion from the draft versions we have examined, referenced above, except with respect to the terms of the Consideration as described in the first paragraph of this opinion, (ii) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to therein are true and correct in all material respects, (iii) each party to the Agreement and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party in all material respects, (iv) all conditions to the consummation of the Transactions will be satisfied without material amendment or waiver thereof, (v) the Transactions (including the Pre-Closing Restructuring) will be consummated in a timely manner in accordance with the terms described in the Agreement and such other related documents and instruments, without any material amendments or modifications thereto and (vi) all governmental, regulatory or other consents or approvals necessary for the consummation of the Transactions will be obtained without, in the case of each of the foregoing clauses (i) – (iv), any material adverse effect on the Business, Liberty, the holders of Liberty Common Stock or the expected benefits of the Transactions in any way meaningful to our analysis. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of the Business or any of its subsidiaries or Liberty or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. Our opinion does not address any legal, regulatory, tax or accounting matters.

Our opinion does not address the underlying business decision of Liberty to engage in the Transactions, or the relative merits of the Transactions as compared to any other alternative transaction that might be available to Liberty. This opinion addresses only the fairness from a financial point of view, as of the date hereof, of the Consideration to be paid by Liberty or its subsidiaries pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement (including any purchase price adjustments), any related agreements (including the Canadian Buyer Note) or the Transactions, including, without limitation, the fairness of the Transactions to, or any consideration received in connection therewith by, creditors or other constituencies of Schlumberger Limited, the Business or Liberty or any of their respective subsidiaries; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Schlumberger Limited, the Business or Liberty, or any class of such persons, in connection with the Transactions, whether relative to the Consideration to be paid by Liberty or its subsidiaries pursuant to the Agreement or otherwise. We are not expressing any opinion as to the price at which the shares of Liberty Common Stock or the securities of any other party will trade at any time. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We assume no obligation to update, revise or reaffirm our opinion and expressly disclaim any responsibility to do so based on circumstances, developments or events occurring of which we become aware after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of Liberty in connection with its consideration of the Transactions and such opinion does not constitute a recommendation as to how any holder of interests in Liberty should vote with respect to such Transactions or any other matter. This opinion has been reviewed and approved by TPH’s fairness opinion committee.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be paid by Liberty or its subsidiaries pursuant to the Agreement is fair from a financial point of view to Liberty.

Very truly yours,

/s/ Tudor Pickering Holt & Co. Advisors LP

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ANNEX C

FORM OF A&R STOCKHOLDERS AGREEMENT

AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

This AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement”), dated as of [●], 2020, is entered into by and among Liberty Oilfield Services Inc., a Delaware corporation (the “Company”), R/C IV Liberty Holdings, L.P., a Delaware limited partnership (“R/C Holdings”), R/C Energy IV Direct Partnership, L.P., a Delaware limited partnership (“R/C Partnership” and, together with R/C Holdings, “Riverstone”), Schlumberger Technology Corporation, a Texas corporation (“Schlumberger US”), and Schlumberger Canada Limited, a corporation organized pursuant to the laws of the Province of Alberta (“Schlumberger Canada” and, together with Schlumberger US, the “Schlumberger Parties”).

RECITALS

WHEREAS, the Company, Riverstone and certain other parties thereto previously entered into that certain Stockholders Agreement dated January 17, 2018 (the “IPO Stockholders Agreement”) and the Company and Riverstone previously entered into that certain Stockholders Agreement, dated July 23, 2019 (the “2019 Stockholders Agreement”), pursuant to which, among other things, the Company granted to Riverstone certain Board designation rights;

WHEREAS, concurrently with the execution of this Agreement, Riverstone has delivered to the Company a written notice requesting the termination of the IPO Stockholders Agreement, which notice, by virtue of Section 4.3 of the IPO Stockholders Agreement, terminates the IPO Stockholders Agreement;

WHEREAS, the Schlumberger Parties, the Company and Riverstone desire to amend and restate the 2019 Stockholders Agreement in its entirety as provided herein; and

WHEREAS, in connection with, and effective upon, the transactions (the “Business Combination”) contemplated by that that certain Master Transaction Agreement dated as of August 31, 2020, by and among Schlumberger US, Schlumberger Canada, Liberty Oilfield Services New HoldCo LLC, a Delaware limited liability company, and LOS Canada Operations Inc., a British Columbia corporation (the “Transaction Agreement”), the Company, Riverstone and the Schlumberger Parties are entering into this Agreement to set forth certain understandings among themselves.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the 2019 Stockholders Agreement is hereby amended and restated in its entirety as follows:

AGREEMENTS

ARTICLE I

DEFINITIONS

Section 1.1 Certain Definitions. As used in this Agreement, the following terms will have the following meanings:

“Affiliate” means, with respect to any Person, a Person that directly or indirectly Controls or is Controlled by, or is under common Control with, such specified Person. For purposes hereof, the Company and its subsidiaries will not be deemed to be an Affiliate of Riverstone or the Schlumberger Parties.

“Beneficial Owner” means, with respect to any security, any Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares Section 1.2 voting power, which includes the power to vote, or to direct the voting of, such security or Section 1.3 investment power, which includes the power to dispose, or to direct the disposition of, such security. The terms “Beneficially Own” and “Beneficial Ownership” will have correlative meanings. For purposes of this Agreement, Riverstone is deemed to not Beneficially Own the shares of Class A Common Stock issuable upon Redemption of the Units of Riverstone (but for the avoidance of doubt, Riverstone is deemed to Beneficially Own its corresponding shares of Class B Common Stock).

“Board” means the Board of Directors of the Company.

“Class A Common Stock” means the Class A common stock, par value $0.01 per share, of the Company.

“Class B Common Stock” means the Class B common stock, par value $0.01 per share, of the Company.

“Common Stock” means the Class A Common Stock together with the Class B Common Stock.

“Control” (including the terms “Controls,” “Controlled,” “Controlled by” and “under common Control with”) means the possession, direct or indirect, of the power to Section 1.4 direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise or Section 1.5 vote 10% or more of the securities having ordinary voting power for the election of directors of a Person.

“Governance Committee” means the Nominating & Governance Committee of the Board.

“Independent Director” means a director who, in the determination of the Board, satisfies the independence standards set forth in the New York Stock Exchange Listed Company Manual.

“Issued Shares” means the [●] shares of Common Stock issued to the Schlumberger Parties pursuant to the Transaction Agreement.

“LLC Agreement” means the Second Amended and Restated Limited Liability Agreement of Liberty Oilfield Services New HoldCo LLC, dated as of January 17, 2018, as it may be amended, restated, supplemented and otherwise modified from time to time.

“Necessary Action” means, with respect to a specified result, all actions (to the extent such actions are permitted by applicable law, the Company’s certificate of incorporation and bylaws and, in the case of any action by the Company that requires a vote or other action on the part of the Board, to the extent such action is consistent with the fiduciary duties that the Company’s directors have in such capacity) necessary to cause such result, including Section 1.6 causing the adoption of stockholders’ resolutions and amendments to the organizational documents of the Company, Section 1.7 causing members of the Board (to the extent such members were designated by the Person obligated to undertake the Necessary Action) to act (subject to any applicable fiduciary duties) in a certain manner or causing them to be removed in the event they do not act in such a manner, Section 1.8 executing agreements and instruments and Section 1.9 making or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof or other entity, and also includes any managed investment account.

“Redemption” has the meaning given to such term in the LLC Agreement as of the date hereof.

“Schlumberger Parent” means Schlumberger Limited, a company incorporated in Curaçao.

“Units” has the meaning given to such term in the LLC Agreement as of the date hereof.

Section 1.10 Rules of Construction.

(a) Unless the context requires otherwise: (i) any pronoun used in this Agreement will include the corresponding masculine, feminine or neuter forms; (ii) references to Articles and Sections refer to articles and sections of this Agreement; (iii) the terms “include,” “includes,” “including” and words of like import will be deemed to be followed by the words “without limitation”; (iv) the terms “hereof,” “hereto,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (v) unless the context otherwise requires, the term “or” is not exclusive and will have the inclusive meaning of “and/or”; (vi) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (vii) references to any law or statute will include all rules and regulations promulgated thereunder, and references to any law or statute will be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (viii) references to any Person include such Person’s successors and permitted assigns; and (ix) references to “days” are to calendar days unless otherwise indicated.

(b) The headings in this Agreement are for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

(c) This Agreement will be construed without regard to any presumption or other rule requiring construction against the party that drafted or caused this Agreement to be drafted.

ARTICLE II

GOVERNANCE MATTERS

Section 2.1 Board Designees.

(a) The Company, Riverstone and the Schlumberger Parties will use reasonable best efforts, including taking all Necessary Action, to cause the Board to cause the following nominees to be elected to serve as director on the Board:

(i) if Riverstone and its Affiliates collectively Beneficially Own at least the number of shares of Common Stock as such Persons owned immediately prior to the Closing, up to two nominees designated by Riverstone who are reasonably acceptable to the Governance Committee and each of whom qualifies as an Independent Director;

(ii) if Riverstone and its Affiliates collectively Beneficially Own at least 10% of the outstanding shares of Common Stock, up to one nominee designated by Riverstone who is reasonably acceptable to the Governance Committee and who qualifies as an Independent Director;

(iii) if the Schlumberger Parties and their Affiliates collectively Beneficially Own at least 20% of the outstanding shares of Common Stock, up to two nominees designated by the Schlumberger Parties who are reasonably acceptable to the Governance Committee and each of whom qualifies as an Independent Director; and

(iv) if the Schlumberger Parties and their Affiliates collectively Beneficially Own at least 10% of the outstanding shares of Common Stock, up to one nominee designated by the Schlumberger Parties who is reasonably acceptable to the Governance Committee and who qualifies as an Independent Director.

The initial designees of Riverstone shall be Ken Babcock and Brett Staffieri. The initial designees of the Schlumberger Parties shall be Simon Ayat and [●]. The Company agrees, to the fullest extent permitted by applicable law (including with respect to any applicable fiduciary duties under Delaware law), that taking all

Necessary Action to effectuate the above will include (A) any person designated pursuant to this Section 2.1(a) in the slate of nominees recommended by the Board for election at any meeting of stockholders called for the purpose of electing directors, (B) nominating and recommending such individual to be elected as a director as provided herein, (C) soliciting proxies or consents in favor thereof, and (D) without limiting the foregoing, otherwise using its reasonable best efforts to cause such nominee to be elected to the Board, including providing at least as high a level of support for the election of such nominee as it provides to any other individual standing for election as a director. The Company is entitled to identify such individual as a Riverstone Director or Schlumberger Director, as applicable, pursuant to this Agreement.

(b) So long as the members of the Board are allocated among separate classes of directors, any director designated by Riverstone pursuant to Section 2.1(a) (each, a “Riverstone Director”) will be designated to the class as mutually agreed upon by Riverstone and the Company, and any director designated by the Schlumberger Parties pursuant to Section 2.1(a) (each, a “Schlumberger Director”) will be designated to the class as mutually agreed upon by the Schlumberger Parties and the Company; provided that, in all cases, the number of directors in each class shall be as nearly equal in number as is reasonably possible.

(c) So long as Riverstone is entitled to designate a nominee pursuant to Section 2.1(a)(i) or Section 2.1(a)(ii), Riverstone will have the right to remove such Riverstone Director (with or without cause), from time to time and at any time, from the Board, exercisable upon written notice to the Company, and the Company will take all Necessary Action to cause such removal.

(d) So long as the Schlumberger Parties are entitled to designate a nominee pursuant to Section 2.1(a)(iii) or Section 2.1(a)(iv), the Schlumberger Parties will have the right to remove any such Schlumberger Director (with or without cause), from time to time and at any time, from the Board, exercisable upon written notice to the Company, and the Company will take all Necessary Action to cause such removal.

(e) In the event that a vacancy is created on the Board at any time by the death, disability, resignation or removal of a Riverstone Director or a Schlumberger Director, then (i) Riverstone, with respect to a vacancy created by the death, disability, resignation or removal of a Riverstone Director, or (ii) the Schlumberger Parties, with respect to a vacancy created by the death, disability, resignation or removal of a Schlumberger Director, will be entitled to designate an individual who is reasonably acceptable to the Governance Committee and qualifies as an Independent Director, to fill the vacancy so long as the total number of persons that will serve on the Board as designees of Riverstone or the Schlumberger Parties, as applicable, immediately following the filling of such vacancy, will not exceed the total number of persons Riverstone or the Schlumberger Parties, as applicable, is entitled to designate pursuant to Section 2.1(a) on the date of such replacement designation. The Company, the Schlumberger Parties and Riverstone will take all Necessary Action to cause such replacement designee to become a member of the Board.

(f) In the event that a Riverstone Director is then on the Board and Riverstone is no longer entitled to designate one or more directors pursuant to Section 2.1(a), to the extent requested by the Governance Committee, Riverstone shall promptly cause the Riverstone Director to resign from service on the Board (and all committees thereof on which the Riverstone Director serves) and promptly thereafter the Company may take all Necessary Action to cause the Board to cause the size of the Board to decrease by the number of Riverstone Directors so removed. Notwithstanding anything to the contrary in this Section 2.1, the Company, Riverstone and the Schlumberger Parties agree that, subject to continued approval of the Governance Committee of his qualifications as a director, Ken Babcock shall not be required to resign from the Board if Riverstone and its Affiliates collectively Beneficially Owns at least the number of shares of Common Stock as such Persons owned immediately prior to the Closing.

(g) In the event that a Schlumberger Director is then on the Board and the Schlumberger Parties are no longer entitled to designate one or more directors pursuant to Section 2.1(a), to the extent requested by the

Governance Committee, the Schlumberger Parties shall promptly cause any such Schlumberger Director to resign from service on the Board (and all committees thereof on which such Schlumberger Director serves) and promptly thereafter the Company may take all Necessary Action to cause the Board to cause the size of the Board to decrease by the number of Schlumberger Directors so removed.

Section 2.2 Restrictions on Other Agreements. For the avoidance of doubt, the rights granted to Riverstone and the Schlumberger Parties to designate members of the Board are additive to, and not intended to limit in any way, the rights that Riverstone, the Schlumberger Parties or any of their respective Affiliates may have to nominate, elect or remove directors under the Company’s certificate of incorporation, bylaws or the Delaware General Corporation Law.

ARTICLE III

STANDSTILL

Section 3.1 Standstill.

(a) From the date hereof until the fourth anniversary of the Closing Date, the Schlumberger Parties and their Affiliates (and anyone acting on behalf of any such Persons) will not, and will not enter into any agreement, understanding or other binding arrangement to:

(i) acquire, directly or indirectly, Beneficial Ownership of any equity securities of the Company other than in connection with a share split, share dividend or similar transaction;

(ii) publicly seek, make or take any action to solicit or encourage any offer or proposal for any merger, consolidation, tender or exchange offer, sale or purchase of assets or securities or other business combination, restructuring, recapitalization or similar transaction involving the Company;

(iii) “solicit” or become a “participant” in any “solicitation” of any “proxy” (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”)) from or by any other stockholder of the Company in connection with any vote on any matter (whether or not relating to the election or removal of directors), or agree or announce its intention to vote with any Person or group undertaking a “solicitation”;

(iv) form, join or in any way participate in a “group” (as defined under Section 13(d) of the Exchange Act or the rules promulgated thereunder) with respect to any equity securities of the Company;

(v) grant any proxies to any third party with respect to any equity securities of the Company (other than as recommended by the Board) or deposit any equity securities of the Company in a voting trust; or

(vi) request, propose or otherwise seek, in each case in a manner that would require public disclosure, any amendment or waiver of the provisions contained in clauses (i)-(v) of this Section 3.1(a).

(b) The restrictions set forth in Section 3.1(a) shall not apply at any time during which the Schlumberger Parties and their Affiliates collectively Beneficially Own less than 10% of the outstanding Common Stock.

ARTICLE IV

LOCKUP AND TRANSFER RESTRICTIONS

Section 4.1 Lockup and Transfer Restrictions.

(a) The Schlumberger Parties shall not, without the prior written consent of the Company, during the period commencing on the date hereof and continuing for nine (9) months following the date hereof (the

“Lock-up Period”), (i) offer, pledge, sell, contract to sell, grant any option, right or warrant to purchase, give, assign, distribute, hypothecate, pledge, encumber, grant a security interest in, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of (including through any hedging or other similar transaction) any economic, voting or other rights in or to the Issued Shares, or otherwise transfer or dispose of, directly or indirectly, the Issued Shares or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Issued Shares (any such transaction described in clause (i) or (ii) above, a “Transfer”). Notwithstanding the foregoing, the restrictions set forth in this Section 4.1 shall not apply to (A) the issuance, sale or transfer of equity securities in Schlumberger Parent or debt securities of Schlumberger Parent; provided, however, that the issuance, sale or transfer of any of the equity securities of any Affiliate of Schlumberger Parent that, directly or indirectly, holds Issued Shares, which issuance, sale or transfer of equity securities results in a change of control of such Affiliate of Schlumberger Parent or which vests the power to vote the Issued Shares in a third Person, shall be a Transfer subject to the restrictions set forth herein; or (B) Transfers to Affiliates of a Schlumberger Party otherwise in compliance with this Agreement; provided, however, that any such Affiliate must agree in writing to be bound by this Agreement by execution of a Joinder Agreement in the form attached hereto as Exhibit A (“Joinder Agreement”) (which such execution shall be deemed, for all purposes, to be the execution of this Agreement), with such transferee being deemed to be a Schlumberger Party for purposes of this Agreement. Notwithstanding the foregoing, no Schlumberger Party shall be entitled to Transfer shares of Common Stock to securityholders of Schlumberger Parent during the Lock-Up Period even if such securityholder is an Affiliate.

(b) Notwithstanding anything in this Article IV to the contrary, from the date hereof until the fourth anniversary of the Closing Date, without prior approval of two-thirds of the Board, the Schlumberger Parties shall not, and shall cause their Affiliates not to, make any Transfer of Common Stock (i) to any Person or entity that is itself or through its Controlled subsidiaries directly involved in the operation or ownership of hydraulic fracturing services in onshore North America (excluding institutional funds and similar passive investment vehicles) or (ii) to any Person or member of a group that is a Schedule 13D filer with respect to the Company or that would be required under the Exchange Act, promptly after the time such Transfer is consummated, to file a Schedule 13D with respect to the Company after giving effect to such Transfer.

ARTICLE V

EFFECTIVENESS AND TERMINATION

Section 5.1 Effectiveness. This Agreement will be deemed to be effective concurrently with the effectiveness of the Business Combination. However, to the extent the Business Combination does not occur, the provisions of this Agreement will be without any force or effect.

Section 5.2 Termination.

(a) This Agreement will terminate with respect to the Schlumberger Parties at the earliest of (i) such time as the Schlumberger Parties (including any Affiliate of any Schlumberger Party that executed a Joinder Agreement) are no longer entitled to any rights or subject to any obligations or restrictions set forth in Article II, Article III or Article IV of this Agreement, (ii) such time as the Schlumberger Parties and their Affiliates do not Beneficially Own any shares of Common Stock and (iii) the written agreement of the Schlumberger Parties and the Company terminating this Agreement with respect to the Schlumberger Parties. The obligations and restrictions under Section 2.1(g) shall survive the termination of this Agreement.

(b) This Agreement will terminate with respect to Riverstone at the earliest of (i) such time as Riverstone and its Affiliates no longer collectively Beneficially Own at least 10% of the outstanding shares of Common Stock and (ii) the delivery of written notice to the Company by Riverstone requesting the termination of this Agreement with respect to Riverstone. The obligations and restrictions under Section 2.1(f) shall survive the termination of this Agreement.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Notices. All notices, requests, demands and other communications under this Agreement will be in writing and will be personally delivered, sent by nationally recognized overnight courier, mailed by registered or certified mail or be sent by electronic mail to such party at the address set forth below (or such other address as will be specified by like notice). Notices will be deemed to have been duly given hereunder if (a) personally delivered, when received, (b) sent by nationally recognized overnight courier, one (1) business day after deposit with the nationally recognized overnight courier, (c) mailed by registered or certified mail, five (5) business days after the date on which it is so mailed, and (d) sent by electronic mail, on the date sent so long as such communication is transmitted before 5:00 p.m. in the time zone of the receiving party on a business day, otherwise, on the next business day.

(i) If to the Company, to:

Liberty Oilfield Services Inc.

950 17th Street, Suite 2000

Denver, Colorado 80202

Attention: R. Sean Elliott

E-mail: sean.elliott@Libertyfrac.com

(ii) If to Riverstone, to:

712 Fifth Avenue, 51st Floor

New York, New York 10019

Attention: General Counsel

E-mail: scoats@riverstonellc.com

(iii) If to the Schlumberger Parties, to:

Schlumberger Technology Corporation

3600 Briarpark Drive

Houston, TX 77042

Attention: General Counsel

Email: slaureles@slb.com

with a copy (which shall not constitute notice) to:

Schlumberger Limited

5599 San Felipe

Houston, TX 77056

Attention: General Counsel

Email: slaureles@slb.com

Section 6.2 Severability. The provisions of this Agreement will be deemed severable, and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 6.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which, taken together, will be considered one and the same agreement.

Section 6.4 Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties hereto with respect to the subject matter hereof and (b) is not intended to confer upon any Person, other than the parties hereto, any rights or remedies hereunder.

Section 6.5 Further Assurances. Each party hereto will execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

Section 6.6 Governing Law; Equitable Remedies. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF). The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties hereto will be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Selected Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party hereto further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 6.7 Consent To Jurisdiction. With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement, each of the parties hereto hereby irrevocably (a) submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and the United States District Court for the District of Delaware and the appellate courts therefrom (the “Selected Courts”) and waives any objection to venue being laid in the Selected Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before one of the Selected Courts; provided, however, that a party may commence any Proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (b) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to their respective addresses referred to in Section 6.1 hereof; provided, however, that nothing herein will affect the right of any party hereto to serve process in any other manner permitted by law; and (c) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART, UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT AND TO HAVE ALL MATTERS RELATING TO THIS AGREEMENT BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

Section 6.8 Amendments; Waivers.

(a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed (i) in the case of an amendment, by each of the parties hereto (including any amendment providing for additional obligations hereunder of any party hereto), and (ii) in the case of a waiver, by each of the parties against whom the waiver is to be effective.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder will operate as waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.9 Assignment. Except as expressly permitted by Section 4.1, neither this Agreement nor any of the rights or obligations hereunder will be assigned by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and its assigns.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

LIBERTY OILFIELD SERVICES INC.

By:
Name:	Christopher A. Wright
Title:	Chief Executive Officer

AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

RIVERSTONE:

R/C IV LIBERTY HOLDINGS, L.P.

By: Riverstone/Carlyle Energy Partners IV, L.P., its general partner

By: R/C Energy GP IV, LLC, its general partner

By:
Name:
Title:

R/C ENERGY IV DIRECT PARTNERSHIP, L.P.

By: Riverstone/Carlyle Energy Partners IV, L.P., its general partner

By: R/C Energy GP IV, LLC, its general partner

By:
Name:
Title:

AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

SCHLUMBERGER PARTIES:

SCHLUMBERGER TECHNOLOGY CORPORATION

By:
Name:
Title:

SCHLUMBERGER CANADA LIMITED

By:
Name:
Title:

AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

Exhibit A

FORM OF JOINDER AGREEMENT

[DATE]

The undersigned hereby absolutely, unconditionally and irrevocably agrees to be bound by the terms and provisions of that certain Amended and Restated Stockholders Agreement, dated as of August 31, 2020, by and among Liberty Oilfield Services Inc., a Delaware corporation, R/C IV Liberty Holdings, L.P., a Delaware limited partnership, R/C Energy IV Direct Partnership, L.P., a Delaware limited partnership, Schlumberger Technology Corporation, a Texas corporation, and Schlumberger Canada Limited, a corporation organized pursuant to the laws of the Province of Alberta, (the “Stockholders Agreement”), and to join in the Stockholders Agreement as a Schlumberger Party (as defined in the Stockholders Agreement) with the same force and effect as if the undersigned were originally a party thereto.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of [DATE].

Name:

AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

ANNEX D

FORM OF A&R REGISTRATION RIGHTS AGREEMENT

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [●], 2020, is entered into by and among Liberty Oilfield Services Inc., a Delaware corporation (the “Company”), Schlumberger Technology Corporation, a Texas corporation (“Schlumberger US”), Schlumberger Canada Limited, a corporation organized pursuant to the laws of the Province of Alberta (“Schlumberger Canada” (together with Schlumberger US, the “Schlumberger Parties”), and each of the other Existing Holders (as defined below) listed on the signature pages hereto (together with the Company, the Schlumberger Parties and each of the other the Holders set forth on Schedule I attached hereto, the “Parties”).

BACKGROUND

WHEREAS, in connection with the Company’s initial public offering of its Common Stock, the Company provided registration rights with respect to certain Registrable Securities pursuant to that certain Registration Rights Agreement (the “Original Agreement”), dated as of January 17, 2018, by and among the Company and the initial holders signatory thereto;

WHEREAS, the Company and the Schlumberger Parties have entered into that certain Master Transaction Agreement, dated as of August 31, 2020, by and among Schlumberger US, Schlumberger Canada, Liberty Oilfield Services New HoldCo LLC, a Delaware limited liability company, LOS Canada Operations Inc., a British Columbia corporation, and the Company (the “Transaction Agreement”), pursuant to which, among other things, the Company has agreed to provide registration rights following the expiration of the Lockup Period with respect to the Registrable Securities received by the Schlumberger Parties as part of the Share Consideration (as defined in the Transaction Agreement); and

WHEREAS, the Majority Holders, constituting the holders of a majority of the Registrable Securities as of the date hereof, desire to amend and restate the Original Agreement in its entirety pursuant to Section 9(c) thereof as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby amend and restate the Original Agreement in its entirety as follows:

1. Certain Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” means, with respect to any specified Person, a Person that directly or indirectly Controls or is Controlled by, or is under common Control with, such specified Person. For purposes hereof, the Company and its subsidiaries shall not be deemed to be an Affiliate of Riverstone or the Schlumberger Parties.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Blackout Period” has the meaning given to such term in Section 3(o).

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any other day on which banking institutions in the State of New York are authorized or required to be closed by law or governmental action.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Common Stock” means the Class A common stock, par value $0.01 per share, of the Company.

“Company Securities” means any equity interest of any class or series in the Company.

“Control” (including the terms “Controls,” “Controlled by” and “under common Control with”) means the possession, direct or indirect, of the power to (a) direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise or (b) vote 10% or more of the securities having ordinary voting power for the election of directors of a Person.

“Demand Notice” has the meaning given to such term in Section 2(a)(i).

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Deadline” has the meaning given to such term in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Existing Holder” means each of the Persons listed on Schedule I hereto.

“Holder” means, unless and until such Person ceases to hold any Registrable Securities, each of the Existing Holders, Schlumberger US, Schlumberger Canada and any holder of Registrable Securities to whom registration rights conferred by this Agreement have been Transferred in compliance with Section 10(e) hereof; provided, that such transferee shall be a Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.

“Initiating Holder” means the Sponsoring Holder delivering the Demand Notice or the Underwritten Offering Notice, as applicable.

“Laurel” means Laurel Road I and Laurel Road II.

“Laurel Road I” means Laurel Road, LLC, a California limited liability company.

“Laurel Road II” means Laurel Road II, LLC, a California limited liability company.

“Lockup Period” means the period of time beginning on the date hereof and ending on [●].

“Material Adverse Change” means (a) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States, (b) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, (c) a material outbreak or escalation of armed hostilities or other international or national calamity involving the United States or the declaration by the United States of a national emergency or war or a change in national or international financial, political or economic conditions, or (d) any event, change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise), operations, results of operations or prospects of the Company and its subsidiaries taken as a whole.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, estate, trust, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“R/C Holdings” means R/C IV Liberty Holdings, L.P., a Delaware limited partnership.

“R/C Partnership” means R/C Energy IV Direct Partnership, L.P., a Delaware limited partnership.

“Registrable Securities” means the Shares; provided, however, that Registrable Securities shall not include: (a) any Shares that have been registered under the Securities Act and disposed of pursuant to an effective Registration Statement or otherwise transferred to a Person who is not entitled to the registration and other rights hereunder; (b) any Shares that have been sold or transferred by the Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144; and (c) any Shares that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

“Registration Statement” means a registration statement of the Company in the form required to register under the Securities Act and other applicable law for the resale of the Registrable Securities in accordance with the intended plan of distribution of each Holder included therein, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments (including a shelf takedown prospectus to the extent requested by a Sponsoring Holder in connection with a Demand Request at a time that a Shelf Registration Statement, or other Registration Statement pursuant to which the applicable Registrable Securities may be offered on a continuous or delayed basis, is effective), all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Requested Underwritten Offering” has the meaning given to such term in Section 2(b).

“Riverstone” means R/C Holdings and R/C Partnership.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act.

“Schlumberger Combination” means the transactions contemplated by the Transaction Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

“Shares” means the shares of Common Stock held by the Existing Holders as of the date hereof and the Schlumberger Parties upon the consummation of the Schlumberger Combination, and any other equity interests of the Company or equity interests in any successor of the Company issued in respect of such shares by reason of or in connection with any stock dividend, stock split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of the Company.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the Commission on Form S-3, or Form S-1 if Form S-3 is not available for use by the Company at such time (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) covering the Registrable Securities, as applicable.

“SH Ventures” means SH Ventures LOS, LLC, a Delaware limited liability company.

“Sponsoring Holder” means (a) Riverstone unless and until Riverstone ceases to hold any Registrable Securities, (b) the Schlumberger Parties unless and until the Schlumberger Parties cease to hold any Registrable Securities and (c) any holder of Registrable Securities to whom registration rights of a “Sponsoring Holder” conferred by this Agreement have been transferred in compliance with Section 10(e) hereof or the Original Agreement; provided, that any Person referenced in clause (c) shall be a Sponsoring Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.

“Suspension Period” has the meaning given to such term in Section 10(b).

“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“Transfer” means any direct or indirect transfer, assignment, sale, gift, pledge, hypothecation or other encumbrance, or any other disposition (whether voluntary or involuntary or by operation of law), of Registrable Securities (or any interest (pecuniary or otherwise) therein or right thereto), including derivative or similar transactions or arrangements whereby a portion or all of the economic interest in, or risk of loss or opportunity for gain with respect to, Registrable Securities are transferred or shifted to another Person.

“Underwritten Offering” means an underwritten offering of Common Stock for cash (whether a Requested Underwritten Offering or in connection with a public offering of Common Stock by the Company, stockholders or both), excluding an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or S-8 or an offering on any registration statement form that does not permit secondary sales.

“Underwritten Offering Notice” has the meaning given to such term in Section 2(b).

“VWAP” means, as of a specified date and in respect of Registrable Securities, the volume weighted average price for such security on the Trading Market for the five trading days immediately preceding, but excluding, such date.

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections refer to sections of this Agreement; (c) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “hereto,” “herein” or “hereunder” refer to this

Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated.

2. Registration.

(a) Initial Registration

(i) At the expiration of the Lockup Period, the Company shall file with the Commission a Registration Statement registering the offering and the sale of all the Registrable Securities held by the Schlumberger Parties from time to time as permitted by Rule 415 on the terms and conditions specified in this Section 2(a), which Registration Statement shall be automatically effective, provided, that if the Company is no longer a WKSI at the expiration of the Lockup Period it shall use its reasonable best efforts to cause such Registration Statement to be declared effective as promptly as reasonably practicable after the initial filing thereof, but in no event later than 20 days following the filing deadline (the “Effectiveness Deadline”), further provided, that the Effectiveness Deadline shall be extended to 60 days after the filing deadline if the Registration Statement is reviewed by and receives comments from, the Commission and 90 days after the filing deadline if the Company is not then eligible to register for resale the Registrable Securities on Form S-3. The Registration Statement filed with the Commission pursuant to this Section 2(a)(i) shall be a shelf registration statement on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit the Schlumberger Parties to sell such Registrable Securities pursuant to Rule 415 at any time beginning on the effective date for such Registration Statement. A Registration Statement filed pursuant to this Section 2(a)(i) shall provide for the resale pursuant to any method or combination of methods legally available to, and reasonably requested prior to effectiveness by, the Schlumberger Parties. The Company shall use its reasonable best efforts to cause a Registration Statement filed pursuant to this Section 2(a)(i) to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Schlumberger Parties until all such Registrable Securities have ceased to be Registrable Securities. When effective, a Registration Statement filed pursuant to this Section 2(a)(i) (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made) other than any untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Schlumberger Party specifically for use in the preparation thereof.

(b) Demand Registration.

(i) Any Sponsoring Holder shall have the option and right, exercisable by delivering a written notice to the Company (a “Demand Notice”), to require the Company to, pursuant to the terms of and subject to the limitations contained in this Agreement, prepare and file with the Commission a Registration Statement registering the offering and sale of the number and type of Registrable Securities on the terms and conditions specified in the Demand Notice, which may include sales on a delayed or continuous basis pursuant to Rule 415 pursuant to a Shelf Registration Statement (a “Demand Registration”). The Demand Notice must set forth the number of Registrable Securities that the Initiating Holder intends to include in such Demand Registration and the intended methods of disposition thereof. Notwithstanding anything to the contrary herein, in no event shall the Company be required to effectuate a Demand Registration unless the dollar amount of the Registrable Securities of the Initiating Holder to be included therein is reasonably likely to result in gross sale proceeds of at least $25 million based on the VWAP (the “Minimum Amount”) as of the date of the Demand Notice.

(ii) Within five Business Days (or if the Registration Statement will be a Shelf Registration Statement, within two Business Days) after the receipt of the Demand Notice, the Company shall give written notice of such Demand Notice to all Holders and, within 30 days after receipt of the Demand Notice (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case, within 90 days thereof), shall, subject to the limitations of this Section 2(b), file a Registration Statement in accordance with the terms and conditions of the Demand Notice, which Registration Statement shall cover all of the Registrable Securities that the Holders shall in writing request to be included in the Demand Registration (such request to be given to the Company within three Business Days (or if the Registration Statement will be a Shelf Registration Statement, within one Business Day) after receipt of notice of the Demand Notice given by the Company pursuant to this Section 2(a)(iii)). The Company shall use reasonable best efforts to cause such Registration Statement to become and remain effective under the Securities Act until the earlier of (A) 180 days (or two years if a Shelf Registration Statement is requested) after the Effective Date or (B) the date on which all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”); provided, however, that such period shall be extended for a period of time equal to the period the Holders refrain from selling any securities included in such Registration Statement at the request of an underwriter of the Company or the Company pursuant to this Agreement.

(iii) Subject to the other limitations contained in this Agreement, the Company is not obligated hereunder to effect (A) a Demand Registration within 90 days after the closing of any Underwritten Offering, (B) more than a total of one Demand Registration for which any transferee of Laurel in accordance with Section 10(e) is the Initiating Holder, (C) more than a total of one Demand Registration for which any transferee of SH Ventures in accordance with Section 10(e) is the Initiating Holder, and (D) a subsequent Demand Registration pursuant to a Demand Notice if a Registration Statement covering all of the Registrable Securities held by the Initiating Holder shall have become and remains effective under the Securities Act and is sufficient to permit offers and sales of the number and type of Registrable Securities on the terms and conditions specified in the Demand Notice in accordance with the intended timing and method or methods of distribution thereof specified in the Demand Notice. Subject to the foregoing sentence, following the date of this Agreement, Riverstone and, upon the expiration of the Lockup Period, the Schlumberger Parties (or, in each case, any transferee thereof in accordance with Section 10(e)) shall each be permitted to be the Initiating Holder for an unlimited number of Demand Registrations (including any demands for registration of the offer and sale of Registrable Securities on Form S-3 (so long as the Company is eligible to use Form S-3)). No Demand Registration shall be deemed to have occurred for purposes of this Section 2(a)(iv) if the Registration Statement relating thereto does not become effective or is not maintained effective for its entire Effectiveness Period, in which case the Initiating Holder shall be entitled to an additional Demand Registration in lieu thereof. Further, a Demand Registration shall not constitute a Demand Registration of the Initiating Holder for purposes of this Section 2(a)(iv) if, as a result of Section 2(a)(vii)(A), there is included in the Demand Registration less than the lesser of (i) Registrable Securities of the Initiating Holder having a VWAP measured on the effective date of the related Registration Statement of $25 million and (ii) two-thirds of the number of Registrable Securities the Initiating Holder set forth in the applicable Demand Notice.

(iv) A Holder may withdraw all or any portion of its Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the applicable Registration Statement. Upon receipt of a notice from the Initiating Holder that the Initiating Holder is withdrawing an amount of its Registrable Securities from the Demand Registration such that the remaining amount of Registrable Securities of the Initiating Holder to be included in the Demand Registration is reasonably likely to result in gross sale proceeds below the Minimum Amount, the Company shall cease all efforts to secure effectiveness of the applicable Registration Statement. Such registration nonetheless shall be deemed a Demand Registration with respect to the Initiating Holder for purposes of Section 2(a)(iv) unless (A) the Initiating Holder shall have paid or reimbursed the Company for its pro rata share of all reasonable and documented out-of-pocket fees and expenses incurred by the Company in connection with the withdrawn registration of such Registrable Securities (based on the number of securities the Initiating Holder sought to register, as compared to the total number of securities included in such Demand Registration) or (B) the withdrawal is made following the occurrence of a Material Adverse Change or pursuant to the Company’s request for suspension pursuant to Section 3(o).

(v) The Company may include in any such Demand Registration other Company Securities for sale for its own account or for the account of any other Person, subject to Section 2(a)(vii) and Section 2(c)(iii).

(vi) In the case of a Demand Registration not being underwritten, if the Initiating Holder advises the Company that in its reasonable opinion the aggregate number of securities requested to be included exceeds the number that can be included without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the Company shall include in such Demand Registration only that number of securities that in the reasonable opinion of the Initiating Holder will not have such adverse effect, with such number to be allocated as follows: (A) first, pro-rata among all Holders (including the Initiating Holder) that have requested to participate in such Demand Registration based on the relative number of Registrable Securities then held by each such Holder; (B) second, if there remains availability for additional securities to be included in such Demand Registration, the Company; and (C) third, if there remains availability for additional securities to be included in such Demand Registration, any other holders entitled to participate in such Demand Registration, if applicable, based on the relative number of securities such holder is entitled to include in such Demand Registration.

(vii) The Company shall use its reasonable best efforts to qualify for registration on Form S-3. To the extent an Automatic Shelf Registration Statement has been filed, the Company shall use commercially reasonable efforts to remain a WKSI and not become an ineligible issuer (as defined in Rule 405 under the Securities Act) during the period during which such Automatic Shelf Registration Statement is required to remain effective. If the Automatic Shelf Registration Statement has been outstanding for at least three years, at the end of the third year the Company shall refile a new Automatic Shelf Registration Statement covering the Registrable Securities that remain unsold. If at any time when the Company is required to re-evaluate its WKSI status, the Company determines that it is not a WKSI, the Company shall use commercially reasonable efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective. Subject to the limitations contained in this Agreement, the Company shall effect any Demand Registration on such appropriate registration form of the Commission (A) as shall be selected by the Company and (B) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the Demand Notice; provided, that if the Company becomes, and is at the time of its receipt of a Demand Notice, a WKSI, the Demand Registration for any offering and selling of Registrable Securities shall be effected pursuant to an Automatic Shelf Registration Statement, which shall be on Form S-3 or any equivalent or successor form under the Securities Act (if available to the Company). If at any time a Registration Statement on Form S-3 is effective and a Holder provides written notice to the Company that it intends to effect an offering of all or part of the Registrable Securities included on such Registration Statement, the Company will amend or supplement such Registration Statement as may be necessary in order to enable such offering to take place.

(viii) Without limiting Section 3, in connection with any Demand Registration pursuant to and in accordance with this Section 2(b), the Company shall (A) promptly prepare and file or cause to be prepared and filed (1) such additional forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents, as may be necessary or advisable to register or qualify the securities subject to such Demand Registration, including under the securities laws of such jurisdictions as the Holders shall reasonably request; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the

Company would become subject to general service of process or to taxation or qualification to do business in such jurisdiction solely as a result of registration and (2) such forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents as may be necessary to apply for listing or to list the Registrable Securities subject to such Demand Registration on the Trading Market and (B) do any and all other acts and things that may be reasonably necessary or appropriate or reasonably requested by the Holders to enable the Holders to consummate a public sale of such Registrable Securities in accordance with the intended timing and method or methods of distribution thereof.

(ix) In the event a Holder Transfers Registrable Securities included on a Registration Statement and such Registrable Securities remain Registrable Securities following such Transfer, at the request of such Holder, the Company shall amend or supplement such Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Registration Statement; provided, that in no event shall the Company be required to file a post-effective amendment to the Registration Statement unless (A) such Registration Statement includes only Registrable Securities held by the Holder, Affiliates of the Holder or transferees of the Holder or (B) the Company has received written consent therefor from each Person for whom Registrable Securities have been registered on (but not yet sold under) such Registration Statement, other than the Holder, Affiliates of the Holder or transferees of the Holder.

(c) Requested Underwritten Offering. Any Sponsoring Holder then able to effectuate a Demand Registration pursuant to the terms of Section 2(b) (or who has previously effectuated a Demand Registration pursuant to Section 2(b) but has not engaged in an Underwritten Offering in respect of such Demand Registration) shall have the option and right, exercisable by delivering written notice to the Company of its intention to distribute Registrable Securities by means of an Underwritten Offering (an “Underwritten Offering Notice”), to require the Company, pursuant to the terms of and subject to the limitations of this Agreement, to effectuate a distribution of any or all of its Registrable Securities by means of an Underwritten Offering pursuant to a new Demand Registration or pursuant to an effective Registration Statement covering such Registrable Securities (a “Requested Underwritten Offering”); provided, that the dollar amount of the Registrable Securities of such Initiating Holder requested to be included in such Requested Underwritten Offering is reasonably likely to result in gross sale proceeds at least equal to the Minimum Amount as of the date of such Underwritten Offering Notice. The Underwritten Offering Notice must set forth the number of Registrable Securities that the Initiating Holder intends to include in such Requested Underwritten Offering. The managing underwriter or managing underwriters of a Requested Underwritten Offering shall be designated by the Company; provided, however, that such designated managing underwriter or managing underwriters shall be reasonably acceptable to the Initiating Holder. Notwithstanding the foregoing, the Company is not obligated to effect a Requested Underwritten Offering within 90 days after the closing of an Underwritten Offering. Any Requested Underwritten Offering (other than the first Requested Underwritten Offering made in respect of a prior Demand Registration) shall constitute a Demand Registration of the Initiating Holder for purposes of Section 2(a)(iv) (it being understood that if requested concurrently with a Demand Registration then, together, such Demand Registration and Requested Underwritten Offering shall count as one Demand Registration); provided, however, that a Requested Underwritten Offering shall not constitute a Demand Registration of the Initiating Holder for purposes of Section 2(a)(iv) if, as a result of Section 2(c)(iii)(A), the Requested Underwritten Offering include less than the lesser of (i) Registrable Securities of the Initiating Holder having a VWAP measured on the effective date of the related Registration Statement of $10 million and (ii) two-thirds of the number of Registrable Securities the Initiating Holder set forth in the applicable Underwritten Offering Notice.

(d) Piggyback Registration and Piggyback Underwritten Offering.

(i) If the Company shall at any time propose to file a registration statement under the Securities Act with respect to an offering of Common Stock (other than a registration statement on Form S-4, Form S-8 or any successor forms thereto or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan and other than a Demand Registration), whether or not for its own account, then the

Company shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least five Business Days, except if the registration statement will be a Shelf Registration Statement, at least two Business Days, before) the anticipated filing date (the “Piggyback Registration Notice”). The Piggyback Registration Notice shall offer Holders the opportunity to include for registration in such registration statement the number of Registrable Securities as they may request in writing (a “Piggyback Registration”). The Company shall use commercially reasonable efforts to include in each such Piggyback Registration such Registrable Securities for which the Company has received written requests for inclusion therein (“Piggyback Registration Request”) within three Business Days or, if the Piggyback Registration will be on a Shelf Registration Statement, within one Business Day, after sending the Piggyback Registration Notice. For the avoidance of doubt, the failure to receive such notice within the aforementioned timeframes shall result in a waiver of such Holder’s participation right. Each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration by giving written notice to the Company of its request to withdraw; provided, that (A) such request must be made in writing prior to the effectiveness of such registration statement and (B) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the Piggyback Registration as to which such withdrawal was made. Any withdrawing Holder shall continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of Common Stock, all upon the terms and conditions set forth herein.

(ii) If the Company shall at any time propose to conduct an Underwritten Offering (including a Requested Underwritten Offering), whether or not for its own account, then the Company shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least five Business Days, except if the Underwritten Offering will be made pursuant to a Shelf Registration Statement, at least two Business Days, before) the commencement of the offering, which notice shall set forth the principal terms and conditions of the issuance, including the proposed offering price or range of offering prices (if known), the anticipated filing date of the related registration statement (if applicable) and the number of shares of Common Stock that are proposed to be registered (the “Underwritten Offering Piggyback Notice”). The Underwritten Offering Piggyback Notice shall offer Holders the opportunity to include in such Underwritten Offering (and any related registration, if applicable) the number of Registrable Securities as they may request in writing (an “Underwritten Piggyback Offering”); provided, however, that in the event that the Company proposes to effectuate the subject Underwritten Offering pursuant to an effective Shelf Registration Statement other than an Automatic Shelf Registration Statement, only Registrable Securities of Holders which are subject to an effective Shelf Registration Statement may be included in such Underwritten Piggyback Offering. The Company shall use commercially reasonable efforts to include in each such Underwritten Piggyback Offering such Registrable Securities for which the Company has received written requests for inclusion therein within three Business Days or, if such Underwritten Piggyback Offering will be made pursuant to a Shelf Registration Statement, within one Business Day after sending the Underwritten Offering Piggyback Notice. Each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from an Underwritten Piggyback Offering at any time prior to the effectiveness of the applicable registration statement, and such Holder shall continue to have the right to include any Registrable Securities in any subsequent Underwritten Offerings, all upon the terms and conditions set forth herein.

(iii) If the managing underwriter or managing underwriters of an Underwritten Offering advise the Company and the Holders that in their reasonable opinion that the inclusion of all of the Holders’ Registrable Securities requested for inclusion in the subject Underwritten Offering (and any related registration, if applicable) (and any other Common Stock proposed to be included in such offering) exceeds the number that can be included without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the Company shall include in such Underwritten Offering (and any related registration, if applicable) only that number of shares of Common Stock proposed to be included in such Underwritten Offering (and any related registration, if applicable) that, in the reasonable opinion of the managing underwriter or managing underwriters, will not have such adverse effect, with such number to be allocated as follows: (A) in the case of a Requested Underwritten Offering, (1) first, pro-rata among all Holders

(including the Initiating Holder) that have requested to include Registrable Securities in such Underwritten Offering based on the relative number of Registrable Securities then held by each such Holder, (2) second, if there remains availability for additional shares of Common Stock to be included in such Underwritten Offering, the Company, and (3) third, if there remains availability for additional shares of Common Stock to be included in such Underwritten Offering, any other holders entitled to participate in such Underwritten Offering, if applicable, based on the relative number of shares of Common Stock then held by each such holder; and (B) in the case of any other Underwritten Offerings, (x) first, to the Company, (y) second, if there remains availability for additional shares of Common Stock to be included in such Underwritten Offering, pro-rata among all Holders desiring to include Registrable Securities in such Underwritten Offering based on the relative number of Registrable Securities then held by each such Holder, and (z) third, if there remains availability for additional shares of Common Stock to be included in such registration, pro-rata among any other holders entitled to participate in such Underwritten Offering, if applicable, based on the relative number of shares of Common Stock then held by each such holder. If any Holder disapproves of the terms of any such Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s) delivered on or prior to the time of the pricing of such offering. Any Registrable Securities withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(iv) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(d) at any time in its sole discretion whether or not any Holder has elected to include Registrable Securities in such Registration Statement. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 7 hereof.

3. Registration and Underwritten Offering Procedures. The procedures to be followed by the Company and each Holder electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Company and such Holders, with respect to the preparation, filing and effectiveness of such Registration Statement and the effectuation of any Underwritten Offering, are as follows:

(a) In connection with a Demand Registration, the Company will, at least three Business Days prior to the anticipated filing of the Registration Statement and any related Prospectus or any amendment or supplement thereto (other than, after effectiveness of the Registration Statement, any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), (i) furnish to such Holders copies of all such documents prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(b) In connection with a Piggyback Registration, Underwritten Piggyback Offering or a Requested Underwritten Offering, the Company will, at least three Business Days (or in the case of a Shelf Registration Statement or an offering that will be made pursuant to a Shelf Registration Statement, at least one Business Day) prior to the anticipated filing of any initial Registration Statement that identifies the Holders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto), as applicable, furnish to such Holders copies of any such Registration Statement or related Prospectus or amendment or supplement thereto that identify the Holders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto). The Company will also use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(c) The Company will use commercially reasonable efforts to, as promptly as reasonably practicable, (i) prepare and file with the Commission such amendments (including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith) as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for its Effectiveness Period and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders, (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424, and (iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable, provide such Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Holders as selling stockholders but not any comments that would result in the disclosure to such Holders of material and non-public information concerning the Company.

(d) The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(e) The Company will notify such Holders who are included in a Registration Statement as promptly as reasonably practicable: (i)(A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which such Holder is included has been filed; (B) when the Commission notifies the Company whether there will be a “review” of the applicable Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of such Holders that pertain to such Holders as selling stockholders); and (C) with respect to each applicable Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Holders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Current Report on Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) The Company will use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period or Suspension Period, as promptly as reasonably practicable after such Blackout Period or Suspension Period is over.

(g) During the Effectiveness Period, the Company will furnish to each such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company will not have any obligation to provide any document pursuant to this clause (g) that is available on the Commission’s EDGAR system.

(h) The Company will promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as such Holder may reasonably request during the Effectiveness Period. Subject to the terms of this Agreement, including Section 10(b), the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(i) The Company will cooperate with such Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the Effective Date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities under the Registration Statement.

(j) Upon the occurrence of any event contemplated by Section 3(e)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) With respect to Underwritten Offerings, (i) the right of any Holder to include such Holder’s Registrable Securities in an Underwritten Offering shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein, (ii) each Holder participating in such Underwritten Offering agrees to enter into an underwriting agreement in customary form and sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled to select the managing underwriter or managing underwriters hereunder and (iii) each Holder participating in such Underwritten Offering agrees to complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customarily and reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with each Holder that, in connection with any Underwritten Offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions, auditor “comfort” letters and reports of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company included in the Registration Statement if the Company has had its reserves prepared, audited or reviewed by an independent petroleum engineer.

(l) For a reasonable period prior to the filing of any Registration Statement and throughout the Effectiveness Period, the Company will make available, upon reasonable notice at the Company’s principal place of business or such other reasonable place, for inspection during normal business hours by a representative or representatives of the selling Holders, the managing underwriter or managing underwriters and any attorneys or accountants retained by such selling Holders or underwriters, all such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless disclosure of such information is required by court or administrative order or, in the opinion of counsel to such Person, law, in which case, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure.

(m) In connection with any Requested Underwritten Offering, the Company will use commercially reasonable efforts to cause appropriate officers and employees to be available, on a customary basis and upon reasonable notice, to meet with prospective investors in presentations, meetings and road shows.

(n) Each Holder agrees to furnish to the Company any other information regarding the Holder and the distribution of such securities as the Company reasonably determines is required to be included in any Registration Statement or any Prospectus or prospectus supplement relating to an Underwritten Offering.

(o) Notwithstanding any other provision of this Agreement, the Company shall not be required to file a Registration Statement (or any amendment thereto) or effect a Requested Underwritten Offering (or, if the Company has filed a Shelf Registration Statement and has included Registrable Securities therein, the Company shall be entitled to suspend the offer and sale of Registrable Securities pursuant to such Registration Statement) for a period of up to 60 days if (i) the Board determines that a postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company), (ii) the Board determines such registration would render the Company unable to comply with applicable securities laws or (iii) the Board determines such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential (any such period, a “Blackout Period”); provided, however, that in no event shall any Blackout Period together with any Suspension Period exceed an aggregate of 120 days in any 12-month period.

(p) In connection with an Underwritten Offering, the Company shall use all commercially reasonable efforts to provide to each Holder named as a selling securityholder in any Registration Statement a copy of any auditor “comfort” letters, customary legal opinions or reports of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company, in each case that have been provided to the managing underwriter or managing underwriters in connection with the Underwritten Offering, not later than the Business Day prior to the effective date of such Registration Statement.

4. Standstill. At any time that the Company is engaged in an Underwritten Offering of its securities (on its own behalf, on behalf of selling Holders or both), no Holder participating in such Underwritten Offering will Transfer any Registrable Securities on any securities exchange or in the over-the-counter or any other public trading market for whatever period of time the Company (upon the recommendation of its underwriters) requests by written notice to the Holder; provided, however, that (excluding the Company’s initial public offering) such request shall not be for a period extending longer than 90 days after the later of (a) the effective date of the registration statement relating to such Underwritten Offering, and (b) the date of the underwriting agreement relating to such Underwritten Offering, and this Section 4 shall not limit any Holder’s right to include Registrable Securities in any such Underwritten Offering pursuant to any demand or piggyback registration rights, as applicable, that any Holder may have pursuant to this Agreement.

5. Merger Lockup Period. Consistent with the provisions of the Transaction Agreement, notwithstanding anything in his Agreement to the contrary, the Schlumberger Parties shall not be entitled to the registration rights and other rights conferred by this Agreement until following the expiration of the Lockup Period.

6. No Inconsistent Agreements; Additional Rights. The Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent in any material respect with the rights granted to the Holders by this Agreement.

7. Registration Expenses. All Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with any Demand Registration, Requested Underwritten Offering, Piggyback Registration or Underwritten Piggyback Offering (in each case, excluding any Selling Expenses) shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. “Registration Expenses” shall include, without limitation, (a) all registration and filing fees (including fees and expenses (i) with respect to filings required to be made with the Trading Market and (ii) in compliance with applicable state securities or “Blue Sky” laws), (b) printing expenses (including expenses of printing certificates for Company Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by a Holder of Registrable Securities included in the Registration Statement), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel, auditors, accountants and independent petroleum engineers for the Company, (e) Securities Act liability insurance, if the Company so desires such insurance, (f) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, (g) fees and disbursements of one counsel for the Sponsoring Holders whose Registrable Securities are included in a Registration Statement, which counsel shall be selected by the holders of a majority of the Registrable Securities held by the Sponsoring Holders included in such Registration Statement, and (h) all expenses relating to marketing the sale of the Registrable Securities, including expenses related to conducting a “road show.” In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market.

8. Indemnification.

(a) The Company shall indemnify and hold harmless each Holder, its Affiliates and each of their respective direct and indirect partners (including partners of partners and stockholders and members of partners), members, stockholders, officers, directors, employees and any agent thereof (collectively, “Holder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees of a single counsel representing all Holder Indemnified Persons or, if the representation of all Holder Indemnified Persons by the same counsel would be inappropriate under applicable standards of professional conduct, then as many counsel as may be needed under such standards of professional conduct to represent all Holder Indemnified Persons) and expenses, judgments, taxes, fines, penalties, diminution in value, interest, settlements or other amounts of any kind or nature whatsoever (including all amounts paid in investigation, defense or settlement of the foregoing and consequential damages) arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Holder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, in any preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the Effective Date), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to any Holder Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder Indemnified Person or any underwriter specifically for use in the preparation thereof. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Person or any indemnified party and shall survive the transfer of such securities by such Holder. Notwithstanding anything to the contrary herein, this Section 8 shall survive any termination or expiration of this Agreement indefinitely.

(b) In connection with any Registration Statement in which a Holder participates, such Holder shall, severally and not jointly, indemnify and hold harmless the Company, its Affiliates and each of their respective officers, directors and any agent thereof, to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to the Holder furnished in writing to the Company by such Holder for use therein. This indemnity shall be in addition to any liability such Holder may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder from the sale of the Registrable Securities giving rise to such indemnification obligation

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). Failure to give prompt written notice to an indemnifying party pursuant to this clause (c) shall not release the indemnifying party from its obligations hereunder.

(d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Holders, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

9. Facilitation of Sales Pursuant to Rule 144. To the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with a sale of such Holder’s Registrable Securities pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

10. Miscellaneous.

(a) Remedies. In the event of actual or potential breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Discontinued Disposition. Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(e), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3(j) or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”). The Company may provide appropriate stop orders to enforce the provisions of this Section 10(b).

(c) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and Holders that hold a majority of the Registrable Securities as of the date of such waiver or amendment; provided, that any waiver or amendment that would have a disproportionate adverse effect on a Holder relative to the other Holders shall require the consent of such Holder. The Company shall provide prior notice to all Holders of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via electronic mail as specified in this Section 10(d) prior to 5:00 p.m. in the time zone of the receiving party on any Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via electronic mail as specified in this Agreement later than 5:00 p.m. in the time zone of the receiving party on any date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Liberty Oilfield Services Inc.

Attention: R. Sean Elliott
950 17th Street, Suite 2000
Denver, Colorado 80202
E-mail: sean.elliott@libertyfrac.com

With copy to:

Vinson & Elkins L.L.P.
Attention: David P. Oelman E. Ramey Layne
1001 Fannin Street, Suite 2500
Houston, Texas 77002
E-mail: doelman@velaw.com rlayne@velaw.com

If to any Person who is then the registered Holder:	To the address of such Holder as indicated on the signature page of this Agreement or, if different, as it appears in the applicable register for the Registrable Securities or as may be designated in writing by such Holder in accordance with this Section 10(d).

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 10(e), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Company and the Holders. Notwithstanding anything in the foregoing to the contrary, the rights of a Holder pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent (but only with all related obligations) with respect to such Registrable Securities (and any Registrable Securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Registrable Securities) by such Holder to a transferee of such Registrable Securities; provided (i) the Company is, within a reasonable time after such Transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders.

(f) No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the parties hereto or their respective successors and permitted assigns, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

(g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by electronic mail, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by electronic mail were the original thereof.

(h) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware. Each of the Parties irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and the United States District Court for the District of Delaware and the appellate courts therefrom for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions of this Agreement without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

(l) Termination. Except for Section 8, this Agreement shall terminate as to any Holder, when all Registrable Securities held by such Holder no longer constitute Registrable Securities.

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:

LIBERTY OILFIELD SERVICES INC.

By:
Name:	Christopher A. Wright
Title:	Chief Executive Officer

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

HOLDERS:

R/C IV LIBERTY HOLDINGS, L.P.

By:	Riverstone/Carlyle Energy Partners IV, L.P., its general partner

By:	R/C ENERGY GP IV, LLC, its general partner

By:
Name:
Title:

Address for notice:

R/C ENERGY IV DIRECT PARTNERSHIP, L.P.

By:	Riverstone/Carlyle Energy Partners IV, L.P., its general partner

By:	R/C ENERGY GP IV, LLC, its general partner

By:
Name:
Title:

Address for notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

SCHLUMBERGER TECHNOLOGY CORPORATION

By:
Name:
Title:

Address for notice:

LOS CANADA OPERATIONS INC.

By:
Name:	Christopher A. Wright
Title:	Chief Executive Officer

Address for notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

Christopher A. Wright
Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

C. Mark Pearson
Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

Paul G. Vitek

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

Duane Fadness

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

BOB SCHULZ

By:	Michael Stock, attorney-in-fact

Name:

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THOMAS E. CLAUGUS

By:	GMT Capital Corp., as Adviser

By:
Name:
Title:

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

Larry Griffin

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

Leen Weijers

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

Kevin Fisher

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

Jim Brady

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

Glenn Dighero

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

Tim Hohn

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

Jason Galacia

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

S. Scott Tiedgen

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

Michael Stock

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

Ron Gusek

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

Tom Riebel

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

SRE INVESTING LLC

By:
Name:
Title:

Address for Notice:

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

SCHEDULE I

EXISTING HOLDERS

Name
[●]

SIGNATURE PAGE TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

SPECIAL MEETING OF STOCKHOLDERS OF

LIBERTY OILFIELD SERVICES INC.

[●], 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - Liberty Oilfield Services Inc. (the “Company”) will conduct its 2020 special meeting of shareholders in virtual meeting format only, conducted by live webcast. To attend the virtual special meeting, visit [●] (password: liberty2020) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.astproxyportal.com/ast/21952/special

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

         00030000300000001000 0                                                                                 000020

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

IMPORTANT NOTICE

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE LIBERTY OILFIELD SERVICES INC. THE EXPENSE OF ADDITIONAL SOLICITATION.

1. Stock Issuance Proposal — To consider and vote upon a proposal to approve, for purposes of complying with NYSE Listing Rule 312.03, the issuance of up to 66,326,134 shares of Class A Common Stock, par value $0.01 per share, of the Company pursuant to that certain Master Transaction Agreement, dated as of August 31, 2020, by and among Schlumberger Technology Corporation, Schlumberger Canada Limited, Liberty Oilfield Services New HoldCo LLC, LOS Canada Operations Inc., and the Company (“Stock Issuance Proposal”).

FOR AGAINST ABSTAIN ☐ ☐ ☐

2. Adjournment Proposal — To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Stock Issuance Proposal (“Adjournment Proposal”).

FOR AGAINST ABSTAIN ☐ ☐ ☐
NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
		MARK “X” HERE IF YOU PLAN TO ATTEND THE VIRTUAL MEETING	☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

LIBERTY OILFIELD SERVICES INC.

[●], 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.astproxyportal.com/ast/21952/special

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

 Please detach along perforated line and mail in the envelope provided.

         00030000300000001000    0                                                                                  000020

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

IMPORTANT NOTICE

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE LIBERTY OILFIELD SERVICES INC. THE EXPENSE OF ADDITIONAL SOLICITATION.

1. Stock Issuance Proposal — To consider and vote upon a proposal to approve, for purposes of complying with NYSE Listing Rule 312.03, the issuance of up to 66,326,134 shares of Class A Common Stock, par value $0.01 per share, of Liberty Oilfield Services Inc. (the “Company”) pursuant to that certain Master Transaction Agreement, dated as of August 31, 2020, by and among Schlumberger Technology Corporation, Schlumberger Canada Limited, Liberty Oilfield Services New HoldCo LLC, LOS Canada Operations Inc., and the Company (“Stock Issuance Proposal”).

FOR AGAINST ABSTAIN ☐ ☐ ☐

2. Adjournment Proposal — To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Stock Issuance Proposal (“Adjournment Proposal”).

FOR AGAINST ABSTAIN ☐ ☐ ☐
NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
		MARK “X” HERE IF YOU PLAN TO ATTEND THE VIRTUAL MEETING	☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1

LIBERTY OILFIELD SERVICES INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

The undersigned hereby appoint(s) Christopher A. Wright, Michael Stock and R. Sean Elliott, or any one of them, attorneys with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the undersigned in Liberty Oilfield Services Inc. as indicated on the proposals referred to on the reverse side hereof at the special meeting of its stockholders to be held via live webcast at [●] (password liberty2020) on [●], 2020 at 9:00 a.m., Mountain Standard Time and at any adjournments thereof, and in their or his discretion upon any other matter which may properly come before said meeting.

This card also constitutes voting instructions to the trustees under Liberty Oilfield Services Inc’s. 401(k) plan and legacy restricted stock plan to vote, in person or by proxy, the proportionate interest of the undersigned in the shares of Common Stock of Liberty Oilfield Services Inc. held by the trustees under the plans, as described in the proxy statement.

(Continued and to be signed on the reverse side)

 COMMENTS:

1.1	14475